Filed with the Securities and Exchange Commission on January 28, 2013

Securities Act of 1933 File No. 033-70958

Investment Company Act of 1940 File No. 811-08104

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 67

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 69

(Check appropriate box or boxes.)

TOUCHSTONE FUNDS GROUP TRUST

(Exact name of Registrant as Specified in Charter)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202

(Address of Principal Executive Offices) Zip Code

Registrant’s Telephone Number, including Area Code (513) 878-4066

Jill T. McGruder, 303 Broadway, Cincinnati, OH 45202

(Name and Address of Agent for Service)

With Copies to:

John M. Ford, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, PA 19103

It is proposed that this filing will become effective

(check appropriate box)

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485. If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 January 30, 2013

Prospectus

Touchstone Funds Group Trust

	Class A	Class C	Class Y	Institutional
Touchstone Total Return Bond Fund	TCPAX	TCPCX	TCPYX	TCPNX
Touchstone Emerging Markets Equity Fund	TEMAX	TEFCX	TEMYX	TMEIX
Touchstone Global Equity Fund	TGEAX	TGECX	TGEYX	TGFIX
Touchstone Global Real Estate Fund	TGAAX	TGACX	TRFYX	TRFIX
Touchstone International Fixed Income Fund	TIFAX	TIFCX	TIFYX	TIFIX
Touchstone Large Cap Relative Value Fund	TRVAX	TRVCX	TRVYX	TRVIX
Touchstone Market Neutral Equity Fund	TSEAX	TSECX	TSEYX	—
Touchstone Mid Cap Value Fund	TCVAX	TMFCX	TCVYX	TCVIX
Touchstone Small Cap Core Fund	TSFAX	TSFCX	TSFYX	TSFIX
Touchstone Focused Equity Fund	TFEAX	TFECX	TFEYX	TFEIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The Touchstone Market Neutral Equity Fund may not be suitable for all investors.  Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations before making an investment.

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TOUCHSTONE TOTAL RETURN BOND FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Total Return Bond Fund (the “Fund”) seeks current income.  Capital appreciation is a secondary goal.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 67 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y		Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None		None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%		0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None		None
Other Expenses	0.62%	0.68%	0.35%		0.32%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%		0.01%
Total Annual Fund Operating Expenses(1)	1.23%	2.04%	0.71%		0.68%
Fee Waiver and/or Expense Reimbursement(2)	(0.32)%	(0.38)%	(0.05	)%(3)	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%	1.66%	0.66	%(3)	0.51%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.90%, 1.65%, 0.65%, and 0.50% for Class A shares, Class C shares, Class Y shares, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least April 16, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

(3)Expenses shown above have been restated to reflect the Fund’s contractual fee waiver and will differ from the expenses reflected in the Fund’s annual report for the fiscal year ended September 30, 2012.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$563	$269	$67	$52	$169
3 Years	$817	$603	$222	$200	$603
5 Years	$1,089	$1,063	$390	$362	$1,063
10 Years	$1,866	$2,339	$878	$830	$2,339

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  Fixed-income securities primarily consist of U.S. government obligations, corporate debt obligations, mortgage-backed securities, asset-backed securities, and non-investment-grade corporate debt obligations.  U.S. government obligations include direct government obligations and those of government agencies and instrumentalities.  Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments of U.S. corporations.  Investment-grade fixed-income securities include securities rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated by S&P or Moody’s, determined by the sub-advisor, EARNEST Partners LLC (“EARNEST” or “Sub-Advisor”), to be of comparable quality.  The Fund will generally invest at least 80% of its total assets in investment-grade debt securities, but may invest up to 20% of its total assets in non-investment-grade debt securities, which are sometimes referred to as “junk bonds”.

In selecting investments for the Fund, EARNEST employs a bottom-up investment process that seeks to maximize duration-adjusted total return by investing in market sectors or securities it considers undervalued for their risk characteristics.  EARNEST accomplishes this through the implementation of a proprietary “Gap” Framework, fundamental review and risk management process.  The first step involves a screening of the investible universe applying EARNEST’s proprietary Gap framework that calculates expected yield levels for various sectors and securities in comparison to actual yield levels.  The Gap Framework analysis incorporates such factors as quality, duration, structure, and the relationship between price and yield.  The second step involves in-depth, fundamental security analysis which focuses on credit risk, cash flow risk, credit spread volatility, the historical yield relationship between a security and the corresponding benchmark, and current market technical forces (i.e. supply and demand factors).  The third and final step of the investment process integrates EARNEST’s risk management techniques and fundamental analysis to construct a portfolio that strives to maximize yield while minimizing the risks inherent in fixed income investing.  Securities are sold once valuation targets are met, a fundamental change to EARNEST’s credit analysis occurs, or to alter the overall risk characteristics of the portfolio.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms.  In addition, these securities may make principal payments that are fixed, variable, or both.  The Fund may also invest in zero coupon securities.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

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Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below-investment-grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.  The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss.  There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid.  In addition, the market for non-investment-grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities.  Non-investment-grade debt securities can also be more difficult to sell for good value.

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Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

U.S. Government Agencies Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

This Fund should only be purchased by investors seeking current income with reasonable risk to capital who can withstand share price volatility, and who seek exposure to fixed income securities.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Barclays Capital Aggregate Bond Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Total Return Bond Fund – Class Y Total Return as of December 31

Best Quarter:  3rd Quarter 2009 +7.77%         Worst Quarter:  2nd Quarter 2004 -2.62%

The year-to-date return for the Fund’s Class Y shares as of December 31, 2012 is 5.71%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class Y shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y shares after-tax returns.

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Class Y shares began operations on November 15, 1991.  Class A shares began operations on August 16, 2010 and Class C shares and Institutional Class shares began operations on August 1, 2011.  The Class A shares performance information is calculated using the historical performance of Class Y shares for periods prior to August 16, 2010.  Performance for this period has been restated to reflect the impact of the Class A shares fees and expenses.  Class C shares and Institutional Class shares performance information is calculated using the historical performance of Class Y shares for the periods prior to August 1, 2011.  Performance for this period for Class C shares has been restated to reflect the impact of the Class C shares fees and expenses.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	5 Years	10 Years
Total Return Bond Fund
Class Y Return Before Taxes	5.71%	7.34%	5.53%
Class Y Return After Taxes on Distributions	4.64%	5.65%	3.92%
Class Y Return After Taxes on Distributions and Sale of Fund Shares	3.71%	5.28%	3.77%
Class A Return Before Taxes	0.39%	6.02%	4.75%
Class C Return Before Taxes	3.53%	6.25%	4.46%
Institutional Class Return Before Taxes	5.80%	7.37%	5.54%
Barclays Capital Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	4.21%	5.95%	5.18%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	EARNEST Partners LLC

Portfolio Manager(s)

Douglas Folk, CFA

Partner

Managing the Fund since 2011

Chris Fitze, CFA

Portfolio Manager and Research Analyst

Managing the Fund since 2011

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

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You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE EMERGING MARKETS EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 67 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.71%	0.82%	0.41%	0.34%
Total Annual Fund Operating Expenses	1.96%	2.82%	1.41%	1.34%
Fee Waiver and/or Expense Reimbursement(1)	(0.27)%	(0.38)%	(0.00)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.69%	2.44%	1.41%	1.29%

(1)Expenses shown above have been restated to reflect a change to the Fund’s management fees and in the Fund’s contractual fee waiver and will differ from the expenses reflected in the Fund’s annual report for the fiscal year ended September 30, 2012.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.69%, 2.44%, 1.44%, and 1.29% for Class A shares, Class C shares, Class Y shares, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$737	$347	$144	$131	$247
3 Years	$1,130	$838	$446	$420	$838
5 Years	$1,548	$1,455	$771	$729	$1,455
10 Years	$2,708	$3,120	$1,691	$1,608	$3,120

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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of companies located in emerging markets.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  Equity securities generally include common stock, depositary receipts, and preferred stock.  For purposes of the Fund, an emerging market is one:

·                  that is included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index;

·                  that is considered by the sub-advisor, AGF Investments America Inc. (“AGF” or “Sub-Advisor”), to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index based on a country’s economic development, size, liquidity, and market accessibility, and technically meets the existing MSCI market classification framework for inclusion in the MSCI Emerging Markets Index when it is reviewed; or

·                  whose economic activity and capital markets are dependent on emerging market countries.  Examples include Hong Kong and Singapore.

The Fund invests in securities of companies operating in a broad range of industries.  AGF invests in businesses that it believes are mispriced by the market and that are expected to generate positive and sustainable earnings growth. AGF believes that these companies should be able to achieve positive economic profits over time.  In assessing company valuations, AGF uses the Economic Value-Added (“EVA”) approach and considers factors such as cash flow return on investment, franchise value, competitive advantage, and investment profile.

In-depth, proprietary fundamental research conducted globally by the team of portfolio managers and analysts is used to seek emerging market securities with sustainable earnings growth prospects that are not recognized by the market, and are priced at attractive valuations.  The Fund generally holds 70 to 90 securities and attempts to broadly diversify its investments among securities and countries by limiting its exposure to a particular company or country.  The Fund’s weight in any individual country is limited to 20% at purchase.  The Fund may attempt to hedge against currency risks associated with its portfolio securities by using forward foreign currency exchange contracts.

AGF generally considers selling a security when it exceeds fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other opportunities appear more attractive.

The Fund may invest in companies of any size in seeking to achieve its investment goal.  These securities may be traded over-the-counter or listed on an exchange.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

·                  Large-Cap Risk:  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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·                  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

·                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Forward Currency Exchange Contract Risk: A forward currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.  Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of emerging markets investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks”

11

section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the MSCI Emerging Markets Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Emerging Markets Equity Fund — Class A Total Return as of December 31

Best Quarter    3rd Quarter 2010 +18.39%       Worst Quarter:  3rd Quarter 2011 -18.02%

The year-to-date return for the Fund’s Class A shares as of December 31, 2012 is 11.93%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	Since Inception (09-30-09)
Touchstone Emerging Markets Equity Fund
Class A Return Before Taxes	11.93%	7.24%
Class A Return After Taxes on Distributions	11.93%	7.17%
Class A Return After Taxes on Distributions and Sale of Fund Shares	7.99%	6.25%
Class C Return Before Taxes	16.79%	8.37%
Class Y Return Before Taxes	19.09%	9.53%
Institutional Class Return Before Taxes	19.27%	9.67%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	18.63%	7.29%

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Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	AGF Investments America, Inc.

Portfolio Manager(s)

Stephen Way, CFA

Portfolio Manager

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

13

TOUCHSTONE GLOBAL EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Global Equity Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 67 and in the Fund’s Statement of Additional Information (“SAI “) on page 71.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	3.18%	7.52%	5.23%	0.88%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	4.29%	9.38%	6.09%	1.74%
Fee Waiver and/or Expense Reimbursement(2)	(2.94)%	(7.28)%	(4.99)%	(0.79)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.10%	1.10%	0.95%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.34%, 2.09%, 1.09%, and 0.94% for Class A shares, Class C shares, Class Y shares, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$705	$313	$112	$97	$213
3 Years	$1,549	$2,060	$1,364	$471	$2,060
5 Years	$2,405	$3,748	$2,588	$870	$3,748
10 Years	$4.599	$7,364	$5,535	$1,986	$7,364

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in U.S. and foreign, including emerging market countries, equity securities.  This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders.  Equity securities primarily consist of common stock.  The Fund will invest significantly (generally 40% or more of the Fund’s assets) in equity securities of companies domiciled outside the U.S. or with significant business operations (defined as companies with at least 40% of revenue, assets, income or expenditure outside the U.S.) and/or assets outside the U.S.  The Fund may invest in companies of any size in seeking to achieve its investment goal.

The Fund will invest in equity securities of companies of any size, that the sub-advisor, Bedlam Asset Management PLC (“Bedlam” or “Sub-Advisor”), believes are attractively priced in consideration of their growth prospects.  For each company considered for inclusion in the Fund, Bedlam assesses the current and expected future fundamentals of the company’s industry and sector; evaluates the company’s financial statements and its earnings quality; identifies the key drivers of the company’s earnings and cash flow; and develops proprietary forecasts of the company’s earnings and free cash flow.  Bedlam requires a company’s expected free cash flow yield or earnings yield over the subsequent two years to be at least 20% greater than Bedlam’s estimate of the company’s cost of equity capital.  The Fund will generally invest in at least 8 countries and will hold approximately 30 to 50 securities.  Bedlam generally sells a security when it reaches its fair value estimate as determined by Bedlam, when earnings forecasts do not justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals or the sector fundamentals, or when other opportunities appear more attractive.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

·                  Large-Cap Risk:  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

·                  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

15

·                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.   Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of global equity investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the MSCI All Country World Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

16

Global Equity Fund — Class A Total Return as of December 31

Best Quarter:  3rd Quarter 2010 +12.82%       Worst Quarter:  3rd Quarter 2011 -14.93%

The year-to-date return for the Fund’s Class A shares as of December 31, 2012 is 4.94%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	Since Inception (09-30-09)
Touchstone Global Equity Fund
Class A Return Before Taxes	4.94%	3.14%
Class A Return After Taxes on Distributions	4.82%	2.46%
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.50%	2.57%
Class C Return Before Taxes	9.53%	4.24%
Class Y Return Before Taxes	11.69%	5.30%
Institutional Class Return Before Taxes	11.83%	5.44%
MSCI All Country World Index (reflects no deductions for fees, expenses or taxes)	16.80%	8.17%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Bedlam Asset Management PLC

Portfolio Manager(s)

Jonathan Compton

Managing Director

Managed the Fund since 2009

Ian McCallum

Director and CIO

Managed the Fund since 2009

17

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

18

TOUCHSTONE GLOBAL REAL ESTATE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Global Real Estate Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 67 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	2.22%	5.99%	6.49%	1.29%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	3.28%	7.80%	7.30%	2.10%
Fee Waiver and/or Expense Reimbursement(2)	(1.88)%	(5.65)%	(6.15)%	(1.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	2.15%	1.15%	1.00%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.39%, 2.14%, 1.14%, and 0.99% for Class A shares, Class C shares, Class Y shares, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

19

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$709	$318	$117	$102	$218
3 Years	$1,361	$1,778	$1,599	$552	$1,778
5 Years	$2,035	$3,252	$3,013	$1,028	$3,252
10 Years	$3,825	$6,590	$6,273	$2,344	$6,590

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of U.S. and foreign real estate companies without regard to market capitalization.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of this Fund, real estate equity securities include common stocks, preferred stocks, and other equity securities issued by real estate investment trusts (“REITs”) and other real estate operating companies that derive the majority of their revenue from the direct or indirect ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate.  The Fund will invest significantly (generally 40% or more of the Fund’s assets) in real estate equity securities of companies domiciled outside the U.S. or with a majority of their assets or real estate activities outside the U.S.

The Fund’s sub-advisor, Cornerstone Real Estate Advisers LLC (“Cornerstone” or “Sub-Advisor”), employs a fundamental, research-driven investment process.  Cornerstone considers the following factors in selecting real estate equity securities for the Fund:

·                  Environmental factors that affect real estate such as the macroeconomic environment, cost of capital, investor sentiment for real estate securities, and the fundamental health of global real estate markets;

·                  Company-specific factors such as valuation, company’s management team, competitive strategy, positioning of the real estate portfolio, capital position and access to capital markets, and financial management; and

·                  Real estate, financial markets, and company-specific risks such as management risk (i.e., depth of management and alignment with shareholders), corporate governance, real estate portfolio risk (including location, age and condition of properties), property development risk, property income risk, debt profile, and equity liquidity risk (i.e., the ability to trade the security without materially affecting the price).

After identifying attractive securities for potential inclusion in the Fund, Cornerstone constructs a portfolio generally consisting of 65 to 95 securities.  Cornerstone may attempt to hedge against currency risks associated with the Fund’s securities by using forward foreign currency exchange contracts.  Cornerstone will generally sell a security when its prospects for capital appreciation have diminished, when it reaches fair value, or when another investment option is more attractive.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.  The Fund concentrates its investments in the real estate industry.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

20

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

REITs Risk: REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans.  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation.  REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Concentration Risk: Since the Fund’s investments are concentrated in the real estate industry, they are subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be impacted by market conditions, legislative or regulatory changes, or competition.

Real Estate Industry Risk:  Risks associated with investments in the real estate industry include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws.  The securities of issuers that own, construct, manage or sell commercial real estate (e.g. shopping malls, office buildings, apartment buildings, warehouses, hotels, etc.) may be affected by economic conditions, generally, and specifically by changes in real estate values and property taxes, overbuilding, variations in rental income and vacancy rates in terms of supply and demand, interest rates and changes in tax and regulatory requirements, such as those relating to the environment.  Performance of a particular real estate security also may depend on the structure, cash flow, and management skill of the particular company.  The real estate industry is particularly sensitive to economic downturns.  The values of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

21

Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of global real estate investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the FTSE ERPA/NAREIT Developed Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Global Real Estate Fund — Class A Total Return as of December 31

Best Quarter:  3rd Quarter 2010 +18.76%        Worst Quarter:  3rd Quarter 2011 -18.15%

The year-to-date return for the Fund’s Class A shares as of December 31, 2012 is 19.81%.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	Since Inception (09-30-09)
Touchstone Global Real Estate Fund
Class A Return Before Taxes	19.81%	11.42%
Class A Return After Taxes on Distributions	18.52%	9.34%
Class A Return After Taxes on Distributions and Sale of Fund Shares	13.12%	8.67%
Class C Return Before Taxes	25.11%	12.63%
Class Y Return Before Taxes	27.51%	13.78%
Institutional Class Return Before Taxes	27.53%	13.93%
FTSE ERPA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)	28.65%	13.84%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Cornerstone Real Estate Advisers LLC

Portfolio Manager(s)

Dave Wharmby, CFA

Portfolio Manager

Managing the Fund since 2009

Scott Westphal, CFA, CPA

Managing Director, Portfolio Manager

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

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You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE INTERNATIONAL FIXED INCOME FUND SUMMARY

The Fund’s Investment Goal

The Touchstone International Fixed Income Fund (the “Fund”) seeks total return.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 67 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.17%	3.18%	2.36%	0.48%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.98%	4.74%	2.92%	1.04%
Fee Waiver and/or Expense Reimbursement(2)	(0.88)%	(2.89)%	(2.07)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.85%	0.85%	0.70%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.09%, 1.84%, 0.84%, and 0.69% for Class A shares, Class C shares, Class Y shares, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$582	$288	$87	472	$188
3 Years	$986	$1,168	$708	$297	$1,168
5 Years	$1,414	$2,154	$1,355	$541	$2,154
10 Years	$2,604	$4,640	$3,094	$1,240	$4,640

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities of issuers located outside the United States.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  Fixed-income securities generally consist of debt obligations of developed and emerging market governments and their agencies and instrumentalities, corporate debt obligations, non-investment-grade corporate debt obligations, and debt securities that are convertible into common or preferred stock.  Corporate debt obligations include corporate bonds, debentures, notes, and other similar instruments.  Investment-grade fixed-income securities include securities rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated by S&P or Moody’s, determined by the sub-advisor, GAM International Management Limited (“GAM International” or “Sub-Advisor”), to be of comparable quality.  The Fund may invest in securities denominated in U.S. dollars or a foreign currency.

The Fund may invest up to 20% of its net assets in non-investment-grade debt securities.  The Fund may invest up to 10% of its total assets in debt obligations of emerging market governments and their agencies and instrumentalities.  The Fund may invest in forward currency contracts in order to achieve its goals.  Forward currency contracts may be used to hedge currency exposure of the Fund’s fixed-income securities and they may be used to invest in a currency that GAM International expects to appreciate relative to another currency.  In addition, in order to implement its investment strategy, GAM may use other derivatives, such as futures or options, to gain exposure to (or hedge exposure against) a particular market, currency or instrument, to adjust the Fund’s duration or attempt to manage interest rate risk, and for certain other purposes consistent with its investment strategy.

GAM International selects the Fund’s foreign country and currency compositions based on an evaluation of various macroeconomic factors including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade, and current account balances.  In selecting the Fund’s target fixed-income sector weights, GAM International assesses the relative valuations of the sectors by determining whether the securities included within a sector are selling at a discount to GAM International’s estimate of their intrinsic value.  Once country, currency, and sector weights are established, GAM International selects fixed-income securities within each sector and country that it believes offer attractive income or capital appreciation potential with a reasonable level of risk.  GAM International generally sells a security when it reaches a target price, there is a change in the issuer’s credit quality, or if it’s current assessment of the relative valuations of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms.  In addition, these securities may make principal payments that are fixed, variable or both.  Under normal circumstances, the Fund’s effective duration will be within two years (plus or minus) of the effective duration of the Fund’s benchmark, the Citigroup World Government Bond Index ex-U.S., which as of November 30, 2012 was 7.28.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

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The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment-grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition.  Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt.  Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.  Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government’s policies towards the International Monetary Fund, the World Bank, and other international agencies.  If a foreign sovereign defaults on all or a portion of its foreign debt, the Fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country which could substantially delay or defeat any recovery.

27

Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid.  In addition, the market for non-investment-grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities.  Non-investment-grade debt securities can also be more difficult to sell for good value.

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, including the risk of counterparty default.  These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Forward Currency Exchange Contract Risk: A forward currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking total return who can withstand the share price volatility of international fixed income investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Citigroup World Government Bond Index ex-U.S.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

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International Fixed Income Fund — Class A Total Return as of December 31

Best Quarter:  3rd Quarter 2010 +11.17%         Worst Quarter:  4th Quarter 2010 -1.60%

The year-to-date return for the Fund’s Class A shares as of December 31, 2012 is 1.86%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	Since Inception (09-30-09)
Touchstone International Fixed Income Fund
Class A Return Before Taxes	1.86%	5.08%
Class A Return After Taxes on Distributions	1.38%	3.38%
Class A Return After Taxes on Distributions and Sale of Fund Shares	1.24%	3.36%
Class C Return Before Taxes	5.17%	5.89%
Class Y Return Before Taxes	7.35%	6.95%
Institutional Class Return Before Taxes	7.40%	7.11%
Citigroup World Government Bond Index ex U.S. (reflects no deductions for fees, expenses or taxes)	1.51%	3.12%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	GAM International Management Limited

Portfolio Manager(s)

Daniel Sheard

Investment Manager

Managing the Fund since 2009

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Tim Haywood

Investment Director - Business Unit Head

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

30

TOUCHSTONE LARGE CAP RELATIVE VALUE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Large Cap Relative Value Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 67 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.92%	2.58%	0.72%	0.50%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	2.88%	4.29%	1.43%	1.21%
Fee Waiver and/or Expense Reimbursement(2)	(1.68)%	(2.34)%	(0.48)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.95%	0.95%	0.80%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.19%, 1.94%, 0.94%, and 0.79% for Class A shares, Class C shares, Class Y shares, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

31

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$690	$298	$97	$82	$198
3 Years	$1,266	$1,088	$405	$343	$1,088
5 Years	$1,866	$1,992	$736	$626	$1,992
10 Years	$3,481	$4,306	$1,672	$1,430	$4,306

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of large capitalization U.S. companies.  This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a large capitalization company has a market capitalization within the range of market capitalization represented in the Russell 1000 Value Index (between $298 million and $412 billion as of November 30, 2012) at the time of purchase.  The size of the companies in the Russell 1000 Value Index will change with market conditions.

The Sub-Advisor, EARNEST Partners LLC (“EARNEST”), employs an investment style that seeks to outperform the Russell 1000 Value Index while attempting to control volatility and risk.  In the first step of the investment process, EARNEST screens the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment.  This process seeks to identify the financial and market characteristics, including valuation measures, market trends, operating trends, growth measures, and profitability measures that have been in place when an individual company has produced outstanding performance.  In the second step of the investment process, an investment thesis is developed and tested for certain companies identified in the first step.  The test generally includes conversations with the company’s management team and industry specialists, review of the company’s financial reports, analysis of industry and company-specific studies, and independent field research.  In the final step of the investment process, EARNEST constructs a portfolio of approximately 50 stocks that EARNEST believes are expected to collectively have the best potential for capital appreciation and are expected to mitigate downside risk.  EARNEST will generally sell a stock if the company’s prospects deteriorate, or if it identifies another stock expected to have superior return and risk characteristics.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund’s shares.

Large-Cap Risk: Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value

32

of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing and seek exposure to large cap stocks.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell 1000 Value Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Large Cap Relative Value Fund — Class A Total Return as of December 31

Best Quarter:  4th Quarter 2010 +13.17%       Worst Quarter:  3rd Quarter 2011 -18.22%

The year-to-date return for the Fund’s Class A shares as of December 31, 2012 is 3.22%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

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Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	Since Inception (09-30-09)
Touchstone Large Cap Relative Value Fund
Class A Return Before Taxes	3.22%	6.48%
Class A Return After Taxes on Distributions	2.99%	6.17%
Class A Return After Taxes on Distributions and Sale of Fund Shares	2.40%	5.54%
Class C Return Before Taxes	7.77%	7.63%
Class Y Return Before Taxes	9.85%	8.71%
Institutional Class Return Before Taxes	10.01%	8.87%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	17.51%	11.15%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	EARNEST Partners LLC

Portfolio Manager(s)

Paul Viera

CEO and Partner

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

34

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE MARKET NEUTRAL EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Market Neutral Equity Fund (the “Fund”) seeks capital appreciation and to provide positive returns regardless of the direction of the stock markets.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 67 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.82%	6.76%	0.34%
Dividend Expenses on Securities Sold Short	2.02%	2.02%	2.02%
Total Other Expenses	2.84%	8.78%	2.36%
Total Annual Fund Operating Expenses	4.39%	11.08%	3.66%
Fee Waiver and/or Expense Reimbursement(1)	(0.87)%	(6.81)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.52%	4.27%	3.27%

(1)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.50%, 2.25%, and 1.25% for Class A shares, Class C shares, and Class Y shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class Y	Class C
1 Year	$909	$529	$330	$429
3 Years	$1,754	$2,527	$1,085	$2,527
5 Years	$2,609	$4,378	$1,860	$4,378
10 Years	$4,793	$8,107	$3,890	$8,107

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund, under normal conditions, invests long in equity securities believed to be undervalued, and takes short positions in securities believed to be overvalued, as determined by the Fund’s sub-advisor, AJO, LP (formerly Aronson Johnson Ortiz) (“AJO” or “Sub-Advisor”).  The Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities.  This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders.  The Fund may invest in companies of any size in seeking to achieve its investment goal.

AJO employs a systematic, disciplined, quantitative investment process based upon an investment philosophy that superior investment results are best achieved by a combination of value, management, and momentum.

AJO screens every stock that trades on a major U.S. exchange for companies that have at least three years of operating history and have sufficient liquidity for both long and short positions, while considering suitability (no bankruptcies, ADRs, gold stocks, or funds).  AJO then evaluates each company by examining it relative to its industry peers, using multiple measures within the categories of value, management, and momentum, to derive an excess expected return for each company.  The portfolio is constructed with individual security weights driven by combining AJO’s estimates of excess expected return and its assessment of risk.  AJO seeks to minimize implementation shortfall, defined as the difference between valuation price and execution price, including commissions, dealer spreads, market impact, and opportunity cost.

The Fund is sector-neutral long versus short, meaning it seeks to maintain an equal dollar amount of long positions and short positions within each sector, individually, and the Fund in total.  The Fund also seeks to be widely diversified in terms of industry, fundamental characteristics, and various statistical measures of risk.  Under normal market conditions, the Fund will remain fully invested at all times, maintaining cash necessary to collateralize short positions and changes in market value.  AJO’s sell discipline is primarily driven by changes in valuations from their ongoing evaluation of the investment universe, after consideration of transaction costs.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.

37

Short Sales Risk: The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price.  If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss.  The Fund’s losses are potentially unlimited in a short sale transaction.  Short sales are speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security.  While the Fund seeks to maintain an equal dollar amount of long equity positions and short equity positions, the relative value of the long and short positions will vary.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may generate more taxable short-term gains for shareholders.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of long/short investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Citigroup 3-Month Treasury Bill Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Market Neutral Equity Fund — Class A Total Return as of December 31

Best Quarter:  2nd Quarter 2011 +3.47%        Worst Quarter:  1st Quarter 2010 -3.88%

The year-to-date return for the Fund’s Class A shares as of December 31, 2012 is -11.46%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect

38

the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

When the “Return After Taxes on Distributions and Sale of Fund Shares” is greater than the “Return Before Taxes,” it is because of realized losses.  If a capital loss occurs upon the redemption of the Fund’s shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	Since Inception (09-30-09)
Market Neutral Fund
Class A Return Before Taxes	-11.46%	-4.07%
Class A Return After Taxes on Distributions	-11.46%	-4.07%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-7.45%	-3.43%
Class C Return Before Taxes	-7.82%	-3.02%
Class Y Return Before Taxes	-5.94%	-2.05%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.07%	0.10%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	AJO, LP

Portfolio Manager(s)

Theodore R. Aronson, CFA, CIC

Portfolio Manager

Managing the Fund since 2009

Stefani Cranston, CFA, CPA

Portfolio Manager

Managing the Fund since 2009

Gregory J. Rogers, CFA

Portfolio Manager

Managing the Fund since 2012

Gina Marie N. Moore, CFA

Portfolio Manager

Managing the Fund since 2009

Martha E. Ortiz, CFA, CIC

Portfolio Manager

Managing the Fund since 2009

R. Brian Wenzinger, CFA

Portfolio Manager

Managing the Fund since 2009

39

Christopher J. W. Whitehead, CFA

Portfolio Manager

Managing the Fund since 2010

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.

For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

40

TOUCHSTONE MID CAP VALUE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Mid Cap Value Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 67 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.87%	6.05%	0.61%	0.27%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.98%	7.91%	1.47%	1.13%
Fee Waiver and/or Expense Reimbursement(2)	(0.68)%	(5.86)%	(0.42)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	2.05%	1.05%	0.90%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.29%, 2.04%, 1.04%, and 0.89% for Class A shares, Class C shares, Class Y shares, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholder.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

41

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$700	$308	$107	$92	$208
3 Years	$1,099	$1,790	$424	$336	$1,790
5 Years	$1,522	$3,281	$763	$600	$3,281
10 Years	$2,697	$6,644	$1,721	$1,354	$6,644

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of medium capitalization companies.  This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a medium capitalization company has a market capitalization within the range of market capitalization represented in the Russell Midcap Index (between $298 million and $20.37 billion as of November 30, 2012) at the time of purchase.  The size of the companies in the Russell Midcap Index will change with market conditions.

The sub-advisor, Lee Munder Capital Group, LLC (“LMCG” or “Sub-Advisor”) employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value.  In the first step of the investment process, LMCG employs five valuation screens that seek to identify the most attractively priced mid-cap securities.  In evaluating and selecting potential investments for the Fund, LMCG completes in-depth research and analysis on the securities that pass the valuation screens in an effort to identify leading companies selling at attractive valuations.  The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position.  LMCG generally limits the Fund’s weight in a sector to 10% over or under the sector’s weight in the Russell Midcap Value Index, except for the financial sector, which may be underweighted by up to 15%.  The Fund will hold approximately 60 to 80 securities.  LMCG will generally sell a security when it no longer passes the valuation screens, reaches a price target, or its prospects for appreciation have diminished.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

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Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of mid cap equity investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell Midcap Value Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Mid Cap Value Fund — Class A Shares Total Return as of December 31

Best Quarter:  4th Quarter 2011 +14.14%          Worst Quarter:  3rd Quarter 2011 -20.13%

The year-to-date return for the Fund’s Class A shares as of December 31, 2012 is 8.39%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	Since Inception (09-30-09)
Touchstone Mid Cap Value Fund
Class A Return Before Taxes	8.39%	10.52%
Class A Return After Taxes on Distributions	8.09%	9.63%
Class A Return After Taxes on Distributions and Sale of Fund Shares	5.84%	8.67%
Class C Return Before Taxes	13.15%	11.72%
Class Y Return Before Taxes	15.21%	12.84%
Institutional Class Return Before Taxes	15.33%	12.99%
Russell Mid-Cap Value Index (reflects no deductions for fees, expenses or taxes)	18.51%	13.82%

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Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Lee Munder Capital Group, LLC

Portfolio Manager(s)

Donald Cleven, CFA

Portfolio Manager

Managing the Fund since inception

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

44

TOUCHSTONE SMALL CAP CORE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Small Cap Core Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 67 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y		Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None		None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None		None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%		0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None		None
Other Expenses	0.48%	0.45%	0.32%		0.24%
Total Annual Fund Operating Expenses	1.58%	2.30%	1.17%		1.09%
Fee Waiver and/or Expense Reimbursement(1)	(0.24)%	(0.21)%	(0.08	)%(2)	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.34%	2.09%	1.09	%(2)	0.94%

(1)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.34%, 2.09%, 1.09%, and 0.94% for Class A shares, Class C shares, Class Y shares, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

(2)Expenses shown above have been restated reflect the Fund’s contractual fee waiver and will differ from the expenses reflected in the Fund’s annual report for the fiscal year ended September 30, 2012.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

45

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$704	$312	$111	$96	$212
3 Years	$1,023	$698	$364	$332	$698
5 Years	$1,365	$1,211	$636	$586	$1,211
10 Years	$2,326	$2,620	$1,413	$1,315	$2,620

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small capitalization U.S. companies.  This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a small capitalization company has a market capitalization within the range of market capitalization represented in the Russell 2000 Index (between $29 million and $4.84 billion as of November 30, 2012), the S&P SmallCap 600 Index (between $34.67 million and $3.82 billion as of November 30, 2012), or the Dow Jones U.S. Small Cap Total Stock Market Index (between $0.0 and $4.2 billion as of  November 30, 2012) at the time of purchase.  The size of the companies in these indices will change with market conditions.

The sub-advisor, London Company of Virginia d/b/a The London Company (“TLC” or “Sub-Advisor”), seeks to purchase financially stable small-cap companies that TLC believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values.  Guiding principles of TLC’s small-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share, (2) the value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively) is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will hold approximately 30 to 40 securities.  TLC invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

TLC utilizes a bottom-up approach in the security selection process.  The firm screens a small-cap index against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield.  The team seeks companies that are trading at 30-40% discount to intrinsic value.  TLC looks at a company’s corporate governance structure and management incentives to try to ascertain whether or not management’s interests are aligned with shareholders’ interests.  TLC seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value.  Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase.

TLC generally sells a security when it becomes overvalued and has reached TLC’s price target, when the security’s fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

46

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Small-Cap Risk:  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Small capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small-cap company stocks may be more volatile than stocks of larger companies.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges market movements or the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of small-cap equity investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell 2000 Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Small Cap Core Fund — Class A Total Return as of December 31

Best Quarter: 4th Quarter 2011 +16.94        Worst Quarter:  3rd Quarter 2011 -15.32%

47

The year-to-date return for the Fund’s Class A shares as of December 31, 2012 is 13.07%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	Since Inception (09-30-09)
Touchstone Small Cap Core Fund
Class A Return Before Taxes	13.07%	15.10%
Class A Return After Taxes on Distributions	12.76%	14.93%
Class A Return After Taxes on Distributions and Sale of Fund Shares	8.91%	13.10%
Class C Return Before Taxes	18.00%	16.38%
Class Y Return Before Taxes	20.31%	17.59%
Institutional Class Return Before Taxes	20.44%	17.70%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	16.35%	12.20%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	London Company of Virginia d/b/a The London Company

Portfolio Manager(s)

Stephen Goddard, CFA

President, CIO and Lead Portfolio Manager

Managing the Fund since 2009

Jonathan Moody, CFA

Principal and Portfolio Manager

Managing the Fund since 2009

J. Brian Campbell, CFA

Portfolio Manager

Managing the Fund since 2010

Mark DeVaul, CFA, CPA

Portfolio Manager

Managing the Fund since 2011

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

48

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

All classes of the Small Cap Core Fund were closed to new accounts effective as of the close of business on January 27, 2012 (the “Closing Date”), except that the Fund continued to accept investments from certain institutional investors and systematic contributions from defined contribution and similar plans.  Additional investments will not be accepted in the Fund after the Closing Date until further notice.  Touchstone Funds reserves the right to reopen the Fund to new investors at a future date, to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy for any reason.  You may obtain additional information by calling Touchstone Securities at 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

49

TOUCHSTONE FOCUSED EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Focused Equity Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 67 and in the Fund’s Statement of Additional Information (“SAI”) on page 73.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.87%	4.63%	0.70%	0.79%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.83%	6.34%	1.41%	1.50%
Fee Waiver and/or Expense Reimbursement(2)	(0.62)%	(4.38)%	(0.45)%	(0.69)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.96%	0.96%	0.81%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.20%, 1.95%, 0.95%, and 0.80% for Class A shares, Class C shares, Class Y shares, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

50

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$691	$299	$98	$83	$199
3 Years	$1,061	$1,488	$402	$406	$1,488
5 Years	$1,454	$2,743	$728	$753	$2,743
10 Years	$2,552	$5,736	$1,652	$1,731	$5,736

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  Equity securities include common stock, preferred stock, convertible bonds and warrants.  The Fund may invest in companies of any size in seeking to achieve its investment goal.  These securities may be traded over-the-counter or listed on an exchange.

In selecting securities for the Fund, the Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington” or “Sub-Advisor”), seeks to invest in companies that:

·                  Are trading below its estimate of the companies’ intrinsic value; and

·                  Have a sustainable competitive advantage or a high barrier to entry in place.  The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy).  Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

The Fund will generally hold 25 to 35 securities with residual cash and equivalents typically expected to represent less than 10% of the Fund’s net assets.  The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements.  The Fund may invest up to 35% of its net assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”).  The Fund may also invest in securities of emerging market countries.  The Fund’s investment strategy often involves overweighting the Fund’s position in the industry sectors which it believes hold the most growth potential.

Fort Washington will generally sell a security if it reaches its estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

51

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

·                  Large-Cap Risk:  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

·                  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

·                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currencies.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities.

Investment Style Risk: The Fund’s investment strategy often involves overweighting the Fund’s position in the industry sectors which it believes hold the most growth potential.  As a result, poor performance or adverse economic events affecting one or more of these over-weighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.  In addition, the Fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

52

Sector Focus Risk: The Fund may focus its investments in certain industries within certain sectors.  A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.  It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell 3000 Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Focused Equity Fund — Class A Total Return as of December 31

Best Quarter:   3rd Quarter 2010 +14.32%      Worst Quarter:   3rd Quarter 2011 -21.36%

The year-to-date return for the Fund’s Class A shares as of December 31, 2012 is 13.42%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

53

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	Since Inception (12-31-09)
Touchstone Focused Equity Fund
Class A Return Before Taxes	13.42%	5.91%
Class A Return After Taxes on Distributions	13.34%	5.44%
Class A Return After Taxes on Distributions and Sale of Fund Shares	8.82%	4.83%
Class C Return Before Taxes	18.35%	7.08%
Class Y Return Before Taxes	20.53%	8.25%
Institutional Class Return Before Taxes	20.71%	8.39%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)	16.42%	10.81%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.

Portfolio Manager(s)

James Wilhelm

Vice President and Senior Portfolio Manager

Managing the Fund since inception

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT STRATEGIES AND RISKS

Can a Fund Depart From its Principal Investment Strategies?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices.  These investments and strategies are described in detail in the Funds’ Statement of Additional Information (“SAI”).

Each Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees without shareholder approval.  You would be notified at least 30 days before any change takes effect.  The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds’ goals.  This defensive investing may increase a Fund’s taxable income.  A Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.  Of course, there can be no guarantee that any Fund will achieve its investment goal.

Portfolio Composition

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund’s “assets” in certain types of investments suggested by its name (the “80% Policy”).  For purposes of these 80% Policies, the term “assets” means net assets plus the amount of borrowings for investment purposes.  A Fund must comply with its 80% Policy at the time the Fund invests its assets.  Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Change in Market Capitalization (Touchstone Large Cap Relative Value Fund, Touchstone Mid Cap Value Fund and Touchstone Small Cap Core Fund)

A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities.  If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the Fund’s sub-advisor’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies.  However, this change could affect the Fund’s flexibility in making new investments.

Do the Funds have other investment strategies in addition to their principal investment strategies?

Lending of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, a Fund’s sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in the SAI.

Other Investment Companies.  A Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.  The Advisor has received an exemptive order from the SEC that permits each Fund to invest up to 25% of its uninvested cash or cash collateral in one or more affiliated money market funds, subject to that Fund’s investment limitations and certain other conditions contained in the exemptive order.

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What are the Principal Risks of Investing in the Funds?

The following is a list of principal risks that may apply to your investment in a Fund.  Further information about investment risks is available in the Funds’ SAI:

Asset-Backed Securities Risk (Touchstone Total Return Bond Fund): Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  Even with a credit enhancement by a third party, there is still risk of loss.  There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Concentration Risk (Touchstone Global Real Estate Fund): Since the Fund’s investments are concentrated in the real estate industry; they are subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be impacted by market conditions, legislative or regulatory changes, or competition.

Credit Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): The securities in a Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Depositary Receipts Risk (Touchstone Emerging Markets Equity Fund): The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.  Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Derivatives Risk (Touchstone International Fixed Income Fund): In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  Derivative instruments involve risks different from direct investments in underlying securities.  These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid.  Using derivatives can increase the volatility of the Fund’s share price.  For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage.  Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.  Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund’s assets and defer recognition of certain of the Fund’s losses.  The Fund’s ability to invest in derivatives may be restricted by certain provisions of the IRC relating to the Fund’s qualification as a RIC.

Emerging Markets Risk (Touchstone Emerging Markets Equity Fund, Touchstone Global Equity Fund, Touchstone Global Real Estate Fund, Touchstone International Fixed Income Fund and Touchstone Focused Equity Fund): Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Securities Risk (Touchstone Emerging Markets Equity Fund, Touchstone Global Equity Fund, Touchstone Large Cap Relative Value Fund, Touchstone Mid Cap Value Fund, Touchstone Small Cap Core Fund, and Touchstone Focused Equity Fund): A Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles.  The value of a Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or

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economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund’s shares.  These factors contribute to price volatility, which is a principal risk of investing in the Funds.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Equity Securities Risk (Touchstone Market Neutral Equity Fund): The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Historically, the equity markets have moved in cycles.  The value of the Fund’s equity securities may fluctuate from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

Foreign Securities Risk (Touchstone Emerging Markets Equity Fund, Touchstone Global Equity Fund, Touchstone Global Real Estate Fund, Touchstone International Fixed Income Fund and Touchstone Focused Equity Fund): Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities.

Forward Currency Exchange Contract Risk (Touchstone Emerging Markets Equity Fund, Touchstone Global Real Estate Fund, and Touchstone International Fixed Income Fund): A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Interest Rate Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): As interest rates rise, the value of fixed income securities a Fund owns will likely decrease.  The price of debt securities is generally linked to the prevailing market interest rates.  In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises.  The price volatility of a debt security also depends on its maturity.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below-investment-grade status, which would increase the risk of holding these securities.  Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other

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circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Investment Style Risk (Touchstone Focused Equity Fund): The Fund’s investment strategy often involves overweighting the Fund’s position in the industry sectors which it believes are the most mispriced.  As a result, poor performance or adverse economic events affecting one or more of these over-weighted industry/sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.  In addition, the Fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.

Large-Cap Risk (Touchstone Emerging Markets Equity Fund, Touchstone Large Cap Relative Value Fund, Touchstone Global Equity Fund, and Touchstone Focused Equity Fund): Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk (All Funds): The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Market Risk (Touchstone Focused Equity Fund): Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid-Cap Risk (Touchstone Emerging Markets Equity Fund, Touchstone Mid Cap Value Fund, Touchstone Global Equity Fund and Touchstone Focused Equity Fund): The Funds are subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Mortgage-Backed Securities Risk (Touchstone Total Return Bond Fund):  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to a Fund.  The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.  In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual of the value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

Non-Diversification Risk (Touchstone Global Real Estate Fund, Touchstone International Fixed Income Fund, Touchstone Small Cap Core Fund, and Touchstone Focused Equity Fund): Subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company.  Because a higher percentage of the Fund’s holdings may be invested in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory

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occurrence than a diversified fund.

Non-Investment-Grade Debt Securities Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid.  In addition, the market for non-investment-grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities.  Non-investment-grade debt securities can also be more difficult to sell for good value.

Portfolio Turnover Risk (Touchstone Market Neutral Equity Fund):  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the sub-advisor determines that it would be in the Fund’s best interest to do so.  It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the sub-advisor’s control.  These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period.  High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Preferred Stock Risk (Touchstone Emerging Markets Equity Fund and Touchstone Global Real Estate Fund): Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Prepayment Risk (Touchstone Total Return Bond Fund): The risk that a debt security may be paid off and proceeds invested earlier than anticipated.  Prepayment risk is more prevalent during periods of falling interest rates.  The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

Real Estate Industry Risk(Touchstone Global Real Estate Fund):  Risks associated with investments in the real estate industry include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws.  The securities of issuers that own, construct, manage or sell commercial real estate (e.g. shopping malls, office buildings, apartment buildings, warehouses, hotels, etc.) may be affected by economic conditions, generally, and specifically by changes in real estate values and property taxes, overbuilding, variations in rental income and vacancy rates in terms of supply and demand, interest rates and changes in tax and regulatory requirements, such as those relating to the environment.  Performance of a particular real estate security also may depend on the structure, cash flow, and management skill of the particular company.  The real estate industry is particularly sensitive to economic downturns.  The values of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general.

REITs Risk (Touchstone Global Real Estate Fund): REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans.  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation.  REITs typically incur fees that are separate from those of the Fund.  Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to

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make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

Sector Focus Risk (Touchstone Focused Equity Fund): The Fund may focus its investments in certain industries within certain sectors.  A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.  It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Short Sale Risk (Touchstone Market Neutral Equity Fund): Short sales are transactions in which the Fund sells a security it does not own.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be higher or lower than the price at which the security was sold by the Fund.  If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction.  Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.  Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security.  Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security.  The Fund is also required to segregate or earmark other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.  The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.  This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  These expenses negatively impact the performance of the Fund.  For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold.  This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale.  When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in the financial statements.  However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction.  To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted.  These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Small-Cap Risk (Touchstone Emerging Markets Equity Fund, Touchstone Small Cap Core Fund, Touchstone Global Equity Fund and Touchstone Focused Equity Fund): Small-cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Sovereign Debt Risk (Touchstone International Fixed Income Fund): The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt.  Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.  Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government’s policies towards the International Monetary Fund, the World Bank, and other international agencies.  If a foreign sovereign defaults on all or a portion of its foreign

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debt, the Fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country which could substantially delay or defeat any recovery.

Value Investing Risk (Touchstone Large Cap Relative Value Fund and Touchstone Mid Cap Value Fund): A value oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value or experience a decline in value.

U.S. Government Agencies Securities Risk (Touchstone Total Return Bond Fund):  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?

A description of the Funds’ policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds’ website at www.TouchstoneInvestments.com.

THE FUNDS’ MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Advisor”)

303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994.  As of December 31, 2012, Touchstone Advisors had approximately $14.8 billion in assets under management.  As the Funds’ Advisor, Touchstone Advisors continuously reviews, supervises, and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board of Trustees.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

· Level of knowledge and skill

· Performance as compared to its peers or benchmark

· Consistency of performance over 5 years or more

· Level of compliance with investment rules and strategies

· Employees facilities and financial strength

· Quality of service

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The Securities and Exchange Commission has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds.  Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

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Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets.  If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended September 30, 2012 and is net of advisory fees waived by Touchstone Advisors, if any.  Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Annual Fee Rate
Touchstone Total Return Bond Fund	0.35%
Touchstone Emerging Markets Equity Fund	1.03%
Touchstone Global Equity Fund	0.39%
Touchstone Global Real Estate Fund	0.00%
Touchstone International Fixed Income Fund	0.48%
Touchstone Large Cap Relative Value Fund	0.56%
Touchstone Market Neutral Equity Fund	1.19%
Touchstone Mid Cap Value Fund	0.84%
Touchstone Small Cap Core Fund	0.85%
Touchstone Focused Equity Fund	0.58%

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth in each Fund’s fee table.  The contractual limits set forth in the fee table have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable.  Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees’ approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s March 31, 2012 Semi-Annual Report.

Fort Washington is an affiliate of Touchstone Advisors.  Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund’s Sub-Advisor.  The Board of Trustees reviews Touchstone Advisors’ decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Sub-Advisors

EARNEST Partners LLC (“EARNEST”), a SEC-registered investment advisor located at 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309, serves as the sub-advisor to the Touchstone Large Cap Relative Value Fund and the Total Return Bond Fund.  As the sub-advisor, EARNEST makes investment decisions for the Funds and also monitors compliance with the Funds’ investment policies and guidelines.  As of December 31, 2012, EARNEST had approximately

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$22.6 billion in assets under management.

AGF Investments America, Inc. (“AGF”), a SEC-registered investment advisor located at 53 State Street, Suite 1301, Boston, MA, 02109, serves as the sub-advisor to the Touchstone Emerging Markets Equity Fund.  As the sub-advisor, AGF makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, AGF’s parent company, AGF Management Limited, had approximately $40 billion in assets under management.

Bedlam Asset Management PLC (“Bedlam”), a SEC-registered investment advisor located at 20 Abchurch Lane, London EC4N 7BB, United Kingdom, serves as the sub-advisor to the Touchstone Global Equity Fund.  As the sub-advisor, Bedlam makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, Bedlam had approximately $617 million in assets under management.

Cornerstone Real Estate Advisers LLC (“Cornerstone”), a SEC-registered investment advisor located at One Financial Plaza, Suite 1700, Hartford, CT, 06103-2604, serves as the sub-advisor to the Global Real Estate Fund.  As the sub-advisor, Cornerstone makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, Cornerstone had approximately $37.3 billion in assets under management.

GAM International Management Limited (“GAM International”), a SEC-registered investment advisor located at 12 St. James’s Place, London, SW1A 1NX, serves as the sub-advisor to the Touchstone International Fixed Income Fund.  As the sub-advisor, GAM International makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, GAM International had approximately $48 billion in assets under management.

AJO, LP (“AJO”) (“formerly ARONSON JOHNSON ORTIZ”), an SEC-registered investment advisor located at 230 South Broad Street, 20th Floor, Philadelphia, PA, 19102, serves as sub-advisor to the Touchstone Market Neutral Equity Fund.  As Sub-Advisor, AJO makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, AJO had approximately $20.1 billion in assets under management.

Lee Munder Capital Group, LLC (“LMCG”), a SEC-registered investment advisor located at 200 Clarendon Street, 28th Floor, Boston, MA, 02116, serves as the sub-advisor to the Touchstone Mid Cap Value Fund.  As the sub-advisor, LMCG makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, LMCG had approximately $5.0 billion in assets under management and advisement.

London Company of Virginia d/b/a The London Company (“TLC”), a SEC-registered investment advisor located at 1801 Bayberry Court, Suite 301, Richmond, VA, 23226, serves as the sub-advisor to the Touchstone Small Cap Core Fund.  As Sub-Advisor, TLC makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, TLC had approximately $4.6 billion in assets under management.

Fort Washington Investment Advisors, Inc. (“Fort Washington”), a SEC-registered investment advisor located at 303 Broadway, Suite 1200, Cincinnati, OH 45202, serves as the sub-advisor to the Focused Equity Fund.  As the sub-advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Touchstone Funds’ investment policies and guidelines.  As of December 31, 2012, Fort Washington had approximately $44.7 billion in assets under management.

Portfolio Managers

The Touchstone Total Return Bond Fund is managed by Douglas Folk and Chris Fitze.  The Touchstone Emerging Markets Equity Fund is managed by Stephen Way.  The Touchstone Global Equity Fund is managed by Jonathan Compton and Ian McCallum.  The Touchstone Global Real Estate Fund is managed by Dave Wharmby and Scott Westphal.  The Touchstone International Fixed Income Fund is managed by Daniel Sheard and Tim Haywood.  The

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Touchstone Large Cap Relative Value Fund is managed by a team led by Paul Viera.  The Touchstone Market Neutral Equity Fund is managed by Theodore Aronson, Stefani Cranston, Gina Marie N. Moore, Martha Ortiz, Christopher J. W. Whitehead, Gregory J. Rogers and R. Brian Wenzinger.  The Touchstone Mid Cap Value Fund is managed by Don Cleven.  The Touchstone Small Cap Core Fund is managed by Stephen Goddard, Jonathan Moody, J. Brian Campbell and Mark E. DeVaul.  The Touchstone Focused Equity Fund is managed by James Wilhelm.  The background of each portfolio manager is set forth below.  Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds may be found in the SAI.

EARNEST Partners LLC

Paul Viera, CEO and Partner, founded EARNEST.  Previously he served as Global Partner and senior member of Invesco’s investment team and Vice President at Bankers Trust.  He has over 30 years of investment experience.

Douglas Folk, CFA, Partner, has been with EARNEST since 1999.  His prior experience includes ten years of portfolio management with Southern Farm Bureau Life Insurance Company, where he was responsible for the company’s fixed-income portfolio.  He has over twenty years of investment experience.

Chris Fitze, CFA, Director, is part of the Investment Management team and has been with EARNEST since 2003.  He has over eight years of investment experience.

AGF Investments America, Inc.

Stephen Way, CFA, Senior Vice President and Portfolio Manager since 2004, joined AGF Investments Inc. in 1987.  In addition to his current role, he opened AGF International Advisors Company Limited, AGF’s Dublin subsidiary, in 1991 and served as its Managing Director from 1991 to 1994.  Stephen was appointed as a portfolio manager for the Sub-Advisor, AGF, in 2009 focusing on the emerging markets mandate.

Bedlam Asset Management PLC

Jonathan Compton, Managing Director, joined Bedlam in 2002.  Previously, he was a portfolio manager with Samuel Montagu and Baring International.  He has over 30 years of investment experience.

Ian McCallum, Director and CIO, joined Bedlam in 2002.  Previously, he was an analyst with Merrill Lynch, Peregrine Securities and Credit Lyonnais Securities Asia.  He has over 18 years of investment experience.

Cornerstone Real Estate Advisers LLC

Dave Wharmby, CFA, Global Head of Real Estate Securities, Managing Director, Portfolio Manager, joined Cornerstone in 1997.  He served as an analyst and Vice President before being named as a portfolio manager in 2007 and assumed responsibility for management of the Group in 2012.  He has managed Cornerstone’s Global Real Estate Securities product since inception and has over 18 years of real estate experience.

Scott Westphal, CFA, CPA, Managing Director, Portfolio Manager, joined Cornerstone in 1999 and is responsible as the lead portfolio manager for the U.S. REIT strategy.  He was instrumental in the creation of Real Estate Securities Group.  Previously he served as Executive Vice President and Portfolio Manager at JLW Capital Management and Senior Vice President at Cohen & Steers.

GAM International Management Limited

Daniel Sheard, Investment Manager, is joint lead manager of the absolute return bond family of funds and is lead manager on various long only fixed income mandates.  He joined GAM International’s predecessor firm in July 2006 as Deputy Chief Investment Officer and became Chief Investment Officer in January 2008.  He previously worked at Prudential M&G, where he was a director of the Institutional Fixed Income group.  He is a charter holder of the Chartered Institute of Bankers.  He has over 23 years of investment experience.

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Tim Haywood, Investment Director - Business Unit Head, is joint lead manager of the Absolute Return family of funds and is lead manager on various Long Only fixed income mandates.  He joined GAM International’s predecessor firm in January 1998 from Orient Overseas International Ltd in Hong Kong, where he was CIO.  He has over 22 years of investment experience.

AJO

Theodore R. Aronson, CFA, CIC, Portfolio Manager, founded AJO in 1984.  He is involved in portfolio management, administration, and marketing.  Previously, he served as a member of Drexel Burnham Investment Advisors Quantitative Equities Group and founded Addison Capital.

Stefani Cranston, CFA, CPA, Portfolio Manager, joined AJO in 1991.  She has been involved in financial and portfolio accounting since joining AJO and was designated a portfolio manager in 2007.  Previously, she served as senior accountant at Deloitte & Touche.

Gina Marie N. Moore, CFA, Portfolio Manager, joined AJO in 1998.  She is involved in portfolio management, client service, and marketing.  Previously, she was involved in marketing, client service, and portfolio analytics, first at Brandywine Asset Management and then at Glenmede Trust.

Gregory J. Rogers, CFA, Portfolio Manager, joined AJO in 1993.  He joined the firm as a trader and was designated a portfolio manager in June 2012.  Previously, he was involved in trading and computer systems at First Boston.

Martha E. Ortiz, CFA, CIC, Portfolio Manager, joined AJO in 1987.  She is involved in portfolio management and trading.  Previously, she was at Wilshire Associates and Continental Grain.  At Continental, she traded cash grain commodities; at Wilshire, she supported the Equity Management System (now Atlas).

R. Brian Wenzinger, CFA, Portfolio Manager, joined AJO in 2000.  He joined AJO as a research analyst and was designated a portfolio manager in 2007.  Previously, he spent 11 years at DuPont, primarily in the internal pension group.

Christopher J.W. Whitehead, CFA, Portfolio Manager, joined AJO in 2000.  He joined the research group in 2004 and he was designated a portfolio manager in January 2010.

Lee Munder Capital Group, LLC

Donald Cleven, CFA, Portfolio Manager, joined LMCG in 2002.  From inception of LMCG’s Mid Cap Value Strategy in 2005 through 2007, Mr. Cleven was an associate portfolio manager.  He was named co-portfolio manager on the Fund at its inception in 2009 and was named portfolio manager in 2010.  Previously he was an investment analyst for American Century Investments and performed research on small-cap value equities for Reams Asset Management.

London Company of Virginia d/b/a The London Company

Stephen Goddard, CFA, President, CIO and Lead Portfolio Manager, founded The London Company in 1994.  Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter.  He has over 24 years of investment experience.

Jonathan Moody, CFA, Principal and Portfolio Manager, joined The London Company in 2002.  Previously, he founded Primary Research Group.  He has over 20 years of investment experience.

J. Brian Campbell, CFA and Portfolio Manager, joined The London Company in 2010.  Previously he spent six years as Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management.  He has over 10 years of investment experience.

Mark E. DeVaul, CFA, CPA and Portfolio Manager, joined The London Company in 2011.  Previously, he spent eight years as an Equity Research Analyst at Nuveen Investments.  He has over 15 years of investment experience.

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Fort Washington Investment Advisors, Inc.

James Wilhelm, Vice President and Senior Portfolio Manager, joined Fort Washington in 2002.  He has investment experience dating back to 1993.  He began as a Senior Equity Analyst in 2002 and then was named Portfolio Manager in 2005.  He became an Assistant Vice President in 2007 and then became Vice President in 2008.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares

The offering price of Class A shares of each Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a 12b-1 distribution fee.

Class A Sales Charge-Equity Funds and the Touchstone Global Real Estate Fund and the Touchstone Market Neutral Equity Fund (the “Alternative Investment Funds”).  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds and the Alternative Investment Funds.  The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Class A Sales Charge-Fixed Income Funds. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Fixed Income Funds.  The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund.  If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of up to 1% on the shares redeemed, if a commission was paid by Touchstone Securities to a participating unaffiliated broker-dealer.  There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule.  In addition, there is no front-end sales charge on the following purchases:

·         Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone Securities.

·         Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee

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economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.

·         Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

·         Purchases through authorized processing organizations described in this prospectus.

·         Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets.

·         Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

·         Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*        Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program without the imposition of a sales charge.  The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone Securities by marking the appropriate section on the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone Securities at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

·         an individual, an individual’s spouse, an individual’s children under the age of 21; or

·         a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

·         employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

·         an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

·         Individual accounts

·         Joint tenant with rights of survivorship accounts

·         Uniform gift to minor accounts (“UGTMA”)

·         Trust accounts

·         Estate accounts

·         Guardian/Conservator accounts

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·         IRA accounts, including Traditional, Roth, SEP and SIMPLE

·         Coverdell Education Savings Accounts

Rights of Accumulation Program. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint.  You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class C shares are subject to a 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

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Class Y Shares

Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class Y shares are not subject to a 12b-1 fee or CDSC.

Institutional Class Shares

Institutional Class shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Institutional Class shares are not subject to a 12b-1 fee or CDSC.

DISTRIBUTION ARRANGEMENTS

12b-1 Distribution Plans.  Each Fund offering Class A shares and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries.  Touchstone Securities, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a continual basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative, sub-accounting, sub-transfer agency and/or shareholder servicing activities.  These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary.  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.  Although the Funds may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Funds and Touchstone Advisors will not consider the sale of a Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

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INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial advisor.

Class Y shares are available through certain financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.

For Institutional Class shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial institution.

In order to open an account you must complete an investment application.  You can obtain an investment application from Touchstone Securities, your financial advisor, your financial institution, or by visiting our website at www.TouchstoneInvestments.com.  For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds that it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.)  Touchstone may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

·        Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.

·        Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

·        Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or

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uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

·        You may also open an account through your financial advisor.

By Wire

·  You may open an account by purchasing shares by wire transfer.  Call Touchstone Investments at 1.800.543.0407 for wire instructions.

·  Touchstone will not process wire purchases until it receives a completed investment application.

·  There is no charge to make a wire purchase.  Your bank, financial institution or processing organization may charge a fee to send a wire purchase to Touchstone Securities.

Through your financial institution

·     You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone Securities.

·     Your financial institution will act as the shareholder of record of your shares.

·     Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

·     Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.

·     Your financial institution may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.

·     Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this prospectus.

By exchange

Other Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

·        Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

·        Class C shares may be exchanged into Class C shares of any other Touchstone Fund and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

·        Class Y shares and Institutional Class shares of the Fund are exchangeable for Class Y shares and Institutional Class shares of any other Touchstone Fund, respectively, as long as investment minimums and proper selling agreement requirements are met.

·        You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

·        Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

·        If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

·        If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

·        You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

·        You may realize taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Tax Information” for more information and the tax consequences of such an exchange.

Shares of the Touchstone Ultra Short Duration Fixed Income Fund, which are offered in a separate prospectus, are prohibited from exchanging into any other Touchstone Fund.

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Through retirement plans

You may invest in certain Funds through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

·        Traditional Individual Retirement Accounts (“IRAs”)

·        Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

·        Spousal IRAs

·        Roth Individual Retirement Accounts (“Roth IRAs”)

·        Coverdell Education Savings Accounts (“Education IRAs”)

·        Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

·        Defined benefit plans

·        Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

·        457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through a processing organization

You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this prospectus.  You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone.  The Authorized Processing Organization may:

· Charge a fee for its services

· Act as the shareholder of record of the shares

· Set different minimum initial and additional investment requirements

· Impose other charges and restrictions

· Designate intermediaries to accept purchase and sales orders on the Funds’ behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.  These orders will be priced based on the Fund’s NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

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Pricing of Purchases

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. ET, are processed at that day’s public offering price.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day.  It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

·        Complete the investment form provided with a recent account statement.

·        Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

·        Write your account number on the check.

·        Either: (1) Mail the check with the investment form to Touchstone Securities; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement.  Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone Securities.

·        If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

·        Contact Touchstone Securities, your financial advisor or your financial institution for further instructions.

·        Contact your bank and ask it to wire federal funds to Touchstone Securities.  Specify your name and account number when remitting the funds.

·        Your bank may charge a fee for handling wire transfers.

·        Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

·        You may add to your account by exchanging shares from another Touchstone Fund.

·        For information about how to exchange shares among the Touchstone Funds, see “Investing in the Funds - By exchange” in this prospectus.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below.  Touchstone Securities does not charge any fees for these services.  For further details about these services, call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account.  You will need to complete the appropriate section in the investment

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application or special account options to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application.  You may also choose to have your dividends or capital gains paid to you in cash.  Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV.  If your request is received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day’s NAV for the shares you sell.  Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone Securities - By telephone

·        You can sell or exchange your shares over the telephone, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.  You may only sell shares over the telephone if the amount is less than $100,000.

·        To sell your Fund shares by telephone, call Touchstone Securities at 1.800.543.0407.

·        Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

·        If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day.  Otherwise it will occur on the next business day.

·        Interruptions in telephone service could prevent you from selling your shares by telephone when you want to.  When you have difficulty making telephone sales, you should mail to Touchstone Securities (or send by overnight delivery), a written request for the sale of your shares.

·        In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

·         Requiring personal identification

·         Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records

·         Mailing checks only to the account address shown on Touchstone Securities’ records

·         Directing wires only to the bank account shown on Touchstone Securities’ records

·         Providing written confirmation for transactions requested by telephone

·         Digitally recording instructions received by telephone

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Through Touchstone Securities - By mail

·        Write to Touchstone Securities.

·        Indicate the number of shares or dollar amount to be sold.

·        Include your name and account number.

·        Sign your request exactly as your name appears on your investment application.

·        You may be required to have your signature guaranteed.  (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities - By wire

·        Complete the appropriate information on the investment application.

·        You may be charged a fee by the Fund or Fund’s Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

·        Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

·        Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction.  Contact Touchstone Securities for more information.

Through Touchstone Securities - Through a systematic withdrawal plan

·        You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

·        Withdrawals can be made monthly, quarterly, semiannually or annually.

·        There is no fee for this service.

·        There is no minimum account balance required for retirement plans.

Through your financial advisor, financial institution, or Authorized Processing Organization

·        You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

·        Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

·           Your financial institution may charge you a fee for selling your shares.

·           Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more in Class A shares at NAV and a commission was paid by Touchstone Securities to a participating unaffiliated dealer, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase.  If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

·        The redemption is due to the death or post-purchase disability of a shareholder

·        The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

·        The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

·        The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

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When we determine whether a CDSC is payable on a redemption, we assume that:

·        The redemption is made first from amounts not subject to a CDSC; then

·        From the earliest purchase payment(s) that remain invested in the Fund.

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone Securities to a participating unaffiliated broker-dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

·        Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

·        Proceeds are being sent to an address other than the address of record

·        Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account

·        Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

·        Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders.  The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed.  If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements

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with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone Securities directly)

Each Fund that you invest in will send one copy of its prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Securities at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Authorized Processing Organizations or Financial Institutions. Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone Securities directly). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you believe you may need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Class A and Class C Shares Only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities.  If the redemption proceeds were from the sale of your Class A shares and the sales load incurred on the initial purchase is equal to or exceeds the sales load of your reinvestment, you can reinvest into Class A shares of any Touchstone Fund at NAV.  If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference.  Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request.  If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”).  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

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Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

·        When the NYSE is closed on days other than customary weekends and holidays;

·        When trading on the NYSE is restricted; or

·        During any other time when the SEC, by order, permits.

Redemption in Kind. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.  Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax.  Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

Pricing of Fund Shares

Each Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open.  Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.  Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone Securities, an Authorized Processing Organization or financial institution.

The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction).  The Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

·        All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

·        Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Any foreign securities held by a Fund will be priced as follows:

·        All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

·        Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

·        Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees.  Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Funds may use fair value pricing under the following circumstances, among others:

·        If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

·        If a security, such as a small cap or micro-cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

·      If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

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The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  The Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund distribute their income, if any, monthly to shareholders.  The Touchstone Emerging Markets Equity Fund, Touchstone Global Equity Fund, Touchstone Market Neutral Equity Fund, Touchstone Small Cap Core Fund and Touchstone Focused Equity Fund distribute their income, if any, annually to shareholders.  The Touchstone Global Real Estate Fund, Touchstone Large Cap Relative Value Fund and Touchstone Mid Cap Value Fund, distribute their income, if any, quarterly to shareholders.

Each Fund makes distributions of capital gains, if any, at least annually.  If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash.  To elect cash payments, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact the institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Tax Information

The tax information in this prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”).  As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code.  If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to taxation on a graduated basis with a maximum tax rate of 35%; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the 15% non-corporate shareholder long-term capital gain rate for taxable years beginning prior to January 1, 2013; and after January 1, 2013, the long-term capital gain rate is 20% for individuals with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% for individuals with taxable income of less than the threshold amounts.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets).  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

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Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets).  After January 1, 2013, the long-term capital gain rate is 20% for individuals with taxable income in excess of $400,000 ($450,000 if married and filing jointly), 15% for individuals with taxable income of less than the threshold amounts and 0% for individuals in lower tax brackets.  Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.  For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.  After January 1, 2013, the long-term capital gain rate is 20% for individuals with taxable income in excess of $400,000 ($450,000 if married and filing jointly), 15% for individuals with taxable income of less than the threshold amounts and 0% for individuals in lower tax brackets.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Medicare Contribution Tax. Under current law, beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains.  If applicable, the tax will be imposed on the lesser of the individual’s (i) net investment income or (ii) excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The current backup withholding rate is 28%.

State and Local Income Taxes. This prospectus does not discuss the state and local tax consequences of an investment in a Fund.  You are urged and advised to consult your own tax advisor concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund.  This prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund.  More information regarding these considerations is included in the Funds’ SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

81

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years, or if shorter, the period of each Fund’s operation.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.  The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm.  The report of Ernst & Young LLP, along with each Fund’s financial statements and related notes, are included in the Funds’ annual report.  You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/.

Touchstone Total Return Bond Fund — Class A†

Selected Data for a Share Outstanding Throughout Each Period††

	Year ended September 30, 2012		Period ended September 30, 2011(A)		Period ended March 31, 2011(B)
Net asset value at beginning of period	$10.13		$9.90		$10.15
Income (loss) from investment operations:
Net investment income	0.23		0.24		0.28
Net realized and unrealized gains (losses) on investments	0.41		0.24		(0.14	)(C)
Total from investment operations	0.64		0.48		0.14
Distributions from:
Net investment income	(0.27)		(0.25)		(0.39)
Net asset value at end of period	$10.50		$10.13		$9.90
Total return(D)	6.42%		5.02	%(E)	1.31	%(E)(F)
Ratios and supplemental data:
Net assets at end of period (000’s)	$10,210		$4,737		$7
Ratio to average net assets:
Net expenses	0.90%		0.90	%(G)	0.65	%(G)
Gross expenses	1.22%		1.69	%(G)	1.75	%(G)
Net investment income	2.26%		4.40	%(G)	4.16	%(G)
Portfolio turnover rate	79	%(H)	7	%(E)	27	%(E)

† Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011. The Predecessor Fund’s performance and financial history have been adopted by Touchstone Total Return Bond and will be used going forward.  As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.

†† Per share data prior to August 1, 2011, reflects a 1.01491:1 stock split.  All per share amounts prior to that date have been adjusted to reflect the stock split.

(A) Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Investor Class shares were renamed Class A shares.

(B) Class A shares commenced operations on August 16, 2010.

(C) This amount per share is a loss for the Class A shares because of the short time period since the Commencement of Operations on August 16, 2010 relative to the full fiscal year in which the Class Y shares were in operation. The loss during this period is offset by the gain in the Class Y shares during the full fiscal year to create a gain in the Net Realized and Unrealized Gain on Investments in the other classes.

(D) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(E) Not annualized.

(F) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G) Annualized.

(H) Portfolio turnover excludes the purchase and sales of the Acquired Funds. If these transactions were included, portfolio turnover would have been higher.

82

Touchstone Total Return Bond Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.12		$10.04
Income from investment operations:
Net investment income	0.14		0.06
Net realized and unrealized gains on investments	0.42		0.09
Total from investment operations	0.56		0.15
Distributions from:
Net investment income	(0.19)		(0.07)
Net asset value at end of period	$10.49		$10.12
Total return(B)	5.63%		1.51	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,257		$2,587
Ratio to average net assets:
Net expenses	1.65%		1.65	%(D)
Gross expenses	2.03%		2.55	%(D)
Net investment income	1.51%		3.75	%(D)
Portfolio turnover rate	79	%(E)	7	%(C)

(A) Class C shares commenced operations on August 1, 2011.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C) Not annualized.

(D) Annualized.

(E) Portfolio turnover excludes the purchase and sales of the Acquired Fund. If these transactions were included, portfolio turnover would have been higher.

83

Touchstone Total Return Bond Fund — Class Y†

Selected Data for a Share Outstanding Throughout Each Period††

	Year Ended September 30, 2012		Period Ended September 30, 2011(A)		Year Ended March 31, 2011		Year Ended March 31, 2010		Year Ended March 31, 2009		Year Ended March 31, 2008
Net asset value at beginning of period	$10.15		$9.86		$9.66		$8.48		$9.20		$9.29
Income (loss) from investment operations:
Net investment income	0.25		0.24		0.45		0.48		0.48		0.46
Net realized and unrealized gains (losses) on investments	0.42		0.30		0.21		1.21		(0.73)		(0.09)
Total from investment operations	0.67		0.54		0.66		1.69		(0.25)		0.37
Distributions from:
Net investment income	(0.30)		(0.25)		(0.46)		(0.51)		(0.47)		(0.46)
Total distributions	(0.30)		(0.25)		(0.46)		(0.51)		(0.47)		(0.46)
Net asset value at end of period	$10.52		$10.15		$9.86		$9.66		$8.48		$9.20
Total return	6.72%		5.29	%(B)	6.97	%(C)	20.28	%(C)	(2.79	)%(C)	4.16	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$29,716		$17,810		$16,512		$16,877		$13,075		$34,652
Ratio to average net assets:
Net expenses	0.58%		0.48	%(D)	0.40%		0.40%		0.40%		0.40%
Gross expenses	0.70%		1.13	%(D)	1.62%		1.56%		1.14%		0.94%
Net investment income	2.59%		4.35	%(D)	4.46%		5.10%		5.23%		4.86%
Portfolio turnover rate	79	%(E)	7	%(B)	27%		29%		24%		19%

† Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011. The Predecessor Fund’s performance and financial history have been adopted by Touchstone Total Return Bond and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.

†† Per share data prior to August 1, 2011, reflects a 0.87567:1 stock split.  All per share amounts prior to that date have been adjusted to reflect the stock split.

(A) Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Institutional Class shares were renamed Class Y shares.

(B) Not annualized.

(C) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D) Annualized.

(E) Portfolio turnover excludes the purchase and sales of the Acquired Funds. If these transactions were included, portfolio turnover would have been higher.

84

Touchstone Total Return Bond Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.14		$10.06
Income from investment operations:
Net investment income	0.22		0.08
Net realized and unrealized gains on investments	0.46		0.09
Total from investment operations	0.68		0.17
Distributions from:
Net investment income	(0.31)		(0.09)
Net asset value at end of period	$10.51		$10.14
Total return	6.81%		1.70	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$148,341		$6,386
Ratio to average net assets:
Net expenses	0.50%		0.50	%(C)
Gross expenses	0.67%		1.21	%(C)
Net investment income	2.66%		4.89	%(C)
Portfolio turnover rate	79	%(D)	7	%(B)

(A) Institutional Class shares commenced operations on August 1, 2011.

(B) Not annualized.

(C) Annualized.

(D) Portfolio turnover excludes the purchase and sales of the Acquired Funds. If these transactions were included, portfolio turnover would have been higher.

85

Touchstone Emerging Markets Equity Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.69		$12.68	$10.00
Income (loss) from investment operations:
Net investment income	0.11		0.10	0.03
Net realized and unrealized gains (losses) on investments	1.68		(2.05)	2.65
Total from investment operations	1.79		(1.95)	2.68
Distributions from:
Net investment income	(0.15)		(0.02)	—
Realized capital gains	(0.09)		(0.02)	—
Total distributions	(0.24)		(0.04)	—
Net asset value at end of period	$12.24		$10.69	$12.68
Total return(B)	16.71%		(15.45)%	26.80%
Ratios and supplemental data:
Net assets at end of period (000’s)	$34,369		$26,592	$10,343
Ratio to average net assets:
Net expenses	1.72%		1.74%	1.74%
Gross expenses	1.99%		1.95%	2.25%
Net investment income	0.94%		0.98%	0.76%
Portfolio turnover rate	33	%(C)	18%	8%

Touchstone Emerging Markets Equity Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.54		$12.58	$10.00
Income (loss) from investment operations:
Net investment income	0.04		0.03	—	(D)
Net realized and unrealized gains (losses) on investments	1.64		(2.05)	2.58
Total from investment operations	1.68		(2.02)	2.58
Distributions from:
Net investment income	—	(D)	—	—
Realized capital gains	(0.09)		(0.02)	—
Total distributions	(0.09)		(0.02)	—
Net asset value at end of period	$12.13		$10.54	$12.58
Total return(B)	15.84%		(16.07)%	25.80%
Ratios and supplemental data:
Net assets at end of period (000’s)	$4,903		$5,417	$3,590
Ratio to average net assets:
Net expenses	2.47%		2.49%	2.49%
Gross expenses	2.85%		2.82%	2.99%
Net investment income (loss)	0.19%		0.21%	(0.03)%
Portfolio turnover rate	33	%(C)	18%	8%

(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C) Portfolio turnover excludes the purchase and sales of the Acquired Funds. If these transactions were included, portfolio turnover would have been higher.

(D) Amount rounds to less than $0.005 per share.

86

Touchstone Emerging Markets Equity Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.74		$12.72	$10.00
Income (loss) from investment operations:
Net investment income	0.14		0.11	0.01
Net realized and unrealized gains (losses) on investments	1.70		(2.05)	2.71
Total from investment operations	1.84		(1.94)	2.72
Distributions from:
Net investment income	(0.22)		(0.02)	—
Realized capital gains	(0.09)		(0.02)	—
Total distributions	(0.31)		(0.04)	—
Net asset value at end of period	$12.27		$10.74	$12.72
Total return	17.12%		(15.21)%	27.10%
Ratios and supplemental data:
Net assets at end of period (000’s)	$219,717		$151,532	$13,597
Ratio to average net assets:
Net expenses	1.41%		1.48%	1.49%
Gross expenses	1.44%		1.48%	2.10%
Net investment income	1.25%		1.50%	0.86%
Portfolio turnover rate	33	%(B)	18%	8%

Touchstone Emerging Markets Equity Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.76		$12.74	$10.00
Income (loss) from investment operations:
Net investment income	0.18		0.13	0.05
Net realized and unrealized gains (losses) on investments	1.67		(2.06)	2.69
Total from investment operations	1.85		(1.93)	2.74
Distributions from:
Net investment income	(0.24)		(0.03)	—
Realized capital gains	(0.09)		(0.02)	—
Total distributions	(0.33)		(0.05)	—
Net asset value at end of period	$12.28		$10.76	$12.74
Total return	17.28%		(15.18)%	27.40%
Ratios and supplemental data:
Net assets at end of period (000’s)	$271,186		$244,657	$125,414
Ratio to average net assets:
Net expenses	1.32%		1.34%	1.34%
Gross expenses	1.37%		1.43%	1.74%
Net investment income	1.34%		1.51%	1.26%
Portfolio turnover rate	33	%(B)	18%	8%

(A) The Fund commenced operations on October 1, 2009.

(B) Portfolio turnover excludes the purchase and sales of the Acquired Funds. If these transactions were included, portfolio turnover would have been higher.

87

Touchstone Global Equity Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.86	$10.65	$10.00
Income (loss) from investment operations:
Net investment income	0.26	(B)	0.08	0.04
Net realized and unrealized gains (losses) on investments	1.27	(0.68)	0.61
Total from investment operations	1.53	(0.60)	0.65
Distributions from:
Net investment income	(0.05)	(0.09)	—
Realized capital gains	(0.98)	(0.10)	—
Total distributions	(1.03)	(0.19)	—
Net asset value at end of period	$10.36	$9.86	$10.65
Total return(C)	17.17%	(5.87)%	6.50%
Ratios and supplemental data:
Net assets at end of period (000’s)	$725	$636	$1,857
Ratio to average net assets:
Net expenses	1.34%	1.34%	1.34%
Gross expenses	4.28%	4.13%	3.75%
Net investment income	2.63%	0.18%	1.56%
Portfolio turnover rate	50%	64%	68%

Touchstone Global Equity Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.79	$10.57	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	(B)	(0.02)	—	(D)
Net realized and unrealized gains (losses) on investments	1.26	(0.66)	0.57
Total from investment operations	1.44	(0.68)	0.57
Distributions from:
Realized capital gains	(0.98)	(0.10)	—
Net asset value at end of period	$10.25	$9.79	$10.57
Total return(C)	16.26%	(6.54)%	5.70%
Ratios and supplemental data:
Net assets at end of period (000’s)	$361	$101	$106
Ratio to average net assets:
Net expenses	2.09%	2.09%	2.09%
Gross expenses	9.37%	11.43%	4.28%
Net investment income (loss)	1.88%	(0.23)%	0.02%
Portfolio turnover rate	50%	64%	68%

(A) The Fund commenced operations on October 1, 2009.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(D)Amount rounds to less than $0.005 per share.

88

Touchstone Global Equity Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.93	$10.68	$10.00
Income (loss) from investment operations:
Net investment income	0.29	(B)	0.06	0.09
Net realized and unrealized gains (losses) on investments	1.28	(0.64)	0.59
Total from investment operations	1.57	(0.58)	0.68
Distributions from:
Net investment income	(0.06)	(0.07)	—
Realized capital gains	(0.98)	(0.10)	—
Total distributions	(1.04)	(0.17)	—
Net asset value at end of period	$10.46	$9.93	$10.68
Total return	17.45%	(5.56)%	6.70%
Ratios and supplemental data:
Net assets at end of period (000’s)	$233	$197	$142
Ratio to average net assets:
Net expenses	1.09%	1.09%	1.09%
Gross expenses	6.08%	7.29%	3.38%
Net investment income	2.88%	0.76%	1.05%
Portfolio turnover rate	50%	64%	68%

Touchstone Global Equity Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.92	$10.69	$10.00
Income (loss) from investment operations:
Net investment income	0.30	(B)	0.10	0.11
Net realized and unrealized gains (losses) on investments	1.28	(0.66)	0.58
Total from investment operations	1.58	(0.56)	0.69
Distributions from:
Net investment income	(0.08)	(0.11)	—	(C)
Realized capital gains	(0.98)	(0.10)	—
Total distributions	(1.06)	(0.21)	—
Net asset value at end of period	$10.44	$9.92	$10.69
Total return	17.55%	(5.51)%	6.93%
Ratios and supplemental data:
Net assets at end of period (000’s)	$19,554	$2,926	$3,086
Ratio to average net assets:
Net expenses	0.94%	0.94%	0.94%
Gross expenses	1.73%	2.60%	3.11%
Net investment income	3.03%	0.91%	1.18%
Portfolio turnover rate	50%	64%	68%

(A) The Fund commenced operations on October 1, 2009.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Amount rounds to less than $0.005 per share.

89

Touchstone Global Real Estate Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.76	$11.46	$10.00
Income (loss) from investment operations:
Net investment income	0.20	(B)	0.35	0.36
Net realized and unrealized gains (losses) on investments	2.51	(1.10)	1.45
Total from investment operations	2.71	(0.75)	1.81
Distributions from:
Net investment income	(0.16	(0.48)	(0.35)
Realized capital gains	(0.45)	(0.47)	—
Total distributions	(0.61)	(0.95)	(0.35)
Net asset value at end of period	$11.86	$9.76	$11.46
Total return(C)	29.15%	(7.47)%	18.54%
Ratios and supplemental data:
Net assets at end of period (000’s)	$486	$2,038	$881
Ratio to average net assets:
Net expenses	1.39%	1.39%	1.39%
Gross expenses	3.27%	3.55%	4.27%
Net investment income	1.87%	2.30%	2.94%
Portfolio turnover rate	94%	85%	107%

Touchstone Global Real Estate Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.80	$11.50	$10.00
Income (loss) from investment operations:
Net investment income	0.12	(B)	0.20	0.17
Net realized and unrealized gains (losses) on investments	2.52	(1.05)	1.58
Total from investment operations	2.64	(0.85)	1.75
Distributions from:
Net investment income	(0.09)	(0.38)	(0.25)
Realized capital gains	(0.45)	(0.47)	—
Total distributions	(0.54)	(0.85)	(0.25)
Net asset value at end of period	$11.90	$9.80	$11.50
Total return(C)	28.19%	(8.20)%	17.75%
Ratios and supplemental data:
Net assets at end of period (000’s)	$223	$116	$123
Ratio to average net assets:
Net expenses	2.14%	2.14%	2.14%
Gross expenses	7.79%	11.08%	4.60%
Net investment income	1.12%	1.58%	1.60%
Portfolio turnover rate	94%	85%	107%

(A) The Fund commenced operations on October 1, 2009.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

90

Touchstone Global Real Estate Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.84	$11.53	$10.00
Income (loss) from investment operations:
Net investment income	0.23	(B)	0.32	0.28
Net realized and unrealized gains (losses) on investments	2.54	(1.06)	1.58
Total from investment operations	2.77	(0.74)	1.86
Distributions from:
Net investment income	(0.19)	(0.48)	(0.33)
Realized capital gains	(0.45)	(0.47)	—
Total distributions	(0.64)	(0.95)	(0.33)
Net asset value at end of period	$11.97	$9.84	$11.53
Total return	29.53%	(7.27)%	18.90%
Ratios and supplemental data:
Net assets at end of period (000’s)	$150	$118	$129
Ratio to average net assets:
Net expenses	1.14%	1.14%	1.14%
Gross expenses	7.29%	9.49%	3.62%
Net investment income	2.12%	2.59%	2.61%
Portfolio turnover rate	94%	85%	107%

Touchstone Global Real Estate Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.92	$11.61	$10.00
Income (loss) from investment operations:
Net investment income	0.26	(B)	0.33	0.29
Net realized and unrealized gains (losses) on investments	2.55	(1.07)	1.59
Total from investment operations	2.81	(0.74)	1.88
Distributions from:
Net investment income	(0.21)	(0.48)	(0.27)
Realized capital gains	(0.45)	(0.47)	—
Total distributions	(0.66)	(0.95)	(0.27)
Net asset value at end of period	$12.07	$9.92	$11.61
Total return	29.68%	(7.21)%	19.12%
Ratios and supplemental data:
Net assets at end of period (000’s)	$23.201	$2.994	$3,232
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99%
Gross expenses	2.09%	3.15%	3.34%
Net investment income	2.27%	2.73%	2.75%
Portfolio turnover rate	94%	85%	107%

(A) The Fund commenced operations on October 1, 2009.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

91

Touchstone International Fixed Income Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.49	$11.38	$10.00
Income (loss) from investment operations:
Net investment income	0.14	(B)	0.14	0.12
Net realized and unrealized gains (losses) on investments	0.47	0.02	1.38
Total from investment operations	0.61	0.16	1.50
Distributions from:
Net investment income	(0.38)	(1.00)	(0.12)
Realized capital gains	(0.04)	(0.05)	—
Total distributions	(0.42)	(1.05)	(0.12)
Net asset value at end of period	$10.68	$10.49	$11.38
Total return(C)	6.24%	(1.67)%	15.15%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,934	$2,555	$1,319
Ratio to average net assets:
Net expenses	1.09%	1.09%	1.09%
Gross expenses	1.97%	2.18%	2.47%
Net investment income	1.36%	2.06%	1.39%
Portfolio turnover rate	56%	64%	160%

Touchstone International Fixed Income Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.06	(B)	0.13	0.05
Net realized and unrealized gains (losses) on investments	0.47	(0.05)	1.37
Total from investment operations	0.53	0.08	1.42
Distributions from:
Net investment income	(0.30)	(0.92)	(0.05)
Realized capital gains	(0.04)	(0.05)	—
Total distributions	(0.34)	(0.97)	(0.05)
Net asset value at end of period	$10.67	$10.48	$11.37
Total return(C)	5.37%	0.94%	14.29%
Ratios and supplemental data:
Net assets at end of period (000’s)	$432	$581	$407
Ratio to average net assets:
Net expenses	1.84%	1.84%	1.84%
Gross expenses	4.73%	4.53%	3.16%
Net investment income	0.61%	1.14%	0.59%
Portfolio turnover rate	56%	64%	160%

(A) The Fund commenced operations on October 1, 2009.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

92

Touchstone International Fixed Income Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.17	(B)	0.20	(C)	0.16
Net realized and unrealized gains (losses) on investments	0.46	(0.01)	1.37
Total from investment operations	0.63	0.19	1.53
Distributions from:
Net investment income	(0.41)	(1.03)	(0.16)
Realized capital gains	(0.04)	(0.05)	—
Total distributions	(0.45)	(1.08)	(0.16)
Net asset value at end of period	$10.66	$10.48	$11.37
Total return	6.42%	1.97%	15.41%
Ratios and supplemental data:
Net assets at end of period (000’s)	$517	$721	$193
Ratio to average net assets:
Net expenses	0.84%	0.84%	0.84%
Gross expenses	2.91%	2.91%	2.50%
Net investment income	1.61%	1.92%	1.52%
Portfolio turnover rate	56%	64%	160%

Touchstone International Fixed Income Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.18	(B)	0.23	0.17
Net realized and unrealized gains (losses) on investments	0.47	(0.02)	1.37
Total from investment operations	0.65	0.21	1.54
Distributions from:
Net investment income	(0.42)	(1.05)	(0.17)
Realized capital gains	(0.04)	(0.05)	—
Total distributions	(0.46)	(1.10)	(0.17)
Net asset value at end of period	$10.67	$10.48	$11.37
Total return	6.69%	2.11%	15.59%
Ratios and supplemental data:
Net assets at end of period (000’s)	$29,297	$7,931	$7,746
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%
Gross expenses	1.03%	1.41%	1.64%
Net investment income	1.76%	2.25%	1.67%
Portfolio turnover rate	56%	64%	160%

(A) The Fund commenced operations on October 1, 2009.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) The net investment income per share is based on average shares outstanding for the period or year.

93

Touchstone Large Cap Relative Value Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.47	$11.11	$10.00
Income (loss) from investment operations:
Net investment income	0.11	0.04	0.05
Net realized and unrealized gains (losses) on investments	2.37	(0.59)	1.08
Total from investment operations	2.48	(0.55)	1.13
Distributions from:
Net investment income	(0.09)	(0.08)	(0.02)
Realized capital gains	(0.42)	(0.01)	—
Total distributions	(0.51)	(0.09)	(0.02)
Net asset value at end of period	$12.44	$10.47	$11.11
Total return(B)	24.28%	(5.11)%	11.34%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,105	$661	$476
Ratio to average net assets:
Net expenses	1.19%	1.19%	1.19%
Gross expenses	2.87%	3.29%	3.22%
Net investment income	0.89%	0.61%	0.52%
Portfolio turnover rate	10%	22%	2%

Touchstone Large Cap Relative Value Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.39	$11.05	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	(0.02)
Net realized and unrealized gains (losses) on investments	2.35	(0.62)	1.07
Total from investment operations	2.37	(0.63)	1.05
Distributions from:
Net investment income	(0.02)	(0.02)	—
Realized capital gains	(0.42)	(0.01)	—
Total distributions	(0.44)	(0.03)	—
Net asset value at end of period	$12.32	$10.39	$11.05
Total return(B)	23.33%	(5.78)%	10.50%
Ratios and supplemental data:
Net assets at end of period (000’s)	$321	$266	$235
Ratio to average net assets:
Net expenses	1.94%	1.94%	1.94%
Gross expenses	4.28%	5.31%	3.69%
Net investment income (loss)	0.14%	(0.08)%	(0.24)%
Portfolio turnover rate	10%	22%	2%

(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

94

Touchstone Large Cap Relative Value Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.42	$11.12	$10.00
Income (loss) from investment operations:
Net investment income	0.14	0.15	0.09
Net realized and unrealized gains (losses) on investments	2.37	(0.66)	1.07
Total from investment operations	2.51	(0.51)	1.16
Distributions from:
Net investment income	(0.12)	(0.18)	(0.04)
Realized capital gains	(0.42)	(0.01)	—
Total distributions	(0.54)	(0.19)	(0.04)
Net asset value at end of period	$12.39	$10.42	$11.12
Total return	24.70%	(4.84)%	11.58%
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,209	$2,415	$112
Ratio to average net assets:
Net expenses	0.94%	0.94%	0.94%
Gross expenses	1.42%	2.01%	2.77%
Net investment income	1.14%	1.05%	0.78%
Portfolio turnover rate	10%	22%	2%

Touchstone Large Cap Relative Value Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.42	$11.13	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.13	0.10
Net realized and unrealized gains (losses) on investments	2.39	(0.62)	1.08
Total from investment operations	2.52	(0.49)	1.18
Distributions from:
Net investment income	(0.13)	(0.21)	(0.05)
Realized capital gains	(0.42)	(0.01)	—
Total distributions	(0.55)	(0.22)	(0.05)
Net asset value at end of period	$12.39	$10.42	$11.13
Total return	24.89%	(4.71)%	11.76%
Ratios and supplemental data:
Net assets at end of period (000’s)	$29,752	$2,876	$3,018
Ratio to average net assets:
Net expenses	0.79%	0.79%	0.79%
Gross expenses	1.20%	1.74%	2.48%
Net investment income	1.29%	1.08%	0.93%
Portfolio turnover rate	10%	22%	2%

(A) The Fund commenced operations on October 1, 2009.

95

Touchstone Market Neutral Equity Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.90	$9.73	$10.00
Income (loss) from investment operations:
Net investment loss	0.20	(B)	(0.03)	(0.13)
Net realized and unrealized gains (losses) on investments	(0.29)	0.20	(0.14)
Total from investment operations	(0.49)	0.17	(0.27)
Net asset value at end of period	$9.41	$9.90	$9.73
Total return(C)	(4.85)%	1.75%	(2.70)%
Net assets at end of period (000’s)	$591	$3,383	$610
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(D)	3.52%	2.80%	2.79%
Gross expenses (including dividend expense on securities sold short)(E)	4.39%	4.13%	3.89%
Net investment loss	(2.02)%	(2.04)%	(1.38)%
Portfolio turnover rate	109%	125%	377%

Touchstone Market Neutral Equity Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.76		$9.66	$10.00
Income (loss) from investment operations:
Net investment loss	(0.26	)(B)	(0.26)	(0.16)
Net realized and unrealized gains (losses) on investments	(0.29)		0.36	(0.18)
Total from investment operations	(0.55)		0.10	(0.34)
Net asset value at end of period	$9.21		$9.76	$9.66
Total return(C)	(5.64)%		1.04%	(3.40)%
Net assets at end of period (000’s)	$183		$184	$168
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(F)	4.27%		3.57%	3.40%
Gross expenses (including dividend expense on securities sold short)(G)	11.08%		9.53%	4.48%
Net investment loss	(2.77)%		(2.64)%	(2.18)%
Portfolio turnover rate	109%		125%	377%

(A) The Fund commenced operations on October 1, 2009.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(D) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.50%, 1.50% and 1.61% for the years ended September 2012, 2011 and for the period ended September 2010, respectively.

(E) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 2.37%, 2.83% and 2.70% on the years ended September 2012, 2011 and for the period ended September 2010, respectively.

(F) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 2.25%, 2.25% and 2.37% for the years ended September 2012, 2011 and for the period ended September 2010, respectively.

(G) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 9.06%, 8.21% and 3.44% for the years ended 2012, 2011 and for the period ended September 2010, respectively.

96

Touchstone Market Neutral Equity Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.96		$9.75	$10.00
Income (loss) from investment operations:
Net investment loss	(0.17	)(B)	(0.14)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.30)		0.35	(0.21)
Total from investment operations	(0.47)		0.21	(0.25)
Net asset value at end of period	$9.49		$9.96	$9.75
Total return	(4.62)%		2.15%	(2.50)%
Net assets at end of period (000’s)	$39,428		$40,335	$32,406
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(C)	3.27%		2.57%	2.48%
Gross expenses (including dividend expense on securities sold short)(D)	3.66%		3.05%	3.39%
Net investment loss	(1.77)%		(1.64)%	(1.15)%
Portfolio turnover rate	109%		125%	377%

(A) The Fund commenced operations on October 1, 2009.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.25%, 1.25% and 1.38% for the years ended September 2012, 2011 and for the period ended September 2010, respectively.

(D) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.64%, 1.73% and 2.29% for the years ended 2012, 2011 and for the period ended September 2010, respectively.

97

Touchstone Mid Cap Value Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.86	$11.76	$10.00
Income (loss) from investment operations:
Net investment income	0.09	0.09	0.12
Net realized and unrealized gains (losses) on investments	2.78	(0.72)	1.74
Total from investment operations	2.87	(0.63)	1.86
Distributions from:
Net investment income	(0.09)	(0.11)	(0.10)
Realized capital gains	(0.66)	(0.16)	—
Total distributions	(0.75)	(0.27)	(0.10)
Net asset value at end of period	$12.98	$10.86	$11.76
Total return(B)	27.55%	(5.72)%	18.70%
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,409	$2,364	$345
Ratio to average net assets:
Net expenses	1.29%	1.29%	1.29%
Gross expenses	1.97%	2.07%	3.07%
Net investment income	0.77%	0.86%	1.07%
Portfolio turnover rate	42%	59%	45%

Touchstone Mid Cap Value Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.82	$11.74	$10.00
Income (loss) from investment operations:
Net investment income	—	0.03	0.03
Net realized and unrealized gains (losses) on investments	2.77	(0.75)	1.75
Total from investment operations	2.77	(0.72)	1.78
Distributions from:
Net investment income	(0.01)	(0.04)	(0.04)
Realized capital gains	(0.66)	(0.16)	—
Total distributions	(0.67)	(0.20)	(0.04)
Net asset value at end of period	$12.92	$10.82	$11.74
Total return(B)	26.64%	(6.45)%	17.88%
Ratios and supplemental data:
Net assets at end of period (000’s)	$292	$204	$132
Ratio to average net assets:
Net expenses	2.04%	2.04%	2.04%
Gross expenses	7.90%	7.74%	3.86%
Net investment income	0.02%	0.10%	0.27%
Portfolio turnover rate	42%	59%	45%

(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

98

Touchstone Mid Cap Value Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.89	$11.79	$10.00
Income (loss) from investment operations:
Net investment income	0.11	0.12	0.14
Net realized and unrealized gains (losses) on investments	2.81	(0.72)	1.76
Total from investment operations	2.92	(0.60)	1.90
Distributions from:
Net investment income	(0.12)	(0.14)	(0.11)
Realized capital gains	(0.66)	(0.16)	—
Total distributions	(0.78)	(0.30)	(0.11)
Net asset value at end of period	$13.03	$10.89	$11.79
Total return	27.97%	(5.51)%	19.07%
Ratios and supplemental data:
Net assets at end of period (000’s)	$13,785	$4,685	$589
Ratio to average net assets:
Net expenses	1.04%	1.04%	1.04%
Gross expenses	1.46%	1.58%	3.19%
Net investment income	1.02%	1.20%	1.40%
Portfolio turnover rate	42%	59%	45%

Touchstone Mid Cap Value Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.92	$11.83	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.16	0.10
Net realized and unrealized gains (losses) on investments	2.82	(0.75)	1.82
Total from investment operations	2.95	(0.59)	1.92
Distributions from:
Net investment income	(0.14)	(0.16)	(0.09)
Realized capital gains	(0.66)	(0.16)	—
Total distributions	(0.80)	(0.32)	(0.09)
Net asset value at end of period	$13.07	$10.92	$11.83
Total return	28.17%	(5.41)%	19.25%
Ratios and supplemental data:
Net assets at end of period (000’s)	$75,240	$39,808	$39,509
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89%
Gross expenses	1.12%	1.15%	1.93%
Net investment income	1.17%	1.21%	1.66%
Portfolio turnover rate	42%	59%	45%

(A)        The Fund commenced operations on October 1, 2009.

99

Touchstone Small Cap Core Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$11.94	$11.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.02)	0.02
Net realized and unrealized gains on investments	4.20	0.35	1.60
Total from investment operations	4.25	0.33	1.62
Distributions from:
Net investment income	—	(B)	(0.01)	—
Realized capital gains	(0.17)	—	(B)	—
Total distributions	(0.17)	(0.01)	—
Net asset value at end of period	$16.02	$11.94	$11.62
Total return(C)	35.86%	2.82%	16.20%
Ratios and supplemental data:
Net assets at end of period (000’s)	$84,539	$43,074	$50,110
Ratio to average net assets:
Net expenses	1.34%	1.34%	1.34%
Gross expenses	1.58%	1.79%	1.55%
Net investment income (loss)	0.37%	(0.10)%	0.32%
Portfolio turnover rate	11%	37%	29%

Touchstone Small Cap Core Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$11.79	$11.55	$10.00
Income (loss) from investment operations:
Net investment loss	(0.01)	(0.08)	(0.02)
Net realized and unrealized gains on investments	4.08	0.32	1.57
Total from investment operations	4.07	0.24	1.55
Distributions from:
Net investment income	—	(B)	—	(B)	—
Realized capital gains	(0.17)	—	(B)	—
Total distributions	(0.17)	—	(B)	—
Net asset value at end of period	$15.69	$11.79	$11.55
Total return(C)	34.78%	2.08%	15.50%
Ratios and supplemental data:
Net assets at end of period (000’s)	$24,278	$11,739	$5,245
Ratio to average net assets:
Net expenses	2.09%	2.09%	2.09%
Gross expenses	2.30%	2.51%	2.57%
Net investment loss	(0.38)%	(0.80)%	(0.43)%
Portfolio turnover rate	11%	37%	29%

(A) The Fund commenced operations on October 1, 2009.

(B) Amount rounds to less than $0.005 per share.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

100

Touchstone Small Cap Core Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$12.00	$11.67	$10.00
Income (loss) from investment operations:
Net investment income	0.07	0.02	0.03
Net realized and unrealized gains (losses) on investments	4.24	0.34	1.64
Total from investment operations	4.31	0.36	1.67
Distributions from:
Net investment income	(0.01)	(0.03)	—
Realized capital gains	(0.17)	—	(B)	—
Total distributions	(0.18)	(0.03)	—
Net asset value at end of period	$16.13	$12.00	$11.67
Total return	36.23%	3.05%	16.70%
Ratios and supplemental data:
Net assets at end of period (000’s)	$168,987	$58,164	$33,536
Ratio to average net assets:
Net expenses	1.04%	1.09%	1.09%
Gross expenses	1.17%	1.21%	1.31%
Net investment income	0.66%	0.21%	0.61%
Portfolio turnover rate	11%	37%	29%

Touchstone Small Cap Core Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$11.99	$11.65	$10.00
Income (loss) from investment operations:
Net investment income	0.06	0.03	0.06
Net realized and unrealized gains (losses) on investments	4.26	0.35	1.61
Total from investment operations	4.32	0.38	1.67
Distributions from:
Net investment income	(0.03)	(0.04)	(0.02)
Realized capital gains	(0.17)	—	(B)	—
Total distributions	(0.20)	(0.04)	(0.02)
Net asset value at end of period	$16.11	$11.99	$11.65
Total return	36.32%	3.24%	16.74%
Ratios and supplemental data:
Net assets at end of period (000’s)	$247,876	$43,035	$10,386
Ratio to average net assets:
Net expenses	0.94%	0.94%	0.94%
Gross expenses	1.09%	1.16%	1.32%
Net investment income	0.77%	0.36%	0.66%
Portfolio turnover rate	11%	37%	29%

(A) The Fund commenced operations on October 1, 2009.

(B) Amount rounds to less than $0.005 per share.

101

Touchstone Focused Equity Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.50	$10.95	$10.00
Income (loss) from investment operations:
Net investment income	0.08	(B)	0.10	0.02
Net realized and unrealized gains (losses) on investments	2.37	(1.38)	0.93
Total from investment operations	2.45	(1.28)	0.95
Distributions from:
Net investment income	(0.07)	(0.08)	—
Realized capital gains	(0.26)	(0.09)	—
Total distributions	(0.33)	(0.17)	—
Net asset value at end of period	$11.62	$9.50	$10.95
Total return(C)	26.46%	(11.95)%	9.40	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$94,025	$80,741	$814
Ratio to average net assets:
Net expenses	1.20%	1.20%	1.20	%(E)
Gross expenses	1.82%	1.70%	4.65	%(E)
Net investment income	0.73%	0.56%	0.46	%(E)
Portfolio turnover rate	54%	44%	101	%(D)

Touchstone Focused Equity Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.38		$10.88	$10.00
Income (loss) from investment operations:
Net investment loss	—	(B)(F)	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	2.34		(1.32)	0.89
Total from investment operations	2.34		(1.37)	0.88
Distributions from:
Net investment income	—		(0.04)	—
Realized capital gains	(0.26)		(0.09)	—
Total distributions	(0.26)		(0.13)	—
Net asset value at end of period	$11.46		$9.38	$10.88
Total return(C)	25.24%		(12.78)%	8.90	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$399		$179	$187
Ratio to average net assets:
Net expenses	1.95%		1.95%	1.95	%(E)
Gross expenses	6.33%		5.90%	5.45	%(E)
Net investment loss	(0.02)%		(0.52)%	(0.24	)%(E)
Portfolio turnover rate	54%		44%	101	%(D)

(A) Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(D) Not annualized.

(E) Annualized.

(F) Less than $0.005 per share.

102

Touchstone Focused Equity Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.60	$10.96	$10.00
Income (loss) from investment operations:
Net investment income	0.11	(B)	0.02	0.04
Net realized and unrealized gains (losses) on investments	2.39	(1.29)	0.92
Total from investment operations	2.50	(1.27)	0.96
Distributions from:
Net investment income	(0.11)	—	—
Realized capital gains	(0.26)	(0.09)	—
Total distributions	(0.37)	(0.09)	—
Net asset value at end of period	$11.73	$9.60	$10.96
Total return	26.77%	(11.77)%	9.60	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$6,485	$12,383	$201
Ratio to average net assets:
Net expenses	0.95%	0.95%	0.95	%(D)
Gross expenses	1.40%	1.18%	4.62	%(D)
Net investment income	0.98%	0.79%	0.81	%(D)
Portfolio turnover rate	54%	44%	101	%(C)

Touchstone Focused Equity Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$9.28	$10.97	$10.00
Income (loss) from investment operations:
Net investment income	0.12	(B)	0.10	0.17
Net realized and unrealized gains (losses) on investments	2.30	(1.28)	0.80
Total from investment operations	2.42	(1.18)	0.97
Distributions from:
Net investment income	(0.12)	(0.42)	—
Realized capital gains	(0.26)	(0.09)	—
Total distributions	(0.38)	(0.51)	—
Net asset value at end of period	$11.32	$9.28	$10.97
Total return	26.94%	(11.68)%	9.70	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$5,191	$852	$768
Ratio to average net assets:
Net expenses	0.80%	0.80%	0.80	%(D)
Gross expenses	1.49%	2.12%	3.66	%(D)
Net investment income	1.13%	0.50%	0.99	%(D)
Portfolio turnover rate	54%	44%	101	%(C)

(A) Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Not annualized.

(D) Annualized.

103

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

1.800.638.8194

www.TouchstoneInvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

104

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Go paperless, sign up today at:

www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is incorporated herein by reference and is legally a part of this prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Funds’ Financial Reports provide additional information about the Funds’ investments.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

105

TSF-56Q-TFGT-1301

January 30, 2013

Prospectus

Touchstone Funds Group Trust

	Class A	Class C	Class Y	Class Z	Institutional
Touchstone Mid Cap Fund	TMAPX	TMCJX	TMCPX	TMCTX	TMPIX
Touchstone Premium Yield Equity Fund	TPYAX	TPYCX	TPYYX	—	—
Touchstone Sands Capital Select Growth Fund	TSNAX	TSNCX	CFSIX	PTSGX	—
Touchstone Short Duration Fixed Income Fund	—	—	TSDYX	TSDGX	—
Touchstone Small Cap Value Fund	TVOAX	TVOCX	TVOYX	—	TVOIX
Touchstone Ultra Short Duration Fixed Income Fund	TSDAX	TSDCX	TSYYX	TSDOX	TSDIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

2

TOUCHSTONE MID CAP FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Mid Cap Fund (the “Fund”) seeks long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 44 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y		Class Z	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None		None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15		Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%		0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None		None	None
Other Expenses	2.45%	2.82%	0.28%		2.62%	0.58%
Shareholder Service Fees	0.00%	0.00%	0.00%		0.25%	0.00%
Total Other Expenses	2.45%	2.82%	0.28%		2.87%	0.58%
Total Annual Fund Operating Expenses	3.50%	4.62%	1.08%		3.67%	1.38%
Fee Waiver and/or Expense Reimbursement(1)	(2.29)%	(2.66)%	(0.12	)%(2)	(2.46)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.96%	0.96	%(2)	1.21%	0.89%

(1)    Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.21%, 1.96%, 0.96%, 1.21%, and 0.89% for Class A shares, Class C shares, Class Y shares, Class Z shares, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

(2)    Expenses shown above have been restated to reflect the Fund’s contractual fee waiver and will differ from the expenses reflected in the Fund’s annual report for the fiscal year ended September 30, 2012.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

3

	Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Class Z	Institutional	Class C
1 Year	$691	$299	$98	$123	$91	$199
3 Years	$1,386	$1,155	$332	$895	$389	$1,155
5 Years	$2,102	$2,118	$584	$1,688	$708	$2,118
10 Years	$3,989	$4,557	$1,306	$3,764	$1,615	$4,557

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. listed companies.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a medium capitalization company has a market capitalization found within the range of market capitalization represented in the Russell Midcap® Index (between $298 million and $10.37 billion as of November 30, 2012) at the time of purchase.  The size of the companies in the Russell Midcap® Index will change with market conditions.

The Fund’s sub-advisor, London Company of Virginia d/b/a/ The London Company (“TLC” or “Sub-Advisor”) seeks to purchase financially stable mid-cap companies that TLC believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values.  Guiding principles of TLC’s mid-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share, (2) balance sheet optimization, (3) optimal diversification is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will typically hold approximately 30 to 40 securities.  TLC invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

TLC utilizes a bottom-up approach in the security selection process.  The firm screens a mid-cap universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield.  The team seeks companies that are trading at 30-40% discount to intrinsic value.  TLC looks at a company’s corporate governance structure and management incentives to try to ascertain whether management’s interests are aligned with shareholders’ interests.  TLC seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value.  Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase.

TLC generally sells a security when it becomes overvalued and has reached TLC’s price target, when the security’s fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

4

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and since inception compare with the Russell Midcap Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Mid Cap Fund - Class Y Total Returns as of December 31

Best Quarter:  3rd Quarter 2009 +19.68%       Worst Quarter:  4th Quarter 2008 -23.35%

The year-to-date return for the Fund’s Class Y shares as of December 31, 2012 is 19.90%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class Y shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y shares after-tax returns.

5

The Class A shares and Class C shares inception date is May 14, 2007, and the Class Z shares inception date is April 24, 2006.  Class A shares and Class C shares performance was calculated using the historical performance of Class Y shares for the period from January 2, 2003 to May 14, 2007, and Class Z shares performance was calculated using the historical performance of Class Y shares for the period from January 2, 2003 to April 24, 2006.  Performance for these periods has been restated to reflect the impact of the Class A shares, Class C shares and Class Z shares fees and expenses, as applicable.  The Institutional Class shares inception date is January 27, 2012.  The Institutional Class shares performance was calculated using the historical performances of the Class Y shares for the period from January 2, 2003 to January 27, 2012.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	5 Years	Since Inception (01-2-03)
Mid Cap Fund
Class Y Return Before Taxes	19.90%	0.41%	9.86%
Class Y Return After Taxes on Distributions	19.56%	0.29%	8.68%
Class Y Return After Taxes on Distributions and Sale of Fund Shares	13.37%	0.32%	8.09%
Class A Return Before Taxes	12.66%	(0.94)%	9.00%
Class C Return Before Taxes	17.62%	(0.34)%	8.93%
Class Z Return Before Taxes	19.48%	0.14%	9.57%
Institutional Return Before Taxes	19.98%	0.42%	9.87%
Russell Midcap Index (reflects no deductions for fees, expenses or taxes)	17.28%	3.57%	10.65%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	London Company of Virginia d/b/a/ The London Company

Portfolio Manager(s)

Stephen Goddard, CFA

President, CIO and Lead Portfolio Manager

Managing the Fund since 2011

Jonathan Moody, CFA

Principal and Portfolio Manager

Managing the Fund since 2011

J. Brian Campbell, CFA

Portfolio Manager

Managing the Fund since 2011

Mark E. DeVaul, CFA, CPA

Portfolio Manager

Managing the Fund since 2011

6

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, Class Y and Class Z
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

7

TOUCHSTONE PREMIUM YIELD EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Premium Yield Equity Fund (the “Fund”) seeks long-term growth of capital and high-current income.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 44 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.35%	0.44%	0.48%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.31%	2.15%	1.19%
Fee Waiver and/or Expense Reimbursement(2)	(0.10)%	(0.19)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.96%	0.96%

(1) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.20%, 1.95%, and 0.95% for Class A shares, Class C shares, and Class Y shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

8

	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class Y	Class C
1 Year	$691	$299	$98	$199
3 Years	$957	$655	$355	$655
5 Years	$1,243	$1,137	$632	$1,137
10 Years	$2,055	$2,468	$1,423	$2,468

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in equity securities without regard to market capitalization.  This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of the Fund, equity securities include common stock, depositary receipts, and real estate investment trusts (“REITs”).  The Fund focuses on dividend-paying equity securities of U.S. companies and foreign companies that the sub-advisor, Miller/Howard Investments Inc. (“Miller/Howard” or “Sub-Advisor”), believes possess attractive long-term return potential, primarily due to lower than average valuations and an improving business outlook.  The Fund may invest up to 40% of its assets in both sponsored and unsponsored American depositary receipts (“ADRs”) and other foreign receipts, including emerging market securities.

Miller/Howard’s investment process begins with quantitative screens that seek to identify stocks with above-average dividend yield plus a consistent history of dividend growth that offer high financial strength and solid appreciation potential.  Miller/Howard also employs certain social and environmental screens.  The portfolio management team generates a focus list of stocks through a combination of additional screens and fundamental research.  Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, and/or market dominance.  Attention to diversification across economic sectors is also emphasized.  An attempt is made to find stocks that are supported by Miller/Howard’s general view of the economy and its sectors, though bottom-up stock selection is of primary importance.

Potential investments are thoroughly researched and analyzed.  This includes evaluation of the dividend payment stream, discussions with company management, a comprehensive Socially Responsible Investing (“SRI”) profile and assessments of the financial strength of the company.  Stocks from all sectors of the market are considered for inclusion in the portfolio in an effort to provide diversification.  Finally, technical analysis is used to attempt to identify optimal times for purchases and sales.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

·                  Large-Cap Risk:  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

9

·                  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

·                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

REITs Risk: REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans.  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation.  REITs typically incur fees that are separate from those of the Fund.  Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Depositary Receipts Risk: Foreign receipts, which include ADRs and Global Depositary Receipts (“GDRs”), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  ADRs may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.  Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

This Fund should only be purchased by investors seeking long-term growth of capital and high current income who can withstand the share price volatility of equity investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

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The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and since inception compare with the Russell 3000 Value Index and the Dow Jones US Select Dividend Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Premium Yield Equity Fund — Class A Total Return as of December 31

Best Quarter:  Quarter 2009 +13.77%      Worst Quarter:  4th Quarter 2008 -25.99%

The year-to-date return for the Fund’s Class A shares as of December 31, 2012 is 0.83%.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

The Class Y shares inception date is August 12, 2008.  The Class Y shares performance was calculated using the historical performance of the Class A shares for the period from December 3, 2007 to August 12, 2008.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	5 Years	Since Inception (12-3-07)
Premium Yield Equity Fund
Class A Return Before Taxes	0.83%	(2.15)%	(2.29)%
Class A Return After Taxes on Distributions	0.36%	2.75%	2.91%
Class A Return After Taxes on Distributions and Sale of Fund Shares	1.13%	1.98%	2.11%
Class C Return Before Taxes	5.16%	(1.73)%	(1.86)%
Class Y Return Before Taxes	7.06%	(0.82)%	0.98%
Russell 3000 Value Index (reflects no deductions for fees, expenses or taxes)	17.55%	0.83%	0.62%
Dow Jones US Select Dividend Index (reflects no deductions for fees, expenses or taxes)	10.84%	2.49%	1.80%

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Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Miller/Howard Investments Inc.

Portfolio Manager(s)

Lowell G. Miller

Founder, President, Chief Investment Officer and Director of Research

Managing the Fund since 2008

John E. Leslie III, CFA

Research Analyst and Portfolio Manager

Managing the Fund since 2008

Bryan J. Spratt, CFA

Research Analyst and Portfolio Manager

Managing the Fund since 2008

Roger G. Young, CFA

Research Analyst and Portfolio Manager

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Sands Capital Select Growth Fund (the “Fund”) seeks long-term capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 44 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Z	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.87%	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.35%	0.35%	0.31%	0.31%
Shareholder Service Fees	None	None	0.21%	None
Total Other Expenses	0.35%	0.35%	0.52%	0.31%
Total Annual Fund Operating Expenses	1.47%	2.22%	1.39%	1.18%
Fee Waiver and/or Expense Reimbursement(2)	(0.10)%	(0.10)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.37%	2.12%	1.33%	1.12%

(1)The advisory fee is subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Russell 1000 Growth Index (the “Benchmark Index”), and this fee may range from 0.55% to 1.00% depending on the Fund’s performance and assets.  See “The Funds’ Management” section of the Fund’s prospectus for additional information.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit “other expenses” to 0.25% for each Class of shares.  This expense limitation will remain in effect until at least January 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s other expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Z	Class Y	Class C
1 Year	$706	$315	$135	$114	$215
3 Years	$1,004	$685	$434	$369	$685
5 Years	$1,323	$1,181	$755	$643	$1,181
10 Years	$2,223	$2,547	$1,663	$1,426	$2,547

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC (‘‘Sands Capital’’ or “Sub-Advisor”), believes have above-average potential for revenue or earnings growth.  This is a non-fundamental investment policy that the Fund can change upon 60 days’ prior notice to shareholders.  The Fund emphasizes investments in large capitalization growth companies.  The weighted-average market capitalization of these companies is generally in excess of $25 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $2 billion.  The Fund will typically own between 25 and 30 stocks.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Sands Capital generally seeks to invest in stocks with sustainable above average earnings growth, and with capital appreciation potential.  In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company.  Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

·                  Large-Cap Risk:  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Growth Investing Risk:  Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

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Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 1000 Growth Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Sands Capital Select Growth Fund — Class Z Total Return as of December 31

Best Quarter:  2nd Quarter 2009 +22.00%       Worst Quarter:  4th Quarter 2008 -30.93%

The year-to-date return for the Fund’s Class Z shares as of December 31, 2012 is 22.87%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class Z shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class Z shares after-tax returns.

The Class A shares and the Class C shares inception date is November 15, 2010.  The Class Y shares inception date is August 27, 2004.  The Class Y shares performance was calculated using the historical performance of the Class Z shares

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for the period from August 11, 2000 to August 27, 2004.  The Class A shares and the Class C shares performance was calculated using the historical performance of the Class Z shares for the period from August 11, 2000 to November 15, 2010.  Performance for this period has been restated to reflect the impact of the Class A shares and Class C shares fees and expenses, as applicable.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	5 Years	10 Years
Sands Capital Select Growth Fund
Class Z Return Before Taxes	22.87%	6.33%	10.41%
Class Z Return After Taxes on Distributions	22.87%	6.33%	10.41%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	14.86%	5.84%	9.32%
Class Y Return Before Taxes	23.24%	6.61%	10.64%
Class A Return Before Taxes	15.93%	5.09%	9.77%
Class C Return Before Taxes	20.98%	5.61%	9.69%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	15.26%	3.12%	7.52%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Sands Capital Management, LLC

Portfolio Manager(s)

Frank M. Sands, Jr., CFA

Chief Investment Officer and Chief Executive Officer

Managing the Fund since 2000

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, Class Y and Class Z
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Class Z Shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

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Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE SHORT DURATION FIXED INCOME FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Short Duration Fixed Income Fund (the “Fund”) seeks maximum total return consistent with the preservation of capital.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class Y	Class Z
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.45%	0.45%
Shareholder Service Fees	None	0.24%
Total Other Expenses	0.45%	0.70%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	0.71%	0.95%
Fee Waiver and/or Expense Reimbursement(2)	(0.21)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%	0.75%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.49% and 0.74% for Class Y shares and Class Z shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class Z
1 Year	$51	$77
3 Years	$206	$283
5 Years	$374	$506
10 Years	$863	$1,148

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

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The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities and asset-backed securities.  The Fund invests only in investment-grade debt securities and does not invest in non-investment-grade (e.g. “high yield”) debt securities.  Investment-grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Longfellow Investment Management Co. (“Longfellow” or “Sub-Advisor”).

In selecting investments for the Fund, Longfellow chooses fixed-income securities that it believes are attractively priced relative to the market or to similar instruments.  While the Fund may invest in securities of any maturity, Longfellow seeks to maintain an effective duration for the Fund between one and three years under normal market conditions.  A sector or security holding may be reduced if it becomes overvalued or if there is a change in the underlying fundamentals.  Longfellow may sell a security if another security is more attractive.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely to decrease.  Duration is a measure of the expected life taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below-investment-grade status (as defined above), which would increase the risk of holding these securities.  Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying

20

mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.  The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  Even with a credit enhancement by a third party, there is still risk of loss.  There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective maturities.

U.S. Government Agencies Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and who seek exposure to fixed-income securities.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Barclays Capital 1-3 Year U.S. Treasury Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

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Short Duration Fixed Income Fund — Class Z Total Return as of December 31

Best Quarter:  3rd Quarter 2009 +7.77%       Worst Quarter:  2nd Quarter 2004 -0.75%

The year-to-date return for the Fund’s Class Z shares as of December 31, 2012 is 1.98%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  The after-tax returns shown in the table are for Class Z shares only.  The after-tax returns for Class Y shares will differ from the Class Z shares after-tax returns.

The Class Y shares inception date is May 4, 2009.  The Class Y shares performance was calculated using the historical performance of the Class Z shares for the period from January 1, 2002 to May 4, 2009.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	5 Years	10 Years
Short Duration Fixed Income Fund
Class Z Return Before Taxes	1.98%	2.99%	3.02%
Class Z Return After Taxes on Distributions	1.32%	1.92%	1.82%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	1.28%	1.93%	1.87%
Class Y Return Before Taxes	2.23%	3.18%	3.11%
Barclays Capital 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	0.51%	2.49%	2.83%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Longfellow Investment Management Co.

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Portfolio Manager(s)

Barbara J. McKenna, CFA

Principal and Portfolio Manager

Managing the Fund since 2009

David W. Seeley, CFA

Principal and Portfolio Manager

Managing the Fund since 2009

John E. Villela, CFA

Principal, Portfolio Manager and Senior Analyst

Managing the Fund since 2011

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class Y and Class Z
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities, Inc. (“Touchstone Securities”).  Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

23

TOUCHSTONE SMALL CAP VALUE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Small Cap Value Fund (the “Fund”) seeks long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 44 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.57%	26.40%	21.52%	0.92%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.78%	28.36%	22.48%	1.88%
Fee Waiver and/or Expense Reimbursement(2)	(0.34)%	(26.17)%	(21.29)%	(0.84)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.44%	2.19%	1.19%	1.04%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.43%, 2.18%, 1.18%, and 1.03% for Class A shares, Class C shares, Class Y shares and Institutional Class shares, respectively.  These expense limitations will remain in effect until at least January 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Fund’s Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$713	$322	$121	$106	$222
3 Years	$1,072	$4,771	$4,008	$509	$4,771
5 Years	$1,454	$7,443	$6,655	$938	$7,443
10 Years	$2,523	$10,240	$10,143	$2,132	$10,240

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisor, DePrince, Race & Zollo, Inc. (“DRZ” or “Sub-Advisor”), believes have the potential for growth and that appear to be trading below their perceived value.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a small capitalization company has a market capitalization of no more than $2 billion at the time of initial purchase.

DRZ employs a multi-step, “bottom up” investment process.  Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend.  DRZ then applies various valuation multiples such as price-to-earnings, price-to-book and price-to-cash flow, to find companies that it believes are trading at the low end of their historical relative valuation levels.  DRZ then conducts rigorous fundamental analysis to identify an imminent catalyst which it believes may lead to future price appreciation.  DRZ establishes relative price targets for the remaining stocks that have identifiable catalysts.  Finally, DRZ filters the results to choose stocks that it believes have the potential for growth and appear to be trading below their perceived value.  DRZ considers selling a security when its yield falls below the acceptable limit, when the valuation is no longer attractive or the fundamentals of the company or sector deteriorate.

The Fund invests in securities of companies operating in a broad range of industries.  Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas.  The Fund will typically hold 65 to 80 securities.  The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

·                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

25

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may generate more taxable short-term gains for shareholders.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Value Investing Risk:  A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 2000 Value Index and Russell 2000 Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Small Cap Value Fund – Class A Total Return as of December 31

26

Best Quarter:  1st Quarter 2003 +18.97%       Worst Quarter:  3rd Quarter 2008 -24.10%

The year-to-date return for the Fund’s Class A shares as of December 31, 2012 is 14.85%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

On June 10, 2011, Class Z shares were converted to Class A shares and performance for periods prior to the date of conversion represents the performance of Class Z shares.  Performance in the table below for periods prior to June 10, 2011 has been restated to reflect the impact of the Class A fees and expenses.  The Class C shares, the Class Y shares and the Institutional Class shares inception date is March 1, 2011.  The Class C shares, Class Y shares, and Institutional Class shares performance information is calculated using the historical performance of Class Z shares for the periods prior to March 1, 2011.  Performance for this period for Class C shares has been restated to reflect the impact of the Class C shares fees and expenses.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	5 Years	10 Years
Small Cap Value Fund
Class A Return Before Taxes	14.85%	1.10%	9.42%
Class A Return After Taxes on Distributions	14.54%	0.96%	8.67%
Class A Return After Taxes on Distributions and Sale of Fund Shares	10.05%	0.92%	8.03%
Class C Return Before Taxes	19.95%	1.54%	9.25%
Class Y Return Before Taxes	22.08%	2.44%	10.14%
Institutional Return Before Taxes	22.38%	2.47%	10.16%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)	18.05%	3.55%	9.50%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	16.35%	3.56%	9.72%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	DePrince, Race & Zollo, Inc.

Portfolio Manager(s)

Gregory T. Ramsby

Partner and Portfolio Manager, Small-Cap and Micro-Cap Value

Managing the Fund since 2010

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

27

	Institutional Class Shares
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

28

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Ultra Short Duration Fixed Income Fund (the “Fund”) seeks maximum total return consistent with the preservation of capital.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 44 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C		Class Y	Class Z		Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%		None	None		None
Wire Redemption Fee	Up to $15	Up to $15		Up to $15	Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%		0.25%	0.25%		0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.75	%(1)	None	None		None
Other Expenses	0.69%	0.68%		0.30%	0.29%		0.98%
Shareholder Services Fee	None	None		None	0.19%		None
Total Other Expenses	0.69%	0.68%		0.30%	0.48%		0.98%
Acquired Fund Fees and Expenses	0.01%	0.01%		0.01%	0.01%		0.01%
Total Annual Fund Operating Expenses(2)	1.20%	1.69%		0.56%	0.74%		1.24%
Fee Waivers and/or Expense Reimbursement(3)	(0.50)%	(0.49)%		(0.11)%	(0.04	)%(4)	(0.84)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	0.70%	1.20%		0.45%	0.70	%(4)	0.40%

(1)Class C shares are authorized to pay a maximum 12b-1 fee of up to 1.00% of average daily net assets, of which up to 0.75% may be paid for distribution services and up to 0.25% may be paid for shareholder services.  The Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of this prospectus.

(2)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.69%, 1.19%, 0.44%, 0.69%, and 0.39% for Class A shares, Class C shares, Class Y shares, Class Z shares, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least April 16, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Fund’s Management” in the Fund’s prospectus for more information.

(4)Expenses shown above have been restated to reflect the Fund’s contractual fee waiver and will differ from the expenses reflected in the Fund’s Annual Report for the fiscal year ended September 30, 2012.

29

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waivers).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Class Z	Institutional	Class C
1 Year	$270	$222	$46	$72	$41	$122
3 Years	$419	$381	$144	$224	$128	$381
5 Years	$696	$772	$278	$399	$423	$772
10 Years	$1,487	$1,867	$668	$907	$1,262	$1,867

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 169% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and cash equivalent securities including repurchase agreements and commercial paper.  The Fund invests only in investment-grade debt securities and does not invest in non-investment-grade (i.e. “high yield”) debt securities.  Investment-grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington” or “Sub-Advisor”).

In selecting investments for the Fund, Fort Washington chooses fixed-income securities that it believes are attractively priced relative to the market or to similar instruments.  In addition, Fort Washington considers the “effective duration” of the Fund’s entire portfolio.  Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates.  While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below:

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1%

30

change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below-investment-grade status, which would increase the risk of holding these securities.  Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.  The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  Even with a credit enhancement by a third party, there is still risk of loss.  There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Municipal Securities Risk:  The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy.  In addition, the ongoing issues facing the national economy may negatively impact the economic performance of issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.  Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution.  Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund’s portfolio securities.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may generate more taxable short-term gains or losses for shareholders.

Repurchase Agreement Risk: Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral.  However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than

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the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.  Repurchase agreements are considered loans by the Fund.

U.S. Government Agencies Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and seek exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the BoA Merrill Lynch Three-Month U.S. Treasury Bill Index and BoA Merrill Lynch 1-Year Treasury Note Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Ultra Short Duration Fixed Income Fund — Class Z Total Return as of December 31

Best Quarter:  3rd Quarter 2006 1.95%        Worst Quarter:  3rd Quarter 2008 -0.24%

The year-to-date return for the Fund’s Class Z shares as of December 31, 2012 is 1.82%.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are for Class Z shares only and after-tax returns for other classes will vary.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	5 Years	10 years
Ultra Short Duration Fixed Income Fund
Class Z Return Before Taxes	1.82%	1.78%	2.48%
Class Z Return After Taxes on Distributions	1.07%	0.80%	1.37%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	1.18%	0.95%	1.47%
Class A Return Before Taxes	(0.35)%	1.36%	2.27%
Class C Return Before Taxes	0.17%	1.04%	1.73%
Class Y Return Before Taxes	1.92%	1.80%	2.49%
Institutional Return before Taxes	1.96%	1.81%	2.50%
BoA Merrill Lynch Three-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.11%	0.52%	1.78%
BoA Merrill Lynch 1-Year Treasury Note Index (reflects no deductions for fees, expenses or taxes)	0.24%	1.42%	2.19%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.

Portfolio Manager(s)

Scott D. Weston

Vice President and Senior Portfolio Manager

Managing the Fund since 2008

Brent A. Miller, CFA

Portfolio Manager

Managing the Fund since 2008

Buying and Selling Fund Shares

	Class A, Class C, Class Y, and Class Z
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

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You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT STRATEGIES AND RISKS

Can a Fund Depart From its Principal Investment Strategies?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices.  These investments and strategies are described in detail in the Funds’ Statement of Additional Information (“SAI”).

Each Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees without shareholder approval.  You would be notified at least 30 days before any change takes effect.  The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds’ goals.  This defensive investing may increase a Fund’s taxable income.  A Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.  Of course, there can be no guarantee that any Fund will achieve its investment goal.

Portfolio Composition

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund’s “assets’’ in certain types of investments suggested by its name (the “80% Policy”).  For purposes of these 80% Policies, the term “assets’’ means net assets plus the amount of borrowings for investment purposes.  A Fund must comply with its 80% Policy at the time the Fund invests its assets.  Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Change in Market Capitalization (Touchstone Mid Cap Fund and Touchstone Small Cap Value Fund).

A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities.  If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the Fund’s sub-advisor’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies.  However, this change could affect the Fund’s flexibility in making new investments.

Do the Funds have other investment strategies in addition to their principal investment strategies?

Lending of Portfolio Securities (All Funds except Touchstone Premium Yield Equity Fund).  The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, a Fund’s Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in the SAI.

Other Investment Companies.  A Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder and applicable Securities and Exchange Commission staff interpretations thereof, or applicable exemptive relief granted by the SEC.  The Advisor has received an exemptive order from the SEC that permits each Fund to invest up to 25% of its uninvested cash or cash collateral in one or more affiliated money market funds, subject to that Fund’s investment limitations and certain other conditions contained in the exemptive order.

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What are the Principal Risks of Investing in the Funds?

The following is a list of principal risks that may apply to your investment in a Fund.  Further information about investment risks is available in the Funds’ SAI:

Asset-Backed Securities Risk (Touchstone Short Duration Fixed Income Fund and Touchstone Ultra Short Duration Fixed Income Fund (“Touchstone Fixed Income Funds”)): Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  Even with a credit enhancement by a third party, there is still risk of loss.  There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Credit Risk (Touchstone Fixed Income Funds): The securities in a Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Depositary Receipts Risk (Touchstone Premium Yield Equity Fund): The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Emerging Markets Risk (Touchstone Premium Yield Equity Fund): Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Securities Risk (Touchstone Mid Cap Fund, Touchstone Premium Yield Equity Fund, Touchstone Sands Capital Select Growth Fund, and Touchstone Small Cap Value Fund (“Touchstone Equity Funds”)): A Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles.  The value of a Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund’s shares.  These factors contribute to price volatility, which is a principal risk of investing in the Funds.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Foreign Securities Risk (Touchstone Premium Yield Equity Fund and Touchstone Small Cap Value Fund): Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities.

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Growth Investing Risk (Touchstone Sands Capital Select Growth Fund):  Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Interest Rate Risk (Touchstone Fixed Income Funds): As interest rates rise, the value of fixed income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk (Touchstone Fixed Income Funds): Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below-investment-grade status, which would increase the risk of holding these securities.  Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Large-Cap Risk (Touchstone Premium Yield Equity Fund and Touchstone Sands Capital Select Growth Fund):  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk (All Funds): The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Mid-Cap Risk (Touchstone Mid Cap Fund and Touchstone Premium Yield Equity Fund): The Funds are subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Mortgage-Backed Securities Risk (Touchstone Fixed Income Funds): Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to a Fund.  The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.  In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual of the value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

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Municipal Securities Risk (Touchstone Ultra Short Duration Fixed Income Fund):  The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy.  In addition, the ongoing issues facing the national economy may negatively impact the economic performance of issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.  Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund’s portfolio securities.

Non-Diversification Risk (Touchstone Sands Capital Select Growth Fund): Subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company.  Because a higher percentage of the Fund’s holdings may be invested in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Portfolio Turnover Risk (Touchstone Small Cap Value Fund and Touchstone Ultra Short Duration Fixed Income Fund): Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the sub-advisor determines that it would be in the Fund’s best interest to do so.  It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the sub-advisor’s control.  These transactions will increase a Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period.  High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Prepayment Risk (Touchstone Fixed Income Funds): The risk that a debt security may be paid off and proceeds invested earlier than anticipated.  Prepayment risk is more prevalent during periods of falling interest rates.  The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

REITs Risk (Touchstone Premium Yield Equity Fund): REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans.  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation.  REITs typically incur fees that are separate from those of the Fund.  Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

Repurchase Agreement Risk (Touchstone Ultra Short Duration Fixed Income Fund): Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral.  However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.  Repurchase agreements are considered loans by the Fund.

Small-Cap Risk (Touchstone Premium Yield Equity Fund and Touchstone Small Cap Value Fund): The Funds are subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be

38

dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

U.S. Government Agencies Securities Risk (Touchstone Short Duration Fixed Income Fund and Touchstone Ultra Short Duration Fixed Income Fund):  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

Value Investing Risk (Touchstone Small Cap Value Fund): A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?

A description of the Funds’ policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds’ website at www.TouchstoneInvestments.com.

THE FUNDS’ MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Advisor”)

303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994.  As of December 31, 2012, Touchstone Advisors had approximately $14.8 billion in assets under management.  As the Funds’ Advisor, Touchstone Advisors continuously reviews, supervises, and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board of Trustees.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

· Level of knowledge and skill

· Performance as compared to its peers or benchmark

· Consistency of performance over 5 years or more

· Level of compliance with investment rules and strategies

· Employees facilities and financial strength

· Quality of service

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The Securities and Exchange Commission has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds.  Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets.  If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor.  Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

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Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended September 30, 2012 and is net of advisory fees waived by Touchstone Advisors, if any.  Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Annual Fee Rate
Touchstone Mid Cap Fund	0.80%
Touchstone Premium Yield Equity Fund	0.70%
Touchstone Sands Capital Select Growth Fund	0.87%
Touchstone Short Duration Fixed Income Fund	0.25%
Touchstone Ultra Short Duration Fixed Income Fund	0.25%
Touchstone Small Cap Value Fund	0.88%

The Touchstone Sands Capital Select Growth Fund’s base advisory fee is 0.85% on the first $1 billion of assets, 0.80% on the next $500 million of assets, 0.75% on the next $500 million of assets and 0.70% on assets above $2 billion, and this fee may range from 0.55% to 1.00% depending on the Fund’s performance relative to the Russell 1000 Growth Index.  Fee adjustments apply if the Fund outperforms or underperforms its benchmark by 2.50% or more over the performance period.

Touchstone Advisors and Sands Capital Management will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance.  Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Touchstone Sands Capital Select Growth Fund’s underperformance or outperformance of the market.  The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months.  This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee.  Because any adjustment to the Fund’s base advisory fee is based upon the Fund’s performance compared to the investment record of the Russell 1000 Growth Index, a performance adjustment will be made not when the Fund’s performance is up or down, but when it is up or down more or less than the performance of the Russell 1000 Growth Index.  For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund’s net asset value per share at the beginning of the period.  This percentage is equal to the sum of: (i) the change in the Fund’s net asset value per share during the period; (ii) the value of the Fund’s cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains.  The investment record for the Russell 1000 Growth Index is expressed as a percentage of the starting level of the Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

Contractual Fee Waiver Agreement (All Funds except Touchstone Sands Capital Select Growth Fund)

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth in each Fund’s fee table.  The contractual limits set forth in the fee table have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable.  Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

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Contractual Fee Waiver Agreement (Touchstone Sands Capital Select Growth Fund)

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Fund’s “other expenses” as referenced in the Fund’s fee table (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of the Advisor’s business, amounts, if any, payable pursuant to a shareholder servicing plan and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed the contractual limits set forth below.  Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during such month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s other expenses are below the expense limitation amount.

Fund	Contractual Limit “Other Expenses”	Termination Date
Touchstone Sands Capital Select Growth Fund	0.25% for Class A shares	January 29, 2014
	0.25% for Class C shares	January 29, 2014
	0.25% for Class Y shares	January 29, 2014
	0.25% for Class Z shares	January 29, 2014

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees’ approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s March 31, 2012 Semi-Annual Report.

Fort Washington is an affiliate of Touchstone Advisors.  Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund’s Sub-Advisor.  The Board of Trustees reviews Touchstone Advisors’ decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Sub-Advisors

London Company of Virginia d/b/a The London Company (“TLC”), a SEC-registered investment advisor located at 1801 Bayberry Court, Suite 301, Richmond, VA, 23226, serves as sub-advisor to the Touchstone Mid Cap Fund.  As sub-advisor, TLC makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, TLC had approximately $4.6 billion in assets under management.

DePrince, Race & Zollo, Inc. (“DRZ”), a SEC-registered investment advisor located at 250 Park Avenue South, Suite 250, Winter Park, FL, 32789, serves as sub-advisor to the Touchstone Small Cap Value Fund.  As sub-advisor, DRZ makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, DRZ had approximately $6.7 billion in assets under management.

Longfellow Investment Management Co. (“Longfellow”), a SEC-registered investment adviser located at 20 Winthrop Square, Boston, MA 02110, serves as sub-advisor to the Touchstone Short Duration Fixed Income Fund.  As sub-advisor, Longfellow makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, Longfellow had approximately $5.3 billion in assets under management.

Sands Capital Management, LLC (“Sands Capital”), a SEC-registered investment advisor located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as sub-advisor to the Touchstone Sands Capital Select Growth Fund.  As sub-advisor, Sands Capital makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, Sands Capital had approximately $27 billion in assets under management.

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Fort Washington Investment Advisors, Inc. (“Fort Washington”), a SEC-registered investment advisor located at 303 Broadway, Suite 1200, Cincinnati, OH 45202, serves as sub-advisor to the Touchstone Ultra Short Duration Fixed Income Fund.  As sub-advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, Fort Washington had approximately $44.7 billion in assets under management.

Miller/Howard Investments Inc. (“Miller/Howard”), a SEC-registered investment advisor located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund.  As sub-advisor, Miller/Howard makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, Miller/Howard had approximately $4.26 billion in assets under management.

Miller/Howard’s Socially Responsible Investing Guidelines

Socially Responsible Investing (“SRI”) is a commonly-used phrase which involves the integration of environmental, social, and corporate governance (“ESG”) criteria with financial standards when making investment decisions.  Miller/Howard believes, as do many others, that this integrated approach provides a framework for achieving better long-term investment returns while building sustainable global economies and markets.

Many industry professionals hold that all companies, through their business activities, can be analyzed with ESG criteria, resulting in a profile that can be compared to others with regard to their corporate citizenship.  Miller/Howard’s social research involves a comprehensive process that uses exclusion and inclusion screens, case-by-case analysis, and assertion of basic principles of fairness and environmental stewardship.  A company must pass Miller/Howard’s social evaluation in order to be eligible for investment.  Miller/Howard views this extra layer of due diligence as a risk control measure.

The main factors considered for each potential investment are governance and ethics; environmental record; workplace issues; human rights, especially regarding international operations; products and services and their contribution to revenues.  Miller/Howard does not invest in companies that produce alcohol, tobacco, gambling equipment or firearms.  Companies whose sales of such products are ancillary such as restaurants, hotels, convenience stores or other similar entities are not automatically excluded.  Miller/Howard also does not invest in companies involved in nuclear power production or companies that have a history of environmental negligence or a pattern of violations of environmental regulations.

A company must meet Miller/Howard’s basic social criteria to be eligible for investment; however, the final investment decision takes into consideration the financial and social profile of each candidate.

Portfolio Managers

The Touchstone Mid Cap Fund is managed by Stephen Goddard, Jonathan Moody, J. Brian Campbell and Mark E. DeVaul.  The Touchstone Premium Yield Equity Fund is managed by Lowell G. Miller, John E. Leslie III, Bryan J. Spratt and Roger G. Young.  The Touchstone Sands Capital Select Growth Fund is managed by Frank Sands, Jr.  The Touchstone Small Cap Value Fund is managed by a team led by Gregory T. Ramsby.  The Touchstone Short Duration Fixed Income Fund is managed by Barbara J. McKenna, David W. Seeley and John E. Villela.  The Touchstone Ultra Short Duration Fixed Income Fund is managed by Scott D. Weston and Brent A. Miller.  The background of each portfolio manager is set forth below.  Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds may be found in the SAI.

London Company of Virginia d/b/a The London Company

Stephen Goddard, CFA, President, CIO and Lead Portfolio Manager, founded The London Company in 1994.  Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter.  He has over 24 years of investment experience.

Jonathan Moody, CFA, Principal and Portfolio Manager, joined The London Company in 2002.  Previously, he founded

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Primary Research Group.  He has over 20 years of investment experience.

J. Brian Campbell, CFA and Portfolio Manager, joined The London Company in 2010.  Previously he spent six years as Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management.  He has over 10 years of investment experience.

Mark E. DeVaul, CFA, CPA and Portfolio Manager, joined The London Company in 2011.  Previously, he spent eight years as an Equity Research Analyst at Nuveen Investments.  He has over 15 years of investment experience.

DePrince, Race & Zollo, Inc.

Gregory T. Ramsby, Partner and Portfolio Manager, joined DRZ in 1996.  Prior to joining DRZ, Mr. Ramsby was employed at First Union Capital Management as an equity analyst and Associate Portfolio Manager.  Prior to that, he was an equity analyst at Nations Bank Investment Management.  Mr. Ramsby received his Bachelor of Science in Finance from Oglethorpe University and Masters of Business Administration from the University of Notre Dame.

Miller/Howard Investments Inc.

Lowell G. Miller is Founder, President, Chief Investment Officer and Director of Research for Miller/Howard Investments, which was founded in 1984.  He has investment experience dating back to 1977.

John E. Leslie III, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004.  Prior to joining Miller/Howard Investments, Jack was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (Division of M&T Bank) and Dewey Square Investors (Division of UAM).  He has investment experience dating back to 1984.

Bryan J. Spratt, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004.  Prior to joining Miller/Howard Investments, from 2001 through 2004, Bryan was responsible for the utilities and telecom sectors for the Value Team at Banc One Investment Advisors and the One Group Funds.  He has investment experience dating back to 1990.

Roger G. Young, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2008.  Prior to joining Miller/Howard Investments, Roger was a portfolio manager for the Kenneth King Foundation from 2003 to 2007 and was President of Young Asset Adviser, Inc. from 2007 to 2008.  He has been a portfolio manager of the Fund since February, 2009.  He has investment experience dating back to 1971.

Sands Capital Management, LLC

Frank M. Sands, Jr., CFA, Chief Investment Officer and Chief Executive Officer, joined Sands Capital Management in June 2000.  Prior to 2008, Mr. Sands, Jr. was President, Director of Research and Sr. Portfolio Manager.  He has investment experience dating back to 1994.

Longfellow Investment Management Co.

Barbara J. McKenna, CFA, Principal and Portfolio Manager, has over 20 years of fixed income investment experience.  Prior to joining Longfellow, from 2001 to 2005, Ms. McKenna was a director and senior portfolio manager at State Street Research, responsible for managing $14 billion of institutional fixed-income accounts.  As director of corporate bond strategy, she was responsible for directing and leading the implementation of corporate bond strategy across all mandates.

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David W. Seeley, CFA, Principal and Portfolio Manager, is one of Longfellow’s founders and has over 25 years of investment experience.  Longfellow was founded in 1986.

John E. Villela, CFA, Principal, Portfolio Manager and Senior Analyst, has over 15 years of investment industry experience.  Prior to joining Longfellow in 2005, Mr. Villela was a portfolio analyst at State Street Research & Management Company from 2003 to 2005, where he focused on credit assets and short/intermediate duration accounts.  From 1999 to 2003, Mr. Villela was a trader at Standish Mellon Asset Management, specializing in credit, asset backed securities, and government and fixed-income derivatives.  He also formerly worked at Lehman Brothers and HSBC Securities, Inc.

Fort Washington Investment Advisors, Inc.

Scott D. Weston, Vice President and Senior Portfolio Manager, joined Fort Washington in September 1999.  He is also Fort Washington’s lead sector specialist in mortgage-backed and asset-backed securities.  Mr. Weston is a graduate of the University of Utah with a BS in Finance and the University of Cincinnati with an MBA in Finance.  He has investment experience dating back to 1992.

Brent A. Miller, CFA, Portfolio Manager, joined Fort Washington in June 2001.  He became a portfolio manager in 2008 and was an assistant portfolio manager prior to 2008.  Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics.  He has investment experience dating back to 1999.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares

The offering price of Class A shares of each Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a 12b-1 distribution fee.

Class A Sales Charge-Equity Funds.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds.  The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Class A Sales Charge-Fixed Income Funds (except the Touchstone Ultra Short Duration Fixed Income Fund).  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Fixed Income Funds.  The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

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Class A Sales Charge for Touchstone Ultra Short Duration Fixed Income Fund.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Ultra Short Duration Fixed Income Fund.  The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	2.00%	2.04%
$50,000 but less than $100,000	1.50%	1.52%
$100,000 but less than $250,000	1.00%	1.01%
$250,000 but less than $500,000	0.50%	0.50%
$500,000 but less than $1 million	0.00%	0.00%

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund.  If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of up to 1% on the shares redeemed, if a commission was paid by Touchstone Securities to a participating unaffiliated broker-dealer.  There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule. In addition, there is no front-end sales charge on the following purchases:

·         Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone Securities.

·         Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.

·         Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

·         Purchases through authorized processing organizations described in this prospectus.

·         Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets.

·         Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

·         Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program without the imposition of a sales charge.  The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone Securities by marking the appropriate section on

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the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge.  You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

·         an individual, an individual’s spouse, an individual’s children under the age of 21; or

·         a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

·         employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

·         an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

·         Individual accounts

·         Joint tenant with rights of survivorship accounts

·         Uniform gift to minor accounts (“UGTMA”)

·         Trust accounts

·         Estate accounts

·         Guardian/Conservator accounts

·         IRA accounts, including Traditional, Roth, SEP and SIMPLE

·         Coverdell Education Savings Accounts

Rights of Accumulation Program.  Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Letter of Intent.  If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint.  You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined.  Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class C shares are subject to a 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

Class Y Shares

Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class Y shares are not subject to a 12b-1 fee or CDSC.

Institutional Class Shares

Institutional Class shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Institutional Class shares are not subject to a 12b-1 fee or CDSC.

Class Z Shares

Class Z shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Class Z shares are not subject to a 12b-1 fee or CDSC.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

12b-1 Distribution Plans.  Each Fund offering Class A shares and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  The Touchstone Ultra Short Duration Fixed Income Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of this prospectus.  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time

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may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries.  Touchstone Securities, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a continual basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative, sub-accounting, sub-transfer agency and/or shareholder servicing activities.  These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary.  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.  Although the Funds may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Funds and Touchstone Advisors will not consider the sale of a Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

Shareholder Servicing Plan.  The Trust has adopted a shareholder services plan with respect to the Class Z shares of the Touchstone Mid Cap Fund, the Touchstone Sands Capital Select Growth Fund, the Touchstone Short Duration Fixed Income Fund, and the Touchstone Ultra Short Duration Fixed Income Fund, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial institutions to act as shareholder servicing agents for their customers.  Under this plan, the Trust (or the Trust’s agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent.  For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class Z shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations (“Service Providers”) who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment.

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INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial advisor.

Class Z shares are available through a financial intermediary or financial institutions such as retirement plans, fee based platforms, and brokerage accounts (who may impose transaction charges in addition to those described in this prospectus).  Class Z shares are not available directly from Touchstone Securities and may not be available through certain financial intermediaries who do not have appropriate agreements in place with Touchstone Securities.

Class Y shares are available through certain financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.

For Institutional Class shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial institution.

In order to open an account you must complete an investment application.  You can obtain an investment application from Touchstone Securities, your financial advisor, your financial institution, or by visiting our website at www.TouchstoneInvestments.com.  For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds that it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.)  Touchstone may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you:  When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

·        Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do

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not accept third party checks for initial investments.

·        Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

·        Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

·        You may also open an account through your financial advisor.

By Wire

·                  You may open an account by purchasing shares by wire transfer.  Call Touchstone Investments at 1.800.543.0407 for wire instructions.

·                  Touchstone will not process wire purchases until it receives a completed investment application.

·                  There is no charge to make a wire purchase.  Your bank, financial institution or processing organization may charge a fee to send a wire purchase to Touchstone Securities.

Through your financial institution

·     You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone Securities.

·     Your financial institution will act as the shareholder of record of your shares.

·     Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

·     Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.

·     Your financial institution may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.

·     Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this prospectus.

By exchange

All share classes of the Touchstone Ultra Short Duration Fixed Income Fund are prohibited from exchanging into any other Touchstone Fund.  Other Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

·        Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

·        Class C shares may be exchanged into Class C shares of any other Touchstone Fund and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

·        Class Z shares may be exchanged into any other existing Class Z shares of a Touchstone Fund at NAV or any Touchstone Fund’s Class A shares at NAV. Class Z shares may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund - Institutional Class shares.

·        Class Y shares and Institutional Class shares of the Fund are exchangeable for Class Y shares and Institutional Class shares of any other Touchstone Fund, respectively, as long as investment minimums and proper selling agreement requirements are met.

·        You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

·        Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

·        If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

·        If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to

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your current holding period of Class A shares in calculating the CDSC.

·        You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

·           You may realize taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Tax Information” for more information and the tax consequences of such an exchange.

Through retirement plans

You may invest in certain Funds through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

·        Traditional Individual Retirement Accounts (“IRAs”)

·        Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

·        Spousal IRAs

·        Roth Individual Retirement Accounts (“Roth IRAs”)

·        Coverdell Education Savings Accounts (“Education IRAs”)

·        Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

·        Defined benefit plans

·        Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

·        457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through a processing organization

You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this prospectus.  You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone.  The Authorized Processing Organization may:

· Charge a fee for its services

· Act as the shareholder of record of the shares

· Set different minimum initial and additional investment requirements

· Impose other charges and restrictions

· Designate intermediaries to accept purchase and sales orders on the Funds’ behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.  These orders will be priced based on the Fund’s NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.

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It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. ET, are processed at that day’s public offering price.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day.  It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

·        Complete the investment form provided with a recent account statement.

·        Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

·        Write your account number on the check.

·        Either: (1) Mail the check with the investment form to Touchstone Securities; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement.  Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone Securities.

·        If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

·        Contact Touchstone Securities, your financial advisor or your financial institution for further instructions.

·        Contact your bank and ask it to wire federal funds to Touchstone Securities.  Specify your name and account number when remitting the funds.

·        Your bank may charge a fee for handling wire transfers.

·        Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

·        You may add to your account by exchanging shares from another Touchstone Fund.

·        For information about how to exchange shares among the Touchstone Funds, see “Investing in the Funds - By exchange” in this prospectus.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below.  Touchstone Securities does not

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charge any fees for these services.  For further details about these services, call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account.  You will need to complete the appropriate section in the investment application or special account options to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment.  Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application.  You may also choose to have your dividends or capital gains paid to you in cash.  Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV.  If your request is received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day’s NAV for the shares you sell.  Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone Securities - By telephone

·        You can sell or exchange your shares over the telephone, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.  You may only sell shares over the telephone if the amount is less than $100,000.

·        To sell your Fund shares by telephone, call Touchstone Securities at 1.800.543.0407.

·        Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

·        If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day.  Otherwise it will occur on the next business day.

·        Interruptions in telephone service could prevent you from selling your shares by telephone when you want to.  When you have difficulty making telephone sales, you should mail to Touchstone Securities (or send by overnight delivery), a written request for the sale of your shares.

·        In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

·         Requiring personal identification

·         Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records

·         Mailing checks only to the account address shown on Touchstone Securities’ records

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·         Directing wires only to the bank account shown on Touchstone Securities’ records

·         Providing written confirmation for transactions requested by telephone

·         Digitally recording instructions received by telephone

Through Touchstone Securities - By mail

·        Write to Touchstone Securities.

·        Indicate the number of shares or dollar amount to be sold.

·        Include your name and account number.

·        Sign your request exactly as your name appears on your investment application.

·        You may be required to have your signature guaranteed (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities - By wire

·        Complete the appropriate information on the investment application.

·        You may be charged a fee by the Fund or Fund’s Authorized Processing Organization for wiring redemption proceeds.  You may also be charged a fee by your bank.

·        Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

·        Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction.  Contact Touchstone Securities for more information.

Through Touchstone Securities - Through a systematic withdrawal plan

·        You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

·        Withdrawals can be made monthly, quarterly, semiannually or annually.

·        There is no fee for this service.

·        There is no minimum account balance required for retirement plans.

Through your financial advisor, financial institution or Authorized Processing Organization

·        You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

·        Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

·        Your financial institution may charge you a fee for selling your shares.

·        Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more in Class A shares at NAV and a commission was paid by Touchstone Securities to a participating unaffiliated dealer, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase.  If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

·        The redemption is due to the death or post-purchase disability of a shareholder

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·        The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

·        The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

·        The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

·        The redemption is made first from amounts not subject to a CDSC; then

·        From the earliest purchase payment(s) that remain invested in the Fund.

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone Securities to a participating unaffiliated broker-dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

·        Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

·        Proceeds are being sent to an address other than the address of record

·        Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account

·        Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

·        Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders.  The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

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Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed.  If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone Securities directly)

Each Fund that you invest in will send one copy of its prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Securities at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Authorized Processing Organizations or Financial Institutions.  Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone Securities directly).  We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you believe you may need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Class A and Class C Shares Only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities.  If the redemption proceeds were from the sale of your Class A shares and the sales load incurred on the initial purchase is equal to or exceeds the sales load of your reinvestment, you can reinvest into Class A shares of any Touchstone Fund at NAV.  If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference. Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request.  If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

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Low Account Balances (Only applicable for shares held through Touchstone Securities directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”).  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment.  It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

·        When the NYSE is closed on days other than customary weekends and holidays

·        When trading on the NYSE is restricted

·        During any other time when the SEC, by order, permits.

Redemption in Kind.  Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.  Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax.  Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

Pricing of Fund Shares

Each Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open.  Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.  Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone Securities, an Authorized Processing Organization or financial institution.

The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction).  The Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

·        All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

·        Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Any foreign securities held by a Fund will be priced as follows:

·        All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

·        Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

·        Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees.  Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Funds may use fair value pricing under the following circumstances, among others:

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·        If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

·        If a security, such as a small cap or micro-cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

·      If the exchange on which a portfolio security is principally traded closes early or if trading in a particular               portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  The Touchstone Premium Yield Equity Fund distributes its income, if any, monthly to shareholders.  The Touchstone Ultra Short Duration Fixed Income Fund and Touchstone Short Duration Fixed Income Fund declare investment income, if any, daily and distribute it monthly to shareholders.  The Touchstone Mid Cap Fund distributes its income, if any, annually as a dividend to shareholders.  The Touchstone Sands Capital Select Growth Fund and Touchstone Small Cap Value Fund distribute their income, if any, quarterly to shareholders.

Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash.  To elect cash payments, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact that institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Tax Information

The tax information in this prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”).  As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code.  If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to taxation on a graduated basis with a maximum tax rate of 35%; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the 15% non-corporate shareholder long-term capital gain rate for taxable years beginning prior to January 1, 2013; and after January 1, 2013, the long-term capital gain rate is 20% for individuals with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% for individuals with taxable income of less than the threshold amounts.

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Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets).  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets).  After January 1, 2013, the long-term capital gain rate is 20% for individuals with taxable income in excess of $400,000 ($450,000 if married and filing jointly), 15% for individuals with taxable income of less than the threshold amounts, and 0% for individuals in lower tax brackets.  Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.  For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.  After January 1, 2013, the long-term capital gain rate is 20% for individuals with taxable income in excess of $400,000 ($450,000 if married and filing jointly), 15% for individuals with taxable income of less than the threshold amounts, and 0% for individuals in lower tax brackets.

Sale or Exchange of Shares.  It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Medicare Contribution Tax.  Under current law, beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains.  If applicable, the tax will be imposed on the lesser of the individual’s (i) net investment income or (ii) excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding.  A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The current backup withholding rate is 28%.

State and Local Income Taxes. This prospectus does not discuss the state and local tax consequences of an investment in a Fund.  You are urged and advised to consult your own tax advisor concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund.  This prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.

59

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in the Funds’ SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

60

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years, or if shorter, the period of each Fund’s operation.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.  The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm.  The report of Ernst & Young LLP, along with each Fund’s financial statements and related notes, are included in the Funds’ annual report.  You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/.

61

Touchstone Mid Cap Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Net asset value at beginning of period	$13.16	$12.67	$11.20	$13.07	$17.86
Income (loss) from investment operations:
Net investment income (loss)	0.10	(A)	(0.02)	0.29	0.04	(0.02)
Net realized and unrealized gains (losses) on investments	3.31	0.51	1.24	(1.85)	(4.60)
Total from investment operations	3.41	0.49	1.53	(1.81)	(4.62)
Distributions from:
Net investment income	(0.02)	—	(0.06)	(0.03)	—
Realized capital gains	—	—	—	(0.03)	(0.17)
Total distributions	(0.02)	—	(0.06)	(0.06)	(0.17)
Net asset value at end of period	$16.55	$13.16	$12.67	$11.20	$13.07
Total return (B)	25.95%	3.87%	13.72%	(13.81)%	(26.11)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$905	$698	$685	$453	$159
Ratio to average net assets:
Net expenses	1.21%	1.21%	1.21%	1.15%	1.15%
Gross expenses	3.50%	3.05%	2.84%	3.84%	4.09%
Net investment income (loss)	0.66%	(0.02)%	0.34%	0.39%	(0.16)%
Portfolio turnover rate	152%	97%	132%	187%	157%

Touchstone Mid Cap Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Net asset value at beginning of period	$12.96		$12.58	$11.19	$13.12	$17.84
Income (loss) from investment operations:
Net investment loss	(0.01	)(A)(C)	(0.07)	(0.04)	(0.03)	(0.15)
Net realized and unrealized gains (losses) on investments	3.26		0.45	1.43	(1.87)	(4.40)
Total from investment operations	3.25		0.38	1.39	(1.90)	(4.55)
Distributions from:
Realized capital gains	—		—	—	(0.03)	(0.17)
Net asset value at end of period	$16.21		$12.96	$12.58	$11.19	$13.12
Total return (B)	25.08%		3.02%	12.42%	(14.47)%	(25.74)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$962		$476	$249	$169	$30
Ratio to average net assets:
Net expenses	1.96%		1.96%	1.94%	1.90%	1.90%
Gross expenses	4.62%		4.95%	4.57%	6.99%	31.40%
Net investment loss	(0.09	)%(C)	(0.80)%	(0.40)%	(0.38)%	(0.91)%
Portfolio turnover rate	152%		97%	132%	187%	157%

(A) Per share amounts for the year or period are calculated based on average outstanding shares.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C) Amount rounds to less than $0.005 per share or 0.005%.

62

Touchstone Mid Cap Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Net asset value at beginning of period	$13.17	$12.68	$11.25	$13.14	$17.91
Income (loss) from investment operations:
Net investment income	0.15	(A)	0.05	0.08	0.07	0.01
Net realized and unrealized gains (losses) on investments	3.31	0.47	1.44	(1.88)	(4.61)
Total from investment operations	3.46	0.52	1.52	(1.81)	(4.60)
Distributions from:
Net investment income	(0.03)	(0.03)	(0.09)	(0.05)	—
Realized capital gains	—	—	—	(0.03)	(0.17)
Total distributions	(0.03)	(0.03)	(0.09)	(0.08)	(0.17)
Net asset value at end of period	$16.60	$13.17	$12.68	$11.25	$13.14
Total return	26.29%	4.10%	13.58%	(13.68)%	(25.92)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$47,419	$77,785	$123,493	$168,313	$422,356
Ratio to average net assets:
Net expenses	0.92%	0.96%	0.94%	0.90%	0.90%
Gross expenses	1.08%	1.06%	1.07%	1.05%	1.03%
Net investment income	0.95%	0.26%	0.71%	0.61%	0.09%
Portfolio turnover rate	152%	97%	132%	187%	157%

Touchstone Mid Cap Fund — Class Z

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Net asset value at beginning of period	$13.08	$12.59	$11.18	$13.05	$17.85
Income (loss) from investment operations:
Net investment income (loss)	0.10	(A)	—	(B)	0.02	0.03	(0.08)
Net realized and unrealized gains (losses) on investments	3.28	0.49	1.45	(1.84)	(4.55)
Total from investment operations	3.38	0.49	1.47	(1.81)	(4.63)
Distributions from:
Net investment income	(0.01)	—	(0.06)	(0.03)	—
Realized capital gains	—	—	—	(0.03)	(0.17)
Total distributions	(0.01)	—	(0.06)	(0.06)	(0.17)
Net asset value at end of period	$16.45	$13.08	$12.59	$11.18	$13.05
Total return	25.89%	3.89%	13.20%	(13.83)%	(26.18)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$267	$934	$652	$1,814	$3,267
Ratio to average net assets:
Net expenses	1.21%	1.21%	1.19%	1.15%	1.15%
Gross expenses	3.67%	3.68%	2.14%	2.22%	1.48%
Net investment income (loss)	0.66%	(0.09)%	0.45%	0.39%	(0.27)%
Portfolio turnover rate	152%	97%	132%	187%	157%

(A) Per share amounts for the year or period are calculated based on average outstanding shares.

(B) Amount rounds to less than $0.005 per share.

63

Touchstone Mid Cap Fund — Institutional

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended September 30, 2012(A)
Net asset value at beginning of period	$15.36
Income from investment operations:
Net investment income	0.10	(B)
Net realized and unrealized gains on investments	1.15
Total from investment operations	1.25
Net asset value at end of period	$16.61
Total return	8.14	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$12,231
Ratio to average net assets:
Net expenses	0.89	%(D)
Gross expenses	1.38	%(D)
Net investment income	0.98	%(D)
Portfolio turnover rate	152%

(A) Represents the period from commencement of operations (January 27, 2012) through September 30, 2012.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Not annualized.

(D) Annualized.

64

Touchstone Premium Yield Equity Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Period Ended September 30, 2008(A)
Net asset value at beginning of period	$6.76	$6.48	$5.93	$7.56	$10.00
Income (loss) from investment operations:
Net investment income	0.24	0.21	0.21	0.22	0.33
Net realized and unrealized gains (losses) on investments	1.36	0.28	0.54	(1.64)	(2.44)
Total from investment operations	1.60	0.49	0.75	(1.42)	(2.11)
Distributions from:
Net investment income	(0.24)	(0.21)	(0.20)	(0.21)	(0.32)
Return of capital	(0.01)	—	—	—	—
Realized capital gains	—	—	—	—	(0.01)
Total distributions	(0.25)	(0.21)	(0.20)	(0.21)	(0.33)
Net asset value at end of period	$8.11	$6.76	$6.48	$5.93	$7.56
Total return(B)	23.98%	7.43%	12.82%	(18.40)%	(21.48	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$68,780	$28,739	$22,441	$19,879	$19,411
Ratio to average net assets:
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20	%(D)
Gross expenses	1.30%	1.35%	1.40%	1.55%	1.53	%(D)
Net investment income	3.26%	3.02%	3.30%	3.97%	4.68	%(D)
Portfolio turnover rate	16%	54%	29%	30%	181	%(C)

Touchstone Premium Yield Equity Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Period Ended September 30, 2008(A)
Net asset value at beginning of period	$6.76	$6.49	$5.93	$7.56	$10.00
Income (loss) from investment operations:
Net investment income	0.18	0.16	0.16	0.10	0.29
Net realized and unrealized gains (losses) on investments	1.35	0.27	0.55	(1.55)	(2.45)
Total from investment operations	1.53	0.43	0.71	(1.45)	(2.16)
Distributions from:
Net investment income	(0.18)	(0.16)	(0.15)	(0.18)	(0.27)
Return of capital	(0.01)	—	—	—	—
Realized capital gains	—	—	—	—	(0.01)
Total distributions	(0.19)	(0.16)	(0.15)	(0.18)	(0.28)
Net asset value at end of period	$8.10	$6.76	$6.49	$5.93	$7.56
Total return(B)	23.93%	6.60%	12.11%	(18.96)%	(21.95	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$15,680	$7,499	$6,870	$3,319	$567
Ratio to average net assets:
Net expenses	1.95%	1.95%	1.95%	1.95%	1.94	%(D)
Gross expenses	2.14%	2.28%	2.23%	3.08%	5.31	%(D)
Net investment income	2.51%	2.27%	2.60%	2.80%	3.93	%(D)
Portfolio turnover rate	16%	54%	29%	30%	181	%(C)

(A) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C) Not annualized.

(D) Annualized.

65

Touchstone Premium Yield Equity Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Period Ended September 30, 2008(A)
Net asset value at beginning of period	$6.75	$6.47	$5.92	$7.55	$8.30
Income (loss) from investment operations:
Net investment income	0.27	0.20	0.22	0.22	0.04
Net realized and unrealized gains (losses) on investments	1.35	0.30	0.54	(1.62)	(0.73)
Total from investment operations	1.62	0.50	0.76	(1.40)	(0.69)
Distributions from:
Net investment income	(0.26)	(0.22)	(0.21)	(0.23)	(0.05)
Return of capital	(0.01)	—	—	—	—
Realized capital gains	—	—	—	—	(0.01)
Total distributions	(0.27)	(0.22)	(0.21)	(0.23)	(0.06)
Net asset value at end of period	$8.10	$6.75	$6.47	$5.92	$7.55
Total return	24.31%	7.67%	13.14%	(18.22)%	(8.37	)%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$33,185	$3,980	$11,540	$551	$2
Ratio to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.90	%(C)
Gross expenses	1.18%	1.25%	1.53%	13.70%	453.70	%(C)
Net investment income	3.51%	3.16%	3.77%	2.97%	3.16	%(C)
Portfolio turnover rate	16%	54%	29%	30%	181	%(B)

(A) Represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

(B) Not annualized.

(C) Annualized.

66

Touchstone Sands Capital Select Growth Fund — Class A

Per Share Data for a Share Outstanding

	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$9.39		$9.39
Income (loss) from investment operations:
Net investment loss	(0.09	)(B)	(0.03)
Net realized and unrealized gains on investments	3.35		0.03
Total from investment operations	3.26		—
Net asset value at end of period	$12.65		$9.39
Total return(C)	34.72%		—	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$186,384		$21,211
Ratio to average net assets:
Net expenses	1.37%		1.45	%(E)
Gross expenses	1.47%		1.64	%(E)
Net investment loss	(0.74)%		(0.94	)%(E)
Portfolio turnover rate	19%		19	%(D)

Touchstone Sands Capital Select Growth Fund — Class C

Per Share Data for a Share Outstanding

	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$9.33		$9.39
Income (loss) from investment operations:
Net investment loss	(0.17	)(B)	(0.06)
Net realized and unrealized gains on investments	3.31		—	(F)
Total from investment operations	3.14		(0.06)
Net asset value at end of period	$12.47		$9.33
Total return(C)	33.66%		(0.64	)%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$88,931		$8,660
Ratio to average net assets:
Net expenses	2.12%		2.20	%(E)
Gross expenses	2.22%		2.56	%(E)
Net investment loss	(1.49)%		(1.69	)%(E)
Portfolio turnover rate	19%		19	%(D)

(A) Represents the period from commencement of operations (November 15, 2010) through September 30, 2011.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(D) Not annualized.

(E) Annualized.

(F) Amount rounds to less than $0.005 per share.

67

Touchstone Sands Capital Select Growth Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Net asset value at beginning of period	$9.56		$8.83	$7.34	$6.86	$9.15
Income (loss) from investment operations:
Net investment loss	(0.06	)(A)	(0.14)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gains (losses) on investments	3.40		0.87	1.56	0.51	(2.23)
Total from investment operations	3.34		0.73	1.49	0.48	(2.29)
Net asset value at end of period	$12.90		$9.56	$8.83	$7.34	$6.86
Total return	34.94%		8.14%	20.44%	7.00%	(25.03)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,215,124		$392,464	$120,333	$82,918	$130,920
Ratio to average net assets:
Net expenses	1.11%		1.20%	1.22%	0.98%	1.16%
Gross expenses	1.18%		1.23%	1.28%	1.05%	1.19%
Net investment loss	(0.49)%		(0.68)%	(0.52)%	(0.48)%	(0.59)%
Portfolio turnover rate	19%		19%	27%	50%	39%

Touchstone Sands Capital Select Growth Fund — Class Z

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Net asset value at beginning of period	$9.39		$8.70	$7.24	$6.79	$9.08
Income (loss) from investment operations:
Net investment loss	(0.08	)(A)	(0.07)	(0.04)	(0.04)	(0.06)
Net realized and unrealized gains (losses) on investments	3.34		0.76	1.50	0.49	(2.23)
Total from investment operations	3.26		0.69	1.46	0.45	(2.29)
Net asset value at end of period	$12.65		$9.39	$8.70	$7.24	$6.79
Total return	34.72%		7.93%	20.17%	6.63%	(25.22)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,836,957		$911,849	$540,329	$333,200	$363,955
Ratio to average net assets:
Net expenses	1.32%		1.42%	1.47%	1.23%	1.41%
Gross expenses	1.39%		1.52%	1.53%	1.32%	1.43%
Net investment loss	(0.70)%		(0.93)%	(0.79)%	(0.74)%	(0.85)%
Portfolio turnover rate	19%		19%	27%	50%	39%

(A) Per share amounts for the year or period are calculated based on average outstanding shares.

68

Touchstone Short Duration Fixed Income Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(A)
Net asset value at beginning of period	$9.81	$9.97	$9.95	$9.79
Income (loss) from investment operations:
Net investment income	0.18	(B)	0.23	0.32	0.13
Net realized and unrealized gains (losses) on investments	0.06	(0.10)	0.03	0.16
Total from investment operations	0.24	0.13	0.35	0.29
Distributions from:
Net investment income	(0.23)	(0.29)	(0.33)	(0.13)
Net asset value at end of period	$9.82	$9.81	$9.97	$9.95
Total return	2.49%	1.37%	3.61%	3.02	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$54,904	$1,164	$767	$592
Ratio to average net assets:
Net expenses	0.49%	0.49%	0.49%	0.48	%(D)
Gross expenses	0.70%	1.43%	3.98%	1.49	%(D)
Net investment income	1.84%	2.31%	3.22%	3.03	%(D)
Portfolio turnover rate	42%	48%	45%	79%

Touchstone Short Duration Fixed Income Fund — Class Z

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Net asset value at beginning of period	$9.81	$9.96	$9.94	$9.59	$9.81
Income (loss) from investment operations:
Net investment income	0.16	(B)	0.21	0.29	0.32	0.45
Net realized and unrealized gains (losses) on investments	0.07	(0.09)	0.04	0.35	(0.22)
Total from investment operations	0.23	0.12	0.33	0.67	0.23
Distributions from:
Net investment income	(0.21)	(0.27)	(0.31)	(0.32)	(0.45)
Net asset value at end of period	$9.83	$9.81	$9.96	$9.94	$9.59
Total return	2.34%	1.22%	3.36%	7.13%	2.36%
Ratios and supplemental data:
Net assets at end of period (000’s)	$37,312	$40,111	$43,411	$43,749	$46,989
Ratio to average net assets:
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Gross expenses	0.94%	0.96%	1.04%	0.96%	0.94%
Net investment income	1.60%	2.12%	2.94%	3.24%	4.60%
Portfolio turnover rate	42%	48%	45%	79%	25%

(A) Represents the period from commencement of operations (May 4, 2009) through September 30, 2009.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Not annualized.

(D) Annualized.

69

Touchstone Small Cap Value Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Period Ended September 30, 2011(A)(B)
Net asset value at beginning of period	$13.85	$17.36
Income (loss) from investment operations:
Net investment income	0.21	(C)	0.22
Net realized and unrealized gains (losses) on investments	4.60	(3.57)
Total from investment operations	4.81	(3.35)
Distributions from:
Net investment income	(0.33)	(0.16)
Net asset value at end of period	$18.33	$13.85
Total return(D)	34.87%	(19.37	)%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$32,115	$37,385
Ratio to average net assets:
Net expenses	1.43%	1.43	%(F)
Gross expenses	1.77%	1.72	%(F)
Net investment income	1.26%	1.97	%(F)
Portfolio turnover rate	109%	206	%(E)

Touchstone Small Cap Value Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Period Ended September 30, 2011(A)
Net asset value at beginning of period	$13.82	$17.36
Income (loss) from investment operations:
Net investment income	0.09	(C)	0.09
Net realized and unrealized gains (losses) on investments	4.58	(3.50)
Total from investment operations	4.67	(3.41)
Distributions from:
Net investment income	(0.26)	(0.13)
Net asset value at end of period	$18.23	$13.82
Total return(D)	33.95%	(19.77	)%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$104	$2
Ratio to average net assets:
Net expenses	2.18%	2.18	%(F)
Gross expenses	28.35%	342.41	%(F)
Net investment income	0.51%	0.95	(F)
Portfolio turnover rate	109%	206	%(E)

(A) Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.

(B) Effective June 10, 2011, Class Z shares converted to Class A shares.

(C) Per share amounts for the year or period are calculated based on average outstanding shares.

(D) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(E) Not annualized.

(F) Annualized.

70

Touchstone Small Cap Value Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Period Ended September 30, 2011(A)
Net asset value at beginning of period	$13.89	$17.36
Income (loss) from investment operations:
Net investment income	0.26	(B)	0.71
Net realized and unrealized gains (losses) on investments	4.59	(4.00)
Total from investment operations	4.85	(3.29)
Distributions from:
Net investment income	(0.38)	(0.18)
Net asset value at end of period	$18.36	$13.89
Total return	35.19%	(19.10	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$222	$2
Ratio to average net assets:
Net expenses	1.18%	1.18	%(D)
Gross expenses	22.47%	70.29	%(D)
Net investment income	1.51%	2.05	%(D)
Portfolio turnover rate	109%	206	%(C)

Touchstone Small Cap Value Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2012	Period Ended September 30, 2011(A)
Net asset value at beginning of period	$13.86	$17.36
Income (loss) from investment operations:
Net investment income	0.29	(B)	0.20
Net realized and unrealized gains (losses) on investments	4.60	(3.51)
Total from investment operations	4.89	(3.31)
Distributions from:
Net investment income	(0.40)	(0.19)
Net asset value at end of period	$18.35	$13.86
Total return	35.56%	(19.23	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,160	$741
Ratio to average net assets:
Net expenses	1.03%	1.03	%(D)
Gross expenses	1.87%	3.59	%(D)
Net investment income	1.66%	2.12	(D)
Portfolio turnover rate	109%	206	%(C)

(A) Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Not annualized.

(D) Annualized.

71

Touchstone Ultra Short Duration Fixed Income Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended September 30, 2012(A)
Net asset value at beginning of period	$9.57
Income (loss) from investment operations:
Net investment income	0.09
Net realized and unrealized losses on investments	(0.01)
Total from investment operations	0.08
Distributions from:
Net investment income	(0.09)
Net asset value at end of period	$9.56
Total return(B)	0.85	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$34,228
Ratio to average net assets:
Net expenses	0.69	%(D)
Gross expenses	1.19	%(D)
Net investment income	1.40	%(D)
Portfolio turnover rate	169	%(E)

Touchstone Ultra Short Duration Fixed Income Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended September 30, 2012(A)
Net asset value at beginning of period	$9.57
Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized losses on investments	0.01
Total from investment operations	0.06
Distributions from:
Net investment income	(0.07)
Net asset value at end of period	$9.56
Total return(B)	0.62	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$11,517
Ratio to average net assets:
Net expenses	1.19	%(D)
Gross expenses	1.68	%(D)
Net investment income	1.90	%(D)
Portfolio turnover rate	169	%(E)

(A) Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C) Not annualized.

(D) Annualized.

(E) Portfolio turnover excludes the purchase and sales of the Acquired Funds, if these transactions were included, portfolio turnover would have been higher.

72

Touchstone Ultra Short Duration Fixed Income Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended September 30, 2012(A)
Net asset value at beginning of period	$9.57
Income (loss) from investment operations:
Net investment income	0.08
Net realized and unrealized gains on investments	0.01
Total from investment operations	0.09
Distributions from:
Net investment income	(0.10)
Total distributions	(0.10)
Net asset value at end of period	$9.56
Total return	0.97	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$190,515
Ratio to average net assets:
Net expenses	0.44	%(C)
Gross expenses	0.55	%(C)
Net investment income	1.65	%(C)
Portfolio turnover rate	169	%(D)

Touchstone Ultra Short Duration Fixed Income Fund — Class Z

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Net asset value at beginning of period	$9.58		$9.68	$9.66	$9.74	10.08
Income (loss) from investment operations:
Net investment income	0.14		0.15	0.18	0.32	0.47
Net realized and unrealized gains (losses) on investments	0.06		(0.04)	0.06	(0.07)	(0.34)
Total from investment operations	0.20		0.11	0.24	0.25	0.13
Distributions from:
Net investment income	(0.22)		(0.21)	(0.22)	(0.33)	(0.47)
Total distributions	(0.22)		(0.21)	(0.22)	(0.33)	(0.47)
Net asset value at end of period	$9.56		$9.58	$9.68	$9.66	$9.74
Total return	2.10%		1.12%	2.49%	2.60%	1.26%
Ratios and supplemental data:
Net assets at end of period (000’s)	$338,669		$346,131	$236,650	$108,552	$143,837
Ratio to average net assets:
Net expenses	0.64%		0.69%	0.69%	0.69%	0.69%
Gross expenses	0.73%		0.78%	0.81%	0.85%	0.82%
Net investment income	1.45%		1.39%	1.69%	3.41%	4.72%
Portfolio turnover rate	169	%(D)	144%	119%	15%	56%

(A) Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(B) Not annualized.

(C) Annualized.

(D) Portfolio turnover excludes the purchase and sales of the Acquired Funds, if these transactions were included, portfolio turnover would have been higher.

73

Touchstone Ultra Short Duration Fixed Income Fund — Institutional

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended September 30, 2012(A)
Net asset value at beginning of period	$9.57
Income (loss) from investment operations:
Net investment income	0.09
Total from investment operations	0.09
Distributions from:
Net investment income	(0.10)
Total distributions	(0.10)
Net asset value at end of period	$9.56
Total return	0.99	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$6,697
Ratio to average net assets:
Net expenses	0.39	%(C)
Gross expenses	1.23	%(C)
Net investment income	1.70	%(C)
Portfolio turnover rate	169	%(D)

(A) Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(B) Not annualized.

(C) Annualized.

(D) Portfolio turnover excludes the purchase and sales of the Acquired Funds, if these transactions were included, portfolio turnover would have been higher.

74

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

1.800.638.8194

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

75

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Go paperless, sign up today at:

www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is herein incorporated by reference, which means it is legally a part of this prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Funds’ Financial Reports provide additional information about the Funds’ investments.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

TSF-56-TFGT-1301

76

TOUCHSTONE FUNDS GROUP TRUST

Statement of Additional Information

January 30, 2013

	Class A	Class C	Class Y	Class Z	Institutional
Touchstone Mid Cap Fund	TMAPX	TMCJX	TMCPX	TMCTX	TMPIX
Touchstone Premium Yield Equity Fund	TPYAX	TPYCX	TPYYX
Touchstone Sands Capital Select Growth Fund	TSNAX	TSNCX	CFSIX	PTSGX
Touchstone Short Duration Fixed Income Fund			TSDYX	TSDGX
Touchstone Small Cap Value Fund	TVOAX	TVOCX	TVOYX		TVOIX
Touchstone Ultra Short Duration Fixed Income Fund	TSDAX	TSDCX	TSYYX	TSDOX	TSDIX
Touchstone Total Return Bond Fund	TCPAX	TCPCX	TCPYX		TCPNX
Touchstone Emerging Markets Equity Fund	TEMAX	TEFCX	TEMYX		TMEIX
Touchstone Global Equity Fund	TGEAX	TGECX	TGEYX		TGFIX
Touchstone Global Real Estate Fund	TGAAX	TGACX	TRFYX		TRFIX
Touchstone International Fixed Income Fund	TIFAX	TIFCX	TIFYX		TIFIX
Touchstone Large Cap Relative Value Fund	TRVAX	TRVCX	TRVYX		TRVIX
Touchstone Market Neutral Equity Fund	TSEAX	TSECX	TSEYX
Touchstone Mid Cap Value Fund	TCVAX	TMFCX	TCVYX		TCVIX
Touchstone Small Cap Core Fund	TSFAX	TSFCX	TSFYX		TSFIX
Touchstone Focused Equity Fund	TFEAX	TFECX	TFEYX		TFEIX
Touchstone Merger Arbitrage Fund	TMGAX	TMGCX	TMGYX		TMGLX

This Statement of Additional Information (the “SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and, together, the “Funds”).  It is intended to provide additional information regarding the activities and operations of the Touchstone® Funds Group Trust (the “Trust”) and should be read in conjunction with each Fund’s prospectus dated January 30, 2013, as may be amended.  The Funds’ audited financial statements for the fiscal year ended September 30, 2012, including the notes thereto and the report of Ernst & Young LLP thereon, which are  included in the Trust’s annual report to shareholders (“Annual Report”), are incorporated by reference into this SAI.  You may obtain a copy, without charge, of a Fund’s prospectus and the Trust’s Annual Report by writing to the Trust at P.O. Box 9878, Providence, RI 02940, by calling 1-800-543-0407, or by downloading a copy at www.TouchstoneInvestments.com.

TABLE OF CONTENTS

THE TRUST	3

PERMITTED INVESTMENTS AND RISK FACTORS	5

INVESTMENT LIMITATIONS	28

THE ADVISOR	33

THE ADMINISTRATOR	55

DISTRIBUTION AND SHAREHOLDER SERVICES	59

TRUSTEES AND OFFICERS OF THE TRUST	64

CHOOSING A CLASS OF SHARES	71

OTHER PURCHASE AND REDEMPTION INFORMATION	74

DETERMINATION OF NET ASSET VALUE	76

TAXES	76

PORTFOLIO TRANSACTIONS	86

DISCLOSURE OF PORTFOLIO HOLDINGS	90

VOTING	91

DESCRIPTION OF SHARES	92

SHAREHOLDER LIABILITY	92

LIMITATION OF TRUSTEES’ LIABILITY	92

CODE OF ETHICS	92

PROXY VOTING	93

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	93

CUSTODIAN	111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	111

LEGAL COUNSEL	111

FINANCIAL STATEMENTS	111

APPENDIX A — DESCRIPTION OF CORPORATE BOND RATINGS	A-1

APPENDIX B — PROXY VOTING POLICIES	B-1

THE TRUST

This SAI relates only to the Touchstone Ultra Short Duration Fixed Income Fund (“Ultra Short Duration Fixed Income Fund”), Touchstone Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”), Touchstone Sands Capital Select Growth Fund (“Sands Capital Select Growth Fund”) (formerly Constellation Sands Capital Select Growth Fund), Touchstone Mid Cap Fund (“Mid Cap Fund”), Touchstone Small Cap Value Fund (“Small Cap Value Fund”), Touchstone Premium Yield Equity Fund (“Premium Yield Equity Fund”), Touchstone Total Return Bond Fund (“Total Return Bond Fund”) (formerly Touchstone Core Plus Fixed Income Fund), Touchstone Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), Touchstone Global Equity Fund (“Global Equity Fund”), Touchstone Global Real Estate Fund (“Global Real Estate Fund”), Touchstone International Fixed Income Fund (“International Fixed Income Fund”), Touchstone Large Cap Relative Value Fund (“Large Cap Relative Value Fund”), Touchstone Market Neutral Equity Fund (“Market Neutral Equity Fund”) (formerly Touchstone Long/Short Equity Fund), Touchstone Mid Cap Value Fund (“Mid Cap Value Fund”), Touchstone Small Cap Core Fund (“Small Cap Core Fund”), Touchstone Focused Equity Fund (“Focused Equity Fund”), and Touchstone Merger Arbitrage Fund (“Merger Arbitrage Fund”).  Each Fund is a separate series of the Trust, an open-end management investment company established as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended on March 24, 2004, and November 20, 2006 (the “Declaration of Trust”), which consists of both diversified and non-diversified Funds. All Funds are diversified except for the Sands Capital Select Growth Fund, the Global Real Estate Fund, the Small Cap Core Fund, the International Fixed Income Fund, the Focused Equity Fund and the Merger Arbitrage Fund.  Prior to November 20, 2006, the name of the Trust was Constellation Funds.  Effective November 20, 2006, the Trust’s name changed to Touchstone Funds Group Trust.  The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the “shares”) and separate classes of funds.  Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

The Trust offers five separate classes of shares: Class A shares, Class C shares, Class Y shares, Class Z shares, and Institutional Class shares.  The shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders.  The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust’s Funds and Classes thereof that are currently offered are listed below:

Funds	Class A	Class C	Class Y	Class Z	Institutional Class
Touchstone Small Cap Value Fund	x	x	x		x
Touchstone Ultra Short Duration Fixed Income Fund	x	x	x	x	x
Touchstone Short Duration Fixed Income Fund			x	x
Touchstone Mid Cap Fund	x	x	x	x	x
Touchstone Sands Capital Select Growth Fund	x	x	x	x
Touchstone Premium Yield Equity Fund	x	x	x
Touchstone Total Return Bond Fund	x	x	x		x
Touchstone Emerging Markets Equity Fund	x	x	x		x
Touchstone Global Equity Fund	x	x	x		x
Touchstone Global Real Estate Fund	x	x	x		x
Touchstone International Fixed Income Fund	x	x	x		x
Touchstone Large Cap Relative Value Fund	x	x	x		x
Touchstone Market Neutral Equity Fund	x	x	x
Touchstone Mid Cap Value Fund	x	x	x		x
Touchstone Small Cap Core Fund	x	x	x		x

Funds	Class A	Class B	Class Y	Class Z	Institutional Class
Touchstone Focused Equity Fund	x	x	x		x
Touchstone Merger Arbitrage Fund	x	x	x		x

Effective as of the close of business on May 7, 2004, the Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Small Cap Value Fund acquired all of the assets and liabilities of the Turner Funds, which include Turner Core Value Fund, Turner Small Cap Value Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund and Turner Small Cap Value Opportunities Fund (each a “Constellation Turner Fund”), respectively.  Performance information relating to an aforementioned Fund presented prior to May 7, 2004 refers to the Fund’s performance as a predecessor Constellation Turner Fund.

Effective as of the close of business on July 30, 2004, the Sands Capital Select Growth Fund acquired all of the assets and liabilities of the Pitcairn Select Growth Fund.  Performance information relating to an aforementioned Fund presented prior to July 30, 2004 refers to the Fund’s performance as the Pitcairn Select Growth Fund.

Effective as of the close of business on April 14, 2005, the Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios’ Midcap Core Portfolio (the “predecessor CIP Midcap Core Portfolio”).  Performance information presented prior to April 15, 2005 refers to the Fund’s performance as the predecessor CIP Midcap Core Portfolio.

From the Mid Cap Fund’s inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of Constellation Institutional Portfolios.  Turner Investment Partners, Inc. (“TIP”) served as the Midcap Core Portfolio’s investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio’s investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund.  On November 20, 2006, the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund.  TIP remained as the sub-advisor after these changes.  On February 2, 2009, the Fund’s Class Y shares were renamed the Institutional Class shares.  On January 28, 2010, the Institutional Class shares were renamed the Class Y shares.  On December 8, 2011, the Mid Cap Fund replaced its sub-advisor, Turner Investment Partners Inc. with The London Company of Virginia d/b/a The London Company (“The London Company”).

From the Sands Capital Select Growth Fund’s inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital.  On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund.  On November 20, 2006, the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund.  Sands Capital remained as the sub-advisor after the change.

From the Short Duration Fixed Income Fund’s inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds — Three Year Portfolio.  On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds — Three Year Portfolio, and later the Turner Short Duration Fixed Income Fund.  On May 7, 2004, the Turner Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Short Duration Fixed Income Fund.  On November 20, 2006, the Constellation Chartwell Short Duration Fixed Income Fund was renamed the Short Duration Fixed Income Fund.  In February 2009 the Fund replaced its previous sub-advisor with Longfellow Investment Management Co.

From the Small Cap Value Fund’s inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP.  On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund.  Effective December 22, 2005, the Fund’s name was changed to Constellation Small Cap Value Opportunities Fund.  On November 20, 2006, the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund.  Turner Investment Partners, Inc. and Diamond Hill Capital Management, Inc. remained as the sub-advisors to the Fund after the change.  James Investment Research, Inc. became a sub-advisor to the Fund on June 20, 2007.  Diamond Hill Capital Management, Inc. and James Investment Research, Inc. were removed as sub-advisors to the Fund on June 16, 2008.  Turner Investment

Partners, Inc. was replaced as sub-advisor to the Fund on December 6, 2010 by DePrince, Race and Zollo, Inc.  On December 6, 2010, the Touchstone Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Fund.

From the Ultra Short Duration Fixed Income Fund’s inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds — One Year Portfolio.  On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds — One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund.  On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund.  On November 20, 2006 the Constellation Chartwell Ultra Short Duration Fixed Income Fund was renamed the Touchstone Ultra Short Duration Fixed Income Fund.  In October 2008, the Fund replaced its previous sub-advisor with Fort Washington Investment Advisors, Inc.  The performance shown prior to October 2008 represents the performance of the previous sub-advisor.

On April 19, 2011, the Core Plus Fixed Income Fund replaced its sub-advisor, Bradford & Marzec LLC (“Bradford & Marzec”), with EARNEST Partners LLC and changed its name to the Touchstone Total Return Bond Fund.  On August 1, 2011, the EARNEST Partners Fixed Income Trust (the “EARNEST Trust”), a series of the Nottingham Investment Trust II, was reorganized into the Touchstone Total Return Bond Fund (the “Reorganization”).  Prior to the Reorganization, the EARNEST Trust had an investment goal and principal investment strategies similar to those of the Fund.  Performance information presented prior to August 1, 2011 refers to the Fund’s performance as the EARNEST Trust.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal strategy and principal risks are described in the prospectus.  The following supplements the information contained in the prospectus concerning each Fund’s principal strategy and principal risks.  In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.  Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment objectives, policies and strategies.  The investment limitations below are considered to be non-fundamental policies, which may be changed at any time by a vote of the Fund’s Board of Trustees (the “Board”), unless designated as a “Fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

Borrowing

Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio.  Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.  The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings.  In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate.  These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

The Funds have adopted fundamental limitations and certain of the Funds have also adopted non-fundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing.  See the section entitled “Investment Limitations,” below.

Business Development Companies

Business development companies (“BDCs”) are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the “1940 Act”).  BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising.  BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies.  BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “IRC”).  BDCs have expenses associated with their operations.  Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.  BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value.

The Premium Yield Equity Fund and Focused Equity Fund may invest up to 10% of their net assets in BDCs.

Canadian Income Trusts

Canadian Income Trusts are a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation.  This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange.  Canadian income trusts enjoy special corporate tax privileges.

The Premium Yield Equity Fund may invest up to 10% of its net assets in Canadian Income Trusts.

Convertible Securities

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price.  Convertible securities typically have characteristics of both fixed income and equity securities.  Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Ultra Short Duration Fixed Income Fund and Short Duration Fixed Income Fund do not invest in convertible securities.

Derivatives

Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

· To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

· As a substitute for purchasing or selling securities;

· To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

· To enhance a Fund’s potential gain in non-hedging or speculative situations; or

· To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.  Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure.  Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing.  A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities.  Derivatives can also make a Fund’s holdings less liquid and harder to value, especially in declining markets.  In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.  Derivative instruments include futures, options, swaps and to the extent consistent with a Fund’s investment goals, forward currency exchange contracts.  Under normal circumstances, investment in these types of derivatives will typically be limited to an amount less than 10% of a Fund’s assets.  The current prospectus for the Total Return Bond Fund says it will not invest in options and futures as current operating policy.

Equity-Linked Warrants

Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation.  Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding.  If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock.  Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock.  The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs).  Being American style warrants, they can be exercised at any time.  The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

Eurobonds

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used.  Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries.  While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

Exchange-Traded Funds (“ETFs”)

ETFs represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international.  ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day.  A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly.  The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees and other fees and expenses that are incurred directly by the Fund that increase their costs versus the costs of owning the underlying securities directly.  Also, although ETFs often seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices.  Certain ETFs are traded on a securities exchange.  The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.  Examples of ETFs include SPDRsR, Select Sector SPDRsR, DIAMONDSR, NASDAQ 100 Shares, and iSharesR.

Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF has been granted an exemptive order by the Securities and Exchange Commission (the “SEC”) and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF.  The Funds have entered into such agreements and may enter into other agreements in the future.

Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its exposure.  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.  In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges.  Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts.  Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”).  The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.  Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return.  When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks.  To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  If the Fund continues to engage in the described investment techniques and properly covers its investment in the manner described above, the segregated account or other form of coverage will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding investments.  Additionally, such coverage will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Total Return Bond Fund will not invest in futures contracts and options on futures contracts.

Illiquid Securities

Subject to the limitations in the 1940 Act, the Funds may invest in illiquid securities.  Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund’s books.  Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.  The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, ‘‘special situations’’) could enhance the Funds’ capital appreciation potential.  To the extent these investments are deemed illiquid, the Funds’ investment in them will be consistent with their applicable restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Funds’ Advisor and/or Sub-Advisors based on criteria approved by the Board.

Initial Public Offerings (“IPOs”)

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund’s Advisor and/or Sub-Advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done on a non-discriminatory basis.  Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time.  This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs.  By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.  Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain.  These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions.  They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.  They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals.  Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Investment Company Shares

Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies.  These investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Advisor has received an exemptive order from the SEC that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds.  Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

See also “Investment Limitations” and “Exchange Traded Funds.”

Leveraging

Leveraging a Fund through borrowing or other means creates an opportunity for increased net income, but, at the same time, creates special risk considerations.  For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on the Fund’s portfolio.  Although the principal amount of such borrowings will be fixed, a

Fund’s assets may change in value during the time the borrowing is outstanding.  Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used.  Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Because the SEC staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage.  The requirement that such transactions be fully collateralized by assets segregated by the Funds’ custodian or otherwise subject to “covering” techniques imposes a practical limit on the leverage these transactions create.

The Touchstone Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be between one and three years.

Lower-Rated Securities

The Funds, except for the Touchstone Ultra Short Duration Fixed Income Fund and Touchstone Short Duration Fixed Income Fund, may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities.  Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO).  Such obligations are speculative and may be in default.  There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund.  Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates.  The market values of fixed-income securities tend to vary inversely with the level of interest rates.  Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.  Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities.  In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities.  As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Furthermore, a Fund may experience difficulty in valuing certain securities at certain times.  Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund’s net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations.  If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market:  The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates.  Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.  The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market.  This may limit the Fund’s ability to sell such securities at their market value.  In addition, the market for these securities may be adversely affected by legislative and regulatory developments.  Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes:  Lower-rated bonds are very sensitive to adverse economic changes and corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.  In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s net asset value.

Payment Expectations:  High-yield, high-risk bonds may contain redemption or call provisions.  If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets.  If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund’s rate of return.

Taxes:  A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount.  Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the IRC even though the Fund has not received any interest payments on such obligations during that period.  Because the original issue discount earned by a Fund in a taxable year is not represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions.  Borrowing to fund any distribution also has tax implications.  See “Taxation of the Funds” for more information.

The Total Return Bond Fund and International Fixed Income Fund may invest up to 20% of their net assets in lower-rated securities.

Market Disruption

The United States, certain member states of the European Union and other countries have experienced during the past few years significant disruption to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest.  During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment goals.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment goals, but there can be no assurance that they will be successful in doing so.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.  MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership.  They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.  Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt.  As such, a significant upward swing in interest rates would also drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.  To the extent that an MLP’s interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry.  The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation.  In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.  An MLP may be taxed as a corporation, contrary to its intention to be taxed as a partnership, resulting in decreased returns to the Fund invested in the MLP.  A Fund’s investment in an MLP may generate unrelated business taxable income (“UBTI”) to tax-exempt shareholders of the Fund.  Tax-exempt shareholders are urged and advised to consult their own tax advisors to determine the impact on them of a Fund’s investment in an MLP.

Micro-Cap Securities

The Funds may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro-cap companies.  Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects.  Micro-cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers.  Micro-cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.  In addition, micro-cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established.  As a result, the prices of their securities may fluctuate more than those of larger issuers.

The Focused Equity Fund may invest up to 20% of its net assets in micro-cap securities.

Money Market Instruments

Money market securities are high-quality, dollar-denominated, short-term debt instruments.  They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Related and Other Asset-Backed Securities

Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables.  Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.  Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.  Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans.  Covered bonds typically carry a 2 to10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.  The International Fixed Income Fund may invest up to 10% of its net assets in foreign covered bonds.

The credit quality of an asset-backed security (“ABS”) transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.  Some ABS are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.  The residential mortgage market in the United States has experienced difficulties in recent years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments.  Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy.  Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government Pass-Through Securities

Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans.  The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Fannie Mae and Freddie Mac.  Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders.  Ginnie Mae and Fannie Mae also guarantee timely distributions of scheduled principal.  Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan.  Certain federal agencies, such as Ginnie Mae, have been established as instrumentalities of the United States government to supervise and finance certain types of activities.  Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., Ginnie Mae securities) or supported by the issuing agencies’ right to borrow from the U.S. Treasury.  The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).  Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-related securities issued by Ginnie Mae include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the U.S. Government.  Ginnie Maes are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by Ginnie Mae. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by Ginnie Mae of the pool, Ginnie Mae provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by Ginnie Mae, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less Ginnie Mae’s and the issuer’s fees.  Ginnie Mae is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less Ginnie Mae’s and the issuer’s fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States.  Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since 2009, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities.  When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded Fannie Mae and Freddie Mac’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).  In February 2012, FHFA sent to Congress a strategic plan for the next phase of the conservatorships of Freddie Mac and Fannie Mae.  The plan sets forth objectives and steps FHFA is taking or will take to meet FHFA’s obligations as conservator.  In August 2012 it was reported that Fannie Mae and Freddie Mac had collectively drawn $190 billion in federal aid and paid $46 billion in dividends since being placed in conservatorship in 2008.

Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation or abolishment of the entities. Future legislative and regulatory action could alter the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by a Fund.

REMICS

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property.  For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates.  Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

The Total Return Bond Fund may invest up to 25% of its net assets in REMICs.

CMOs

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments.  Actual maturity and average life will depend upon the pre-payment experience of the collateral.  In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.  CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

The Total Return Bond Fund may invest up to 25% of its net assets in CMOs.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

The Total Return Bond Fund may invest up to 15% of its net assets in commercial mortgage-backed securities.

Mortgage Dollar Rolls

Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date.  The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate.  Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase.  Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.  If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted.  Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.  To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account or otherwise earmark assets as cover in an amount sufficient to cover its repurchase obligation or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Total Return Bond Fund may invest up to 45% of its net assets in mortgage dollar rolls.

Stripped Mortgage-Backed Securities (“SMBS”)

SMBs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities.  Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.  The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell these securities at any particular time.

The Total Return Bond Fund may invest up to 5% of its net assets in interest-only SMBs’ and up to 5% of its net assets in principal-only SMBs’.

Municipal Securities

Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.  Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes.  Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.  General obligation bonds are backed by the taxing power of the issuing municipality.  Revenue bonds are backed by the revenues of a project or facility.  The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.  Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by the Fund to its shareholders may not be tax-exempt.

The Total Return Bond Fund may invest up to 10% of its net assets in municipal securities.

Obligations of Supranational Entities

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.  A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.  The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future.  A Fund will pay a premium when purchasing put and call options.  If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write both covered call and put options.  A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value.  When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option.  When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.  When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options.  Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.  It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.  Call options on foreign currencies written by a Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.  With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put, earmark assets as cover, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally.  There are certain additional risks associated with foreign currency options.  The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar.  As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen

A Fund may purchase and write put and call options on indices and enter into related closing transactions.  Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.  Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.  A Fund may choose to terminate an option position by entering into a closing transaction.  The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered.  When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund’s interest rate risks.  There can be no assurance that hedging transactions will be successful.  A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them.  Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Touchstone Total Return Bond Fund will not invest in options.  The Touchstone Emerging Markets Equity Fund and Touchstone Mid Cap Value Fund may invest in options for hedging purposes only.  The Touchstone International Fixed Income Fund may not write options.

Ordinary Shares

Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange.  Ordinary shares may be purchased with and sold for U.S. dollars.  Investing in foreign companies may involve risks not typically associated with investing in United States companies.  See “Securities of Foreign Issuers.”

Pay-In-Kind Bonds

Pay-in-kind bonds are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period.  Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.  Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

The Total Return Bond Fund may invest up to 5% of its net assets in pay-in-kind bonds.

Preferred Stock

Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

The Touchstone Total Return Bond Fund and Touchstone Mid Cap Value Fund may invest up to 10% of their net assets in preferred stock.

Privatization

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises.  The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors.  There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

Receipts

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes.  Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Real Estate Investment Trusts (“REITS”)

The Funds may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.  Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.  A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs.  REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the IRC or its failure to maintain exemption from registration under the 1940 Act.

The Touchstone Large Cap Relative Value Fund, Touchstone Market Neutral Equity Fund and Touchstone Mid Cap Value Fund may invest up to 10% of their net assets in REITs.  The Touchstone Global Equity Fund may invest up to 20% of its net assets in REITs.  The Touchstone Emerging Markets Equity Fund and Touchstone Focused Equity Fund may invest up to 25% of their net assets in REITs.

Repurchase Agreements

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations.  The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Touchstone Advisors monitors compliance with this requirement).  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.

The Touchstone Ultra Short Duration Fixed Income Fund may invest in repurchase agreements as part of its principal investment strategy as more fully described in the prospectus.

Reverse Repurchase Agreement, Dollar Roll and Reverse Dollar Roll Transactions

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.  Reverse repurchase agreements are considered borrowing by a Fund and are subject to a Fund’s limitations on borrowing.  A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price.  A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price.  Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, earmarking cash or other liquid securities, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

The Touchstone Total Return Bond Fund may invest up to 5% of its net assets in reverse repurchase agreements.

Royalty Trusts

Royalty trusts are structured similarly to REITs.  A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust.  A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  A rising interest rate environment could adversely impact the performance of royalty trusts.  Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

The Premium Yield Equity Fund may invest up to 10% of its net assets in royalty trusts.  The Touchstone Large Cap Relative Value Fund may invest up to 10% of its net assets in royalty trusts.

Rule 144A Securities

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”).  Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors.  Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.  Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust’s Board.

The Touchstone Mid Cap Fund may not purchase Rule 144A securities.  The Touchstone Total Return Bond Fund may invest up to 25% of its net assets in Rule 144A securities.  The Touchstone Emerging Markets Equity Fund, Touchstone International Fixed Income Fund and Touchstone Focused Equity Fund may invest up to 10% of their net assets in Rule 144A securities.

Securities Lending

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.  In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments.  The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

Securities of Foreign Issuers

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs.  Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States.  Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies.

The Touchstone Emerging Markets Equity Fund, Touchstone Global Equity Fund, Touchstone Global Real Estate Fund and Touchstone International Fixed Income Fund invest in securities of foreign issuers as part of their principal investment strategy as more fully described in the prospectus.  The Touchstone Large Cap Relative Value Fund and Touchstone Mid Cap Value Fund may invest up to 10% of their net assets in foreign securities.  The Touchstone Focused Equity Fund may invest up to 35% of its net assets in foreign securities.  The Touchstone Total Return Bond Fund may invest up to 50% of its net assets in securities of foreign issuers of which up to 20% may be denominated in a foreign currency.

Foreign Market Risk.  A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount a Fund can earn on its investments.

Foreign Currency Risk.  While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are: (1) It may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) The inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates.  The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar.  The Funds also may invest in foreign currency futures and in options on currencies.  A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract.  A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency.  However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities.  Rather, they simply establish a rate of exchange which one can obtain at some future point in time.  Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.  At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency.  A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund’s portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency.  With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars.  A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

Emerging Market Securities

Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index.  As of December 31, 2012, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time.

With respect to the Emerging Markets Equity Fund, emerging market countries include those that are included in the MSCI Emerging Markets Index; are considered by the Sub-Advisor to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index; or whose economic activity and capital markets are dependent on emerging market countries.  Examples include Hong Kong and Singapore.  When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, or (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

The Touchstone Premium Yield Equity Fund may invest up to 40% of its total assets in emerging market securities.  The Touchstone Global Equity Fund may invest up to 30% of its net assets in emerging market securities.  The Touchstone Focused Equity Fund may invest up to 20% of its net assets in emerging market securities.  The Touchstone Mid Cap Value Fund may invest up to 10% of their net assets in ADRs of emerging market issuers.  The Touchstone Total Return Bond Fund may invest up to 10% of its net assets in investment grade emerging market debt securities and up to 10% of its net assets in non-investment-grade emerging market debt securities.  The Touchstone International Fixed Income Fund may invest up to 10% of its net assets in emerging market debt securities.

The Touchstone Emerging Markets Equity Fund may also invest up to 20% of their net assets in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses.  These securities are not registered with the Securities and Exchange Board of India.  Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general.

American Depositary Receipts (“ADRs”)

ADRs as well as other “hybrid” forms of ADRs, including GDRs, are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions.  ADRs may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Touchstone Ultra Short Duration Fixed Income Fund and Touchstone Short Duration Fixed Income Fund do not invest in ADRs.  The Touchstone Large Cap Relative Value Fund and Touchstone Mid Cap Value Fund may invest up to 10% of their net assets in ADRs.  The Touchstone Focused Equity Fund may invest up to 35% of its net assets in ADRs.

Sovereign Debt

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts.  Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Short Sales

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement.  The Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan.A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is otherwise “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise.  Any Fund that engages in short sales will comply with these requirements.

While the Touchstone Market Neutral Equity Fund seeks to maintain an equal dollar amount of long equity positions and short equity positions, the relative value of the long and short equity positions will vary.

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund.  If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.  In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses.  In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC.  If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Time Deposits

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty are considered to be illiquid securities.

Temporary Defensive Investments

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

U.S. Government Securities

U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities.  Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of Fannie Mae and Freddie Mac; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.  No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed.  The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.”  The value of shares of a Fund that may invest in U.S. Government obligations may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. Government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

U.S. Treasury Obligations

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities (“STRIPS”) and coupons under book entry safekeeping (“CUBES”).  They also include Treasury inflation-protection securities (“TIPS”).

Variable and Floating Rate Instruments

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.  The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Warrants and Rights

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.  Rights are similar to warrants but normally have a short life span to expiration.  The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration.  Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Fund a shareholder of the underlying stock.  The warrant holder has no voting or dividend rights with respect to the underlying stock.  A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

The Touchstone Focused Equity Fund may invest 5% of its net assets in warrants and rights.

When-Issued, Delayed Delivery Securities and Forward Commitment Transactions

To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction.  When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.  Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

Yankee Obligations

Yankee obligations (“Yankees”) are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act.  These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers’ acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.  Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in “Securities of Foreign Issuers”.

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

Zero Coupon Securities

The Funds may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity.  Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently.  The IRC requires that the Fund accrue interest income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a RIC under the IRC.  Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to the Fund under the IRC.  See “Taxation of the Fund.”

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

The Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Short Duration Fixed Income Fund and Touchstone Small Cap Value Fund may not, except as otherwise provided below:

1.                                      With respect to 75% of the Fund’s assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.                                     Invest more than 25% of the Fund’s assets in securities issued by companies in a single industry or related group of industries.

3.                                      Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.  Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4.                                      Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies.  The loans cannot exceed
33 1/3% of a Fund’s assets.  A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

For example, at a minimum, a Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5.                                      Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.                                      Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation, or order of the SEC.

7.                                      Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.                                      Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas, or mineral leases.

The Touchstone Sands Capital Select Growth Fund and Touchstone Premium Yield Equity Fund may not:

1.                                      Purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2.                                      Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less a Fund’s liabilities (other than borrowings), except that a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3.                                      Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4.                                      Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5.                                      Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies.  The loans cannot exceed 33 1/3% of a Fund’s assets.  A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

For example, at a minimum, a Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

6.                                      Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation, or order of the SEC, or SEC staff interpretation.

7.                                      Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8.                                      The Touchstone Premium Yield Equity Fund may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Touchstone Mid Cap Fund may not:

1.                                  Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2.                                  Issue senior securities representing stock, except to the extent permitted by the 1940 Act.  In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3.                                  Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4.                                    Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

5.                                  Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.                                  Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7.                                  Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption there from, as such statute, rules or regulations may be interpreted from time to time.

8.                                    Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

The Touchstone Total Return Bond Fund, Touchstone Emerging Markets Equity Fund, Touchstone Global Equity Fund, Touchstone Global Real Estate Fund, Touchstone International Fixed Income Fund, Touchstone Large Cap Relative Value Fund, Touchstone Market Neutral Equity Fund, Touchstone Mid Cap Value Fund, Touchstone Small Cap Core Fund, Touchstone Focused Equity Fund, and Touchstone Merger Arbitrage Fund may not:

1.                                  Diversification.  For each diversified fund only, the Funds may not purchase securities of an issuer that would cause the Funds to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

2.                                  Borrowing Money.  The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.                                  Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.                                  Loans.  The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

5.                                  Real Estate.  The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.                                  Commodities.  The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

7.                                  Concentration of Investments.  The Funds, except the Touchstone Global Real Estate Fund, may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies in the same industry or group of industries.  The Touchstone Global Real Estate Fund will invest more than 25% of its total assets in the real estate industry.

8.                                  Senior Securities.  The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the Fund.

2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4. Lending. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Mid Cap Fund, Touchstone Small Cap Value Fund and Touchstone Premium Yield Equity Fund and may be changed with respect to a Fund by the Board.

No Fund may:

1.                                      Pledge, mortgage, or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund’s assets) permitted by the Fund’s fundamental limitation on borrowing.

2.                                      Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3.                                      Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Touchstone Short Duration Fixed Income Fund and Touchstone Ultra Short Duration Fixed Income Fund) of its net assets would be invested in illiquid securities.  Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 (“the 1933 Act”) and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board.

4.                                      The Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Small Cap Value Fund, and Touchstone Mid Cap Fund may not invest in companies for the purpose of exercising control.

5.                                      The Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Small Cap Value Fund, and Touchstone Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6.                                      The Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Small Cap Value Fund and Touchstone Mid Cap Fund may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds’ SAI.

7.                                      Make investments in securities when outstanding borrowings exceed 5% of a Fund’s total assets.

The following investment policies are non-fundamental policies of the Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Mid Cap Fund, Touchstone Small Cap Value Fund,, and Touchstone Premium Yield Equity Fund and may be changed with respect to a Fund by the Board without shareholder approval.

1.                                      Each Fund may purchase securities on a when-issued basis and borrow money (borrowing money is permitted by the Funds’ fundamental limitation on borrowing).

2.                                      Each Fund may enter into futures and options transactions.

3.                                      Each Fund may hold up to 15% (10% for the Touchstone Short Duration Fixed Income Fund and Touchstone Ultra Short Duration Fixed Income Fund) of its net assets in illiquid securities.

4.                                      Each Fund, except the Touchstone Short Duration Fixed Income Fund and Touchstone Ultra Short Duration Fixed Income Fund, may purchase convertible securities.

5.                                      Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund’s assets.

6.                                      Each Fund may purchase fixed-income securities, including variable- and floating-rate instruments and zero coupon securities.

7.                                      Each Fund, except for the Touchstone Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

8.                                      Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund’s total assets.

9.                                      Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

THE ADVISOR

Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”), is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated March 1, 2006.  Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds’ investment program, subject to the supervision of, and policies established by, the Board of the Trust (the “Trustees”).  The Advisor determines the appropriate allocation of assets to each Fund’s Sub-Advisor(s) (the “Sub-Advisors”).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Advisor, or by the Advisor on 90 days’ written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group is a wholly-owned subsidiary of Western & Southern Mutual Holding Company.  Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Manager’s Structure

The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a “manager-of-managers” structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund’s assets among Sub-Advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.  Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

For the fiscal years ended September 30, 2010, 2011, and 2012, the Trust paid advisory fees and received waivers and/or reimbursements as shown in the following table:

	Advisory Fees Paid			Fee Waivers and/or Reimbursements
Fund	2010	2011	2012	2010	2011	2012
Premium Yield Equity Fund	$223,207	$311,527	$535,241	$89,195	$96,106	$113,135
Ultra Short Duration Fixed Income Fund	$378,564	$688,037	$1,013,737	$176,133	$258,722	$418,522
Short Duration Fixed Income Fund	$106,911	$107,773	$131,901	$146,241	$104,076	$106,196
Small Cap Value Fund	$692,183	$542,517	$328,865	$164,658	$100,441	$144,496
Sands Capital Select Growth Fund	$4,993,088	$10,239,402	$19,699,570	$319,792	$923,778	$1,581,955
Mid Cap Fund	$1,139,745	$898,808	$542,731	$221,033	$156,505	$164,248
Total Return Bond Fund	$58,358	$38,912	$329,808	$92,041	$71,438	$167,659
Emerging Markets Equity Fund	$458,487	$3,623,734	$5,304,570	$175,119	$273,189	$290,432
Global Equity Fund	$29,296	$39,076	$73,255	$76,040	$104,226	$101,255
Global Real Estate Fund	$28,076	$37,973	$67,378	$85,003	$120,351	$113,063
International Fixed Income Fund	$41,327	$58,274	$89,315	$74,477	$99,804	$93,070
Large Cap Relative Value Fund	$24,994	$43,416	$85,507	$61,973	$80,169	$69,566
Market Neutral Equity Fund	$146,895	$476,063	$587,730	$104,373	$201,827	$208,150
Mid Cap Value Fund	$54,717	$433,330	$580,790	$73,256	$161,592	$208,011

	Advisory Fees Paid				Fee Waivers and/or Reimbursements
Fund	2010	2011		2012	2010	2011		2012
Small Cap Core Fund	$418,333	$1,352,814		$2,705,709	$124,025	$480,303		$501,670
Focused Equity Fund	$12,325	$534,289		$682,804	$54,098	$365,993		$605,722
Merger Arbitrage Fund	N/A	$8,113	*	$1,588,533	N/A	$25,319	*	$28,259

*Reflects the period from August 9, 2011 to September 30, 2011.

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below.  The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

Name of Fund	Annual Fee Rate
Mid Cap Fund	0.80% on the first $500 million 0.75% on assets greater than $500 million to $1 billion 0.70% on assets over $1 billion
Ultra Short Duration Fixed Income Fund	0.25%
Short Duration Fixed Income Fund	0.25%
Small Cap Value Fund	0.95% on the first $100 million of assets; 0.90% on the value of assets above that amount
Premium Yield Equity Fund	0.70% on the first $100 million of assets; 0.65% on the value of assets above that amount
Total Return Bond Fund	0.35%
Emerging Markets Equity Fund	1.05% on first $200 million of assets; 1.00% on next $200 million of assets; 0.90% on assets over $400 million
Global Equity Fund	0.85% on first $50 million of assets; 0.80% on next $450 million of assets; 0.75% on assets over $500 million
Global Real Estate Fund	0.80%
International Fixed Income Fund	0.55% on first $100 million of assets; 0.50% on next $150 million of assets; 0.45% on assets over $250 million
Large Cap Relative Value Fund	0.70% on first $100 million of assets; 0.65% on assets over $100 million
Market Neutral Equity Fund	1.30%
Mid Cap Value Fund	0.85% on first $100 million of assets; 0.80% on next $300 million of assets; 0.75% on assets over $400 million
Small Cap Core Fund	0.85%
Focused Equity Fund	0.70% on first $100 million of assets; 0.65% on next $400 million of assets; 0.60% on assets over $500 million
Merger Arbitrage Fund	1.05%

As described in the prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark.  The “Highest/Lowest Possible Advisory Fee” column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement.  Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

Fund	Benchmark	Required Excess Performance	Base Advisory Fee	Annual Adjustment Rate	Highest / Lowest Possible Advisory Fee
Sands Capital Select Growth Fund	Russell 1000R Growth Index	+/- 2.50%	0.85% on the first $1 billion of assets; 0.80% on the next $500 million of assets; 0.75% on the next $500 million of assets; 0.70% on assets above $2 billion	+/- 0.15%	1.00% / 0.55%

Each Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.  The Sands Capital Select Growth Fund’s performance adjustment is calculated and paid monthly by comparing the Fund’s performance to the performance of the Fund’s benchmark over a “performance period.”  The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months.  The Fund’s annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years).  The resulting amount is then added (in the case of over-performance) or subtracted from (in the case of underperformance) to the Fund’s base fee.

For example, assume that the Sands Capital Select Growth Fund’s average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year.  The Fund’s base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).  If the Fund outperformed (or underperformed) the Russell 1000R Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund’s base fee.  If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor’s advisory fee would increase (or decrease) by a maximum of $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Touchstone Sands Capital Select Growth Fund’s base advisory fee is based upon the Fund’s performance compared to the investment record of its stated benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark.  Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth below.  The contractual limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable.  Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

Fund	Contractual Limit On Total Operating Expenses	Termination Date
Touchstone Mid Cap Fund	1.21% for Class A shares	January 29, 2014
	1.96% for Class C shares	January 29, 2014
	0.96% for Class Y shares	January 29, 2014

Fund	Contractual Limit On Total Operating Expenses	Termination Date
	1.21% for Class Z	January 29, 2014
	0.89% for Institutional Class shares	January 29, 2014
Touchstone Small Cap Value	1.43% for Class A shares	January 29, 2014
	2.18% for Class C shares	January 29, 2014
	1.18% for Class Y shares	January 29, 2014
	1.03% for Institutional Class shares	January 29, 2014
Touchstone Short Duration Fixed Income	0.74% for Class Z shares	January 29, 2014
	0.49% for Class Y shares	January 29, 2014
Touchstone Ultra Short Duration Fixed Income Fund	0.69% for Class A shares	April 16, 2016
	1.19% for Class C shares	April 14, 2016
	0.44% for Class Y shares	April 16, 2016
	0.39% for Institutional Class shares	April 14, 2016
	0.69% for Class Z shares	April 14, 2016
Touchstone Premium Yield Equity Fund	1.20% for Class A shares	January 29, 2014
	1.95% for Class C shares	January 29, 2014
	0.95% for Class Y shares	January 29, 2014
Touchstone Emerging Markets Equity Fund	1.69% for Class A shares	January 29, 2014
	2.44% for Class C shares	January 29, 2014
	1.44% for Class Y shares	January 29, 2014
	1.29% for Institutional Class shares	January 29, 2014
Touchstone Mid Cap Value Fund	1.29% for Class A shares	January 29, 2014
	2.04% for Class C shares	January 29, 2014
	1.04% for Class Y shares	January 29, 2014
	0.89% for Institutional Class shares	January 29, 2014
Touchstone Global Real Estate Fund	1.39% for Class A shares	January 29, 2014
	2.14% for Class C shares	January 29, 2014
	1.14% for Class Y shares	January 29, 2014
	0.99% for Institutional Class shares	January 29, 2014
Touchstone Large Cap Relative Value Fund	1.19% for Class A shares	January 29, 2014
	1.94% for Class C shares	January 29, 2014
	0.94% for Class Y shares	January 29, 2014
	0.79% for Institutional Class shares	January 29, 2014
Touchstone Small Cap Core Fund	1.34% for Class A shares	January 29, 2014
	2.09% for Class C shares	January 29, 2014
	1.09% for Class Y shares	January 29, 2014
	0.94% for Institutional Class shares	January 29, 2014
Touchstone Global Equity Fund	1.34% for Class A shares	January 29, 2014
	2.09% for Class C shares	January 29, 2014
	1.09% for Class Y shares	January 29, 2014
	0.94% for Institutional Class shares	January 29, 2014
Touchstone Market Neutral Equity Fund	1.50% for Class A shares	January 29, 2014
	2.25% for Class C shares	January 29, 2014
	1.25% for Class Y shares	January 29, 2014
Touchstone Total Return Bond Fund	0.90% for Class A shares	April 16, 2014
	1.65% for Class C shares	April 16, 2014
	0.65% for Class Y shares	April 16, 2014
	0.50% for Institutional Class shares	April 16, 2014
Touchstone International Fixed Income Fund	1.09% for Class A shares	January 29, 2014
	1.84% for Class C shares	January 29, 2014
	0.84% for Class Y shares	January 29, 2014

Fund	Contractual Limit On Total Operating Expenses	Termination Date
	0.69% for Institutional Class shares	January 29, 2014
Touchstone Focused Equity Fund	1.20% for Class A shares	January 29, 2014
	1.95% for Class C shares	January 29, 2014
	0.95% for Class Y shares	January 29, 2014
	0.80% for Institutional Class shares	January 29, 2014
Touchstone Merger Arbitrage Fund	1.68% for Class A shares	January 27, 2014
	2.43% for Class C shares	January 27, 2014
	1.43% for Class Y shares	January 27, 2014
	1.28% for Institutional Class shares	January 27, 2014

Sands Capital Select Growth Fund

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Fund’s “other expenses” as referenced in the Fund’s fee table (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, other extraordinary expenses not incurred in the ordinary course of the Advisor’s business, amounts, if any, payable pursuant to a shareholder servicing plan and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed the contractual limits set forth below.  Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during such month.  These fee waivers and expense reimbursements will remain in effect until at least January 29, 2014.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s other expenses are below the expense limitation amount.

Fund	Contractual Limit On “Other Expenses”	Termination Date
Touchstone Sands Capital Select Growth Fund	0.25% for Class A shares	January 29, 2014
	0.25% for Class C shares	January 29, 2014
	0.25% for Class Y shares	January 29, 2014
	0.25% for Class Z shares	January 29, 2014

The Sub-Advisors

The Advisor has selected Sub-Advisors to manage all or a portion of a Fund’s assets, which allocation is determined by the Advisor.  The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor.  As described in the prospectus, each Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises, except Sands Capital Management, LLC receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under performs its stated benchmark.  Each Sub-Advisor’s base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month.

Fort Washington Investment Advisors, Inc.

Fort Washington Investment Advisors, Inc. (“Fort Washington”), 303 Broadway, Suite 1200, Cincinnati, Ohio, 45202, serves as investment sub-advisor to the Ultra Short Duration Fixed Income Fund and the Focused Equity Fund.  Fort Washington is a wholly-owned subsidiary of Western & Southern Investment Holdings, LLC, which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.  The Western & Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western & Southern Mutual Holding Company.  Ms. McGruder may be deemed to be an affiliate of Fort Washington.

A core portfolio management team consisting of Scott D. Weston and Brent A. Miller, CFA, manages the Ultra Short Duration Fixed Income Fund.  Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds.

James Wilhelm manages the Focused Equity Fund.

Other Accounts-Ultra Short Duration Fixed Income Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Scott D. Weston
Registered Investment Companies	1	$573.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$202.0	0	$0
Brent A. Miller
Registered Investment Companies	1	$573.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$202.0	0	$0

The information in the table above is provided as of September 30, 2012.

Other Accounts-Focused Equity Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
James Wilhelm
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	22	$1,358.8	0	$0

The information in the table above is provided as of September 30, 2012.

Conflicts.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds).  This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts.  Fort Washington has adopted policies and procedures to address such conflicts.

Compensation.  All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses.  Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon.  Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients.  Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule.  The structure includes long-term vesting provisions.  The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s president and approved by the Board of Directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement that is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan.  The 401(k) company match is 50% of the first 4% of earnings saved.

Fund Ownership.  The following table indicates for the Ultra Short Duration Fixed Income Fund and Focused Equity Fund, the dollar range of shares beneficially owned by each of the Fund’s portfolio managers as of September 30, 2012:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Scott D. Weston	Ultra Short Duration Fixed Income Fund	None
Brent A. Miller	Ultra Short Duration Fixed Income Fund	None
James Wilhelm	Focused Equity Fund	$100,001 to $500,000

DePrince, Race & Zollo, Inc.

DePrince, Race & Zollo, Inc. (“DRZ”), 250 Park Avenue South, Suite 250, Winter Park, FL, 32789, serves as sub-advisor to the Small Cap Value Fund.  DRZ is an independently-owned investment advisor founded in 1995 by Gregory M. DePrince, John D. Race and Victor A. Zollo.

A team led by Gregory T. Ramsby is responsible for the daily management of the Small Cap Value Fund.

Other Accounts

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Gregory T. Ramsby
Registered Investment Companies	7	$528	0	$0
Other Pooled Investment Vehicles	1	$44	0	$0
Other Accounts	43	$1,536	2	$297

The information in the table above is provided as of September 30, 2012.

Conflicts.  As is typical for many money managers, potential conflicts of interest may arise relating to DRZ’s management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; DRZ’s use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances.  In all cases, however, DRZ believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation.  DRZ’s investment professionals receive a base salary commensurate with their level of experience. DRZ’s goal is to maintain competitive base salaries through review of industry standards and market conditions.  Bonus compensation is based on the performance of portfolio assignments relative to appropriate market benchmarks and the product’s percentile ranking, which measures how well that particular product performed relative to its peers.  In addition, DRZ has awarded certain employees equity for their contribution to the firm’s performance and the accomplishment of strategic objectives.  DRZ believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for the majority of the bonus calculation.  The balance of the bonus award is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, client relations, presentation skills and professional development.  Portfolio managers/analysts are reviewed on an annual basis.  DRZ’s board of directors, in conjunction with the management committee, is responsible for setting base salaries, salary changes and bonus awards as well as making all subjective judgments related to an investment professional’s compensation.

Fund Ownership.  The following table indicates for the Touchstone Small Cap Value Fund, the dollar range of shares beneficially owned by the Fund’s portfolio manager as of September 30, 2012.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Gregory T. Ramsby	Touchstone Small Cap Value Fund	None

Sands Capital Management

Sands Capital Management, LLC (“Sands Capital Management”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as investment sub-advisor to the Sands Capital Select Growth Fund.  Sands Capital Management is controlled by Frank M. Sands, Sr., Frank M. Sands, Jr., and Marjorie R. Sands.  As a sub-advisor, Sands Capital Management makes investment decisions for the Fund.

Other Accounts.  Sands Capital Management employs a growth strategy for all investors called the Sands Capital Large Cap Growth Equity strategy (“Select Growth”) which is their primary strategy.  As of September 30, 2012 the Select Growth’s assets under management totaled $22.0 billion of the firm’s $26.1billion assets under management.

The Sands Capital Select Growth Fund is managed by Frank M. Sands, Jr., CFA.

Other Accounts

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Frank M. Sands, Jr. CFA
Registered Investment Companies	10	$7,228	1	$3,316
Other Pooled Investment Vehicles	23	$3,292	0	$0
Other Accounts	*673	$15,598	9	$2,306

The information in the table above is provided as of September 30, 2012.

As of September 30, 2012, Sands Capital participated in 3 separately managed account programs in which there were approximately 1,117 underlying accounts.  The investment team also managed 23 other pooled investment vehicles with total assets of approximately $ 3.3 billion.  With respect to such underlying accounts, 10 accounts, with assets of approximately $5.6 billion, pay Sands Capital Management a fee based upon the performance of the account in addition to a base fee.

The information in the table above is provided as of September 30, 2012.

Conflicts.  As an investment advisor to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in its business.  For example, conflicts of interest could result from a portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commission to obtain research, and personal trading by firm employees.  Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation.  Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan.  Additional incentives include equity participation.  The investment professionals also participate in an investment results bonus.  The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3, and 5 year periods, weighted towards the 3 and 5 year results.

Fund Ownership.  As of September 30, 2012, Frank Sands, Jr. did not own any shares of the Sands Capital Select Growth Fund.

Sands Capital’s performance adjustment with respect to the Touchstone Sands Capital Select Growth Fund’s performance is calculated and paid monthly by comparing the Fund’s performance to the performance of the Fund’s benchmark, the Russell 1000R Growth Index, over a “performance period.”  The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months.  The Fund’s annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years).  The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the Sands Capital’s base fee, provided such over-performance or underperformance exceeds a designated “hurdle rate.”

Miller/Howard Investments

Miller/Howard Investments Inc. (“Miller/Howard”), a SEC-registered investment advisor located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as Sub-Advisor to the Premium Yield Equity Fund.  Miller/Howard was founded in 1984 and is owned by Lowell G. Miller, Helen Hamada, John E. Leslie III, Lee S. Chun, and Bryan J. Spratt.

Lowell G. Miller, Bryan J. Spratt, John E. Leslie III and Roger G. Young are responsible for the daily management of the Premium Yield Equity Fund.

Other Accounts

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Lowell G. Miller
Registered Investment Companies	7	$183.8	0	$0
Other Pooled Investment Vehicles	7	$53.8	0	$0
Other Accounts	2751	$3,895.0	0	$0

Bryan J. Spratt
Registered Investment Companies	7	$183.8	0	$0
Other Pooled Investment Vehicles	7	$53.8	0	$0
Other Accounts	2751	$3,895.0	0	$0
John E. Leslie III				$0
Registered Investment Companies	7	$183.8	0	$0
Other Pooled Investment Vehicles	7	$53.8	0	$0
Other Accounts	2751	$3,895.0	0	$0
Roger G. Young				$0
Registered Investment Companies	7	$183.8	0	$0
Other Pooled Investment Vehicles	7	$53.8	0	$0
Other Accounts	2751	$3,895.0	0	$0

The information in the table above is provided as of September 30, 2012.

Conflicts.  As an investment advisor to multiple types of clients, Miller/Howard recognizes that actual or potential conflicts of interest may arise.  For example, conflicts of interest could result from a portfolio managers’ management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading.  Miller/Howard addresses potential conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner.  Miller/Howard’s policies and procedures cover such issues as execution of portfolio transactions, aggregation and allocation of trades, brokerage and soft dollars.  Miller/Howard has adopted a Code of Ethics that addresses rules on personal trading and insider information which all employees are required to observe.

Compensation.  Miller/Howard’s investment professionals receive a base salary in line with industry and geographic standards, bonus based on performance, company contribution to a retirement plan, participation in the company health insurance plan and profit sharing based on ownership. Investment professionals are evaluated annually by the company’s Board of Directors for their contribution to portfolio performance as well as participation in proprietary research projects that the firm conducts on an ongoing basis.  Mr. Miller, Mr. Spratt and Mr. Leslie are currently equity owners in the firm, and each receives an annual share of firm profits available after all expenses are paid.  Each member of the Investment Team shares in the progress of the firm and shares responsibility for that progress through stock selection, monitoring, and the development of the firm’s information and research expertise.  The firm makes no real distinction between “portfolio manager” and “analyst,” and each member of the investment team is evaluated based on his or her performance with regard to management, analysis, and basic research.

Fund Ownership.  As of September 30, 2012, Mr. Miller, Mr. Spratt, Mr. Leslie and Mr. Young did not own any shares of the Premium Yield Equity Fund.

Longfellow Investment Management

Longfellow Investment Management Co. (“Longfellow”), a SEC-registered investment advisor located at 20 Winthrop Square, Boston, MA 02110, serves as Sub-Advisor to the Touchstone Short Duration Fixed Income Fund and Merger Arbitrage Fund. Longfellow was founded in 1986 and is 100% employee owned.  David W. Seeley, Barbara J. McKenna, John E. Villela, David C. Stuehr, and Michelle L. Martin are the owners of the firm.

A short duration portfolio management team consisting of Barbara J. McKenna, David W. Seeley, and John E. Villela are responsible for the daily management of the Short Duration Fixed Income Fund.  A merger arbitrage portfolio management team consisting of Barbara J. McKenna, David W. Seeley, Alexander R. Graham, and David C. Stuehr are responsible for the daily management of the Merger Arbitrage Fund.  Each Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts-Short Duration Fixed Income Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Barbara J. McKenna
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$544	0	$0
Other Accounts	113	$3,680	1	$5
David W. Seeley
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$544	0	0
Other Accounts	113	$3,680	1	$5
John E. Villela
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$211	0	$0
Other Accounts	113	$3,680	0	$0

The information in the table above is provided as of September 30, 2012.

Other Accounts-Touchstone Merger Arbitrage Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Barbara J. McKenna
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$304	0	$0
Other Accounts	113	$3,680	1	$5
David W. Seeley
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$304	0	$0
Other Accounts	113	$3,680	1	$5
Alexander R. Graham
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$5	1	$5
David C. Stuehr
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$304	0	$0

Other Accounts	113	$3,680	1	$5

The information in the table above is provided as of September 30, 2012.

Compensation.  Longfellow’s professionals receive a base salary that considers their responsibilities and their experience.  They also are awarded a significant annual bonus based upon their specific contributions to the success and profitability of the firm.  Longfellow is 100% owned by 5 employees.  Owners receive a portion of the firm’s profits in addition to base salary and bonus.

Conflicts.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Touchstone Short Duration Fixed Income Fund and Touchstone Merger Arbitrage Fund).  This would include devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad array of accounts.  Longfellow has adopted policies and procedures to address such conflicts.

Fund Ownership. The following table indicates for the Touchstone Short Duration Fixed Income Fund and the Touchstone Merger Arbitrage Fund, the dollar range of shares beneficially owned by the Fund’s portfolio managers and/or Portfolio Management Team as of September 30, 2012.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Barbara J. McKenna	Short Duration Fixed Income Fund / Merger Arbitrage Fund	None / None
David W. Seeley	Short Duration Fixed Income Fund/ Merger Arbitrage Fund	None / $50,001-100,000
Alexander R. Graham	Short Duration Fixed Income Fund / Merger Arbitrage Fund	None / $10,001-50,000
David C. Stuehr	Short Duration Fixed Income Fund / Merger Arbitrage Fund	None / None
John E. Villela	Short Duration Fixed Income Fund / Merger Arbitrage Fund	None / $10,001-50,000
Andrew Shafter	Short Duration Fixed Income Fund / Merger Arbitrage Fund	None / $50,001-100,000

AGF Investments America Inc.

AGF Investments America Inc. (“AGF”), a SEC-registered investment advisor located at 53 State Street, Suite 1301, Boston, Massachusetts, 02109, serves as sub-advisor to the Emerging Markets Equity Fund.  AGF Management Limited, the ultimate parent company for AGF, was founded in 1957 and its non-voting shares are listed on the Toronto Stock Exchange.  AGF was formed in 2009 to provide investment management services in the United States of America.

Stephen Way is responsible for the daily management of the Touchstone Emerging Markets Equity Fund.  Mr. Way is dually employed by both AGF and AGF Investments, Inc., under the parent company AGF Management Limited.

Other Accounts

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Way
Registered Investment Companies	0	$0	0	$0

Other Pooled Investment Vehicles	11	$3,027	0	$0
Other Accounts	15	$5,795	1	$170

The information in the table above is provided as of September 30, 2012.

Compensation.   The compensation program for portfolio managers is designed to attract, motivate, reward, and retain talented individuals.  This program is strongly influenced by the philosophy that the compensation of managers should be primarily linked to the performance of the mandates they manage.  Salaries are based on individual responsibilities, performance and relevant competitive market data.

The salaries for portfolio managers have been established within competitive ranges, taking into account the type and size of the funds they manage.  Salaries are reviewed on an annual basis.  Incentive bonuses are determined relative to salary for the achievement of mandate performance relative to a peer group and managers are eligible to receive a multiple of base salary annually in the form of bonus.  Long-term incentive compensation is offered through three stock acquisition plans: the stock options plan, share appreciation rights and the employee share ownership plan.  These plans allow interested employees, subject to eligibility, to become shareholders which directly align their interests with those of non-employee shareholders.

Conflicts.  Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, personal securities trading.  AGF has adopted policies and procedures to address such conflicts.

Fund Ownership.  As of September 30, 2012, Stephen Way did not own any shares of the Emerging Markets Equity Fund.

Bedlam Asset Management PLC

Bedlam Asset Management PLC (“Bedlam”), a SEC-registered investment advisor and authorized and regulated by the UK Financial Services Authority, located at 20 Abchurch Lane, London EC4N 7BB, United Kingdom, serves as sub-advisor to the Global Equity Fund.  Bedlam was founded in 2001 and is 54% employee owned with outside investors owning the remainder. Jonathan Compton is the largest shareholder with a 25% stake.

A team consisting of Jonathan Compton and Ian McCallum are responsible for the daily management of the Global Equity Fund.  The Touchstone Global Equity Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Jonathan Compton
Registered Investment Companies	1	$280	1*	$280
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$293	0	$0
Ian McCallum
Registered Investment Companies	1	$280	1*	$280
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$293	0	$0

The information in the table above is provided as of September 30, 2012.

*With respect to Bedlam Funds plc (a Dublin registered company which is authorized and regulated by the Central Bank of Ireland) Bedlam is entitled to performance fees on some of these assets based on achieving absolute rates of return subject to meeting a mixture of hurdle rates and a high water mark principle.

Compensation. Compensation in the form of salary, bonus and equity is based on overall contribution to the team and company.  Salaries are competitive against industry standards and the bonus pool is calculated as 40% of the pre-tax, pre-bonus profit for the company.  This bonus pool is allocated across all the staff and paid out in cash within two months of the company’s year-end.  Since Bedlam’s investment process is very team based, they are looking for contributions not only to a specific company remit but also on a wider global scale.  Once again, they strongly value individual contributions to the overall success of the firm.  A final part of the evaluation is positive energy in the office, which although subjective, is important.  All compensation is decided by the compensation committee and approved by the main Board of Directors.

All employees share in the ownership of Bedlam and equity is issued to staff by share options.  In addition, some staff has acquired shares in the company for cash.

Reward for performance success is built into the compensation structure in both annual bonus and the equity methodology whereby all employees are owners of Bedlam.

The continuity of investment professionals is based on combining a stimulating, enjoyable place to work with the opportunity to be rewarded for success.  A team based approach means that everyone contributes to investment decisions and to the business.  Financially, there is a competitive salary and incentive bonus based on individual contribution and overall firm success.  Importantly, all employees have an equity stake in the firm.

Conflicts. Bedlam believes that there are no known conflicts.

Fund Ownership.  As of September 30, 2012, Jonathan Compton and Ian McCallum did not own any shares of the Global Equity Fund.

Cornerstone Real Estate Advisers LLC

Cornerstone Real Estate Advisers LLC (“Cornerstone”), a SEC-registered investment advisor located at One Financial Plaza, Suite 1700, Hartford, CT, 06103-2604, serves as sub-advisor to the Touchstone Global Real Estate Fund.  Cornerstone was founded in 1994 and is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company.

A team consisting of Dave Wharmby and Scott Westphal are responsible for the daily management of the Global Real Estate Fund.

Other Accounts.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Dave Wharmby
Registered Investment Companies	1	$961	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$89	1	$89
Scott Westphal
Registered Investment Companies	2	$981	1	$21
Other Pooled Investment Vehicles	1	$1	1	$1

Other Accounts	8	$92	6	$27

The information in the table above is provided as of September 30, 2012.

Compensation.  Cornerstone utilizes a competitive compensation structure to reward all employees who contribute to the firm’s overall success consisting of market base pay and merit bonus. The compensation program emphasizes “individual” and “team” results and encourages a culture of collaboration with individual performance expectations.  The base pay and merit bonus benchmarks are reviewed periodically and measured against the compensation programs of competitors in the investment management industry to ensure that Cornerstone’s compensation program is both current and competitive within the industry.  The bonus pool represents a significant proportion of Cornerstone’s net operating income, comprising of base and incentive fees.  The bonus pool is allocated based on individual contributions to achieving portfolio performance and service goals.  Portfolio managers’ bonuses are a percentage of base pay and are tied to specific portfolio performance and service goals.  The Cornerstone compensation program reinforces that investment success is dependent on two fundamental concepts: 1) a strong team approach to investing and client service and 2) individual contributions to achieving portfolio goals.

Conflicts. As indicated above, the portfolio managers also manage other funds and accounts including those for its ultimate owner, the Massachusetts Mutual Life Insurance Company.  At different times, the Fund’s portfolio manager may manage other funds or accounts with investment objectives and strategies similar to those of the fund, or may manage funds or accounts with different investment objectives and strategies.  At times, those responsibilities could potentially conflict with the interests of the Fund.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies.  For example, the portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the sub-advisor have the same management fee.  If the management fee structure of another fund or account is more advantageous to the sub-advisor than the fee structure of the Fund or the advisor is managing an account for an affiliate, the sub-advisor could have an incentive to favor the other fund or account.  However, the sub-advisors’ compliance procedures and Code of Ethics recognize the sub-advisor’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another.  It is possible, of course, that those compliance procedures and Code of Ethics may not always be adequate to do so.

Fund Ownership. As of September 30, 2012, Dave Wharmby and Scott Westphal did not own any shares of the Global Real Estate Fund.

GAM International Management Limited

GAM International Management Limited (“GAM International”), a SEC-registered investment advisor located at 12 St James’s Place, London, SW1A 1NX, serves as sub-advisor to the Touchstone International Fixed Income Fund.  GAM International is a 100% subsidiary of GAM Group AG, which is in turn a 100% subsidiary of GAM Holding AG.

A team consisting of Daniel Sheard and Tim Haywood are responsible for the daily management of the International Fixed Income Fund.  The International Fixed Income Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
David Sheard
Registered Investment Companies	1	$21	0	$0

Other Pooled Investment Vehicles	9	$12,395	8	$12,196
Other Accounts	15	$3,568	2	$946
Tim Haywood
Registered Investment Companies	1	$21	0	$0
Other Pooled Investment Vehicles	9	$12,395	8	$12,196
Other Accounts	15	$3,568	2	$946

The information in the table above is provided as of September 30, 2012.

Compensation. The criteria used to assess performance for investment professionals, is based on a formal annual review.  This is a rigorous process comprising appraisal, assessment and setting objectives for the year ahead.  The standard compensation package consists of competitive base salaries and comprehensive employee benefits.  All staff are paid a discretionary bonus structured to closely align them with the company’s profitability.  Additionally, fund managers can be required to invest part of their performance based bonus in shares of the fund they manage, and such shares will revert to the company should the individual leave within 2 years of receiving them.  Permanent staff can own shares in the holding company of GAM International, and if the employee leaves, the shares are repurchased by the company on terms which reflect the circumstances of departure.

GAM International believes the compensation structure is competitive with those of other firms within the industry.

Conflicts. There are very few areas of potential conflict, given the unit only invests in certain investment areas, and managers do not invest in the instruments that we use for clients.  The main area of potential conflict is between customers, where we are bound by rules, both by the regulator as well as by clients, on best execution and ‘pro rata’ allocations for partially filled orders.

Fund Ownership.  As of September 30, 2012, Daniel Sheard and Tim Haywood did not own any shares of the International Fixed Income Fund.

EARNEST Partners LLC

EARNEST Partners LLC (“EARNEST”), a SEC-registered investment advisor located at 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309, serves as sub-advisor to the Touchstone Large Cap Relative Value Fund and the Touchstone Total Return Bond Fund.  EARNEST was founded in 1998 and is independently owned and operated.  EARNEST is controlled by Paul Viera.  Westchester Limited, LLC owns greater than 75% of EARNEST and is controlled by Paul Viera.

Paul Viera is responsible for the daily management of the Touchstone Large Cap Relative Value Fund and Douglas Folk and Chris Fitze are responsible for the daily management of the Touchstone Total Return Bond Fund.

Other Accounts-Touchstone Large Cap Relative Value Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Paul Viera
Registered Investment Companies	18	$3,200	0	$0
Other Pooled Investment Vehicles	22	$1,007	0	$0
Other Accounts	205	$9,828	6	$617

The information in the table above is provided as of September 30, 2012.

Other Accounts-Touchstone Total Return Bond Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Douglas Folk
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$60	0	$0
Other Accounts	89	$5,861	0	$0
Chris Fitze
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$60	0	$0
Other Accounts	89	$5,861	0	$0

The information in the table above is provided as of September 30, 2012.

Compensation.  EARNEST personnel are paid a salary and a discretionary bonus.  A portion of the bonus may consist of profit sharing and/or deferred compensation.  EARNEST also matches a portion of employees’ 401(k) contributions, if any.  The bonus is a function of client satisfaction with respect to investment results and service.  Equity ownership is another component of compensation for the portfolio manager.  EARNEST is employee-owned.

Conflicts.  EARNEST may be responsible for managing the Touchstone Large Cap Relative Value Fund and the Touchstone Total Return Bond Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST may manage other client accounts which may have higher fee arrangements than the Touchstone Large Cap Relative Value Fund and the Touchstone Total Return Bond Fund and/or may also have performance-based fees.  Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

EARNEST seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner.  EARNEST has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST believes to be fair and equitable.

Fund Ownership.  The following table indicates for the Touchstone Large Cap Relative Value Fund and Touchstone Total Return Bond Fund, the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2012.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Paul Viera	Touchstone Large Cap Relative Value Fund	None
Douglas Folk	Touchstone Total Return Bond Fund	$10,001 to $50,000
Chris Fitze	Touchstone Total Return Bond Fund	None

AJO

AJO (formerly ARONSON JOHNSON ORTIZ), an SEC-registered investment adviser located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102, serves as sub-advisor to the Market Neutral Equity Fund.  AJO was founded in 1984 and is a limited partnership wholly owned by 15 principals.  Theodore R. Aronson is majority equity owner and managing principal of AJO.

A team consisting of Theodore R. Aronson, Stefani Cranston, Gregory J. Rogers, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger and Christopher J. W. Whitehead are responsible for the daily management of the Market Neutral Equity Fund.  The Market Neutral Equity Fund is managed as a team with input from AJO’s research analysts and traders.

Other Accounts.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Team of Theodore R. Aronson, Stefani Cranston, Gregory J. Rogers, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger, and Christopher J. W. Whitehead
Registered Investment Companies	17	$4,093.91	1	$105.60
Other Pooled Investment Vehicles	14	$2,519.96	1	$99.94
Other Accounts	87	$14,042.15	43	$5,714.95

The information in the table above is provided as of September 30, 2012.

Compensation.  Each of AJO’s portfolio managers is a principal of the firm.  All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm.  Each calendar year-end, the managing principal of AJO, in consultation with the other senior principals, determines the bonus amount for each portfolio manager.  Bonuses can be a significant portion of a portfolio manager’s overall compensation.  Bonus amounts are generally based on the following factors:  net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO.  Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets.  Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.  Presently, AJO has no deferred compensation arrangements.

Conflicts.  Conflicts of interest may arise in connection with the portfolio managers’ management of the Fund alongside other accounts.  For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the portfolio managers.  Differences between accounts may lead to additional conflicts — accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.

AJO has policies and procedures in place to mitigate potential conflicts of interest.  For example, AJO’s fixed-fee schedules are standardized and all discretionary fixed-fee accounts of similar size and similar mandate are subject to

AJO’s most-favored-nation fee policy.  Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type.  All material conflicts are disclosed in AJO’s Form ADV.

Fund Ownership.  As of September 30, 2012, Theodore R. Aronson, Stefani Cranston, Gregory J. Rogers, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger, and Christopher J. W. Whitehead did not own any shares of the Market Neutral Equity Fund.  As of September 30, 2012, AJO had approximately $2 million of partnership assets invested in the Market Neutral Equity Fund.

Lee Munder Capital Group, LLC

Lee Munder Capital Group, LLC (“LMCG”), a SEC-registered investment advisor located at 200 Clarendon Street, 28th Floor, Boston, MA, 02116, serves as sub-advisor to the Mid Cap Value Fund. LMCG was founded in 2000.  Convergent Capital Management, LLC and Rednum Family Investments, LP each owns greater than 25% of LMCG while the rest is owned by employees.

A team lead by Don Cleven is responsible for the daily management of the Touchstone Mid Cap Value Fund.

Other Accounts.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Don Cleven
Registered Investment Companies	6	$294.1	N/A	N/A
Other Pooled Investment Vehicles	11	$47.5	N/A	N/A
Other Accounts	19	$44.6	N/A	N/A

The information in the table above is provided as of September 30, 2012.

Compensation.  Touchstone pays LMCG a fee based on the assets under management of the Touchstone Mid Cap Value Fund as set forth in an investment sub-advisory agreement between LMCG and Touchstone.  LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Mid Cap Value Fund.  The following information relates to the period ended September 30, 2012.

Portfolio managers at LMCG are compensated through a combination of salary and incentive bonus.  Bonuses are formula driven based on revenues and performance relative to peer groups.

LMCG’s incentive bonus compensation plans for investment teams are based on actual composite performance relative to a benchmark.  The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team’s performance ranking within the universe for a blended time period which includes one year, three years, and since inception performance.  Performance is calculated on a pre-tax basis annually.

Conflicts.  The portfolio managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Touchstone Mid Cap Value Funds’ investments, on the one hand, and the investments of the Other Accounts, on the other.  The Other Accounts include all portfolios managed.  The Other Accounts might have similar investment objectives as the Touchstone Mid Cap Value Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Touchstone Mid Cap Value Fund.  While the portfolio managers’ management of Other Accounts may give rise to the following potential conflicts of interest, LMCG does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMCG believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Touchstone Mid Cap Value Fund.  Because of their positions with the Touchstone Mid Cap Value Fund, the portfolio managers know the size, timing, and possible market impact of Touchstone Mid Cap Value Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Touchstone Mid Cap Value Fund.  However, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Touchstone Mid Cap Value Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Touchstone Mid Cap Value Fund.  This conflict of interest may be exacerbated to the extent that LMCG or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Touchstone Mid Cap Value Fund.  Notwithstanding this theoretical conflict of interest, it is LMCG’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions.  For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Touchstone Mid Cap Value Fund, such an approach might not be suitable for the Touchstone Mid Cap Value Fund given their investment objectives and related restrictions.

As of September 30, 2012, Mr. Cleven beneficially owned shares of the Mid Cap Value Fund having a value between $100,001 and $500,000.

London Company of Virginia d/b/a The London Company

London Company of Virginia d/b/a The London Company (“TLC”), an SEC-registered investment advisor located at 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226, serves as sub-advisor to the Touchstone Small Cap Core Fund and the Touchstone Mid Cap Fund.  TLC was founded in 1994 and is majority employee owned.  Stephen Goddard may be deemed to be a control person of TLC through his ownership in TLC Holdings LLC, which owns 75% or more of TLC.

A team consisting of Stephen Goddard, Jonathan Moody, J. Brian Campbell and Mark E. DeVaul is responsible for the daily management of the Mid Cap Fund.  As of December 8, 2011, TLC took over the management of the Fund from Turner Investment Partners, Inc. (“TIP”).

Other Accounts-Small Cap Core Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard
Registered Investment Companies	4	$442	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	499	$3,405	2	$5.3
Jonathan Moody
Registered Investment Companies	4	$442	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	499	$3,405	0	$0
J. Brian Campbell
Registered Investment Companies	4	$442	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	499	$3405	0	$0
Mark E. DeVaul				$0
Registered Investment Companies	4	$442	0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	499	$3405	0	$0

The information in the table above is provided as of September 30, 2012.

Other Accounts-Touchstone Mid Cap Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard
Registered Investment Companies	4	$900	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	499	$3,405	2	$5.3
Jonathan Moody
Registered Investment Companies	4	$900	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	499	$3,405	0	$0
J. Brian Campbell
Registered Investment Companies	4	$900	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	499	$3,405	0	$0
Mark E. DeVaul				$0
Registered Investment Companies	4	$900	0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	499	$3,405	0	$0

The information in the table above is provided as of September 30, 2012.

Compensation.  Portfolio managers are compensated through salary and bonus.  In addition to base salaries, portfolio managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention and sales.  They also have a potential for ownership after 5-years with the firm.

Conflicts.  TLC believes that there are no foreseen conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s investments and any other accounts that are managed by the portfolio manager.

Fund Ownership.  As of September 30, 2012, Stephen Goddard owned approximately $500,000 of the Small Cap Core Fund. Jonathan Moody, J. Brian Campbell and Mark DeVaul did not own any shares of the Small Cap Core Fund.

As of September 30, 2012, Stephen Goddard, Jonathan Moody, J. Brian Campbell and Mark E. DeVaul did not own any shares of the Mid Cap Fund.

Fees Paid to the Sub-Advisors

For the fiscal years ended September 30, 2012, 2011, and 2010, the Advisor paid to the Sub-Advisors the following amounts for each Fund during the periods indicated below:

	Sub-Advisory Fees Paid
Fund	2010	2011		2012
Touchstone Premium Yield Equity Fund — Miller/Howard*	$127,732	$177,999		$305,804
Touchstone Ultra Short Duration Fixed Income Fund —Fort Washington*	$189,709	$344,355		$495,559
Touchstone Short Duration Fixed Income Fund — Longfellow	$64,146	$64,651		$79,158
Touchstone Sands Capital Select Growth Fund - Sands Capital Management	$2,368,523	$6,087,004		$11,735,402,
Touchstone Mid Cap Fund — Turner and TLC*	$711,715	$561,167		$237,708
Touchstone Small Cap Value Fund*	$400,446	$302,954		$189,450
DePrince, Race & Zollo	N/A	$250,269		$189,450
Turner	$400,446	$52,685		N/A
Touchstone Total Return Bond Fund - Bradford & Marzec and Earnest*	$32,582	$52,566		$212,185
Touchstone Emerging Markets Equity Fund - AGF	$250,156	$1,931,544		$2,731,723
Touchstone Global Equity Fund - Bedlam	$17,229	$22,953		$48,101
Touchstone Global Real Estate Fund - Cornerstone	$14,037	$18,996		$33,698
Touchstone International Fixed Income Fund - GAM International	$22,620	$31,804		$48,729
Touchstone Large Cap Relative Value Fund - EARNEST Partners	$14,324	$24,834		$48,878
Touchstone Market Neutral Equity Fund - AJO	$97,708	$272,217		$399,230
Touchstone Mid Cap Value Fund - LMCG	$32,187	$254,981		$333,007
Touchstone Small Cap Core Fund - TLC	$245,554	$796,961		$1,592,442
Touchstone Focused Equity Fund- Fort Washington	$7,022	$302,123		$390,212
Touchstone Merger Arbitrage Fund — Longfellow	N/A	$5,036	**	$979,387

*As of December 6, 2010, Turner was replaced as sub-advisor to the Small Cap Value Fund by DePrince, Race & Zollo.  As of April 19, 2011, Bradford & Marzec was replaced as sub-advisor to the Total Return Bond Fund by Earnest Partners.  As of December 8, 2011, TLC became sub-advisor to the Mid Cap Fund.

**Reflects the period from August 9, 2011 to September 30, 2011.

THE ADMINISTRATOR

The Trust and the Advisor have entered into an administration agreement (the “Administration Agreement”) that appoints the Advisor as the administrator (the “Administrator”) for the Trust.  The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Funds.  The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.  The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion.  Aggregate net assets include the average daily net assets of all series of the Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Investment Trust (“TINT”), except the TINT Institutional Money Market Fund.

After the initial two-year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and, in either case, (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an “interested person” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust.  As of November 5, 2011, the Administrator entered into an agreement with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, MA 01581 as the Trust’s sub-administrator.  BNY Mellon prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator.  BNY Mellon also provides accounting and pricing services to the Funds.  The sub-administration fees for BNY Mellon are paid by the Administrator.

For the fiscal years ended September 30, 2010, 2011, and 2012, the Trust paid the following administrative fees:

	Administrative Fees Paid
Fund	2010	2011		2012
Touchstone Premium Yield Equity Fund	$63,774	$89,008		$145,950
Touchstone Ultra Short Duration Fixed Income Fund	$302,855	$550,435		$776,838
Touchstone Short Duration Fixed Income Fund	$85,530	$86,219		$100,776
Touchstone Small Cap Value Fund	$145,724	$114,215		$66,702
Touchstone Sands Capital Select Growth Fund	$1,029,130	$2,142,251		$4,353,992
Touchstone Mid Cap Fund	$284,939	$224,704		$131,195
Touchstone Total Return Bond Fund	$25,937	$13,294		$178,084
Touchstone Emerging Markets Equity Fund	$82,561	$669,795		$993,198
Touchstone Global Equity Fund	$6,866	$9,194		$16,249
Touchstone Global Real Estate Fund	$6,995	$9,493		$15,927
Touchstone International Fixed Income Fund	$15,028	$21,191		$30,946
Touchstone Large Cap Relative Value Fund	$7,141	$12,405		$23,101
Touchstone Market Neutral Equity Fund	$22,196	$73,241		$87,149
Touchstone Mid Cap Value Fund	$12,875	$101,961		$130,903
Touchstone Small Cap Core Fund	$97,893	$318,312		$606,647
Touchstone Focused Equity Fund	$3,500	$152,092		$187,762
Touchstone Merger Arbitrage Fund	N/A	$1,537	*	$284,190

*Reflects the period from August 9, 2011 to September 30, 2011.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent.  The Trust’s transfer agent (the “Transfer Agent”), BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, MA 01581, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, BNY Mellon receives a monthly per account fee from each Fund, plus out-of-pocket expenses.  The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

As of December 5, 2011, BNY Mellon replaced JP Morgan Chase Bank N.A. (“JPMorgan”) as the Trust’s transfer agent.

Sub-Administrative Agent.  The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to BNY Mellon.  The sub-

administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees.  The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.  Prior to November 5, 2011 these sub-administrative services were provided by JPMorgan.  For the fiscal years ended September 30, 2010, 2011, and 2012, the Administrator paid the following sub-administrative fees:

	Sub-Administrative Fees Paid
Fund	2010*	2011*		2012*	2012**
Touchstone Premium Yield Equity Fund	$62,500	$49,375		$5,125	$27,704
Touchstone Ultra Short Duration Fixed Income Fund	$62,511	$56,849		$9,661	$106,913
Touchstone Short Duration Fixed Income Fund	$62,500	$49,375		$7,863	$19,948
Touchstone Small Cap Value Fund	$62,500	$49,375		$5,125	$16,357
Touchstone Sands Capital Select Growth Fund	$173,110	$203,139		$27,092	$591,412
Touchstone Mid Cap Fund	$62,500	$50,108		$5,125	$24,367
Touchstone Total Return Bond Fund	$62,500	$49,375		$7,863	$31,439
Touchstone Emerging Markets Equity Fund	$62,500	462,211		$12,974	$126,818
Touchstone Global Equity Fund	$62,500	$49,375		$7,863	$9,559
Touchstone Global Real Estate Fund	$62,500	$49,375		$7,500	$9,435
Touchstone International Fixed Income Fund	$62,500	$49,375		$7,863	$11,275
Touchstone Large Cap Relative Value Fund	$62,500	$49,375		$5,125	$11,044
Touchstone Market Neutral Equity Fund	$62,500	$49,375		$5,125	$19,140
Touchstone Mid Cap Value Fund	$62,500	$49,375		$5,125	$25,234
Touchstone Small Cap Core Fund	$62,500	$49,375		$5,125	$90,051
Touchstone Focused Equity Fund	$46,875	$49,375		$5,125	$32,109
Touchstone Merger Arbitrage Fund	N/A	$6,653	^	$7,863	$47,567

*Reflects amounts paid to the prior sub-administrator.

**Reflects amounts paid to the current sub-administrator.

^Reflects the period from August 9, 2011 to September 30, 2011.

As of November 5, 2011, BNY Mellon replaced JPMorgan as sub-administrator to the Funds.

Compliance Service Fees.  Prior to December 5, 2011, JPMorgan provided compliance program development, implementation, and administration services to the Trust pursuant to a Compliance Services Agreement.  For providing compliance services to the Trust, the Funds paid a one-time compliance program development and implementation fee plus an annual compliance administration fee.  The Funds also paid other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement as well as other compliance related fees.  The compliance fees and expenses paid by the Funds during the stated periods are set forth below.

For the fiscal years ended September 30, 2010, 2011, and 2012 the Trust paid the following compliance fees:

	Compliance Fees Paid
Fund	2010	2011	2012
Touchstone Premium Yield Equity Fund	$1,968	$1,562	$1,585
Touchstone Ultra Short Duration Fixed Income Fund	$2,484	$1,138	$1,585
Touchstone Short Duration Fixed Income Fund	$2,117	$1,435	$1,585
Touchstone Small Cap Value Fund	$2,313	$1,309	$1,585
Touchstone Sands Capital Select Growth Fund	$3,694	$760	$1,585
Touchstone Mid Cap Fund	$2,759	$728	$1,585

	Compliance Fees Paid
Fund	2010	2011	2012
Touchstone Total Return Bond Fund	$1,776	$8,228	$1,567
Touchstone Emerging Markets Equity Fund	$1,777	$1,688	$1,585
Touchstone Global Equity Fund	$1,683	$1,763	$1,585
Touchstone Global Real Estate Fund	$1,683	$1,763	$1,585
Touchstone International Fixed Income Fund	$1,777	$1,678	$1,585
Touchstone Large Cap Relative Value Fund	$1,777	$1,669	$1,585
Touchstone Market Neutral Equity Fund	$1,776	$1,686	$1,585
Touchstone Mid Cap Value Fund	$1,764	$1,682	$1,585
Touchstone Small Cap Core Fund	$2,273	$1,236	$1,585
Touchstone Focused Equity Fund	$1,712	$1,338	$1,585
Touchstone Merger Arbitrage Fund	N/A	$455	$1,577

THE DISTRIBUTOR

Touchstone Securities, Inc. (the “Distributor”) and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to the Funds.  The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati Ohio 45202.  The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis.

As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges, and front-end sales charges.  The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.  Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually.  The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor.

The Distributor may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds.  On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time.  Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.  The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities.  The Advisor may also reimburse the Distributor for making these payments.

The Distributor, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events they deem appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.  As of December 31, 2012, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Fund’s prospectus and SAI:

Name of Broker-Dealer
American Enterprise Investment Services, Inc.
First Clearing, LLC/Wells Fargo Advisors, LLC
Janney Montgomery Scott LLC
Lincoln Investment Planning, Inc.
LPL Financial Corporation
Merrill Lynch Pierce Fenner & Smith, Inc.
Morgan Stanley DW, Inc.
Morgan Stanley Smith Barney LLC (formerly Citigroup)
Pershing LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Vanguard Brokerage Services, Inc.

The Distributor is motivated to make the payments described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors.  To the extent financial advisors sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial adviser may charge you additional fees or commissions other than those disclosed in the SAI.  You can ask your financial adviser about any payments it receives from the Distributor or the Funds, as well as about fees and/or commissions it charges.  You should consult disclosures made by your financial adviser at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account.  See “Distribution Plans” below.

DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS

Certain Funds have adopted a distribution and/or shareholder servicing plan for certain classes of Shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account.  The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

Class A Shares.  With respect to its Class A shares, each Fund has adopted a plan of distribution and shareholder service (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments.  Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%.  Under the Class A Plan, the Distributor is compensated regardless of its expenses.

Class C Shares.  With respect to its Class C shares, each Fund has adopted a plan of distribution and shareholder service (the “Class C Plan”) under which the Distributor is paid up to, but not exceeding, one-hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments.  Under the Class C Plan, the Distributor is compensated regardless of its expenses.  The Ultra Short Duration Fixed Income Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of the prospectus relating to the Fund.

Class Z Shares.  With respect to its Class Z shares, each Fund has adopted a shareholder service plan (the “Class Z Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for shareholder service fees.  Under the Class Z Plan, the Distributor is compensated regardless of its expenses.

General Information.  In connection with the distribution of shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing and have been approved by the Board.  All payments made pursuant to the Plans are made in accordance with written Implementation Agreements.  Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust’s Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance.  A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund.  In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date.  Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement.  The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plans must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.  The Board believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans.  There can be no assurance that the benefits anticipated from the expenditure of the Funds’ assets for distribution will be realized.  While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review.  Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Funds that are subject to a contingent deferred sales charge.  For the fiscal year ended September 30, 2012, the Funds paid the following in Distribution and Shareholder Servicing fees:

	2012
Fund	Distribution Fees Paid	Shareholder Servicing Fees Paid
Touchstone Ultra Short Duration Fixed Income Fund Class A	$8,927	$0
Touchstone Ultra Short Duration Fixed Income Fund Class C	$24,908	$0
Touchstone Ultra Short Duration Fixed Income Fund Class Z	$0	$648,160
Touchstone Short Duration Fixed Income Fund Class Z	$0	$93,841
Touchstone Sands Capital Select Growth Fund Class A	$210,757	$0
Touchstone Sands Capital Select Growth Fund Class C	$377,831	$0
Touchstone Sands Capital Select Growth Fund Class Z	$0	$2,799,933
Touchstone Mid Cap Fund Class A	$1,797	$0
Touchstone Mid Cap Fund Class C	$6,161	$0
Touchstone Mid Cap Fund Class Z	$0	$1,234
Touchstone Premium Yield Equity Fund Class A	$111,667	$0
Touchstone Premium Yield Equity Fund Class C	$122,195	$0
Touchstone Total Return Bond Fund Class A	$18,375	$0
Touchstone Total Return Bond Fund Class C	$29,133	$0
Touchstone Emerging Markets Equity Fund Class A	$76,154	$0
Touchstone Emerging Markets Equity Fund Class C	$52,427	$0
Touchstone Global Equity Fund Class A	$1,638	$0
Touchstone Global Equity Fund Class C	$1,571	$0
Touchstone Global Real Estate Fund Class A	$2,210	$0
Touchstone Global Real Estate Fund Class C	$1,505	$0
Touchstone International Fixed Income Fund Class A	$6,719	$0
Touchstone International Fixed Income Fund Class C	$4,960	$0
Touchstone Large Cap Relative Value Fund Class A	$2,173	$0
Touchstone Large Cap Relative Value Fund Class C	$3,051	$0
Touchstone Market Neutral Equity Fund Class A	$9,419	$0
Touchstone Market Neutral Equity Fund Class C	$1,802	$0
Touchstone Mid Cap Value Fund Class A	$7,922	$0
Touchstone Mid Cap Value Fund Class C	$2,537	$0
Touchstone Small Cap Core Fund Class A	$152,973	$0
Touchstone Small Cap Core Fund Class C	$174,380	$0
Touchstone Small Cap Value Fund Class A	$82,563	$0
Touchstone Small Cap Value Fund Class C	$330	$0
Touchstone Focused Equity Fund Class A	$215,995	$0
Touchstone Focused Equity Fund Class C	$2,639	$0
Touchstone Merger Arbitrage Fund Class A	$171,429	$0
Touchstone Merger Arbitrage Fund Class C	$111,753	$0

The table below sets forth the aggregate underwriting commissions on sales of the Funds, including the amounts the Distributor paid to unaffiliated broker-dealers, the amounts the Distributor earned as a broker-dealer in the selling network, and the amounts of underwriting commissions retained by the Distributor.

	Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount earned as a Broker- Dealer in Selling Network	Amount Retained in Underwriting Commissions
Touchstone Mid Cap Fund
2012	$7,670	$4,724	$1,588	$1,358
2011	$5,844	$1,806	$3,452	$586
2010	$1,636	$274	$1,147	$215
Touchstone Premium Yield Equity Fund
2012	$230,385	$191,812	$5,835	$32,738
2011	$66,896	$57,683	$1,510	$7,703
2010	$32,102	$25,174	$1,189	$5,739
Touchstone Sands Capital Select Growth Fund
2012	$1,100,334	$919,824	$22,676	$157,834
2011	$411,140	$356,901	$3,441	$50,798
2010	$0	$0	$0	$0
Touchstone Short Duration Fixed Income Fund
2012	$0	$0	$0	$0
2011	$0	$0	$0	$0
2010	$0	$0	$0	$0
Touchstone Small Cap Value Fund
2012	$2,963	$2,206	$312	$445
2011	$1,718	$651	$821	$246
2010	$0	$0	$0	$0
Touchstone Ultra Short Duration Fixed Income Fund
2012	$1,637	$1,412	$5	$220
2011	$0	$0	$0	$0
2010	$0	$0	$0	$0
Touchstone Total Return Bond Fund
2012	$17,877	$9,765	$5,039	$3,073
2011	$15,603	$11,068	$3,144	$851
2010	$28,070	$19,530	$4,447	$4,093
Touchstone Emerging Markets Equity Fund
2012	$5,397	$2,651	$1,930	$816
2011	$307,686	$263,734	$4,993	$38,959
2010	$114,896	$88,749	$9,640	$16,507
Touchstone Global Equity Fund
2012	$2,933	$1,762	$640	$531
2011	$2,677	$72	$2,007	$598
2010	$3,735	$1,200	$2,015	$520
Touchstone Global Real Estate Fund
2012	$4,975	$2,288	$1,911	$776
2011	$2,447	$690	$1,390	$367
2010	$1,071	$0	$930	$141

	Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount earned as a Broker- Dealer in Selling Network	Amount Retained in Underwriting Commissions
Touchstone International Fixed Income Fund
2012	$8,379	$6,633	$363	$1,383
2011	$41,840	$31,955	$3,712	$6,173
2010	$5,938	$3,550	$1,528	$860
Touchstone Large Cap Relative Value Fund
2012	$4,256	$83	$3,495	$678
2011	$7,984	$403	$6,493	$1,088
2010	$6,672	$126	$5,389	$1,157
Touchstone Market Neutral Equity Fund
2012	$951	$750	$72	$129
2011	$3,112	$2,685	$25	$402
2010	$14,643	$12,480	$82	$2,081
Touchstone Mid Cap Value Fund
2012	$7,766	$3,327	$3,113	$1,326
2011	$9,764	$4,760	$3,800	$1,204
2010	$3,715	$1,288	$1,837	$590
Touchstone Small Cap Core Fund
2012	$216,166	$165,231	$16,528	$34,407
2011	$255,591	$224,070	$7,620	$23,901
2010	$141,428	$112,597	$9,510	$19,321
Touchstone Focused Equity Fund
2012	$2,359	$1,482	$529	$348
2011	$10,581	$7,747	$1,615	$1,219
2010	$7,992	$2,400	$3,850	$1,742
Touchstone Merger Arbitrage Fund
2012	$575,519	$485,395	$20	$90,104
2011*	$6,073	$5,529	$0	$544

*For the period from commencement of operations (August 9, 2011) through fiscal year ended September 30, 2011.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Touchstone Mid Cap Fund, Touchstone Small Cap Value Fund, Touchstone Premium Yield Equity Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Total Return Bond Fund, Touchstone Emerging Markets Equity Fund, Touchstone Global Equity Fund, Touchstone Global Real Estate Fund, Touchstone International Fixed Income Fund, Touchstone Large Cap Relative Value Fund, Touchstone Market Neutral Equity Fund, Touchstone Mid Cap Value Fund, Touchstone Small Cap Core Fund, Touchstone Focused Equity Fund, Touchstone Merger Arbitrage Fund, and Touchstone Ultra Short Duration Fixed Income Fund that are subject to a contingent deferred sales charge.

For the fiscal years ended September 30, 2012, 2011, and 2010, the Distributor retained $0, $79 and $0 of contingent deferred sales charges on the redemption of the Touchstone Mid Cap Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $0 and $0 of contingent deferred sales charges on the redemption of the Touchstone Small Cap Value Fund.

For the fiscal years ended September 30, 2012, 2011, and 2010, the Distributor retained $4,601, $441and $138 of contingent deferred sales charges on the redemption of the Touchstone Premium Yield Equity Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $4,940 and $247 of contingent deferred sales charges on the redemption of the Touchstone Sands Capital Select Growth Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $757 and $269 of contingent deferred sales charges on the redemption of the Touchstone Total Return Bond Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $261 and $2,117 of contingent deferred sales charges on the redemption of the Touchstone Emerging Markets Equity Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $22 and $0 of contingent deferred sales charges on the redemption of the Touchstone Global Equity Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $0 and $0 of contingent deferred sales charges on the redemption of the Touchstone Global Real Estate Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $119 and $1,410 of contingent deferred sales charges on the redemption of the Touchstone International Fixed Income Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $1 and $0 of contingent deferred sales charges on the redemption of the Touchstone Large Cap Relative Value Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $0 and $469 of contingent deferred sales charges on the redemption of the Market Neutral Equity Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $9 and $0 of contingent deferred sales charges on the redemption of the Touchstone Mid Cap Value Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $2,582 and $4,360 of contingent deferred sales charges on the redemption of the Small Cap Core Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $0 and $0 of contingent deferred sales charges on the redemption of the Touchstone Focused Equity Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $2,572 and $0 of contingent deferred sales charges on the redemption of the Merger Arbitrage Fund.

For the fiscal years ended September 30, 2012 and 2011, the Distributor retained $113 and $0 of contingent deferred sales charges on the redemption of the Touchstone Ultra Short Duration Fixed Income Fund.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and principal officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held.  All Funds managed by the Advisor are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Tax-Free Trust and Touchstone Institutional Funds Trust.  The Trustees, who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustees(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(3)	Other Directorships Held During the Past 5 Years(4)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 2006	President and CEO of IFS Financial Services, Inc. (a holding company).	58

Director of LaRosa’s (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company),  Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust’s distributor), Touchstone Advisors (the Trust’s investment advisor and administrator), W&S Brokerage Services (a brokerage company) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(3)	Other Directorships Held During the Past 5 Years(4)
Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2006	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	58

Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994 — 2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2007	Principal of HJL Enterprises (a privately held investment company).	58	None

Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2006	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002 -2008.	58	None

John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed	Private Investor. President of Cincinnati Biomedical (a life science and economic development company) from 2003 - 2007. Chairman of Integrated	58	None

		Trustee since 2007	Media Technologies (a media company).

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation from 1998 - 2011.	58	Trustee of Gateway Trust (a mutual fund) from 2006 - 2008, Trustee of Cincinnati Parks Foundation (a charitable organization).

(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2)Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3)The Touchstone Fund Complex consists of 17 series of the Trust, 22 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust, and 1 series of Touchstone Institutional Funds Trust.

(4)Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, and Touchstone Institutional Funds Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007 – 2008.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003 – 2010.

Michael R. Moser Touchstone Advisors Inc. 303 Broadway Cincinnati, OH Year of Birth: 1968	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2012	Vice President and Chief Compliance Officer of the Western & Southern Financial Group and Chief Compliance Officer of Touchstone Advisors.

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).

Elizabeth R. Freeman BNY Mellon 201 Washington St., 34th Fl. Boston, MA 02108 Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011.	Managing Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust, and Touchstone Institutional Funds Trust.

Additional Information About the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Sub-Advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.  In addition, the following specific experience, qualifications, attributes, and/or skills apply as to each Trustee: Ms. McGruder, experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox, experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Lerner, owner of a management consulting services company and executive experience at various businesses; Mr. Siekmann, accounting experience as a partner at a major accounting firm, director experience at another mutual fund complex, executive experience at various businesses and a leadership role at a charitable organization; Mr. Zanotti, executive and board experience at companies from various industries; and Ms. Hickenlooper, executive and board experience at various businesses, foundations and charitable organizations.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.  References to the qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Board Structure

The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board.  The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee.  Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.  Except for any duties specified herein, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall supervision of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Sub-Advisors to the Funds.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2012.

Name	Aggregate Compensation From the Trust for the Fiscal Year Ended September 30, 2012(1)	Total Compensation From the Touchstone Fund Complex(2) for the Fiscal Year Ended September 30, 2012
Jill T. McGruder	$0	$0
Phillip R. Cox	$35,471.13	$82,400
Donald Siekmann	$33,620.08	$83,625
Susan J. Hickenlooper	$29,940.38	$72,940
H. Jerome Lerner	$29,940.38	$72,940

Name	Aggregate Compensation From the Trust for the Fiscal Year Ended September 30, 2012(1)	Total Compensation From the Touchstone Fund Complex(2) for the Fiscal Year Ended September 30, 2012
John P. Zanotti	$33,205.02	$77,500

(1)         The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2012 is $4,000.

(2)         As of September 30, 2012, the Touchstone Fund Complex consisted of 17 series of the Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 22 series of Touchstone Strategic Trust, 11 variable annuity series of Touchstone Variable Series Trust, and 1 series of Touchstone Institutional Funds Trust.

The following table shows the Trustee quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Beginning 1/1/13	$11,000	$4,500	$4,500	$5,000
10/1/11-12/31/12	$9,500	$3,600	$3,388	$4,500

Leading Trustee Fees
Beginning 1/1/13	$5,000
10/1/11-12/31/12	$3,000

Committee Chair Fees
Beginning 1/1/13	$1,000	$1,500	$1,500
10/1/11-12/31/12		$1,400	$2,137
2013 Telephonic Meeting Attendance Fee = $1,500

All fees are split equally among the Funds comprising the Touchstone Fund Complex.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee.   Messrs. Cox, Lerner, Siekmann, and Zanotti, and Ms. Hickenlooper are members of the Audit Committee.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls.  During the fiscal year ended September 30, 2012, the Audit Committee held five meetings.

Governance Committee.  Messrs. Cox, Lerner, Siekmann, and Zanotti and Ms. Hickenlooper are members of the Governance Committee.  The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  The Governance Committee held four meetings during the fiscal year ended September 30, 2012.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.

Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

The following table reflects the Trustees’ beneficial ownership in the Funds* and the Touchstone Fund Complex as of December 31, 2012.

	Dollar Range of Securities in Emerging Markets Equity Fund	Dollar Range of Securities in Focused Equity Fund	Dollar Range of Securities in Global Equity Fund	Dollar Range of Securities in Global Real Estate Fund
Jill T. McGruder	$10,001 - $50,000	$10,001 - $50,000	None	None
Phillip R. Cox	None	None	None	None
H. Jerome Lerner	None	None	None	None
Donald C. Siekmann	None	None	None	None
Susan J. Hickenlooper	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000
John P. Zanotti	None	None	None	None

	Dollar Range of Securities in Large Cap Relative Value Fund	Dollar Range of Securities in Merger Arbitrage Fund	Dollar Range of Securities in Mid Cap Value Fund	Dollar Range of Securities in Market Neutral Equity Fund

Jill T. McGruder	None	None	$10,001 - $50,000	None
Phillip R. Cox	None	None	None	None
H. Jerome Lerner	None	None	None	None
Donald C. Siekmann	None	None	None	None
Susan J. Hickenlooper	$50,001 - $100,000	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000
John P. Zanotti	None	None	None	None

	Dollar Range of Securities in Sands Capital Select Growth Fund	Dollar Range of Securities in Small Cap Core Fund	Dollar Range of Securities in Small Cap Value Fund	Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)
Jill T. McGruder	None	$10,001 - $50,000	None	Over $100,000
Phillip R. Cox	None	None	None	$1 - $10,000
H. Jerome Lerner	None	None	None	Over $100,000
Donald C. Siekmann	Over $100,000	None	None	Over $100,000
Susan J. Hickenlooper	$10,001 - $50,000	$50,001-$100,000	None	Over $100,000
John P. Zanotti	None	None	$0 – $10,000	$50,001 - $100,000

* The Trustees did not have any beneficial interest in the Funds that are not listed in the chart above.

(1) As of December 31, 2012, the Touchstone Fund Complex consisted of 17 series of the Trust, 22 series of Touchstone Strategic Trust, 3 series of  Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust, and 1 series of Touchstone Institutional Funds Trust.

CHOOSING A CLASS OF SHARES

Purchases and redemptions may be made through BNY Mellon P.O Box 9878, Providence, RI 02940, (the “Transfer Agent”) on days when the New York Stock Exchange is open for business.  Currently, the days on which each Fund is closed for business are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash.  However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind).

Each Fund’s net asset value (“NAV”) per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.

The Funds participate in fund “supermarket” arrangements.  In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket.  In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee.  In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares.  Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The Trust’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

CLASS A SHARES.  Class A shares are sold at NAV plus an initial sales charge as shown in the table below.  In some cases the initial sales charge for purchases of Class A shares may be waived or reduced, as described in the prospectus.

Sales Charge for Equity and the Global Real Estate Fund and the Market Neutral Equity Fund (the “Alternative Investment Funds”):

Amount of Investment	Percentage of Offering Price Deducted for Sales Charge	Which Equals this Percentage of Your Net Investment	Dealer Reallowance as Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 or more	None	None	None

Sales Charge for Bond Funds (except the Touchstone Ultra Short Duration Fixed Income Fund)

Amount of Investment	Percentage of Offering Price Deducted for Sales Charge	Which Equals this Percentage of Your Net Investment	Dealer Reallowance as Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 or more	None	None	None

Sales Charge for the Touchstone Ultra Short Duration Fixed Income Fund

Amount of Investment	Percentage of Offering Price Deducted for Sales Charge	Which Equals this Percentage of Your Net Investment	Dealer Reallowance as Percentage of Offering Price
Under $50,000	2.00%	2.04%	1.75%
$50,000 but less than $100,000	1.50%	1.52%	1.25%
$100,000 but less than $250,000	1.00%	1.01%	0.85%
$250,000 but less than $500,000	0.50%	0.50%	0.40%
$500,000 or more	0.00%	0.00%	0.00%

For initial purchases of Class A shares(1) of $1 million or more and subsequent purchases further increasing the size of an individual shareholder account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment	Dealer Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

(1)  This does not apply to the Ultra Short Duration Fixed Income Fund.

The Distributor does not have an annual reset for these fees.  In determining a dealer’s eligibility for such commission, purchases of Class A shares of an individual shareholder Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds.  If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption.  Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer’s commission unless the exchange is from a Touchstone Fund with assets as to which a dealer’s commission or similar payment has not been previously paid.  No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous 12 months.  Redemptions of Class A shares may result in the imposition of a CDSC if the dealer’s commission described in this paragraph was paid in connection with the purchase of such shares.  See “CDSC for Certain Redemptions of Class A shares” below.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase.  The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed.  A CDSC will not be imposed upon redemptions of Class C shares held for at least one year.  Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets allocable to Class C shares.  The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.  The Ultra Short Duration Fixed Income Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of the prospectus relating to the Fund.

CLASS Y SHARES.  Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC.  Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor.  These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution.

CLASS Z SHARES.  Class Z shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC but are subject to a shareholder servicing fee.  Class Z shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor.

INSTITUTIONAL CLASS SHARES.   Institutional Class shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund.  Institutional Class shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor.  These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution.  Institutional Class shares may also be purchased directly through the Distributor.

Class A and Class C shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares of the same fund, if offered in their state and such an exchange can be accommodated by their financial institution.  Class A, Class C, and Class Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A, Class C, and/or Class Y shares for Institutional Class shares of the same fund, if offered in their state, they meet the initial investment minimum for Institutional Class shares, and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with the Distributor, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.  No front end sales charges will apply to any such exchange, however, if the Class C share assets have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase, a 1% CDSC will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. For federal income tax purposes, exchanges of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss.  There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

Additional Information on the CDSC

The CDSC is waived under the following circumstances:

·                  Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

·                  Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

·                  Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

General.  All sales charges imposed on redemptions are paid to the Distributor.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC for Certain Redemptions of Class A Shares.  A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase.  The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption.  If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase.  Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

Examples.  The following example will illustrate the operation of the CDSC.  Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions.  If, at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment.  With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.  Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge.  At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares.  In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.                                     Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.                                      Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Institutional Class shares of the Funds.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in the prospectus for whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1.  purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2.  purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3.  purchases by any employees of BNY Mellon Investment Servicing (US), Inc. who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer, or employee.  The term “employee” is deemed to include current and retired employees.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries.  Touchstone has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.

Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Class A Sales Charge for former Navellier Shareholders.  Shareholders who owned shares of the Navellier International Growth Portfolio as of September 26, 2008 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Small Cap Value Fund Class A Sales Charge for Former Class Z Shareholders. Shareholders who owned Class Z shares of the Small Cap Value Fund as of June 10, 2011 who are purchasing additional shares for their accounts or opening new accounts in the Small Cap Value Fund are not subject to the front-end sales charge for purchases of Class A shares of the Small Cap Value Fund.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Shareholders who are eligible for the sales charge waivers listed above may open an account with the Fund directly to receive the sales charge waiver.

Class Y Shares Grandfather Clause.  New purchases of the Class Y shares are no longer available directly through Touchstone.  Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009, or those former Old Mutual shareholders who owned Class Z shares which became Class Y shares on April 16, 2012, or those former Fifth Third Mutual Fund Shareholders who owned Institutional Class shares which became Class Y shares on September 10, 2012 may continue to hold Class Y shares of the corresponding Fund(s).  In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009, April 16, 2012, and September 2012, respectively.

Purchases in Kind.  Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund’s investment goals and is otherwise acceptable to the Advisor.  Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemption in Kind.  Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs, including income taxes, if any, in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period.

Uncashed Distribution Checks.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Fund Shares Purchased by Check.  We may delay the processing of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances. (Only applicable for shares held through Touchstone directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you.  Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees.  The Administrator or its delegates may use independent pricing services to obtain valuations of securities.  The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties.  Prices are generally determined using readily available market prices.  If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees.  The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges.  These securities may trade on weekends or other days when the Funds do not calculate net asset value.  As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds.  Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder.  The summary is based upon current provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.  Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL.  For federal tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a Regulated Investment Company (a “RIC”) under the IRC.  By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash.  Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY.  Qualification as a RIC under the IRC requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities.  To date, such regulations have not been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest).  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement.  Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the IRC.  In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporation shareholders and the 15% non-corporate shareholder long-term capital gain rate for taxable years beginning prior to January 1, 2013; and after January 1, 2013, the long-term capital gain rate is 20% for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% for non-corporate shareholders with taxable income of less than the threshold amounts.

EXCISE TAX.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so.

Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS.  For losses arising from tax years beginning before December 22, 2010 a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely.  For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  A Fund cannot carry back or carry forward any net operating losses.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.  Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES.  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the IRC in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

TAX CREDIT BONDS.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds.  A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the IRC. If a Fund were to make an election, a shareholder of such Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES.  A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITs.  A Fund may invest in REITs.  Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities.  See “Tax-Exempt Shareholders.”

DISTRIBUTIONS.  Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders in taxable years beginning before January 1, 2013.  After January 1, 2013, the long-term capital gain rate is 20% for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly), 15% for non-corporate shareholders with taxable income of less than the threshold amounts, and 0% for non-corporate shareholders in lower tax brackets.  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES.  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

SALES, EXCHANGES OR REDEMPTIONS.  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

BACKUP WITHHOLDING.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES.  State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. Federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund long-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the IRC and U.S. Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations”) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders.  Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).  All non-U.S. shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

Recently enacted rules require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons.  The IRS has issued final guidance with respect to these new rules.  However, since they have been recently promulgated, all aspects of their application and scope are not yet clear as to their implementation in certain respects.  Pursuant to that guidance, a 30% withholding tax will be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.  Shareholders are urged and advised to consult their own tax advisor regarding the application of this new reporting and withholding regime to their own tax situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS.  A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns.  It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements.  Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS.  A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs.  Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Advisor are authorized to select brokers and dealers to effect securities transactions for the Funds.  Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved.  While the Advisor and each Sub-Advisor generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.  The Advisor and each Sub-Advisor seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-Advisor.  Such services may include, without limitation, analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services.  Information so received by the Advisor and each Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-Advisor under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively.  If, in the judgment of the Advisor and each Sub-Advisor, a Fund or other accounts managed by the Advisor and the Sub-Advisor will be benefited by supplemental research services, the Advisor and the Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction.  These research services include, without limitation, advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.  The expenses of the Advisor and each Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-Advisor will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed “affiliates” under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC.  Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

It is not the Funds’ practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or a Sub-Advisor directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions.  In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Advisor nor any Sub-Advisor may consider the sale of Fund shares in selecting among executing broker-dealers.  The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.

The brokerage commissions paid by the Trust for the fiscal years ended September 30, 2010, 2011 and 2012 were as follows:

	Total Dollar Amount of Brokerage Commissions Paid
Fund	2010	2011		2012
Touchstone Premium Yield Equity Fund	$37,274	$58,331		$96,592
Touchstone Ultra Short Duration Fixed Income Fund	N/A	N/A		N/A
Touchstone Short Duration Fixed Income Fund	N/A	N/A		N/A
Touchstone Small Cap Value Fund	$448,303	$316,940		$146,655
Touchstone Sands Capital Select Growth Fund	$230,796	$432,405		$758,943
Touchstone Mid Cap Fund	$457,812	$174,727		$126,001
Touchstone Total Return Bond Fund	$41	N/A		N/A
Touchstone Emerging Markets Equity Fund	$176,320	$649,566		$405,683
Touchstone Global Equity Fund	$12,510	$10,935		$20,897
Touchstone Global Real Estate Fund	$10,291	$8,935		$22,048
Touchstone International Fixed Income Fund	N/A	N/A		N/A
Touchstone Large Cap Relative Value Fund	$3,543	$4,169		$23,858
Touchstone Market Neutral Equity Fund	$62,193	$92,307		$122,221
Touchstone Mid Cap Value Fund	$42,550	$68,550		$78,269
Touchstone Small Cap Core Fund	$181,509	$211,827		$344,387
Touchstone Focused Equity Fund	$15,710	$291,831		$179,217
Touchstone Merger Arbitrage Fund	N/A	$8,016	*	$431,588

*Reflects the period from August 9, 2011 to September 30, 2011.

During the fiscal year ended September 30, 2012, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:

Fund	Commissions Paid on Transactions Directed to Firms Providing Research September 30, 2012	Amount of Transactions Directed to Firms Providing Research September 30, 2012
Touchstone Premium Yield Equity Fund	$34,025	$44,751,582
Touchstone Ultra Short Duration Fixed Income Fund	N/A	N/A
Touchstone Short Duration Fixed Income Fund	N/A	N/A
Touchstone Small Cap Value Fund	$107,610	$45,918,745
Touchstone Sands Capital Select Growth Fund	$381,809	$972,423,010

Touchstone Mid Cap Fund	$2,112	$2,144,683
Touchstone Total Return Bond Fund	N/A	N/A
Touchstone Emerging Markets Equity Fund	N/A	N/A
Touchstone Global Equity Fund	N/A	N/A
Touchstone Global Real Estate Fund	$16,282	$24,681,623
Touchstone International Fixed Income Fund	N/A	N/A
Touchstone Large Cap Relative Value Fund	$2,696	$5,357,592
Touchstone Market Neutral Equity Fund	N/A	N/A
Touchstone Mid Cap Value Fund	$46,651	$41,483,428
Touchstone Small Cap Core Fund	$28,902	$26,482,332
Touchstone Focused Equity Fund	$120,704	$75,887,001
Touchstone Merger Arbitrage Fund	N/A	N/A

The total amount of securities of regular Broker/Dealers held by each Fund for the fiscal year ended September 30, 2012, were as follows:

Fund	Name of Broker/Dealer	Total Amount of Securities Held by Fund	Type of Security
Touchstone Ultra Short Duration Fixed Income Fund	Bank of America	$4,761,634	Asset-Backed Security
	Citigroup	$1,968,240	Asset-Backed Security
	Wells Fargo	$91,990	Asset-Backed Security
	Citigroup	$4,235,462	Debt
	Bank of America	$604,301	Debt
	JPMorgan	$1,272,099	Debt
	Morgan Stanley	$1,526,406	Debt
	Citigroup	$12,260	Mortgage-Backed Security
	Morgan Stanley	$10,971,780	Mortgage-Backed Security
	Bank of America	$16,389,408	Mortgage-Backed Security
	Credit Suisse	$9,150,863	Mortgage-Backed Security
	JPMorgan	$9,192,740	Mortgage-Backed Security
	Lehman Brothers/ UBS	$2,471,898	Mortgage-Backed Security
	Merrill Lynch	$4,654,023	Mortgage-Backed Security
	Wachovia	$5,991,373	Mortgage-Backed Security
	Wells Fargo	$2,966,120	Mortgage-Backed Security

Touchstone Short Duration Fixed Income Fund	Citigroup	$2,086,308	Asset-Backed Security
	Bank of New York	$316,230	Debt
	Barclays	$750,052	Debt
	Credit Suisse	$313,150	Debt
	Bank of America	$555,222	Debt
	HSBC	$552,779	Debt
	JPMorgan	$434,962	Debt
	Morgan Stanley	$467,407	Debt

Fund	Name of Broker/Dealer	Total Amount of Securities Held by Fund	Type of Security
	Citigroup	$574,390	Debt
	Bank of America	$1,942,916	Mortgage-Backed Security
	Citigroup	$1,148,488	Mortgage-Backed Security
	Credit Suisse	$449,369	Mortgage-Backed Security
	JPMorgan	$1,332,200	Mortgage-Backed Security
	Lehman Brothers/UBS	$1,316,894	Mortgage-Backed Security
	Merrill Lynch	$201,598	Mortgage-Backed Security
	Morgan Stanley	$353,996	Mortgage-Backed Security
	Wachovia	$1,047,750	Mortgage-Backed Security

Touchstone International Fixed Income Fund	Merrill Lynch	$505,426	Debt
	Barclays	$212,860	Debt

Touchstone Total Return Bond Fund	Wachovia	$1,977,500	Debt
	Citigroup	$2,555,300	Mortgage-Backed Security
	JPMorgan	$1,697,698	Mortgage-Backed Security
	Merrill Lynch	$1,528,299	Mortgage-Backed Security

Touchstone Focused Equity Fund	Bank of America	$5,292,288	Equity
	Bank of New York	$3,216,768	Equity

Touchstone Large Cap Relative Value Fund	Bank of America	$337,306	Equity
	JPMorgan	$736,736	Equity
	Morgan Stanley	$639,468	Equity
	Wells Fargo	$973,746	Equity

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.  High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

For the fiscal years ended September 30, 2011 and 2012, the Trust’s portfolio turnover rates were as follows:

	Portfolio Turnover Rate
Fund	2011	2012
Touchstone Ultra Short Duration Fixed Income Fund	144%	169%
Touchstone Short Duration Fixed Income Fund	48%	42%
Touchstone Small Cap Value Fund	206%	109%
Touchstone Sands Capital Select Growth Fund	19%	19%
Touchstone Mid Cap Fund	97%	152%
Touchstone Total Return Bond Fund	7%	79%

	Portfolio Turnover Rate
Fund	2011	2012
Touchstone Emerging Markets Equity Fund	18%	33%
Touchstone Global Equity Fund	64%	50%
Touchstone Global Real Estate Fund	85%	94%
Touchstone International Fixed Income Fund	64%	56%
Touchstone Large Cap Relative Value Fund	22%	10%
Touchstone Market Neutral Equity Fund	125%	109%
Touchstone Mid Cap Value Fund	59%	42%
Touchstone Small Cap Core Fund	37%	11%
Touchstone Focused Equity Fund	44%	54%
Touchstone Premium Yield Equity Fund	54%	16%
Touchstone Merger Arbitrage Fund	311%*	307%

*Reflects the period from August 9, 2011 to September 30, 2011.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board through periodic reporting by the Funds’ Chief Compliance Officer.  The Chief Compliance Officer will report any material violations immediately to the Board and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, any Sub-Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)             A request made by a Sub-Advisor for a Fund (or that portion of a Fund) that it manages;

2)             A request by executive officers of the Advisor for routine oversight and management purposes;

3)             For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end.  The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter.  The Funds provide their full holdings to their printer at least 45 days after the applicable six-month semi-annual period.

4)             A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the Chief Compliance Officer.

5)             A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)             A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)             A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

·                  The Funds (except the Touchstone Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

·                  The Funds (except the Touchstone Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

·                  The Touchstone Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month-end.

·                  The Touchstone Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

·                  The Touchstone Sands Capital Select Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.TouchstoneInvestments.com.

8)             The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing for good reason, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of December 31, 2012, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

CMS BondEdge

Morningstar, Inc.

Employees of the Advisor and the Funds’ Sub-Advisors that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.  Shares issued by each Fund have no preemptive, conversion, or subscription rights.  Voting rights are not cumulative.  Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund.  Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class.  As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust.  In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where a Fund’s prospectus or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class A shares, Class C shares and Class Z shares.  Shareholders have no preemptive rights.  The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds.  All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust.  The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person.  The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of the Trust has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Sub-Advisor(s).  Generally, Sub-Advisors will vote such proxies in accordance with their respective proxy voting policies and procedures, which are included in Appendix B to this SAI.  The Board may periodically review each Fund’s proxy voting record.  Information about how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available by August 31st of that year without charge, upon request by calling 1-800-543-0407 or by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 9878, Providence, RI 02940.  Each Fund’s Form N-PX (its voting record) will also be available on the SEC’s website at www.sec.gov and on the Touchstone website at www.TouchstoneInvestments.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.  As of December 31, 2012, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).  As of December 31, 2012 the name, address, and percentage of ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

Fund	Name and Address of Beneficial Owner	Percentage of Class
Touchstone Ultra Short Duration Fixed Income Fund Class A	UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	57.83%
Touchstone Ultra Short Duration Fixed Income Fund Class C	MLPF & S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. East-2nd Floor Jacksonville, FL 32246	38.46%
	Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	12.12%
	UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	7.85%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.74%
Touchstone Ultra Short Duration Fixed Income Fund Class Y	National Financial Services LLC Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	44.77%
	Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	8.38%

Fund	Name and Address of Beneficial Owner	Percentage of Class
Touchstone Ultra Short Duration Fixed Income Fund Class Z	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	38.36%
	UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	19.24%
	Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Dr. East-3rd Floor Jacksonville, FL 32246	17.20%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	6.20%
Touchstone Ultra Short Duration Fixed Income Fund Institutional Class	National Financial Services LLC Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	38.95%
	Fifth Third Bank TTEE FBO SUCC TR U/A Patricia K. Fehl P.O. Box 3385 Cincinnati, OH 45263	33.56*
	Charles Schwab & Co. Inc. Special Custody Acct. FBO Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94101	26.81%
Touchstone Short Duration Fixed Income Fund Class Z	Charles Schwab & Co. 101 Montgomery St San Francisco, CA 94101	73.10%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	13.12%
Touchstone Short Duration Fixed Income Fund Class Y	Touchstone Conservative Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	31.19%*,***
	Touchstone Balanced Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	26.55%*,***
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	17.22%

Fund	Name and Address of Beneficial Owner	Percentage of Class
	Touchstone Moderate Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	13.29%*,***
	Touchstone Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	7.30%*,***
Touchstone Sands Capital Select Growth Fund Class A	UBS Financial Services Inc. FBO UBS Wm USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	32.00%
	Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Dr. East-3rd Floor Jacksonville, FL 32246	10.37%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.29%
Touchstone Sands Capital Select Growth Fund Class C	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	30.99%
	Special Custody Acct for the Exclusive Benefit of its Customers 2801 Market Street Saint Louis, MO 63103	13.22%
	UBS Financial Services Inc. FBO UBS Wm USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	9.96%
Touchstone Sands Capital Select Growth Fund Class Z	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	31.19%
	Charles Schwab Co. Inc. Special Custody Account for the Benefit of its Customers 101 Montgomery St. San Francisco, CA 94104-4122	25.40%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	22.92%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.87%

Fund	Name and Address of Beneficial Owner	Percentage of Class
Touchstone Sands Capital Select Growth Fund Class Y	Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Dr. East-3rd Floor Jacksonville, FL 32246	23.17%
	Saxon Co. P.O. Box 7780-1888 Philadelphia, PA 19182	18.09%
	Charles Schwab Co. Inc. Attn: Mutual Funds Teams 4500 Cherry Creek Dr. S. Fl. 3 Denver, CO 80209	16.76%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.66%
	The Vanguard Fiduciary Trust Co Attn: Outside Funds PO Box 2600 VM 613 Valley Forge, PA 19482	7.65%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	6.80%
Touchstone Mid Cap Fund Class Y	Wells Fargo Bank NA FBO Omnibus Account Cash P.O. Box 1533 Minneapolis, MN 55480	75.40%
	Wells Fargo Bank NA FBO Omnibus Account Cash Reinvestment P.O. Box 1533 Minneapolis, MN 55480	16.30%
Touchstone Mid Cap Fund Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	27.20%
	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	22.33%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	6.40%
Touchstone Mid Cap Fund Class C	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	17.47%
	Special Custody Acct for the Exclusive Benefit of its Customers 2801 Market Street Saint Louis, MO 63103	11.58%

Fund	Name and Address of Beneficial Owner	Percentage of Class
Touchstone Mid Cap Fund Class Y	Wells Fargo Bank NA FBO Omnibus Account Cash PO Box 1533 Minneapolis, MN 55480	61.85%
	Wells Fargo Bank NA FBO Omnibus Account Cash PO Box 1533 Minneapolis, MN 55480	15.24%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	5.34%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	5.09%
Touchstone Mid Cap Fund Class Z	Charles Schwab Co. Inc. Attn: Mutual Funds Team S 4500 Cherry Creek 3 Dr S FL Denver, CO 80209	57.02%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	22.22%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	15.35%
Touchstone Mid Cap Fund Institutional Class	Touchstone Moderate Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	44.92%*,***
	Touchstone Balanced Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	26.11%*,***
	Touchstone Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	21.48%*,***
	Touchstone Conservative Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	7.46%*,***
Touchstone Small Cap Value Fund Class A	Charles Schwab & Co. Inc. Attn: Mutual Funds Teams 4500 Cherry Creek Dr. S., Fl. 3 Denver, CO 80209	37.46%
	Special Custody Acct for the Exclusive Benefit of its Customers 2801 Market Street Saint Louis, MO 63103	10.35%
Touchstone Small Cap Value Fund Class C	Janney Montgomery Scott LLC Exclusive Benefit of Customers 1717 Arch Street Philadelphia, PA 19103	76.58%

Fund	Name and Address of Beneficial Owner	Percentage of Class
	Apex Clearing Corporation C/O Penson Financial Services 17 Pacific Ave Suite 1400\ Dallas, TX 75201	16.35%*
	American Enterprise Inv Services 707 2nd Ave. South Minneapolis, MN 55402	5.36%*
Touchstone Small Cap Value Fund Class Y	Special Custody Acct For the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	68.63%
	Janney Montgomery Scott LLC Exclusive Benefit of Customers 1717 Arch Street Philadelphia, PA 19103	13.81%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	11.77%
Touchstone Small Cap Value Fund Institutional Class	SEI Private Trust Co c/o Chevy Chase Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	57.27%**
	Wells Fargo Bank NA FBO Hick Spr Mutual Funds P.O. Box 1533 Minneapolis, MN 55480	41.88%*
Touchstone Premium Yield Equity Fund Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	24.19%
	Western & Southern Life Insurance Co. 400 Broadway Cincinnati, OH 45202	20.85%*
	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	12.92%
	Western & Southern Financial Group Attn: MS 80 - Investment Accounting 400 Broadway Cincinnati, OH 45202	11.14%*
Touchstone Premium Yield Equity Fund Class C	UBS Financial Services Inc, FBO UBS WM USA Attn: Dept Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	23.48%
	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	15..36%

Fund	Name and Address of Beneficial Owner	Percentage of Class
	MLPF & S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East-2nd Floor Jacksonville, FL 32246	10.59%
	Special Custody Acct for the Exclusive Benefit of its Customers 2801 Market Street Saint Louis, MO 63103	8.04%
Touchstone Premium Yield Equity Fund Class Y	MLPF & S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East-2nd Floor Jacksonville, FL 32246	24.75%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	23.04%
	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	19.04%
	Special Custody Acct for the Exclusive Benefit of its Customers 2801 Market Street Saint Louis, MO 63103	18.22%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	6.07%
Touchstone Total Return Bond Fund Class A	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	17.40%
	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	13.28%
Touchstone Total Return Bond Fund Class C	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	12.50%
	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	8.37%
	Janney Montgomery Scott LLC Exclusive Benefit of Customers 1717 Arch Street Philadelphia, PA 19103	5.20%

Fund	Name and Address of Beneficial Owner	Percentage of Class
Touchstone Total Return Bond Fund Class Y	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	30.09%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Department 200 Liberty Street 5th Floor 1 World Financial Center New York, NY 10281	12.27%
	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095	12.01%*
	United Neighborhood Houses of New York 70 West 36th Street New York, NY 10018	8.42%*
	Janney Montgomery Scott LLC Exclusive Benefit of Customers 1717 Arch Street Philadelphia, PA 19103	6.84%
Touchstone Total Return Bond Fund Institutional Class	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Department 200 Liberty Street 5th Floor 1 World Financial Center New York, NY 10281	45.58%
	Touchstone Moderate Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	14.79%*,***
	Touchstone Conservative Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	13.75%*,***
	Touchstone Balanced Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	13.31%*,***
	US Bancorp FBO City of Milw Def Comp Plan C/O IPO Portfolio Acct. Columbus, OH 43218	5.95%
Touchstone Emerging Markets Equity Fund Class A	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	26.44%
	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	9.12%
Touchstone Emerging Markets Equity Fund Class C	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	39.09%

Fund	Name and Address of Beneficial Owner	Percentage of Class
	Special Custody Acct for the Exclusive Benefit of its Customers 2801 Market Street Saint Louis, MO 63103	25.95%
Touchstone Emerging Market Equity Fund Class Y	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	54.21%
	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	42.16%
Touchstone Emerging Markets Equity Fund Institutional Class	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	49.16%
	MAC & CO Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	15.14%
	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	7.88%
Touchstone Focused Equity Fund Class C	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. East Jacksonville, FL 32246	69.23%
	TD Ameritrade Inc. FBO For the Exclusive Benefit of its Customers P.O. Box 2226 Omaha, NE 68103	10.04%
Touchstone Focused Equity Fund Class Y	Fifth Third Bank TTEE Western & Southern Life Insurance Co 401(k) Savings Plan 8515 E Orchard Rd 2T2 Centennial, CO 80111	62.62%
	National Financial Services Bank TTEE For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 5th Floor 200 Liberty St. One World Fincl Ctr New York, NY 10281	10.82%
	The Western & Southern Life Ins Co Deferred Comp Plan 400 Broadway Cincinnati, OH 45202	7.16%

Fund	Name and Address of Beneficial Owner	Percentage of Class
Touchstone Focused Equity Fund Institutional Class	Touchstone Moderate Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	41.42%*,***
	Touchstone Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	19.79%*,***
	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	19.38%
	Touchstone Balanced Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	14.46%*,***
Touchstone Global Equity Fund Class A	Lafayette Life Foundation Inc. Attn: Investments 508 Vermont Drive Lafayette, IN 47905	42.68%*
	Western & Southern Life Insurance Company 400 Broadway MS 80 Cincinnati, OH 45202	15.86%*
	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	8.05%
	RBC Capital Markets LLC Geraldine M Cook JT Ten/WROS 33302 White Oak Ct Magnolia, TX 77354	5.22%*
Touchstone Global Equity Fund Class C	Western & Southern Life Insurance Company 400 Broadway MS 80 Cincinnati, OH 45202	31.41%**
	RBC Capital Markets LLC Robert D Edgar Leslie A Edgar JT Ten/WROS 21520 Fairway Ave Port Charlotte, FL 33952	9.34%*
	RBC Capital Markets LLC Charles A Graven 12850 Foothill Lane Saratoga, CA 95070	8.32%*
	RBC Capital Markets LLC Usha Patel 13219 Brushy Knoll Lane Sugar Land, TX 77498	5.60%*
Touchstone Global Equity Fund Class Y	Western & Southern Life Insurance Company 400 Broadway MS 80 Cincinnati, OH 45202	39.66%**

Fund	Name and Address of Beneficial Owner	Percentage of Class
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	30.38%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	20.73%
Touchstone Global Equity Fund Institutional Class	Western & Southern Life Insurance Company 400 Broadway MS 80 Cincinnati, OH 45202	34.55%**
	Touchstone Moderate Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	29.87%**,***
	Touchstone Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	17.84%*,***
	Touchstone Balanced Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	13.04%*,***
Touchstone Global Real Estate Fund Class A	Western & Southern Financial Group Attn: MS 80 - Investment Accounting 400 Broadway Cincinnati, OH 45202	28.18%*
	Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104	11.66%
	NFS LLC FEBO Jean S Crosby 7181 County Route 13 Bath, NY 14810	9.00%*
	RBC Capital Markets LLC William R Wood 3919 Via Escuda La Mesa, CA 91941	7.93%*
	BNYM I S Trust Co Cust IRA Fund Bret W Haggy 408 W Saint Clair Ave. Cleveland, OH 44113	7.56%*
Touchstone Global Real Estate Fund Class C	Western & Southern Financial Group Attn: MS 80 — Investment Accounting 400 Broadway Cincinnati, OH 45202	58.41%*
	RBC Capital Markets LLC Cynthia A Farwell 12559 Caminitti Mira Del Mar San Diego, CA 92130	6.41%*
	RBC Capital Markets LLC Jalil J Nasseri 15414 Nawa Ct San Diego, CA 92129	6.08%*

Fund	Name and Address of Beneficial Owner	Percentage of Class
Touchstone Global Real Estate Fund Class Y	Western & Southern Financial Group Attn: MS 80 — Investment Accounting 400 Broadway Cincinnati, OH 45202	95.04%*
Touchstone Global Real Estate Fund Institutional Class	Touchstone Moderate Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	31.45%**,***
	Touchstone Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	22.45%*,***
	Touchstone Balanced Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	20.52%*,***
	Western & Southern Financial Group Attn: MS 80 — Investment Accounting 400 Broadway Cincinnati, OH 45202	17.85%*
	Touchstone Conservative Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	7.68%*,***
Touchstone International Fixed Income Fund Class A	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	34.26%
	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	14.02%
	Western & Southern Financial Group Attn: MS 80 — Investment Accounting 400 Broadway Cincinnati, OH 45202	6.31%*
Touchstone International Fixed Income Fund Class C	Western & Southern Financial Group Attn: MS 80 — Investment Accounting 400 Broadway Cincinnati, OH 45202	30.20%**
	RJ&A FBO Eleanor T Nashleanas TTEE Peter A & Eleanor T Nashleanas Trust 5820 Flintridge Drive Apt. 237 Colorado Springs, CO 80918	13.82%*
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	10.02%
	Raymond James Associates Inc. FBO Alvin Singer TTEE Melissa Ross Exempt Tr 475 Laurel Ave Apt F Highland Park, IL 60035	5.97%*
	Raymond James Associates Inc. FBO Alvin Singer TTEE Laurie Jo Ross Exempt Tr 475 Laurel Ave Apt F Highland Park, IL 60035	5.72%*

Fund	Name and Address of Beneficial Owner	Percentage of Class
	Raymond James Associates Inc. FBO Richard Charles Joanne Morgan Charles Jt WROS 1401 W Dry Creek Rd Littleton, CO 80120	5.39%*
Touchstone International Fixed Income Fund Class Y	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	43.84%
	Western & Southern Financial Group Attn: MS 80 — Investment Accounting 400 Broadway Cincinnati, OH 45202	25.18%**
	Ken Bingham & Sue Bingham JTWROS 111 Brow Rd. SW Rome, Georgia 30165	10.47%*
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	10.04%
Touchstone International Fixed Income Fund Institutional Class	Western & Southern Financial Group Attn: MS 80 — Investment Accounting 400 Broadway Cincinnati, OH 45202	29.03%**
	Touchstone Balanced Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	26.73%*,***
	Touchstone Conservative Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	24.33%*.***
	Touchstone Moderate Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	12.20%***
	Wells Fargo Bank NA FBO PO Box 1533 Minneapolis, MN 55480	6.28%
Touchstone Large Cap Relative Value Fund Class A	Western & Southern Life Insurance Company MS 80 400 Broadway Cincinnati, OH 45202	12.98%*
	NFS LLC FEBO Shahriyar Banihashemi TTEE Shahriyar Banihashemi RETMT TR 10116 Riverside Dr. STE 301 Toluca Lake, CA 91602	6.39%*
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	5.49%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.26%

Fund	Name and Address of Beneficial Owner	Percentage of Class
	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	5.25%
Touchstone Large Cap Relative Value Fund Class C	Western & Southern Life Insurance Company 400 Broadway MS 80 Cincinnati, OH 45202	41.33%*
	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	39.84%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	9.14%
Touchstone Large Cap Relative Value Fund Class Y	Fifth Third Bank TTEE Western & Southern Insurance Company 401(k) Savings Plan 8515 E Orchard Rd Centennial, CO 80111	83.04%
Touchstone Large Cap Relative Value Fund Institutional Class	Touchstone Moderate Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	25.95%*,***
	Touchstone Balanced Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	19.68%*,***
	Western & Southern Life Insurance Company 400 Broadway MS 80 Cincinnati, OH 45202	12.87%*
	Touchstone Growth Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	12.32%*,***
	Fifth Third Bank FBO Meijer Foundation PO Box 3385 Cincinnati, OH 45263	11.51%*
	National Financial SVCS Corp For Exclusive Benefit of Our Customers Russ Lennon 499 Washington Blvd Jersey City, NJ 07310	8.73%*
	Touchstone Conservative Allocation Fund 303 Broadway Street, Suite 1100 Cincinnati, OH 45202	8.00%*,***
Touchstone Market Neutral Equity Fund Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	38.71%
	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	25.55%

Fund	Name and Address of Beneficial Owner	Percentage of Class
	Western & Southern Financial Group Attn: MS 80 — Investment Accounting 400 Broadway Cincinnati, OH 45202	14.83%*
	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	11.62%
Touchstone Market Neutral Equity Fund Class C	Western & Southern Financial Group Attn: MS 80 — Investment Accounting 400 Broadway Cincinnati, OH 45202	52.34%**
	Morgan Keegan CO FBO Susan D Selecman — IRA 2005 Breakers Point Knoxville, TN 37922	14.03%*
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	6.44%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	5.30%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	5.09%
Touchstone Market Neutral Equity Fund Class Y	Western & Southern Financial Group Attn: MS 80 — Investment Accounting 400 Broadway Cincinnati, OH 45202	53.09%**
	Western & Southern Life Insurance Company 400 Broadway MS 80 Cincinnati, OH 45202	24.37%*
	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	8.23%
Touchstone Small Cap Core Fund Class A	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	43.99%
	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	10.64%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	8.17%
Touchstone Small Cap Core Fund Class C	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	38.01%

Fund	Name and Address of Beneficial Owner	Percentage of Class
	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East Jacksonville, FL 32246	14.60%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.01%
	Janney Montgomery Scott LLC Exclusive Benefit of Customers 1717 Arch Street Philadelphia, PA 19103	5.10%
Touchstone Small Cap Core Fund Class Y	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	44.57%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	17.73%
	MLPF & S Attn: Fund Administration 4800 Deer Lake Drive East-2nd Floor Jacksonville, FL 32246	5.02%
Touchstone Small Cap Core Fund Institutional Class	Wells Fargo Bank FBO PO Box 1533 Minneapolis, MN 55480	22.43%
	Wells Fargo Bank FBO 1525 West WT Harris Blvd Charlotte, NC 28288	18.57%*
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	13.32%
	Parbanc CO 514 Market St Parkersburg, WV 26101	12.08%*
	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94101	10.67%
	TD Ameritrade Inc for the Exclusive Benefit of our Customers PO Box 2226 Omaha, NE 68103	6.28%
Touchstone Mid Cap Value Fund Class A	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94101	32.39%

Fund	Name and Address of Beneficial Owner	Percentage of Class
	NFS LLC FEBO City National Bank FBO Convergent Capital Mgmt. Po 225 Broadway Floor 5 San Diego, CA 92101	16.40%*
	TD Ameritrade Inc. FBO For the Exclusive Benefit of its Customers P.O. Box 2226 Omaha, NE 68103	12.54%
	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	10.18%
Touchstone Mid Cap Value Fund Class C	Western & Southern Life Insurance Company 400 Broadway MS 80 Cincinnati, OH 45202	47.12%*,**
	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of its Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94101	24.24%
	RBC Capital Markets LLC Cynthia A Farwell 12559 Caminiti Mira Del Mar San Diego, CA 92130	5.16%*
Touchstone Mid Cap Value Fund Class Y	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94101	48.70%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	30.40%
	Fifth Third Bank TTEE Western & Southern Life Insurance Company 401(k) Savings Plan 8515 E Orchard Rd Centennial, CO 80111	8.84%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	6.58%
Touchstone Mid Cap Value Fund Institutional Class	Western & Southern Life Insurance Company 400 Broadway MS 80 Cincinnati, OH 45202	32.27%*
	Western & Southern Financial Group Attn: MS 80 — Investment Accounting 400 Broadway Cincinnati, OH 45202	18.08%*

Fund	Name and Address of Beneficial Owner	Percentage of Class
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	6.80%
	JPMorgan Chase as Trustee FBO Astellas US Retirement and Savings 11500 Outlook St Overland Park, KS 66211	8.83%*
	Touchstone Moderate Growth Allocation Fund 303 Broadway St STE 1100 Cincinnati, OH 45202	5.97%*.***
Touchstone Merger Arbitrage Fund Class A	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	39.09%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	19.43%
	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94101	15.45%
Touchstone Merger Arbitrage Fund Class C	Janney Montgomery Scott LLC Exclusive Benefit of customers 1717 Arch Street Philadelphia, PA 19103	21.01%
	UBS Financial Services Inc, FBO UBS WM USA Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	12.15%
Touchstone Merger Arbitrage Fund Class Y	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	51.59%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	12.91%
	Janney Montgomery Scott LLC Exclusive Benefit of customers 1717 Arch Street Philadelphia, PA 19103	10.72%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.05%
Touchstone Merger Arbitrage Fund Institutional Class	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. — 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	32.03%

Fund	Name and Address of Beneficial Owner	Percentage of Class
	Wendel & CO C/O The Bank of New York Mellon Mutual Funds Reorg Dept. PO Box 1066 Wall Street Station New York, NY 10268	16.03%*
	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	9.57%
	Wendel & CO C/O The Bank of New York Mellon Mutual Funds Reorg Dept. PO Box 1066 Wall Street Station New York, NY 10268	6.98%*
	GreenLeaf Trust Cash Reinvest 3 211 South Rose Street Kalamazoo, MI 49007	5.85%*
	Touchstone Balanced Allocation Fund 303 Broadway St STE 1100 Cincinnati, OH 45202	5.05%*,***

*Indicates that shares are held beneficially.

**May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of December 31, 2012.  As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.  Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.

***The Touchstone Conservative Allocation Fund, the Touchstone Balanced Allocation Fund, the Touchstone Moderate Growth Allocation Fund, and the Touchstone Growth Allocation Fund (the “Asset Allocation Funds”) are each structured as a fund-of-funds. Pursuant to the proxy voting policies of Touchstone Advisors, the Asset Allocation Funds vote their shares in the same proportion as the votes of all other shareholders in that underlying Touchstone Fund.

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, Massachusetts 02109, is the Trust’s custodian.  BBH acts as the Trust’s depository; safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202 has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2013.  Ernst & Young LLP will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

LEGAL COUNSEL

Pepper Hamilton LLP, located at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended September 30, 2012, including the notes thereto and the report of Ernst & Young LLP thereon, which are included in the most recent annual report, are incorporated by reference into this SAI.  No other parts of the annual report are hereby incorporated by reference.  You may obtain, free of charge, the Annual Report by writing the Trust at, P.O. Box 9878, Providence, RI 02940; by calling the Trust at 1-800-543-0407; or by downloading a copy at www.TouchstoneInvestments.com.  You may also obtain future annual and semi-annual reports, as well as other information about the Touchstone Funds Group Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A — DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Dominion Bond Rating Service, Limited (“Dominion”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P®, Fitch and Dominion are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  The Advisor and/or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  In that event, the Advisor and/or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Dominion ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by Dominion, which information is not audited or verified by Dominion.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” —   High short-term default risk.  This designation indicates that default is a real possibility.

“RD” —  Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

“D” — Default.  This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

·                  The ratings do not predict a specific percentage of default likelihood over any given time period.

·                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

·                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

·                  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

·                  The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle)” and “(low).”

R-1 (high)

Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)

Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)

Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)

Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)

Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)

Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3

Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4

Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

·                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

·                  Nature of and provisions of the obligation;

·                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk.  “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

·         The ratings do not predict a specific percentage of default likelihood over any given time period.

·         The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

·         The ratings do not opine on the liquidity of the issuer’s securities or stock.

·         The ratings do not opine on the possible loss severity on an obligation should an issuer default.

·         The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

·         The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA

Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA

Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A

Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB

Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB

Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C

Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

·                  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

·                  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B — PROXY VOTING POLICIES

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Fort Washington’s policy is to vote proxies in the best interests of the Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

·      maintain or strengthen the shared interests of stockholders and management;

·      increase shareholder value; and

·      maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics’ proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

·      If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

·      Fort Washington may engage an independent third party to determine how the proxy should be voted;

·      Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

SANDS CAPITAL MANAGEMENT LLC

Proxy Voting Policy and Procedures

Most Recent Amendment: January 2011

Implementation Date: November 2006

Issue

Rule 206(4)-6 under the Advisers Act requires every registered investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a significant number of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

It is the policy of SCM to vote client proxies in the best interest of our clients.  Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of each proposal to be voted on.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.

Procedures for SCM’s Receipt of Class Actions

The following procedures outline SCM’s receipt of “Class Action” documents from clients and custodians:

SCM will not file “Class Actions” on behalf of any client.  If “Class Action” documents are received by SCM from a client’s custodian, SCM will make a best effort to forward the documents to the client.  Likewise if “Class Action documents are received by SCM from a client, SCM will make a best effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action”.

Proxy Committee

SCM has established a Proxy Committee.  The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Director of Compliance) and one or more rotating members (Portfolio Managers).  The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities.  A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business.  The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Proxy Voting Policy and Procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third-party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by SCM.  The Proxy Committee reviews reports on SCM’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues.  These criteria and general voting guidelines are set forth in SCM’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as

Attachment C.  The Proxy Committee may amend or supplement the Guidelines from time to time.  All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

Procedures For Identification and Voting of Proxies

The following procedures are designed to enable SCM to resolve material conflicts of interest before voting client proxies.

SCM maintains a list of all clients for which it votes proxies.  The list may be maintained either in hard copy or electronically and is updated by the Director of Client Services or a designee who obtains proxy voting information from client agreements.

As part of the account opening procedure, the Director of Client Services will note whether or not SCM is responsible for voting proxies for the new client.

In cases where it has been designated to vote client proxies, SCM works with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

The Director of Client Services receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.

.Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines.  In evaluating a proxy proposal, an analyst may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.

SCM Staff Members will reasonably try to assess whether there are any material conflicts between SCM’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

So long as no material conflicts of interest have been identified, SCM will vote proxies according to SCM’s policy.  SCM may also elect not to vote if it deems doing so in its clients’ best interest.  (See #8 and Proxies of Certain Non-U.S. Issuers below.)  The rationale for not voting a client proxy will be documented and the documentation will be maintained in SCM’s permanent files.

Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution.  See Conflicts of Interest section for additional information.

SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations.  SCM shall at no time ignore or neglect its proxy voting responsibilities.  However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.  See Proxies of Certain Non-U.S. Issuers below,

The Director of Client Services and the Research Analyst will report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with SCM’s policy, as well as any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies.  Such report shall be made to SCM’s Chief Compliance Officer (“CCO”), or if the CCO is the person attempting to influence the voting, then to SCM’s Chief Executive Officer.

All proxy votes will be recorded and the following information will be maintained:

·      The name of the issuer of the portfolio security;

·      The exchange ticker symbol of the portfolio security;

·      The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

·      The shareholder meeting date;

·      The number of shares SCM is voting firm-wide;

·      A brief identification of the matter voted on;

·      Whether the matter was proposed by the issuer or by a security holder;

·      Whether or not SCM cast its vote on the matter;

·      How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

·      Whether SCM cast its vote with or against management; and

·      Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s permanent files.

Loaned Securities

When an SCM client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan.  SCM will generally not seek to recall for voting the client shares on loan.  However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, SCM may request a client to recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities  The research analyst who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.

In determining whether a recall of a security is warranted (“Significant Event”), SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities.  SCM may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event.  The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.

Proxies of Certain Non-U.S. Issuers

It is SCM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.

Voting proxies of issuers in non-US markets may give rise to a number of administrative/operational issues that may cause SCM to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients.  While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

Some markets require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.

Proxy material may not be available in English.

SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may not vote in those instances.

Proxy voting in certain countries requires “share blocking.”  Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.  During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.  Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period).  Accordingly, if share blocking is required SCM generally elects not to vote those shares.  The Portfolio Manager or Research Analyst in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

Conflicts of Interest

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

Conflict:  SCM is retained by a firm, or is in the process of being retained by a firm, which is affiliated with an issuer that is held in SCM’s client portfolios.

Conflict:  SCM is retained by an individual, or is in the process of being retained by an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios.

Conflict:  SCM’s Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios.  The spouse could attempt to influence SCM to vote in favor of management.

Conflict:  SCM or a Staff Member(s) personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios.  The Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by SCM’s policy.  The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes that, due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner.  Upon such notification, the Director of Client Services and/or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal.  The Proxy Committee may determine on a case by-case basis that a particular proposal does not involve a material conflict of interest.  To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer.  If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the Research Analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee.  Prior to voting on the proposal, SCM may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).

Recordkeeping

SCM must maintain the documentation described in the following section for a period of not less than five (5) years in an easily accessible place, the first two (2) years at its principal place of business.  Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services.  All written requests must be retained in the permanent file.

The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy statements received regarding client securities:

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

SCM will ensure that Part II of Form ADV is updated as necessary to reflect:  (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

Proxy Solicitation

As a matter of practice, it is SCM’s policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any Staff Member accept any remuneration in the solicitation of proxies.  The Director of Client Services shall handle all responses to such solicitations.

Responsibility

The Director of Client Services is responsible for overseeing and implementing this Proxy Voting Policy and Procedures.

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management.  Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved.  As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock.  However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I. The Board of Directors

A.            Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

·      Long-term corporate performance record relative to a market index;

·      Composition of board and key board committees;

·      Corporate governance provisions and takeover activity;

·      Board decisions regarding executive pay;

·      Director compensation;

B.            Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.  Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

·      long-term financial performance of the target company relative to its industry;

·      management’s track record;

·      background to the proxy contest;

·      qualifications of director nominees (both slates);

·      evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

·      stock ownership positions.

Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II. Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless:  an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III. Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV. Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights.  However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal.  On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders.  Anti-takeover issues include the following:

Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control.  Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

3)              Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover.  Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

4)              Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock.  They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

5)              Superstock

6)

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights.  For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….”  The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E.  Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%).  While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause.  A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

a.     Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2.     Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.  Board Classification

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year.  The “staggered board” acts as a bar to unwelcome takeover bids.  An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV. Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals.  In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items.  In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals.

V. Capital Structure

A.  Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.  Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII.         State of Incorporation

A.  Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.       Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D. Changing Corporate Name

We generally vote for changing the corporate name.

IX. Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship.  However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position.  Social responsibility issues may include proposals regarding the following:

·      Ecological issues, including toxic hazards and pollution of the air and water;

·      Employment practices, such as the hiring of women and minority groups;

·      Product quality and safety;

·      Advertising practices;

·      Animal rights, including testing, experimentation and factory farming;

·      Military and nuclear issues; and

·      International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

Miller/Howard Investments Proxy Voting Policy

The Firm recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders.  Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management’s policies.  Miller/Howard Investments supports voting proxies consistent with our financial, social, and environmental objectives.  For more information regarding these objectives, please refer to our SRI (Socially Responsible Investing) policy.

Each proxy season, in addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions.  Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, the production of weapons, land mine clean up, genetically modified foods, labor standards, and management transparency.  We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources.  The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard Investments enlisted the help of Broadridge Investor Communication Solutions, Inc. to administer electronic proxy voting.  Using the services Broadridge provides, Miller/Howard Investments is capable of customizing proxy reports, ballot recommendations, and research tools.  Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting SRI recommendations as provided by Glass Lewis.

Proxy voting responsibility will be determined at the opening of all new client relationships.  For those clients who have retained proxy-voting authority, Miller/Howard Investments has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard Investments maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports.  Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

The Firm will generally vote on all proxies it receives.  However, Miller/Howard Investments may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting.  Unsupervised securities, or securities held below the line, will also be excluded.

Miller/Howard Investments will vote differently from Glass Lewis recommendations if we believe such action is in the best interest of our clients and/or our unique objectives.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard Investments will amend or update, as necessary, to remain consistent and current with our proxy practices.  Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE:

Miller/Howard Investments discloses a summary of our proxy voting policy in our Form ADV Part II.

Longfellow Investment Management Co.

Proxy Voting Policy, Overview

Proxy Voting Policy, Overview:

Where the power to vote proxies has been delegated to Longfellow Investment Management Co. (LIM), LIM has the responsibility for voting in a manner that is in the best economic interests of the client.  LIM shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment.  In some instances LIM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest is insignificant or the cost of voting the proxy outweighs the benefit to the client’s portfolio.  In voting on each and every issue, LIM shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.  Proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  LIM would generally vote for proposals that increase shareholder value and maintain or increase shareholder rights.  LIM will generally vote for management proposals for merger or reorganization.  LIM will generally vote for the selection of independent auditors.  Where LIM perceives that the proposal, if approved, would tend to limit or reduce the economic value of the client’s investment, LIM will generally vote against it.  There may be instances where the interests of LIM may conflict or appear to conflict with the interests of its clients.  For example: a situation where a portfolio holding is a client or an affiliate of a client of LIM.  In such situations LIM, consistent with its duty of care and duty of loyalty, may engage an independent third party to determine how the proxy should be voted.

AGF Investments America Inc.

In absence of specific proxy voting guidelines from the Fund, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund.  AGF’s proxy voting guidelines are not intended to dictate precisely how each issue must be voted in every circumstance.  Rather, the intention is to provide a framework defining how to approach the voting for each issue to ensure a disciplined approach to voting proxies.  AGF may retain a third-party company to provide research or other assistance with voting proxies, however the decision making process rests with AGF.

AGF applies the following proxy voting guidelines for non-routine matters:

Executive Compensation:  Will be voted to ensure that the interests of management and shareholders are properly aligned and positive economic shareholder value is not compromised.

Employee Stock Purchase Plans: strategic rationale, shareholder rights, dilution, interest alignment and corporate governance, amongst other matters, will be carefully evaluated.

Corporate Restructurings, Mergers and Acquisitions:  Consideration of strategic rationale, shareholder ratification, financial implications, future economic prospects, changes in corporate governance and their impact on shareholder rights and other related matters shall be considered when voting.  Generally, positive economic shareholder value and preserved shareholder rights must be anticipated.

Poison Pills: Primary objective is to maximize positive economic effect on shareholder value and minimal impact on shareholder rights.  A decision to abstain from voting or to vote for contentious poison pills may be in the interest of Client Account’s where short term gains timed with the disposal of the security is anticipated.

Any Proposal Affecting Shareholder Rights:  AGF believes that certain fundamental rights of shareholders must be protected and will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company.

Share Blocking: AGF has sole discretion in determining whether to enter a vote in markets in which share blocking takes place by considering whether the potential loss resulting from the inability to trade during the blocking period outweighs any potential gain to security holders through executing the proxy solicitation.

If a potential conflict should arise, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund.  If the conflict of interest arises between a portfolio manager and an issuer, the matter will be referred to the AGF Proxy Voting Committee and the Committee will meet to consider the matter, and make a determination, based upon representations to it, as to how to vote the proxy.

Bedlam Asset Management Proxy Voting Policy

Proxy voting policy

Bedlam’s policy is to vote on all motions to shareholders.  It is preferred that segregated mandates grant Bedlam voting powers as their use is potentially an important part of managing client portfolios.  Voting decisions are taken by either the CEO or CIO in all cases; standing instructions are not employed.  Meetings are monitored and instructed on using the secure third-party electronic platforms Broadridge ProxyEdge and ISS ProxyExchange.

There is a single and overriding principle when casting votes:-

‘Proxies are always voted in the best medium term interests of clients as shareholders’.

‘Medium term’ is defined as within two years - the same as the minimum forecasting time period utilized in Bedlam’s internal modeling process when analyzing each investment.

Within this single governing principle there are many elements to consider; there must be alignment of management and shareholder interests; likewise the equal treatment of all shareholders; management rewards must be commensurate with shareholder returns; and there must be a broad focus on the prudent stewardship of the business.  Specific examples of how these work in practice are set out below.

1. Dilution, share buy-backs and placements

In all circumstances proxy votes are cast against any form of dilution unless all shareholders are treated equally.  Where a power is sought to re-purchase a company’s shares, a formula is required to demonstrate it enhances shareholder value.  If a general power is sought without this or other price constraints, it is voted against.  For placements, a favorable vote is cast provided apportionment is equal to all shareholders.

2. Directors and management - appointments, contracts, compensation and options

i) In the majority of cases votes are cast in favor of existing management and the reappointment of directors (as with auditors), unless there is a poor track record, such as little creation of shareholder value or poor attendance.  Occasionally votes have been cast against re-appointment where there is an excess of family and related parties, because of the risks of misalignment between family and other shareholder interests.

ii) Compensation packages must pass the ‘reasonable man’ test, including current market rates, proven value added, and the rate of return to shareholders.

iii) Option packages are supported provided there is a clear formula and rationale.  The benefits of diluting shareholders in favor of employees must be explained; they must be fairly priced and with share repurchase programs, re-priced upwards accordingly.  Should options expire worthless because of weak management, falling profits, poor share price action or similar reasons, proxies are cast against re-issuance of options at a lower price; they are a reward for success, not failure.

3. Donations and ‘gifts’

Votes are cast against all political donations.  As regards ‘gifts’ such as corporate sponsorship, these must be reasonable and relevant to the company’s business.  Charitable donations of up to 3% of pre-tax profits will usually be supported.

4. Management buy-outs and takeovers

All management buy-outs are conflicted. Internal managers will wish to acquire the business at less than full value, hence usually they are voted against.  For takeover approaches, the two year rule applies - i.e. the price must be higher than the value ascribed to the company over the next two years from Bedlam’s internal modeling (plus a theoretical cost of funds), versus the immediate short-term price increase.  Thus votes are cast in favor of over-priced bids only.

5. Clarity

If a given motion is poorly explained or drafted, or potentially conflicted, votes will be cast against.  Examples would include a general power to increase debt levels without a specific purpose, or corporate restructuring without a clear rationale.

These are but some examples of voting rules, always in the best interests of client shareholders.  Naturally there will be many specific circumstances when other factors must be considered, such as debt ceilings or borrowing powers, where the appropriate level will vary depending on each company’s individual business.

Bedlam does not seek to be a corporate activist, such as lobbying for corporate break-up to create short-term value or a change in direction - unless poor shareholder returns and mismanagement have been so prolonged that all other options have failed.  The fundamental tenet is to allow good management to do what they are paid for within the parameters above.  Finally, all votes are always used to ensure that the company continues to operate within its area of expertise.

Cornerstone Real Estate Advisers LLC

PROXY VOTING POLICY

Cornerstone has adopted these proxy voting policies and procedures (the “Policy”) in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has designed the Policy to ensure compliance with that Rule as well as with other applicable fiduciary obligations of Cornerstone under other state and federal laws including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended.  The Policy may be amended from time to time at the sole discretion of Cornerstone.

General Policy

Cornerstone follows this Policy for each of its clients as required by law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Additionally, certain circumstances may exist whereby Cornerstone is unable (or believes it to be unreasonable due to the expense of voting) to vote a proxy.  Such cases include: (1) where the expense of voting a proxy exceeds the potential value to be gained by voting; (2) where the security is no longer held by a client; (3) where the security is subject to a securities lending arrangement (if any) which prohibits voting; or (4) where Cornerstone is prohibited by law or contract from exercising its voting rights with respect to a particular security.  In such cases, Cornerstone will refrain from voting such proxies.

In all other cases, Cornerstone’s policy is to vote proxies in accordance with the client’s best interest.  Cornerstone believes that the client’s best interest means the client’s best economic interest over the long term -that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.  Additionally, to the extent consistent with economic interests, Cornerstone considers a company’s good corporate governance to be important to proxy voting decisions.

Use of an Independent, Third-Party Proxy Voting Service

In order to discharge its duties under this policy, Cornerstone receives proxy voting research, analysis and recommendations from RiskMetrics Group (“RMG”, formerly “Institutional Shareholder Services”), an independent third party.  Cornerstone generally follows the recommendations of RMG, although, in unique circumstances, where Cornerstone has knowledge of additional information, for example, regarding a proposed director and believes that the individual is not suited to be a director of the respective company; Cornerstone may not follow the recommendation of RMG.  All decisions with respect to proxy voting, including decisions to override an RMG recommendation may be made only by Cornerstone’s Proxy Administrator (“PA”) in consultation with the portfolio manager(s) whose clients hold the securities in question.

Conflicts of Interest

Cornerstone recognizes that there may be times when its interests (or the interests of one or more Cornerstone employees) may conflict with those of its clients.  Cornerstone will not allow a “material conflict of interest” to interfere with its proxy voting decisions.  Material conflicts of interest may exist where: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is a Cornerstone client or is known by the PA to be a client of a Cornerstone affiliate; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the PA, is being actively solicited to be a Cornerstone client or the client of a Cornerstone affiliate; (3) a client or client-supported interest group actively supports a proxy proposal; or (4) Cornerstone (or a Cornerstone officer) has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders.  Where such a conflict may exist, the Cornerstone individual in conflict shall not participate in the decision whether or not to follow the RMG recommendation.  Moreover, if Cornerstone, as a company, has a conflict with respect to the proposed vote, it will follow the recommendation of RMG.  As discussed above, only Cornerstone’s PA may determine to override an RMG recommendation.  To the extent Cornerstone’s PA believes that he or she may have a conflict of interest with respect to a potential override, the PA will follow the RMG recommendation.

Proxy Procedures

Once a client account is established for which Cornerstone has proxy voting authority, the PA is responsible for receiving and processing proxies for securities held in each such account and ensuring that votes are cast.  With respect to each client proxy, Cornerstone receives electronically (either directly or through an affiliate) from RMG relevant proxy materials and RMG’s recommendations for each particular proposal.  The PA logs in any proxy materials received, matches them to the securities to be voted and confirms that the correct amount of shares, as of the record date, is reflected on the proxy.  The PA then reviews RMG’s recommendations and, unless conflicted, determines whether to accept RMG’s recommendation or override.  Any ballot issue under consideration for an override of RMG’s recommendation will be forwarded to the relevant portfolio manager(s) for review and recommendation.  The PA will forward the decision to RMG (either directly or through Cornerstone’s affiliate) for execution.

To the extent any client may instruct Cornerstone to follow the client’s own proxy voting policies with respect to that client’s account; the PA is responsible for monitoring compliance with such client policies.

Recordkeeping

Cornerstone’s PA, either internally or through RMG, compiles and maintains information, for each client for which Cornerstone votes proxies, showing the issuer’s name, meeting date and manner in which it voted on each proxy proposal. Cornerstone’s PA will maintain records of all proxies voted.  As required by Rule 204-2(c) under the Advisers Act, Cornerstone’s proxy voting records will include: (1) a copy of this Policy; (2) a copy of any document created by Cornerstone that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (3) each written client request for proxy voting records and Cornerstone’s written response to any (written or oral) client request for such records.  Cornerstone will either maintain its own proxy statements and records of votes cast or, as permitted by Rule 204-2(c), such records may be maintained by a third-party service provider such as RMG.  To the extent that Cornerstone relies on a third-party service provider, it will obtain from that third-party an undertaking to provide Cornerstone with copies of such records promptly upon request.  Proxy voting records will be maintained in an easily accessible place for five years, the first two in Cornerstone’s office.

Client Requests for Information

Cornerstone will provide clients with copies of this Policy, as revised from time to time, and will provide any client with information as to how that client’s proxies were voted.

Review

This Policy will be subject to review on a periodic basis, as deemed appropriate by cornerstone.

GAM International Management Limited

GAM International invests exclusively in non-voting securities and therefore does not have a proxy voting policy.

EARNEST Partners LLC Proxy Voting Policy

Proxy Policies

As a general rule, EARNEST Partners (the “Advisor”) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments.  A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless the Advisor is instructed otherwise in writing by the client:

·            The Advisor will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

·            The Advisor will not announce its voting intentions or the reasons for a particular vote.

·            The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

·            The Advisor will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

·            All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Advisor’s concerns for its clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

The Advisor has designated a Proxy Director.  The Proxy Director will consider each issue presented on each portfolio company proxy.  The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues.  Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Advisor’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines).  Therefore, it is possible that actual votes may differ from these general policies and the Advisor’s Proxy Voting Guidelines.  In the case where the Advisor believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest.  In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy.  In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Advisor will seek the advice of the Client.

A detailed description of the Advisor’s specific Proxy Voting Guidelines will be furnished upon written request.  You may also obtain information about how the Advisor has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners

1180 Peachtree Street NE, Suite 2300

Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Advisor reserves the right to change these policies and procedures at any time without notice.

AJO, LP, Proxy Voting Policy

OVERVIEW

AJO exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement; other clients retain this authority.  In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee.  AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO’s fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model.  AJO’s quantitative model does not include subjective analysis of companies and their officers and directors.  Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services.  AJO has procedures in place to ensure the advice we receive is impartial and in the best interests of our clients.  AJO votes each proxy individually and on rare occasions we will not follow the third-party recommendation.  AJO will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest (see “Conflicts of Interest,” below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

CONFLICTS OF INTEREST

Actual and potential conflicts of interest, including conflicts of interest of our third- party proxy service, are monitored by AJO’s Proxy Oversight Committee.  When a conflict is identified, the Committee first makes a determination as to whether the conflict is material.  The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder.  In the case of a material AJO conflict, we will vote the proxy in accordance with the recommendation of our proxy voting service, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing.  If our primary proxy voting service has a conflict of interest that causes it to abstain from making a recommendation on the proxy, the Committee will determine how to vote the proxy.  In making this determination, the Committee may use the guidelines issued by our proxy voting service for similar proxy issues or may seek the recommendation of a secondary proxy voting service.

RECORD-KEEPING

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require.  AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC’s online document filing and retention system.

VOTE DISCLOSURE

Each proxy voted by AJO for a client account is disclosed to the client quarterly.  Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215.546.7500.

AJO treats proxy votes as the property of the client and will generally not disclose proxy votes to third parties.  AJO may be required by law or regulation to report or disclose to the SEC or to other regulatory bodies how AJO votes on certain proxy issues.  Such disclosure may become publicly available.

Lee Munder Capital Group LLC

1. Operational Items:

Auditor Ratification

Generally vote FOR proposals to ratify auditors unless:

· An auditor has a financial interest in or association with the company and is therefore not independent;

· There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

· Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or

· Fees for non-audit services are excessive

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees examining things such as:

· Nominee’s attendance at meetings;

· Long-term corporate performance and stock price;

· Composition of the board and key board committees;

· Whether a retired CEO sits on the Board;

· Number of other public company boards seats held;

· Corporate governance provisions and takeover activity;

· Board decisions regarding executive pay;

· Director compensation;

· Interlocking directorships; and

· Conflicts of Interest

Independent Chair (Separate CEO/Chair)

Generally vote FOR shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.

Majority Vote Shareholder Proposals

Generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.

Performance/Governance Evaluation for Directors

Generally vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Audit Committee related items

Generally vote AGAINST or WITHHOLD from members of the Audit Committee if:

·                  Non-audit fees paid to auditor are excessive

·                  Company receives an adverse opinion on financial statements

·                  Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

·                  Poor accounting practices result in fraud, misapplication of GAAP, and/or other material weaknesses

Compensation Committee related items

In the absence of an Advisory vote on executive compensation, vote AGAINST or WITHHOLD on members of the Compensation Committee or potentially the full board if:

·                  There is significant misalignment between CEO pay and company performance

·                  Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating

·                  Board exhibits significant level of poor communication and responsiveness to shareholders

·                  Company fails to submit one-time transfer of stock options to shareholder vote

·                  Company fails to fulfill terms of burn rate commitment made to shareholders

Vote CASE-BY-CASE on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:

·                  Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support

·                  Specific actions to address issues that contributed to low level of support

·                  Other recent compensation practices

·                  Whether the issues raised are recurring or isolated

·                  Company’s ownership structure

·                  Whether support level was less than 50%,

3. Proxy Contests:

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following:

· Management’s track record;

· Background to the proxy contest;

· Qualifications of Director nominees;

· Strategic plan of dissident slate and quality of critique against management;

· Likelihood that the proposed goals and objectives can be achieved; and

· Stock ownership positions

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

4. Antitakeover Defenses and Voting Related Issues:

Advanced Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.

Poison Pills

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.

Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

5. Mergers and Corporate Restructurings:

Overall Approach — Vote CASE-BY-CASE

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:

· Valuation;

· Market reaction;

· Strategic rationale;

6.  Compensation:

Evaluate executive pay and practices (management say-on-pay “MSOP”), as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

· There is a misalignment between CEO pay and company performance (pay for performance);

· The company maintains problematic pay practices;

· The board exhibits poor communication and responsiveness to shareholders.

Poor Practices Pay

Generally vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, is the company has poor compensation practices.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation.

Employee Stock Purchase Plans

Vote CASE-BY-CASE on non-qualified employee stock purchase plans.

Option Exchange Programs/Re-pricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/re-price options.

7. Corporate Social Responsibility (CSR) Issues:

Overall Approach - Vote CASE-BY-CASE on social and environmental shareholder proposals.

London Company of Virginia d/b/a The London Company Proxy Voting Policy

I.                  POLICY

The London Company of Virginia (the “Advisor”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”).  The Advisor’s authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts.  Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies, the Advisor’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.             PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Advisor to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.        PROCEDURES

A.            The Advisor is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Advisor’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. “Guidelines” below), the Advisor recognizes that some proposals require special consideration which may dictate that the Advisor makes an exception to the Guidelines.  The Advisor will vote the recommendation of Glass Lewis on all proxy votes, unless otherwise directed by the Portfolio Managers

B.            Conflicts of Interest

Where a proxy proposal raises a material conflict between the Advisor’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1.          Vote in Accordance with the Guidelines.  To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

2.          Obtain Consent of Clients.  To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account.

3.          Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct the Advisor to forward all proxy matters in which the Advisor has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, the Advisor will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, the Advisor will abstain from voting the securities held by that client’s account.

The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflict of interest so identified by the Adviser will be addressed as described above in this Section III.A.

C.            Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the Advisor has determined that it is in the client’s best interest, the Advisor will not vote proxies received.  The following are certain circumstances where the Advisor will limit its role in voting proxies:

1.          Client Maintains Proxy Voting Authority:  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Advisor will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Advisor, it will promptly be forwarded to the client or specified third party.

2.          Terminated Account:  Once a client account has been terminated with the Advisor in accordance with its investment advisory agreement, the Advisor will not vote any proxies received after the termination.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.          Limited Value:  If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Advisor may abstain from voting a client’s proxies.  The Advisor also will not vote proxies received for securities which are no longer held by the client’s account.

4.          Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Advisor determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Advisor may recall the security for purposes of voting.

5.          Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, the Advisor may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.         RECORDKEEPING

In accordance with Rule 204-2 under the Advisers Act, the Advisor will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Advisor may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Advisor that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Advisor will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Advisor voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Advisor’s Policies and Procedures by written request addressed to the Advisor.  The Advisor will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.              GUIDELINES

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investors’ potential financial gain through the use of the shareholder vote, while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm. The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

Management Proposals

Election of Directors

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors, except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

Auditor

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification, except when the non-audit fees exceed the audit fees paid to the auditor, there have been recent restatements

Compensation

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the re-pricing of options without shareholder approval. The Investment Manager Guidelines will support management advisory votes on compensation with the belief that an independent compensation committee is in the best position to design an appropriate compensation program for the company.

Authorized Shares

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders’ approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

Shareholder Rights

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

Mergers/Acquisitions

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation. The Glass Lewis Investment Manager Guidelines will vote in accordance with the standard Glass Lewis policy recommendation on mergers, acquisitions and other financing transactions.

Shareholder Proposals

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

Governance

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well-targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the

Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

Compensation

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to re-price options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

Environment

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

Social

Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

DEPRINCE, RACE & ZOLLO, INC.

Proxy Voting

I. Introduction

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. (“DRZ”) votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  DRZ has elected to retain an independent third party proxy administrator (“Proxy Administrator”) to assist in the proxy voting and record keeping process.  Any questions about this document should be directed to our Chief Compliance Officer (“CCO”) or Assistant Compliance Officer (“ACO”).

II. Regulatory Background

(A)The Need to Implement a Proxy Voting Policy and Procedures

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities.  The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule.  In particular, the rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.

(B)Voting Client Proxies

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies.  However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.  The rule does not necessitate an adviser to become a “shareholder activist,” but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations.  The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client.  Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C)Implementing Policies and Procedures to Resolve Conflicts of Interest

A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.  Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest.  An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D)Disclosure Requirements

·                  An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

·                  A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)Recordkeeping Requirements

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

·                                          Proxy Voting Policies and Procedures;

·                                          Proxy Statements Received Regarding Client Securities;

·                                          Records of Votes Cast on Behalf of Clients;

·                                          Records of Client Requests for Proxy Voting Information; and

·                                          Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that were Prepared by the Adviser to Memorialize the Basis for the Decision.

III. Risks

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies.  This analysis includes risks such as:

·                  DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

·                  Proxies are not voted in clients’ best interests.

·                  Proxies are not identified and voted in a timely manner.

·                  Conflicts between DRZ’s interests and the client are not identified; therefore, proxies are not voted appropriately.

·                  Proxy voting records and client requests to review proxy votes are not maintained.

DRZ has established the following guidelines as an attempt to mitigate these risks.

IV. Policy

It is the policy of DRZ to vote client proxies in the interest of maximizing shareholder value.  To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent that is not part of the services provided by DRZ.  Clients must notify DRZ of their specific proxy voting instructions, if any.  Generally, all such client instructions must be in writing.

V. Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.              DRZ shall maintain a list of all clients for which it votes proxies.  The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading.  Alternatively, DRZ’s Operations Department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2.              DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation.   The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

These intermediaries will be informed to direct all proxy materials to DRZ’s designated Proxy Administrator.

3.              DRZ shall work with the Proxy Administrator to ensure that the Proxy Administrator is properly instructed on the manner and direction to vote each client’s account based upon the type of client and specific voting instructions received from the client, if any.  DRZ has established proxy voting policies with the Proxy Administrator in the interest of maximizing shareholder value.  However, DRZ has instructed the Proxy Administrator to alert DRZ to certain issues that DRZ believes require an additional level of consideration.

4.              The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.  DRZ’s Compliance Department shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

5.              The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies for client’s who have elected to have their proxies voted by a third party outside of the proxy voting services DRZ provides, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the former client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that the proxies should be forwarded to the last known address of the former client.  The statement should further indicate that future proxies for the named former client should not be delivered to DRZ or to the Proxy Administrator, but directly to the former client.

6.              The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZ’s guidelines.

7.              It is DRZ’s policy to abstain from voting proxy ballots over which the issuer has implemented a share blocking policy.  Share blocking policies are generally implemented by issuers whose securities are traded in limited markets outside the United States.  Under a “share blocking policy” voting any proxies on the ballot would prohibit trading shares of the issuer for a pre-determined period of time.  DRZ typically invests in securities that have unrestricted liquidity and therefore DRZ will generally choose to avoid circumstances that would hinder DRZ’s ability to manage portfolio positions.  DRZ will document exceptions or deviations from this policy.

8.              DRZ shall compare the cost of voting the proxy to the benefit to the client.  In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits) in accordance with DRZ’s record retention policy.  The Proxy Administrator will then be notified accordingly.

9.              The Proxy Administrator and/or the CCO or ACO will reasonably try to assess any material conflicts between DRZ’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

10.       So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above.  DRZ may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file in accordance with DRZ’s record retention policy.

11.       If the Proxy Administrator, the CCO or the ACO (interchangeably referred to as the “Compliance Officer”) detects a conflict of interest, the following process will be followed:

a.              In cases where the Proxy Administrator is the party identifying the conflict, they have been instructed to contact DRZ’s CCO or ACO as soon as reasonably practicable.

b.              The Compliance Officer and a member of the DRZ Proxy Voting Committee (the “Committee”) will determine the appropriate method of resolution considering the nature of the conflict of interest, the proxy voting deadline, the number of clients involved and other material information related to the matter.

c.               The Compliance Officer will either (i) with the assistance of the appropriate investment personnel, contact the client(s) directly for discussion of the matter and determine if the client(s) desire to vote the proxy directly or provide its vote to DRZ to vote on their behalf, or (ii) will convene the Committee, as appropriate.

d.              If the Compliance Officer elects to contact the client(s) directly and the client(s) desire to vote the proxy or provide DRZ with their vote, the Compliance Officer and the Proxy Administrator will provide the client(s) with the proxy and related information to enable the client(s) to make an informed decision.

e.               Alternatively, if the Compliance Officer concludes the matter should go before the Committee, they will immediately convene the Committee.  Members of the Committee include the persons listed on Attachment A.  A majority of the Committee members shall constitute a quorum at a meeting of the Committee, but in no event shall a quorum consist of less than one-third of the Committee. The Compliance Officer will serve as chairperson.

The Compliance Officer, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

f.                The Compliance Officer will identify for the Committee the issuer and proposal to be considered.  The Compliance Officer will also identify the conflict of interest that has been detected.

g.               The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.  Members of the Committee may wish to consider the following questions:

·                  Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

·                  Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

·                  Whether the proposal itself is well framed and reasonable.

·                  Whether implementation of the proposal would achieve the objectives sought in the proposal.

·                  Whether the issues presented would best be handled through government or issuer-specific action.

h.              Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee their decision on whether DRZ will vote for or against the proposal.  Attending members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although “abstain” votes are permitted.   The Secretary of the Committee will record each member’s vote and the rationale for their decision.

i.                  After each member of the Committee has announced their vote, the Secretary will tally the votes.  The tally will result in one of the following two outcomes:

·                  If all members of the Committee have voted in the same direction on the proposal, all of DRZ’s proxies for that proposal will be voted in such direction.  The Compliance Officer will document the unanimous vote and all notes of the meeting, if created, will be maintained in the permanent file in accordance with the DRZ’s proxy recordkeeping policy described herein.

·                  If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on DRZ.

12.       The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

13.       All proxy votes will be recorded by the Proxy Administrator.  The following information will be maintained:

1.              The name of the issuer of the portfolio security;

2.              The exchange ticker symbol of the portfolio security;

3.              The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

4.              The shareholder meeting date;

5.              The number of shares DRZ is voting on firm-wide;

6.              A brief identification of the matter voted on;

7.              Whether the matter was proposed by the issuer or by a security holder;

8.              Whether or not DRZ cast its vote on the matter;

9.              How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10.       Whether DRZ cast its vote with or against management; and

11.       Whether any client requested an alternative vote of its proxy.

There may be instances where DRZ votes the same proxy in different directions for different clients if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients.

VI. Conflicts of Interest

The following is a non-exhaustive list of potential conflicts.  DRZ continually monitors these potential conflicts to determine if they exist:

·                  Conflict: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ’s client portfolios.  For example, DRZ may be retained to manage XYZ’s pension fund.  XYZ is a public company and DRZ client accounts hold shares of XYZ.  This type of relationship may influence DRZ to vote with management on proxies to gain favor with management.  Such favor may influence XYZ’s decision to continue its advisory relationship with DRZ.

·                  Conflict: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

·                  Conflict: DRZ’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ’s client portfolios.  The spouse could attempt to influence DRZ to vote in favor of management.

·                  Conflict:  DRZ or an employee(s) personally owns a significant number of an issuer’s securities that are also held in DRZ’s client portfolios.  For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

·                  Conflict:  DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution:  Upon the detection of a material conflict of interest, the procedure described under Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

DRZ realizes that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ’s ability to vote proxies in an objective manner.

In addition, the Compliance Officer will document any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy.  The Compliance Officer should report the attempt to DRZ’s CCO, Board of Directors or outside counsel.

VII. Recordkeeping

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years from the date of the vote, the first two (2) years at its principal place of business.  The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

·                  Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer.  All written requests must be retained in the permanent file in accordance with DRZ’s record retention policy.

·                  The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

·                  DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client’s prescribed format.  In the event that DRZ cannot, and in order to facilitate the management of the proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested.

In cases where the COMPLETE proxy voting record is distributed to a client(s), it will contain the following legend:  “This report contains the full proxy voting record of DRZ.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

·                  Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written or oral request.  The written response should be attached and maintained with the client’s written request, if applicable, and maintained in the permanent file in accordance with the recordkeeping policy.

·                  Clients are permitted to request any and all proxy voting records that have been retained in accordance with DRZ’s record retention policy.

Proxy Voting Policy and Procedures:

·                  This Proxy Voting Policy and Procedures and previous versions of DRZ’s adopted Proxy Voting Policy and Procedures, if any, in accordance with DRZ’s record retention policies.

·                  DRZ’s annual Form ADV Part 2A containing a concise summary of Proxy Policy and Procedures and offer of the record to clients.

Proxy statements received regarding client securities:

·                  DRZ’s Proxy Administrator receives proxies directly from the clients’ custodians.  In the event DRZ receives a proxy, DRZ will copy or print a sample of the proxy statement or card and maintain the copy in a central file along.  DRZ will vote the proxy in accordance with these policies. Documentation of the process will be maintained in accordance with DRZ’s proxy recordkeeping policies.

Note: DRZ is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

·                  DRZ Proxy Voting Record.

·                  Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc, that were material in the basis for the decision.

VIII. Disclosure

·                  DRZ will ensure that Form ADV, Part 2A is updated as necessary to reflect: (i) all material changes to DRZ’s Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. Proxy Solicitation

As a matter of practice, it is DRZ’s policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  DRZ will never disclose such information to unrelated third parties, except as required by law.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any employee accept any remuneration in the solicitation of proxies.  The CCO shall handle all responses to such solicitations.

XI. Class Actions

It is DRZ’s policy to direct clients to decide whether or not to participate in class actions regarding securities of issuers currently or previously held in the clients’ portfolios.  Any class action notice received by DRZ shall be promptly forwarded to the client.  Class action notices received by DRZ on behalf of a former client will be sent to the last known address on file.  DRZ employees are prohibited from making legal elections or determinations on behalf of clients.  If requested, DRZ shall assist clients with account information required for their analysis of the class action notice; however, it is each client’s responsibility to respond to the class action notice.

ATTACHMENT A

DEPRINCE, RACE & ZOLLO, INC.

LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a current list of the members of DRZ’s proxy voting committee:

Chairperson	Compliance Officer

Member 1	John D. Race

Member 2	Gregory M. DePrince

Member 3	Victor A. Zollo, Jr.

Member 4	Jill S. Lynch

Member 5	Gregory T. Ramsby

TSF-56-TFGT-SAI-1301

January 30, 2013

Prospectus

Touchstone Funds Group Trust

	Class A	Class C	Class Y	Institutional
Touchstone Merger Arbitrage Fund	TMGAX	TMGCX	TMGYX	TMGLX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

2

TOUCHSTONE MERGER ARBITRAGE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Merger Arbitrage Fund (the “Fund”) seeks to achieve positive absolute returns regardless of market conditions over the long-term.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 15 and in the Fund’s Statement of Additional Information (“SAI”) on page 71.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.36%	0.39%	0.34%	0.26%
Dividend Expenses on Securities Sold Short	0.31%	0.31%	0.31%	0.31%
Total Other Expenses	0.67%	0.70%	0.65%	0.57%
Acquired Fund Fees and Expenses (AFFE)	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses(1)	2.01%	2.79%	1.74%	1.66%
Fee Waiver and/or Expense Reimbursement(2)	(0.00)%	(0.01)%	(0.00)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.01%	2.78%	1.74%	1.63%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.68%, 2.43%, 1.43%, and 1.28% for Class A shares, Class C shares, Class Y shares and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Fund’s Management” in the Fund’s prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

3

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$767	$381	$177	$166	$281
3 Years	$1,169	$864	$548	$520	$864
5 Years	$1,596	$1,473	$944	$899	$1,473
10 Years	$2,778	$3,118	$2,052	$1,963	$3,118

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 307% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund primarily invests, under normal market conditions, in equity securities of U.S. and foreign issuers.  Equity securities include common stock, preferred stock, and warrants.

The Fund’s sub-advisor, Longfellow Investment Management Co. (“Longfellow” or “Sub-Advisor”), seeks to purchase companies that are involved in publicly announced mergers, takeovers, tender offers, debt restructurings, minority purchases, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations.  Merger arbitrage is an investment strategy designed to profit from the successful completion of such transactions.  The Fund is permitted to hold long and short equity positions, as well as foreign securities including foreign depositary receipts.  The Fund may invest in companies of any size in seeking to achieve its investment goal and the Fund will regularly invest in small to medium capitalization companies.

Longfellow primarily buys securities of companies being acquired (the “target company”) in publicly announced transactions where the terms of the transaction have been largely defined and disclosed.  Longfellow may engage in selling securities short when the terms of a proposed corporate reorganization require the exchange of common stock and/or other securities.  In such a case, the common stock of the target company may be purchased and, at approximately the same time, some amount of the acquiring company’s common stock and/or other securities may be sold short depending on the terms of the transaction.  The Fund’s investment strategy is designed to capture the arbitrage spread represented by the difference between the market price of the securities of the target company and the value that is offered for these securities by the acquiring company.

In selecting securities for the Fund, Longfellow analyzes a number of factors including: proposed financing terms, the size of the transaction, anti-trust concerns, regulatory approvals and shareholder voting requirements.  All purchases are vetted through Longfellow’s internal research process prior to investment.  Longfellow will sell a position if it views the proposed transaction as having more risk than expected, the proposed transaction is cancelled or more attractive opportunities arise.  The Fund generally engages in active and frequent trading of portfolio securities as a part of its principal investment strategy.

Dependent upon the level of corporate restructuring activity, the market, or other conditions and as determined by Longfellow, the Fund may invest in any combination of cash, cash equivalents and/or fixed income securities, including investment-grade corporate bonds, non-investment-grade debt securities (also known as junk bonds), and convertible bonds.  The weighted average maturity of the Fund’s fixed income investments will normally range from 3 to 7 years.  The Fund may also gain exposure to fixed income securities through investments in other registered investment companies, specifically closed-end funds.  Longfellow believes that inefficiencies can exist with the pricing of closed-end funds and that exploiting these inefficiencies can have the potential to serve as attractive investments in the Fund.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

4

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Merger Arbitrage Risk: Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

Management Risk: Touchstone Advisors, Inc., the Fund’s Advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.  Investments in warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities.  A warrant ceases to have value if is not exercised prior to its expiration date.

·                  Large Cap Risk:  Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

·                  Mid Cap Risk:  The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

·                  Small Cap Risk:  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity market as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk:  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Depositary Receipts Risk:  Foreign receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.  Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

5

Short Sale Risk:  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price.  If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss.  The Fund’s losses are potentially unlimited in a short sale transaction.  Short sales are speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security.

Non-Diversification Risk:  The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Portfolio Turnover Risk:  Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may generate more taxable short-term gains for shareholders.

Fixed Income Risk:  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates.  Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities.  Non-investment-grade debt securities may also be less liquid.

Credit Risk: The fixed income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Other Investment Companies Risk:  The risks of investment in other investment companies typically reflect the risk of the types of securities in which the investment companies invest.  The value of the shares of closed-end investment companies may be lower than the value of the portfolio securities held by the closed-end investment company.  When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as its share of the Fund’s fees and expenses.  There may also not be an active trading market available for shares of some closed-end funds.  Additionally, trading of closed-end fund shares may be halted or delisted by the listing exchange.

Preferred Stock Risk:  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

This Fund should only be purchased by investors seeking positive absolute returns who can withstand the share price volatility of merger arbitrage investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

6

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell 1000 Growth Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Merger Arbitrage Fund — Class A Total Return as of December 31

Best Quarter:  4th Quarter 2011 2.85%        Worst Quarter:  2nd Quarter 2012 0.48%

The year-to-date return for the Fund’s Class Y shares as of December 31, 2012 is -1.73%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2012

	1 Year	Since Inception (8/9/2011)
Touchstone Merger Arbitrage Fund
Class A Return Before Taxes	-1.73%	0.99%
Class A Return After Taxes on Distributions	-2.03%	0.75%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-1.07%	0.73%
Class C Return Before Taxes	2.42%	4.46%
Class Y Return Before Taxes	4.47%	5.59%
Institutional Class Return Before Taxes	4.46%	5.65%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	15.26%	20.05%

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Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Longfellow Investment Management Co.

(“Touchstone Advisors” or the “Advisor”)

Portfolio Manager(s)

Barbara J. McKenna, CFA

Principal and Portfolio Manager

Managing the Fund since inception

David W. Seeley, CFA

Principal and Portfolio Manager

Managing the Fund since inception

David C. Stuehr, CFA

Principal, Portfolio Manager and Senior Analyst

Managing the Fund since inception

Alexander R. Graham

Portfolio Manager and Senior Analyst

Managing the Fund since inception

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

8

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

9

INVESTMENT STRATEGIES AND RISKS

Can the Fund Depart From its Principal Investment Strategies?

In addition to the investments and strategies described above in this prospectus, the Fund also may invest in other securities, use other strategies, and engage in other investment practices.  These investments and strategies, including the risks of these investments and strategies, are described in detail in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees without shareholder approval.  You would be notified at least 30 days before any change takes effect.  The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund’s goals.  This defensive investing may increase the Fund’s taxable income.  The Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.  Of course, there can be no guarantee that the Fund will achieve its investment goal.

Does the Fund have other investment strategies in addition to its principal investment strategies?

Lending of Portfolio Securities.  The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, the Fund’s Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in the SAI.

Other Investment Companies.  A Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.  The Advisor has received an exemptive order from the SEC that permits the Fund to invest up to 25% of its uninvested cash or cash collateral in one or more affiliated money market funds, subject to that Fund’s investment limitations and certain other conditions contained in the exemptive order.

What are the Principal Risks of Investing in the Fund?

The following is a list of principal risks that may apply to your investment in a Fund.  Further information about investment risks is available in the Fund’s SAI:

Merger Arbitrage Risk: Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

Management Risk: The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the Sub-Advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Historically, the equity markets have moved in cycles.  The value of the Fund’s equity securities may fluctuate from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  Conversely, the risk of

10

price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.  Investments in warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities.  A warrant ceases to have value if is not exercised prior to its expiration date.

·                  Large Cap Risk:  Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

·                  Mid Cap Risk:  The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

·                  Small Cap Risk:  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity market as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities.

Depositary Receipts Risk:  Foreign receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.  Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Short Sale Risk: Short sales are transactions in which the Fund sells a security it does not own.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be higher or lower than the price at which the security was sold by the Fund.  If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction.  Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.  Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security.  Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security.  The Fund is also required to segregate or earmark other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.  The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.  This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the

11

commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  These expenses negatively impact the performance of the Fund.  For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold.  This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale.  When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in the financial statements.  However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction.  To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted.  These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Non-Diversification Risk: Subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company.  Because a higher percentage of the Fund’s holdings may be invested in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Portfolio Turnover Risk: The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-Advisor determines that it would be in the Fund’s best interest to do so.  It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-Advisor’s control.  These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period.  High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Fixed Income Risk: The market value of fixed income investments changes in response to interest rate changes and other factors.  During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall.  While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates.  Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid.  In addition, the market for non-investment-grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities.  Non-investment-grade debt securities can also be more difficult to sell for good value.

Credit Risk: The fixed income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest when due.  This may cause the issuer’s securities to decline in value.  Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

Other Investment Companies Risk: The risks of investment in other investment companies typically reflect the risk of the types of securities in which the investment companies invest.  The value of the shares of closed-end investment companies may be lower than the value of the portfolio securities held by the closed-end investment company.  When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other

12

investment company’s fees and expenses as well as its share of the Fund’s fees and expenses.  There may also not be an active trading market available for shares of some closed-end funds.  Additionally, trading of closed-end fund shares may be halted or delisted by the listing exchange.  Investments by the Fund in other investment companies will be subject to the limitations of the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  The Advisor has received an exemptive order from the SEC that permits the Fund to invest its un-invested cash or cash collateral in one or more affiliated money market funds.  The Fund may invest up to 25% of its total assets in affiliated money market funds, subject to the Fund’s investment limitations and certain other conditions pursuant to the exemptive order.

Preferred Stock Risk:  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Where Can I Find Information About the Fund’s Portfolio Holdings Disclosure Policies?

A description of the Fund’s policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund’s website at www.TouchstoneInvestments.com.

THE FUND’S MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc. (“Touchstone Advisors” or The “Advisor”)

303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994.  As of December 31, 2012, Touchstone Advisors had approximately $14.8 billion in assets under management.  As the Fund’s Advisor, Touchstone Advisors continuously reviews, supervises, and administers the Fund’s investment programs and also ensures compliance with the Fund’s investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund’s sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

· Level of knowledge and skill

· Performance as compared to its peers or benchmark

· Consistency of performance over 5 years or more

· Level of compliance with investment rules and strategies

· Employees facilities and financial strength

· Quality of service

Touchstone Advisors will also continually monitor the sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with the sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not the sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements, without first obtaining shareholder approval.  The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds.  Shareholders of the Fund will be notified of any changes in its sub-advisory

13

arrangements.

Two or more sub-advisors may manage the Fund, with each managing a portion of the Fund’s assets.  If the Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Fund’s assets are managed by each sub-advisor.  Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by the Fund for the fiscal year ended September 30, 2012 and is net of advisory fees waived by Touchstone Advisors, if any.  Touchstone Advisors pays sub-advisory fees to the Sub-Advisor from its advisory fee.

Fund	Annual Fee Rate
Touchstone Merger Arbitrage Fund	1.05%

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Fund’s total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business, do not exceed the contractual limits set forth in the Fund’s fee table.  The contractual limits set forth in the fee table have been adjusted for each class of the Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable.  Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during such month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees’ approval of the Fund’s advisory and sub-advisory agreements can be found in the Trust’s March 31, 2012 Semi-Annual Report.

Sub-Advisor

Longfellow Investment Management Co., (“Longfellow” or “Sub-Advisor”) a SEC-registered investment advisor located at 20 Winthrop Square, Boston, MA 02110, serves as sub-advisor to the Touchstone Merger Arbitrage Fund.  As Sub-Advisor, Longfellow makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, Longfellow had approximately $5.3 billion in assets under management.

Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of the Fund and a brief biographical description of each portfolio manager.  The SAI provides additional information about the portfolio managers’ investments in the Fund that they manage, a description of their compensation structure, and information regarding other accounts that they manage.

Barbara J. McKenna, CFA, Principal and Portfolio Manager, has over 20 years of fixed income investment experience.  Prior to joining Longfellow, from 2001 to 2005, Ms. McKenna was a director and senior portfolio manager at State Street

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Research, responsible for managing $14 billion of institutional fixed-income accounts.  As director of corporate bond strategy, she was responsible for directing and leading the implementation of corporate bond strategy across all mandates.

David W. Seeley, CFA, Principal and Portfolio Manager, is one of Longfellow’s founders and has over 25 years of investment experience.

David C. Stuehr, CFA, Principal, Portfolio Manager, and Senior Analyst since September 2009, has over 25 years of investment experience.  From 2005 to 2009, he was a portfolio manager and analyst at Hanover Strategic Management.  Prior to his tenure there, he served as a portfolio manager at Seneca Capital Management, where he was responsible for the firm’s high-yield investment portfolio.  Prior to joining Seneca, from 1990 to 2001, Mr. Stuehr was a Partner with Standish, Ayer & Wood, serving as a portfolio manager and Director of Corporate Bond Research.

Alexander R. Graham, Portfolio Manager and Senior Analyst, joined Longfellow in 1997.  He has served as Senior Analyst since 2006 and Portfolio Manager since 2011.  Prior to joining Longfellow, he worked in portfolio accounting at Boston Safe Deposit & Trust and worked in client service with the Pioneer Group.

Additional Information

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of securities in his or her managed fund(s).

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares

The offering price of Class A shares of the Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a 12b-1 distribution fee.

Class A Sales Charge.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Fund.  The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of the Fund.  If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of up to 1% on the shares redeemed, if a commission was paid by Touchstone Securities to a participating unaffiliated broker-dealer.  There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule.  In addition, there is no front-end sales charge on the following purchases:

·             Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone Securities.

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·             Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.

·             Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

·             Purchases through authorized processing organizations described in this prospectus.

·             Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets.

·             Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

·             Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*            Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program without the imposition of a sales charge.  The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone Securities by marking the appropriate section on the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone Securities at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge.  You may also purchase Class A shares of the Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

·             an individual, an individual’s spouse, an individual’s children under the age of 21; or

·             a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

·             employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

·             an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

·             Individual accounts

·             Joint tenant with rights of survivorship accounts

·             Uniform gift to minor accounts (“UGTMA”)

·             Trust accounts

·             Estate accounts

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·             Guardian/Conservator accounts

·             IRA accounts, including Traditional, Roth, SEP and SIMPLE

·             Coverdell Education Savings Accounts

Rights of Accumulation Program.  Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent.  If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase; however, previous purchase transactions will not be recalculated with the proposed new breakpoint.  You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone Securities at 1.800.543.0407.

Class C Shares

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Class C shares are subject to a 12b-1 fee.  A CDSC of 1.00% will be

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charged on Class C shares redeemed within 1 year after you purchased them.

Class Y Shares

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Class Y shares are not subject to a 12b-1 fee or CDSC.

Institutional Class Shares

Institutional Class shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Institutional Class shares are not subject to a 12b-1 fee or CDSC.

DISTRIBUTION ARRANGEMENTS

12b-1 Distribution Plans.  For its Class A shares and Class C shares, the Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act.  The plans allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries.  Touchstone Securities, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a continual basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative, sub-accounting, sub-transfer agency and/or shareholder servicing activities.  These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary.  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.  Although the Funds may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Funds and Touchstone Advisors will not consider the sale of a Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

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INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Fund directly from Touchstone Securities or through your financial advisor.

Class Y shares are available through certain financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.

For Institutional Class shares, you may purchase shares of the Fund directly from Touchstone Securities or through your financial institution.

In order to open an account you must complete an investment application.  You can obtain an investment application from Touchstone Securities, your financial advisor, your financial institution, or by visiting our website at www.TouchstoneInvestments.com.  For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.

Investor Alert:  The Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.)  Touchstone Securities may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you:  When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. Eastern Time (“ET”)), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Fund

By mail or through your financial advisor

·             Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.

·             Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

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·             Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

·             You may also open an account through your financial advisor.

By wire

·             You may open an account by purchasing shares by wire transfer.  Call Touchstone Investments at 1.800.543.0407 for wire instructions.

·             Touchstone will not process wire purchases until it receives a completed investment application.

·             There is no charge to make a wire purchase.  Your bank, financial institution or processing organization may charge a fee to send a wire purchase to Touchstone Securities.

Through your financial institution

·             You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone Securities.

·             Your financial institution will act as the shareholder of record of your shares.

·             Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

·             Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund’s behalf.

·             Your financial institution may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates.

·             Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this prospectus.

By exchange

·             Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

·             Class C shares may be exchanged into Class C shares of any other Touchstone Fund and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

·             Class Y shares and Institutional Class shares of the Fund are exchangeable for Class Y shares and Institutional Class shares of any other Touchstone Fund, respectively, as long as investment minimums and proper selling agreement requirements are met.

·             You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

·             Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

·             If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

·             If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

·             You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

·             You may realize taxable gain if you exchange shares of the Fund for shares of another fund.  See “Tax Information” for more information and the tax consequences of such an exchange.

Shares of the Touchstone Ultra Short Duration Fixed Income Fund, which are offered in a separate prospectus, are prohibited from exchanging into any other Touchstone Fund.

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Through retirement plans

You may invest in the Fund through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

·             Traditional Individual Retirement Accounts (“IRAs”)

·             Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

·             Spousal IRAs

·             Roth Individual Retirement Accounts (“Roth IRAs”)

·             Coverdell Education Savings Accounts (“Education IRAs”)

·             Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

·             Defined benefit plans

·             Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

·             457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone Securities at 1.800.543.0407 or contact your financial advisor.

Through a processing organization

You may also purchase shares of the Fund through a “processing organization” (e.g., a mutual fund supermarket), which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this prospectus.  You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone Securities.  The Authorized Processing Organization may:

· Charge a fee for its services

· Act as the shareholder of record of the shares

· Set different minimum initial and additional investment requirements

· Impose other charges and restrictions

· Designate intermediaries to accept purchase and sales orders on the Fund’s behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.  These orders will be priced based on the Fund’s NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing Organizations may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

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Pricing of Purchases

We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. ET, are processed at that day’s public offering price.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day.  It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

·             Complete the investment form provided with a recent account statement.

·             Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

·             Write your account number on the check.

·             Either: (1) Mail the check with the investment form to Touchstone Securities; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement.  Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone Securities.

·             If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

·             Contact Touchstone Securities, your financial advisor or your financial institution for further instructions.

·             Contact your bank and ask it to wire federal funds to Touchstone Securities.  Specify your name and account number when remitting the funds.

·             Your bank may charge a fee for handling wire transfers.

·             Purchases in the Fund will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

·             You may add to your account by exchanging shares from another Touchstone Fund.

·             For information about how to exchange shares among the Touchstone Funds, see “Investing in the Funds - By exchange” in this prospectus.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Fund are outlined below.  Touchstone Securities does not charge any fees for these services.  For further details about these services, call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

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Automatic Investment Plan.  You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account.  You will need to complete the appropriate section in the investment application or special account options to do this.  Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment.  Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application.  You may also choose to have your dividends or capital gains paid to you in cash.  Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan.  You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging.  Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV.  If your request is received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day’s NAV for the shares you sell.  Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone Securities - By telephone

·             You can sell or exchange your shares over the telephone, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.  You may only sell shares over the telephone if the amount is less than $100,000.

·             To sell your Fund shares by telephone, call Touchstone Securities at 1.800.543.0407.

·             Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

·             If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day.  Otherwise it will occur on the next business day.

·             Interruptions in telephone service could prevent you from selling your shares by telephone when you want to.  When you have difficulty making telephone sales, you should mail to Touchstone Securities (or send by overnight delivery), a written request for the sale of your shares.

·             In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

·         Requiring personal identification

·         Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records

·         Mailing checks only to the account address shown on Touchstone Securities’ records

·         Directing wires only to the bank account shown on Touchstone Securities’ records

·         Providing written confirmation for transactions requested by telephone

·         Digitally recording instructions received by telephone

23

Through Touchstone Securities - By mail

·             Write to Touchstone Securities.

·             Indicate the number of shares or dollar amount to be sold.

·             Include your name and account number.

·             Sign your request exactly as your name appears on your investment application.

·             You may be required to have your signature guaranteed (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities - By wire

·             Complete the appropriate information on the investment application.

·             You may be charged a fee by the Fund or Fund’s Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

·             Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

·             Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction.  Contact Touchstone Securities for more information.

Through Touchstone Securities - Through a systematic withdrawal plan

·             You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

·             Withdrawals can be made monthly, quarterly, semiannually or annually.

·             There is no fee for this service.

·             There is no minimum account balance required for retirement plans.

Through your financial advisor, financial institution, or Authorized Processing Organization

·             You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

·             Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

·             Your financial institution may charge you a fee for selling your shares.

·             Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more in Class A shares at NAV and a commission was paid by Touchstone Securities to a participating unaffiliated dealer, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase.  If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Fund.

No CDSC is applied if:

·             The redemption is due to the death or post-purchase disability of a shareholder

·             The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

·             The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

·             The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

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When we determine whether a CDSC is payable on a redemption, we assume that:

·             The redemption is made first from amounts not subject to a CDSC; then

·             From the earliest purchase payment(s) that remain invested in the Fund.

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone Securities to a participating unaffiliated broker-dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

·             Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

·             Proceeds are being sent to an address other than the address of record

·             Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account

·             Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

·             Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders.  The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Fund may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed.  If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce during the

25

term of the agreement, the Fund’s market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.  When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone Securities directly)

The Fund will send one copy of its prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Securities at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Authorized Processing Organizations or Financial Institutions.  Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone Securities directly). We may delay processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you believe you may need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Class A and Class C Shares Only).  You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities.  If the redemption proceeds were from the sale of your Class A shares, and the sales load incurred on the initial purchase is equal to or exceeds the sales load of your reinvestment, you can reinvest into Class A shares of any Touchstone Fund at NAV.  If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference.  Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request.  If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”).  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

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Delay of Payment.  It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

·             When the NYSE is closed on days other than customary weekends and holidays;

·             When trading on the NYSE is restricted; or

·             During any other time when the SEC, by order, permits.

Redemption in Kind.  Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.  Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax.  Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

Pricing of Fund Shares

The Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open.  The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.  Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone Securities, an Authorized Processing Organization or financial institution.

The Fund’s equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction).  The Fund may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

·             All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

·             Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Any foreign securities held by the Fund will be priced as follows:

·             All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

·             Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

·             Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees.  Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Fund may use fair value pricing under the following circumstances, among others:

·             If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

·             If a security, such as a small cap or micro-cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

·             If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

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The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of the Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES

The Fund intends to distribute to its shareholders substantially all of its income and capital gains.  The Fund distributes its income, if any, annually to shareholders.

The Fund makes distributions of capital gains, if any, at least annually.  If you own shares on the Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash.  To elect cash payments, you must notify the Fund in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878 Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact that institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Tax Information

The tax information in this prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General.  The Fund intends to qualify annually to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).  As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code.  If for any taxable year the Fund fails to qualify as a RIC:  (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the 15% non-corporate shareholder long-term capital gain rate for taxable years beginning prior to January 1, 2013; and after January 1, 2013, the long-term capital gain rate is 20% for individuals with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% for individuals with taxable income of less than the threshold amounts.

Distributions.  The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets).  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Ordinary Income.  Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets).  After January 1, 2013, the long-term capital gain rate is 20% for individuals

28

with taxable income in excess of $400,000 ($450,000 if married and filing jointly), 15% for individuals with taxable income of less than the threshold amounts, and 0% for individuals in lower tax brackets.  Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains.  Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.  For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.  After January 1, 2013, the long-term capital gain rate is 20% for individuals with taxable income in excess of $400,000 ($450,000 if married and filing jointly), 15% for individuals with taxable income of less than the threshold amounts, and 0% for individuals in lower tax brackets.

Sale or Exchange of Shares.  It is a taxable event for you if you sell shares of the Fund or exchange shares of the Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Medicare Contribution Tax.  Under current law, beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains.  If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding.  The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The current backup withholding rate is 28%.

State and Local Income Taxes.  This prospectus does not discuss the state and local tax consequences of an investment in the Fund.  You are urged and advised to consult your own tax advisor concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund.  This prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in the Fund.

Statements and Notices.  You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund.  More information regarding these considerations is included in the Fund’s SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in the Fund on your tax situation.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years, or if shorter, the period of the Fund’s operation.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial highlights for the Fund were audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s annual report.  You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/.

Touchstone Merger Arbitrage Fund - Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.02		$10.00
Income (loss) from investment operations:
Net investment loss	(0.09	)(B)	—	(C)
Net realized and unrealized gains on investments	0.73		0.02
Total from investment operations	0.64		0.02
Distributions from:
Net investment income	—	(C)	—
Realized capital gains	(0.01)		—
Total distributions	(0.01)		—
Net asset value at end of period	$10.65		$10.02
Total return(D)	6.35%		0.30	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$150,148		$260
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(F)	1.96%		3.33	%(G)
Gross expenses (including dividend expense on securities sold short)(H)	1.97%		28.67	%(G)
Net investment loss	(0.90)%		(1.97	)%(G)
Portfolio turnover rate	307%		311	%(E)

(A) Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B)Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Amount rounds to less than $0.005.

(D) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(E) Not annualized.

(F) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.65% and 1.69% for the year ended September 30, 2012 and the period ended September 30, 2011, respectively.

(G) Annualized.

(H) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.66% and 27.03% for the year ended September 30, 2012 and for the period ended September 30, 2011, respectively.

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Touchstone Merger Arbitrage Fund - Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.01		$10.00
Income (loss) from investment operations:
Net investment loss	(0.17	)(B)	(0.01)
Net realized and unrealized gains on investments	0.71		0.02
Total from investment operations	0.54		0.01
Distributions from:
Net investment income	—	(C)	—
Realized capital gains	(0.01)		—
Total distributions	(0.01)		—
Net asset value at end of period	$10.54		$10.01
Total return(D)	5.56%		0.10	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$25,739		$254
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(F)	2.74%		4.23	%(G)
Gross expenses (including dividend expense on securities sold short)(H)	2.75%		29.58	%(G)
Net investment loss	(1.68)%		(2.74	)%(G)
Portfolio turnover rate	307%		311	%(E)

(A) Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Amount rounds to less than $0.005.

(D) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(E) Not annualized.

(F) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 2.43% and 2.43% for the year ended September 30, 2012 and the period ended September 30, 2011, respectively.

(G) Annualized.

(H) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 2.44% and 27.78% for the year ended September 30, 2012 and for the period ended September 30, 2011, respectively.

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Touchstone Merger Arbitrage Fund - Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.02		$10.00
Income (loss) from investment operations:
Net investment loss	(0.07	)(B)	(0.01)
Net realized and unrealized gains on investments	0.74		0.03
Total from investment operations	0.67		0.02
Distributions from:
Net investment income	—	(C)	—
Realized capital gains	(0.01)		—
Total distributions	(0.01)		—
Net asset value at end of period	$10.68		$10.02
Total return	6.75%		0.20	%(D)
Net assets at end of period (000’s)	$90,741		$1,160
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	1.68%		2.74	%(F)
Gross expenses (including dividend expense on securities sold short)(G)	1.70%		8.22	%(F)
Net investment loss	(0.62)%		(1.65	)%(F)
Portfolio turnover rate	307%		311	%(D)

(A) Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Amount rounds to less than $0.005.

(D) Not annualized.

(E) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.37% and 1.43% for the year ended September 30, 2012 and the period ended September 30, 2011, respectively.

(F) Annualized.

(G)  The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.39% and 6.91% for the year ended September 30, 2012 and for the period ended September 30, 2011, respectively.

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Touchstone Merger Arbitrage Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.03		$10.00
Income (loss) from investment operations:
Net investment loss	(0.06	)(B)	(0.02)
Net realized and unrealized gains on investments	0.73		0.05
Total from investment operations	0.67		0.03
Distributions from:
Net investment income	—	(C)	—
Realized capital gains	(0.01)		—
Total distributions	(0.01)		—
Net asset value at end of period	$10.69		$10.03
Total return	6.75%		0.30	%(D)
Net assets at end of period (000’s)	$79,164		$5,016
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	1.59%		1.86	%(F)
Gross expenses (including dividend expense on securities sold short)(G)	1.62%		4.83	%(F)
Net investment loss	(0.53)%		(1.13	)%(F)
Portfolio turnover rate	307%		311	%(D)

(A) Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Amount rounds to less than $0.005.

(D) Not annualized.

(E) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.28% and 1.28% for the year ended September 30, 2012 and the period ended September 30, 2011, respectively.

(F) Annualized.

(G)  The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.31% and 4.25% for the year ended September 30, 2012 and for the period ended September 30, 2011, respectively.

33

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

1.800.638.8194

www.TouchstoneInvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

34

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Go paperless, sign up today at:

www.TouchstoneInvestments.com/home

For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Fund and is herein incorporated by reference, which means it is legally a part of this prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Fund’s Financial Reports provide additional information about the Fund’s investments.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Fund are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

TSF-56Q-TFGT-MER-1301

35

PART C. OTHER INFORMATION

Item 28.  Exhibits:

(a)(1)

Registrant’s Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the Securities and Exchange Commission (“SEC”) on November 24, 1998.

(a)(2)

Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(3)

Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(4)

Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on December 17, 1997.

(a)(5)

Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(6)

Certificate and Declaration of Trust dated December 10, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on January 27, 1999.

(a)(7)

Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 3, 2004.

(a)(8)

Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(b)

Amended and Restated By-Laws of the Trust as revised November 18, 2004 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on April 14, 2005.

(c)

Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 19, 2007.

(d)(1)(a)

Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to exhibit (d)(1) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(d)(1)(b)	Amendment to Schedule C-1 of the Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is filed herewith.

(d)(2)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management, LLC with respect to the Touchstone Sands Capital Select Growth Fund dated August 18, 2011 is herein incorporated by reference to Exhibit (d)(2)(b) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(3)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Miller/Howard Investments Inc. with respect to the Touchstone Premium Yield Equity Fund dated May 20, 2008 is herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 15, 2008.

(d)(4)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Ultra Short Duration Fixed Income Fund dated February 20, 2009 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(d)(5)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Longfellow Investment Management Co. LLC with respect to the Touchstone Short Duration Fixed Income Fund dated February 19, 2009 is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(d)(6)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and AGF Investments America Inc. with respect to the Touchstone Emerging Markets Equity Fund dated May 17, 2012 is herein incorporated by reference to Exhibit (6)(h) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182176), filed with the SEC on October 12, 2012.

(d)(7)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Investments, Ltd. with respect to the Touchstone Mid Cap Value Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(8)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Cornerstone Real Estate Advisers LLC with respect to the Touchstone Global Real Estate Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(9)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and EARNEST Partners LLC with respect to the Touchstone Large Cap Relative Value Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(10)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and London Company of Virginia with respect to the Touchstone Small Cap Core Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(11)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the Touchstone Mid Cap Fund dated December 8, 2011 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(12)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Bedlam Asset Management PLC with respect to the Touchstone Global Equity Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(13)

Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Bedlam Asset Management PLC with respect to the Touchstone Global Equity Fund dated August 18, 2011 is herein incorporated by reference to Exhibit (d)(14)(b) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(14)	Sub-Advisory Agreement between Touchstone Advisors, Inc. and Aronson+Johnson+Ortiz with respect to the

Touchstone Market Neutral Equity Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(15)

Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Aronson+Johnson+Ortiz with respect to the Touchstone Market Neutral Equity Fund dated March 29, 2010 is herein incorporated by reference to Exhibit (d)(15)(i) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2011.

(d)(16)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and GAM International Management Limited with respect to the Touchstone International Fixed Income Fund dated October 1, 2010 is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2011.

(d)(17)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Focused Equity Fund dated December 31, 2009 is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on December 28, 2009.

(d)(18)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Deprince, Race & Zollo, Inc. with respect to the Touchstone Small Cap Value Fund dated December 6, 2010 is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2011.

(d)(19)

Amendment to the Sub-Advisory Agreement between Touchstone Advisors, Inc. and DePrince, Race & Zollo, Inc. with respect to the Touchstone Small Cap Value Fund dated September 10, 2012 is filed herewith.

(d)(20)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and EARNEST Partners LLC with respect to the Touchstone Total Return Bond Fund dated May 19, 2011 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011

(d)(21)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Longfellow Investment Management Co. LLC with respect to the Touchstone Merger Arbitrage Fund dated August 9, 2011 is herein incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(e)(1)

Distribution Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 21, 2006.

(e)(2)

Form of Underwriter’s Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(f)

Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(g)

Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 25, 2008 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(h)(1)	Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. is filed herewith.

(h)(2)

Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) dated November 5, 2011 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(h)(2)(a)

Amendment to Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon dated April 16, 2012 is herein incorporated by reference to Exhibit (13)(c) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177599), filed with the SEC on April 25, 2012.

(h)(2)(b)

Exhibit A to the Sub-Administration and Accounting Services Agreement dated September 6, 2012 is herein incorporated by reference to Exhibit (13)(m) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182176), filed with the SEC on October 12, 2012.

(h)(3)

Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(h)(3)(a)

Amendment to Transfer Agency and Shareholder Services Agreement between Touchstone Advisors, Inc. and BNY Mellon dated April 16, 2012 is herein incorporated by reference to Exhibit (13)(e) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177599), filed with the SEC on April 25, 2012.

(h)(3)(b)

Schedule B to the Transfer Agency and Shareholder Services Agreement dated September 6, 2012 with BNY Mellon is herein incorporated by reference to Exhibit (13)(k) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182176), filed with the SEC on October 12, 2012.

(h)(4)

State Filing Services Agreement between Registrant and BNY Mellon dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(h)(4)(a)

Schedule A to the State Filing Services Agreement between Registrant and BNY Mellon dated September 6, 2012 is herein incorporated by reference to Exhibit (13)(l) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182176), filed with the SEC on October 12, 2012.

(h)(5)

Fidelity Bond Allocation Agreement dated April 1, 2011 is herein incorporated by reference to Exhibit (13)(h) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177599), filed with the SEC on April 25, 2012.

(h)(6)(a)

Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 27, 2012  is herein incorporated by reference to Exhibit (13)(i) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182176), filed with the SEC on October 12, 2012..

(h)(6)(b)	Amended and Restated Schedule A to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant is filed herewith.

(h)(7)(a)

Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 27, 2012 with respect to the Sands Capital Select Growth Fund is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(h)(7)(b)	Amended and Restated Schedule A to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant with respect to the Sands Capital Select Growth Fund is filed herewith.

(i)	None.

(j)	Consent of Auditor is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)	Distribution and Shareholder Services Plan for Class A shares is filed herewith.

(m)(2)	Distribution and Shareholder Services Plan for Class C shares is filed herewith.

(m)(3)

Shareholder Services Plan for Class Z shares is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(n)	Amended and Restated Rule 18f-3 Multiple Class Plan is filed herewith.

(o)	Not Applicable.

(p)(1)	Code of Ethics for Registrant, Touchstone Advisors Inc. and Touchstone Securities, Inc. is filed herewith.

(p)(2)

Code of Ethics for Sands Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 6, 2004.

(p)(3)	Code of Ethics for Miller/Howard Investments Inc. is filed herewith.

(p)(4)

Code of Ethics for Fort Washington Investment Advisors, Inc. is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(p)(5)

Code of Ethics for Longfellow Investment Management Co. LLC is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(p)(6)

Code of Ethics for AGF Investments America Inc. is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(p)(7)

Code of Ethics for Lee Munder Capital Group, LLC is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(8)

Code of Ethics for Cornerstone Real Estate Advisers LLC is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(9)

Code of Ethics for EARNEST Partners is herein incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(10)	Code of Ethics for The London Company of Virginia is filed herewith.

(p)(11)

Code of Ethics for Bedlam Asset Management PLC is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(12)

Code of Ethics for Aronson+Johnson+Ortiz, is herein incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(13)

Code of Ethics for GAM International Management Limited is herein incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2011.

(p)(14)	Code of Ethics for DePrince, Race & Zollo, Inc. is filed herewith.

(q)	Powers of Attorney are filed herewith.

Item 29.

Not Applicable.

Item 30. Indemnification:

Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust.  Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser:

TOUCHSTONE ADVISORS, INC. (the “Advisor”) is a registered investment adviser that provides investment advisory services to the Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust (the “Touchstone Fund Complex”).

The following list sets forth the business and other connections of the directors and executive officers of the Advisor.  Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)  Jill T. McGruder — CEO and Director Touchstone Advisors, Inc.

(a)  President and Chief Executive Officer-IFS Financial Services, Inc.

(b)  President and Chief Executive Officer-Integrity Life Insurance Co.

(c)  President and Chief Executive Officer- National Integrity Life Insurance Co.

(d)  President -Touchstone Fund Complex

(e)  Senior Vice President-Western & Southern Financial Group*

(f)  Senior Vice President-W&S Brokerage Services, Inc.*

(g)  Director — Western & Southern Financial Group*, IFS Financial Services, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, LaRosa’s, Inc. (2334 Boudinot Avenue Cincinnati, OH 45238)

(2)  Donald J. Wuebbling — Director -Touchstone Advisors, Inc.

(a)  Director-AM Concepts, Inc.*, Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Eagle Realty Investments, Inc.*, Insurance Profillment Solutions, LLC.*, Integrity Life Insurance Company,* National Integrity Life Insurance Company,* WestAd Inc*, Eagle Realty Group, LLC.*, IFS Financial Services, Inc., Western & Southern Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Insurance Company*, IIS Broadway*

(3)  Richard K. Taulbee -Vice President-Touchstone Advisors, Inc.

(a)   Vice  President-Eagle Realty Group, LLC.*, Eagle Realty Investments*, IFS Financial Services, Inc., IIS Broadway Corporation*, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Life Insurance Company*, Touchstone Securities, Inc., WestAd, Inc.*, W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, Western & Southern Agency Service, Inc.*, IFS Agency Services, Inc.*

(4)  James J. Vance -Vice President & Treasurer-Touchstone Advisors, Inc.

(a)  Vice President & Treasurer-Western & Southern Life  Insurance Company*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd Inc.*, AM Concepts, Inc*.

(b)  Treasurer-W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC., Insurance Profillment Solutions*, Tristate Ventures, LLC.*

(5)  Terrie A. Wiedenheft — Chief Financial Officer - Touchstone Advisors, Inc.

(a)  Senior Vice President and Chief Financial Officer- W&S Brokerage Services, Inc.*, IFS Financial Services, and Touchstone Securities, Inc.

(b)  Senior Vice President Fort Washington Investment Advisors, Inc.

(c)  Treasurer & Controller-Touchstone Fund Complex

(6)  James N. Clark — Director-Touchstone Advisors, Inc.

(a)  Vice President, Director and Secretary-Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western & Southern Life Assurance Company*, Western-Southern Life Assurance Company.*

(b) Director and Secretary-WestAd, Inc.*

(c) Director-Columbus Life Insurance Company*, Eagle Realty Group, LLC.*, Eagle Realty Investments, Inc.*, IFS Agency Services, Inc., Touchstone Securities, Inc., W&S Financial Group

Distributors, Inc.*, AM Concepts*, IFS Financial Services, Western & Southern Agency Services, Inc.*, Lafayette Life Insurance Company*, Western & Southern Agency Services, Inc.

(7)  Rhonda S. Malone-Secretary-Touchstone Advisors, Inc.

(a) Secretary-Touchstone Securities, Inc., W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, IFS Agency Services Inc.

(b) Associate Counsel — Securities-Western & Southern Financial Group, Inc.*

(8)  Steven M. Graziano - President-Touchstone Advisors, Inc.

(a)  Vice President -Touchstone Fund Complex

(b)  President — Touchstone Securities, Inc.

(9)  Michael Moser — Vice President and Chief Compliance Officer - Touchstone Advisors, Inc.

(10)  Timothy D. Paulin - Vice President, Investment Research and Product Management — Touchstone Advisors, Inc.

Fort Washington Investment Advisors, Inc.

Fort Washington Investment Advisors, Inc. (“Fort Washington”) is the sub-adviser for the Touchstone Ultra Short Duration Fixed Income Fund and Focused Equity Fund. The principal address of Fort Washington is 303 Broadway, Suite 1200, Cincinnati, OH 45202. Fort Washington is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Fort Washington has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)         Maribeth S. Rahe, President & Chief Executive Officer and Director

(a)         Board Member, Executive/Foundation Committee of Cincinnati USA Regional Chamber; Leadership Development, Cincinnati USA Regional Chamber of Commerce; Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Consolidated Communications Illinois Holdings Inc.; Chair, Audit Committee, Consolidated Communications Illinois Holdings, Inc.; Member, Nominating/Governance and Compensation Committees, Consolidated Communications Illinois Holdings, Inc.; Vice Chairman, Executive/Finance Committee, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Xavier University; Advisory Board, CincyTech USA; Member, Partner-In-Action; Investment Committee, United Way of Cincinnati; Board Member, First Financial Bank; Member, Audit/Trust/M&A Committees, First Financial Bank; Executive Committee, Commonwealth Club

(b)         President of Tristate Ventures, LLC*

(c)          Director, Eagle Realty Group

(d)         President & CEO, Peppertree Partners, LLC

(2)         Nicholas P. Sargen, Chief Investment Officer and Director

(a)         Senior Vice President & Chief Investment Officer, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company,  National Integrity Life Insurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(b)         Chief Investment Officer of Tristate Ventures, LLC*

(c)          Board of Trustees & Treasurer, Good Samaritan Hospital Foundation

(d)         Chairman, Xavier Department of Finance Advisory Board

(e)          Chief Investment Officer, Peppertree Partners, LLC

(3)         John F. Barrett, Chairman and Director

(a)         Chairman of Board & CEO, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(b)         Trustee, Touchstone Variable Series Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust

(c)          Director & Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company

(d)         Director, Eagle Realty Group, Eagle Realty Investments, Lafayette Life Insurance Company

(e)          Director, Chairman & CEO, WestAd, Inc.

(f)           President & Trustee, Western & Southern Financial Fund

(g)          Board Member, Convergys Corp, Cintas Corporation

(4)         Brendan M. White, Managing Director & Sr. Portfolio Manager

(5)         James A. Markley, Managing Director

(a)         Trustee & Board Member, Corbett Foundation

(6)         Roger M. Lanham, Managing Director

(7)         John J. O’Connor, Managing Director

(a)         Board of Directors, Friars Club Foundation, SC Ministry Foundation

(b)         Investment Committee, Province of St. John the Baptist

(8)         Timothy J. Policinksi, Managing Director & Sr. Portfolio Manager

(9)         Michele Hawkins, Chief Compliance Officer & Managing Director

(a)         Advisory Board Member, Xavier University Cintas Institute for Business Ethics & Social Responsibility

(b)         Chief Compliance Officer, Peppertree Partners, LLC

(10)  Margaret C. Bell, Managing Director

(11)  Robert L. Walker, Director

(a)         Director, Eagle Realty Group, Integrity Life Insurance Company, National Integrity Life Insurance Company, Lafayette Life Insurance Company, Columbus Life Insurance Company

(b)         Board Member, Computer Services, Inc., Tri-Health

(c)          Chief Financial Officer, Western & Southern Life Insurance Company

(d)         Board of Trustees, Bethesda, Inc.

(12)  Richard R. Jandrain III, Managing Director & Sr. Portfolio Manager

(13)  Terrie A. Wiedenheft, Sr. Vice President & Chief Financial Officer — See biography above

(14)  James J. Vance, Vice President & Treasurer — See biography above

(15)  Stephen A. Baker, Managing Director of Private Equity

(a)         Board of Trustees, Walnut Hills High School Alumni Foundation, Greater Cincinnati Rowing Foundation, Fortis Security Products, LLC, CH Mack, Inc.

(b)         Manager, Peppertree Partners, LLC

(16)  John P. Bessone, Vice President

(a)         Board Member, Lumidign, Inc., Earthstone International

(17)  Paul D. Cohn, Managing Director of Private Equity

(18)  Rance G. Duke, Vice President & Sr. Portfolio Manager

(a)         Board Member, Spring Grove Cemetery, Bethesda Foundation, Bethesda, Inc., YMCA of Greater Cincinnati

(b)         Member, United Way, Red Cross Partnership Committee

(19)  Thomas L. Finn, Vice President & Sr. Portfolio Manager

(a)         Board Member, Cincinnati Foundation for the Aged, Beechwood Foundation.

(b)         Investment Committee, YMCA

(20)  Mark A. Frietch, Managing Director of Investment Operations, Relationship Management and  Marketing

(21)  John J. Goetz, Vice President & Sr. Portfolio Manager

(a)         Investment Company Institute — MMFunds Advisory Committee

(22)  Daniel J. Kapusta, Vice President & Sr. Portfolio Manager

(23)  Howard R. Lodge, Vice President & Sr. Portfolio Manager

(24)  Bihag N. Patel, Vice President & Sr. Portfolio Manager

(25)  David K. Robinson, Vice President & Sr. Portfolio Manager

(26)  Charles A. Ulbricht, Vice President & Sr. Portfolio Manager

(a)         AVP Investments, Lafayette Life Foundation

(27)  Scott D. Weston, Vice President & Sr. Portfolio Manager

(a)         Financial Advisory Board & Foundation Board Member, Mariemont School District

(28)  Steven E. Ball, Vice President

(29)  Martin W. Flesher, Vice President

(30)  Jeffrey D.  Meek, Vice President & Senior Financial Officer

(a)         Treasurer, Peppertree Partners, LLC

(31)  Jonathan D. Niemeyer, Sr. Vice President & General Counsel

(a)         Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation

(b)         Sr. Vice President & General Counsel, Columbus Life Insurance Company

(c)          Assistant Secretary, Peppertree Partners, LLC

(32)  James E. Wilhelm, Vice President & Sr. Portfolio Manager

(a)         Board Member, Xavier Student Investment Fund

(33)  Donald J.  Wuebbling, Director — See biography above

(34)  William G. Creviston, Vice President & Sr. Portfolio Manager

(35)  Douglas E. Kelsey, Vice President & Sr. Portfolio Manager

(36)  Jeremiah R. Moore, Vice President

(37)  Barry D. Pavlo, Vice President

(38)  William T. Sena Jr., Vice President & Sr. Portfolio Manager

(39)  P. Gregory Williams, Vice President

(40)  Eric J. Walzer, Vice President of Investment Operations

(41)  William T. Sena Sr., Managing Director

(42)  Brent A. Miller, Portfolio Manager

(43)  Joseph B. Michael, Managing Director of Private Equity

(a)         Vice President, Peppertree Partners, LLC

(44)  Timothy J.  Jossart, Assistant Vice President & Assistant Portfolio Manager

(45)  Alexander S. Fischer, Vice President

(46)  Richard A. Ellensohn, Portfolio Manager

(47)  Jay M. Raffle-Devine, Sr. Portfolio Manager

(a)         Investment Company Institute — MMFunds Advisory Committee

(48)  Daniel J.  Carter, Assistant Vice President & Portfolio Manager

(49)  S. Zulfi Ali, Vice President & Sr. Portfolio Manager

Sands Capital Management, LLC

Sands Capital Management, LLC (“Sands Capital”) is the sub-adviser for the Touchstone Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1101 Wilson Blvd., Suite 2300, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. No director, officer or partner of Sands Capital has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Miller/Howard Investments, Inc.

Miller/Howard Investments, Inc. (“Miller/Howard”) is the investment sub-advisor for the Touchstone Premium Yield Equity Fund.  The principal address for Miller/Howard Investments is 324 Upper Byrdcliffe Rd., Woodstock, NY 12498.  Miller/Howard Investments is a registered investment adviser under the Advisers Act.  Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY

Lowell G. Miller, Pres., CIO, DOR	Overlook Advisers, LLC	Managing Member
Helen Hamada, Managing Dir., CCO	Overlook Advisers, LLC	Managing Member
Bryan J. Spratt, PM, RA	Overlook Advisers, LLC	Member
John E. Leslie III, PM, RA	Overlook Advisers, LLC	Member
Lee S. Chun, Exec. VP, Operations Client Srvcs. Manager	Overlook Advisers, LLC	Member

Overlook Advisors LLC is affiliated with Miller/Howard Investments and has the same owners. It was the General Partner for a hedge fund that has closed (12/31/07).

Longfellow Investment Management Co.

Longfellow Investment Management Co. (“Longfellow”) is a registered advisor providing sub-advisory services to the Touchstone Short Duration Fixed Income Fund and Touchstone Merger Arbitrage Fund.  The address of Longfellow is 20 Winthrop Square, Boston, MA 02110.  Except as stated below, no director, officer or partner of Longfellow has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY
Barbara J. McKenna, President	American Beacon Funds	Trustee Member

AGF Investments America Inc.

AGF Investments America Inc. (“AGF”) is the sub-adviser for the Touchstone Emerging Markets Equity Fund and Touchstone Emerging Markets Equity Fund II. The principal business address of AGF is 53 State Street, Suite 1301, Boston, Massachusetts, 02109. AGF is an investment adviser registered under the Advisers Act. The business or other connections of each director and officer of the Adviser is currently listed in the Adviser’s investment adviser registration on Form ADV (File No. 801-68681) and is hereby incorporated herein by reference thereto.

Lee Munder Capital Group, LLC

Lee Munder Capital Group, LLC (“LMCG”) is the sub-adviser for the Touchstone Mid Cap Value Fund. The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, MA, 02116. LMCG is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY

Jeffrey Davis, Chief Investment Officer	Berklee College of Music	Board of Trustees and Investment Committee Member

Lee Munder, Founding partner/general	Rednum Family Investments, LP	Managing Partner

Richard H. Adler, Board Member	Convergent Capital Management	President and Chief Executive Officer

	AMBS Investment Counsel, LLC	Board Member

	Clifford Swan Investment Counsel	Board Member

	Convergent Wealth Advisors	Board Member

	Mid-Continent Capital	Board Member

	SKBA Capital Management	Board Member

William J. Freeman, Board Member	Convergent Capital Management	Senior Vice President

	Clifford Swan Investment Counsel	Board Member

	Convergent Wealth Advisors	Board Member

	City National Asset Management	Board Member

	Reed Conner Birdwell LLC	Board Member

Richard S. Gershen, Board Member	City National Bank	Executive Vice President, Wealth Management

	Covergent Capital Management	Board Member

	Covergent Wealth Advisors	Board Member

Cornerstone Real Estate Advisers LLC

Cornerstone Real Estate Advisers LLC (“Cornerstone”) is the sub-adviser for the Touchstone Global Real Estate Fund. The principal business address of Cornerstone is 1 Financial Plaza, Suite 1700, Hartford, CT, 06103. Cornerstone is an investment adviser registered under the Advisers Act. The business or other connections of each director and officer of the Adviser is currently listed in the Adviser’s investment adviser registration on Form ADV (File No. 801-51633) and is hereby incorporated herein by reference thereto.

EARNEST Partners LLC

EARNEST Partners LLC (“EARNEST Partners”) is the sub-advisor for the Touchstone Large Cap Relative Value Fund and the Touchstone Total Return Bond Fund.  The principal business address of EARNEST Partners is 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309.  EARNEST Partners is an investment advisor registered under the Advisers Act.  Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY
Paul E. Viera	Westchester Limited, LLC	CEO & Managing Member
CEO & Manager	GREYBULL Partners LLC	CEO & Manager

John G. Whitmore	GREYBULL Partners LLC	COO
COO	Westchester Limited, LLC	Secretary

James M. Wilson	GREYBULL Partners LLC	CCO; Secretary
CCO; Secretary

London Company of Virginia d/b/a The London Company

London Company of Virginia d/b/a The London Company (“TLC”) is a registered advisor providing sub-advisory services to the Touchstone Small Cap Core Fund and the Touchstone Mid Cap Fund. The address of TLC is 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226. No director, officer or partner of TLC has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Bedlam Asset Management PLC

Bedlam Asset Management PLC (“Bedlam”) is the sub-adviser for the Touchstone Global Equity Fund. The principal business address of Bedlam is 20 Abchurch Lane, London EC4N 7BB, United Kingdom. Bedlam is an investment adviser registered under the Advisers Act and authorized and regulated by the UK Financial Services Authority. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY

Jonathan Compton, Managing Director	Layer Marney Properties	Director

Aronson Johnson Ortiz

Aronson Johnson Ortiz (“AJO”) is the sub-adviser for the Touchstone Market Neutral Equity Fund. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102. AJO is an investment adviser registered under the Advisers Act.  No director, officer or partner of AJO has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

GAM International Management Limited

GAM International Management Limited (“GAM International”) is a registered advisor providing sub-advisory services to the Touchstone International Fixed Income Fund. The address of Augustus is 12 St James’s Place, London, SW1A 1NX. No director, officer or partner of GAM International has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Deprince, Race & Zollo, Inc.

Deprince, Race & Zollo, Inc. (“DRZ”) is the sub-adviser for the Touchstone Small Cap Value Fund. The principal business address of DRZ is 250 Park Avenue South, Suite 250, Winter Park, FL, 32789. DRZ is an investment adviser registered under the Advisers Act. No director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

Item 32. Principal Underwriters:

(a)   Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

(b)   The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

	POSITION WITH	POSITION WITH
NAME	UNDERWRITER	REGISTRANT
Steven M. Graziano	President	Vice President
Jill T. McGruder	Director	Trustee/President
James N. Clark*	Director	None
Donald J. Wuebbling*	Director	None
Patricia J. Wilson	Vice President	None
Richard K. Taulbee*	Vice President	None
James J. Vance*	Vice President & Treasurer	None
Terrie A. Wiedenheft	Chief Financial Officer	Controller/Treasurer
Rhonda Malone*	Secretary	None

(c)  None

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)   With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);(6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

(b)   With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator and Sub-Administrator

Touchstone Advisors, Inc.

303 Broadway, Suite 1100

Cincinnati, OH 45202

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

BNY Mellon Investment Servicing (US) Inc.

201 Washington Street, 34th Floor

Boston, MA 02108

(c)  With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisors:

Touchstone Advisors, Inc.

303 Broadway, Suite 1100

Cincinnati, OH 45202

Sands Capital Management, LLC

1101 Wilson Blvd, Suite 2300

Arlington, VA 22209

Miller/Howard Investments, Inc.

324 Upper Byrdcliffe Road

Woodstock, NY, 12498

Fort Washington Investment Advisors, Inc.

303 Broadway, Suite 1200

Cincinnati, OH 45202

Longfellow Investment Management Co.

20 Winthrop Square

Boston, MA 02110

AGF Investments America, Inc.

53 State Street

Boston, MA 02109

Lee Munder Capital Group, LLC

200 Clarendon Street, 28th Floor

Boston, MA 02116

Cornerstone Real Estate Advisers LLC

One Financial Plaza, Suite 1700

Hartford, CT 06103-2604

EARNEST Partners LLC

1180 Peachtree Street, Suite 2300

Atlanta, GA 30309

The London Company

1801 Bayberry Court, Suite 301

Richmond, VA 23226

Bedlam Asset Management PLC

20 Abchurch Lane

London EC4N 7BB, United Kingdom

Aronson Johnson Ortiz

230 South Broad Street, 20th Floor

Philadelphia, PA  19102

GAM International Management Limited

12 St James’s Place

London, SW1A 1NX

Deprince, Race & Zollo Inc.

250 Park Avenue South, Suite 250

Winter Park, FL, 32789

Item 34. Management Services:

None.

Item 35. Undertakings:

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 67 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 67 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio on the 28th day of January 2013.

TOUCHSTONE FUNDS GROUP TRUST

By:	/s/ Jill T. McGruder
Jill T. McGruder
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

*	Trustee	January 28, 2013

Phillip R. Cox

*	Trustee	January 28, 2013

H. Jerome Lerner

*	Trustee	January 28, 2013

John P. Zanotti

*	Trustee	January 28, 2013

Donald C. Siekmann

*	Trustee	January 28, 2013

Susan J. Hickenlooper

/s/ Jill T. McGruder	Trustee and President	January 28, 2013
Jill T. McGruder

/s/ Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	January 28, 2013
Terrie A. Wiedenheft

*By:	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney)

EXHIBIT INDEX

28(d)(1)(b)	Amendment to Schedule C-1 of the Investment Advisory Agreement.

28(d)(19)	Amendment to the Sub-Advisory Agreement DePrince, Race & Zollo, Inc. with respect to the Touchstone Small Cap Value Fund.

(h)(1)	Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc.

28(h)(6)(b)	Amended and Restated Schedule A to the Expense Limitation Agreement.

28(h)(7)(b)	Amended and Restated Schedule A to the Expense Limitation Agreement with respect to the Sands Capital Select Growth Fund.

28(j)	Consent of Auditor.

28(m)(1)	Distribution and Shareholder Services Plan for Class A shares.

28(m)(2)	Distribution and Shareholder Services Plan for Class C shares.

28(n)	Amended and Restated Rule 18f-3 Multiple Class Plan.

28(p)(1)	Code of Ethics for Registrant, Touchstone Advisors, Inc. and Touchstone Securities, Inc.

28(p)(3)	Code of Ethics for Miller/Howard Investments Inc.

28(p)(13)	Code of Ethics for The London Company of Virginia.

28(p)(14)	Code of Ethics for DePrince, Race & Zollo, Inc.

28(q)	Powers of Attorney